UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07428

Voya Mutual Funds

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
October 31, 2016
Classes A, B, C, I, O, P*, R, R6 and W
Global and International Funds
■
Voya Diversified Emerging Markets Debt Fund

■
Voya Diversified International Fund

■
Voya Global Bond Fund

■
Voya Global Equity Fund (formerly, Voya Global Value Advantage Fund)

■
Voya Global Perspectives® Fund

■
Voya Multi-Manager International Small Cap Fund

■
Voya Russia Fund

*Patent Pending
E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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President’s Letter

Surprise! Surprise?
Dear Shareholder,
As the outcome of the U.S. presidential election became clear, financial markets, which had priced in the likelihood of a Hillary Clinton victory, adjusted rapidly to a surprise Donald Trump win. After an initial sell-off, stock markets began to recover as “animal spirits” saw encouragement in the “growth-friendly” tone of the president-elect’s agenda. The U.S. Treasury yield curve experienced a massive “bear steepener” as longer maturity bonds underperformed shorter maturities. The likelihood of higher after-tax returns, stronger growth, somewhat tighter monetary policy and higher inflation drove bond yields and the U.S. dollar higher.
Two days before Thanksgiving, the Dow Jones Industrial Average was up about 4.0% for the quarter; the S&P 500® Index had gained a more modest 1.7%. Small-capitalization stocks were ahead of large- and mid-cap stocks; markets in Asia and Europe were down. A widely watched bond market gauge, the Bloomberg Barclays U.S. Aggregate Index, had fallen more than 3%.
With the Republicans soon to be in control of the executive branch and congress, the likelihood of significant policy change is high. We believe investors should focus on four key points: tax policy, deregulation, fiscal spending and trade policy. Tax reform under the new administration will revolve around large tax cuts, which we expect will have a near-term, positive impact on the economy. Deregulation will benefit corporate fundamentals, particularly within the banking sector. We believe fiscal spending increases will have near-term, positive effects on growth and inflation; but when paired with tax cuts, higher fiscal spending increases concerns about long-term budget deficits. Protectionist trade policies would lead to higher inflation as tariffs increase the cost of imports. Uncertainty around trade deals, rising funding costs and a stronger dollar present headwinds to growth within emerging markets.
We would caution against big moves in portfolios on news and instead incorporate policy into a broader view on risk assets, growth and the inflation outlook. In this post-election world, it’s especially important to vet decisions that could impact your long-term potential for investment success. Keep your portfolio well diversified, and before taking any action, thoroughly discuss with your investment advisor your circumstances and possible responses.
We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
November 22, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended October 31, 2016

In our semi-annual report we described how intensifying global concerns had driven down the prices of risk assets well into February. The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016. However, in the U.S., apart from employment, economic progress looked sluggish. In the rest of the developed world negative bond yields were increasingly common, created by central banks in Europe and Japan, even as the FOMC seemed headed in the opposite direction. This “policy divergence” among increasingly powerless central banks was surely untenable.
China was an ongoing concern with declining growth, policy missteps including a bungled currency devaluation and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.
Many indices seemed to reach their nadir on February 11 before rebounding, with no specific catalyst evident. At around this time the FOMC was toning down its expectations for further interest rate increases and signs of stabilization in China were emerging. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, down nearly 14% for the fiscal year on February 11, regained almost 13% by April 29 to end the fiscal half-year down just 2.63%. With some turmoil along the way, the Index managed to build on this recovery to end up 1.75% for the fiscal year. (The Index returned 1.18% for the year ended October 31, 2016, measured in U.S. dollars.)
Early in the second half there were still many who doubted the sustainability of the rebound in asset prices. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as faint U.S. GDP growth in late 2015 and early 2016 would soon improve and employment was nearly full.
A surprisingly weak U.S. employment report on June 3 put paid to a rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.
Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized growth of just 1.1% in gross domestic product concealed real final sales growth of 2.4%. By the end of August, Federal Reserve Vice Chair Stanley Fischer was again warning of two interest rate increases before year end. In the event the FOMC did not act in September in the wake of a less strong employment report and listless purchasing managers’ indices, but gave a broad hint that they would do so in December.
Towards the end of the fiscal year one notable trend was the increase in government bond yields. There were various reasons. In the U.S. a rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at
2.9%. In the euro zone, it was feared that the European Central Bank would “taper” its bond buying as the official end to the program in March 2017 drew closer. In the U.K., the weakening pound and attendant surge in inflation made government bonds less attractive. Rising bond yields tend to mute the attractiveness of stocks and the Index ended October a little below its level on August 31.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 4.37% in the fiscal year. The Bloomberg Barclays U.S. Treasury Bond sub-index added 3.32%, but its long-term subsector advanced 9.11% as the yield curve flattened, despite the late partial reversal. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 7.23%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 10.16%.
U.S. equities, represented by the S&P 500® index including dividends, rose 4.51% in the fiscal year. For the period as a whole, high-yielding “bond-proxy” sectors like utilities and telecoms were strong, returning 17.11% and 10.75% respectively. In the later months those sectors weakened, in favor of technology in particular, which returned 10.83% for the year. S&P 500® companies’ earnings per share recorded their fifth straight year-over-year decline in the second quarter of 2016.
In currencies the dollar added just 0.66% against the euro, moving in a narrow range throughout the period. The dollar gained 26.78% on the pound, practically all of it after Britain’s vote to leave the EU, but lost 13.17% to the yen, on increasing skepticism that “Abenomics” would succeed in weakening that currency.
In international markets, the MSCI Japan® Index dropped 10.14%, For stocks, a persistently strong yen was a negative influence as it depressed the value of non-yen export earnings. The MSCI Europe ex UK® Index lost 5.40%, more than accounted for by losses in financials and health care. Financials were weighed by low or negative interest rates and a flat yield curve. Health care, after a sustained period of strength, suffered from profit taking and concerns about drug pricing pressure. The MSCI UK® Index climbed 13.55%, its big multinational members like Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury 20+ Year Bond Index	Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA/NAREIT Developed Index	The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified	A liquid global benchmark for US-dollar corporate emerging market bonds. The CEMBI DIVERSIFIED limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI DIVERSIFIED results in well-distributed, balanced weightings for countries included in the index.
J.P. Morgan Emerging Markets Bond Index Global Diversified	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
J.P. Morgan Government Bond Index — Emerging Markets Global Diversified	A comprehensive, global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI All Country World (ex-US) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes there investment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Small Cap Index	An equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

Benchmark Descriptions (continued)

Index	Description
MSCI Russia 10/40 Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russia Trading System Index	A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.
S&P Developed ex-US SmallCap Index	An float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

Voya Diversified Emerging Markets Debt Fund	Portfolio Managers’ Report

Target Allocations as of October 31, 2016 (percent of net assets)

Hard Currency	35%
Local Currency	30%
Corporates	35%
Portfolio holdings are subject to change daily.
Voya Diversified Emerging Markets Debt Fund (the “Fund”) seeks total return including capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in: (i) debt instruments of, or derivatives having economic characteristics similar to the debt instruments of, issuers in emerging market countries; or (ii) debt instruments that have principal denominated in emerging market currencies. Though the Fund may make direct investments in fixed-income and floating rate debt instruments of issuers in emerging market countries, it achieves its exposures primarily through investments in other Voya mutual funds (“Underlying Funds”). The Fund is managed by Brian Timberlake, Ph.D., CFA, Jean-Dominique Bütikofer, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.72% compared to a composite index, which is a blend of 1∕3 J.P. Morgan Government Bond Index — Emerging Markets Global Diversified USD Index, 1∕3 J.P. Morgan Emerging Markets Bond Index — Global Diversified Index, and 1∕3 J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (“Composite Index”)* and the J.P. Morgan Emerging Markets Bond Index Global Diversified (“JPM EMBI”), which returned 10.70% and 11.70%, respectively, for the same period.
Portfolio Specifics: The Fund posted positive returns but underperformed the Composite Index during a reporting period that was characterized by challenging market conditions: for the first few months, falling prices for oil and commodities undercut the economic foundations of many emerging countries in which the Fund invests, resulting in bouts of severe volatility and broad price declines. Credit risk premiums and bond yields rose (prices fall when yields rise) steeply during the first few months of the period before rallying sharply. This rally lasted through the rest of the period before slightly stalling in October due to better than expected global economic data, continued central bank accommodations, a USD broad-based sell off, and a rally in commodities. Technical factors also supported the rally as investors continued to chase higher yielding assets. The Fund was able to utilize asset allocation effectively by mitigating various risks such as global beta and market liquidity; and reducing volatility of return for the period.
Throughout the first half of the period, the Fund was positioned more cautiously as single-digit allocations to cash were utilized to minimize volatility. Asset allocation favored emerging markets hard currency over emerging markets corporate debt. The local currency allocation pursued a defensive strategy and was underweighted throughout the period due to ongoing risks and heightened currency volatility and challenging technicals compared to credit. Nevertheless, we began reducing our underweight to local currency as the market continued to rally. Given the Fund’s preference to emerging markets hard currency and corporate debt, the Fund outperformed the Composite Index during the first few months of the period but lagged for the whole year after the strong rally that was led by local currency for much of the period. That being said, the Fund’s underweight to local currency limited downside versus the Composite Index over the last month of the period. The hard currency allocation outperformed its specific benchmarks for the period, while the emerging markets corporate debt allocation slightly underperformed its Index. The local currency allocation underperformed due to its defensive posture, which included underweighting of the longer end of the yield curve and higher beta currencies such as the Brazilian real. The Fund’s cash allocation was able to reduce volatility, but slightly detracted from carry.
With respect to the Fund’s allocations to hard currency, positive contributors to returns included exposure to Indonesia, Kazakhstan, and Mexico, as state-owned oil companies rallied with commodity prices. Another positive contributor to results for the period was the Fund’s overweight of Argentina. Our holdings benefited from a pivotal election result in which an older, socialist-oriented regime was replaced by a new, more market-friendly administration. By contrast, the Fund’s underweight exposure in Colombia, Peru, and Malaysia detracted from performance.
With respect to the Fund’s allocations to corporate debt, the biggest contributor to results was the Fund’s overweight of the industrial sector in Mexico. Mexican exporters to the United States benefited during the period from the relatively stronger U.S. economy. An overweighting of CEMEX SAB de CV was one of the Fund’s top contributors in this respect. Mexican bonds there showed strength across the board, and the Fund benefited from its position in PEMEX. The Fund’s holdings of Brazilian pulp and paper producer Suzano Papel e Celulose also contributed to results. Another relative contributor was the Fund’s lack of exposure to Oi, a large telecommunications company that struggled in Brazil’s economic malaise. Another detractor was the Fund’s position in Vedanta Resources plc, an Indian commodities and energy conglomerate. Vedanta bonds sold off after a failed merger attempt with a subsidiary. We decided to trim the Fund’s exposure to commodities and

Portfolio Managers’ Report	Voya Diversified Emerging Markets Debt Fund

exited the position in early February; as a result, the Fund missed much of the recovery as commodities rebounded. The Fund’s underweighting of financials in Brazil and Russia detracted as those markets rallied Q2 and Q3. However, later in the period, the Fund added to Brazilian and Russian financials ending the period with a small overweight, which added to performance.
The Fund’s allocations to local currency underperformed for the period. Our cautious positioning in fundamentally weak economies, which had served the Fund well for the early half of the period, led to relative underperformance in 2Q16 and 3Q16 as emerging market local currency assets rallied. The Fund’s underweight position in Brazil and South Africa, both suffering from rising economic and political risks, as well as commodity exposed Russia and Colombia detracted from performance. An unexpected surge in capital inflows from the end of 1Q16 led to strong demand for bonds causing prices to rally. A secondary impact was stronger currencies which resulted in lowered inflation, especially among high yielding regions. This in turn provided a further wave of support, especially for longer-maturity bonds. The Fund was underweight long-dated bonds due to the fundamental outlook and therefore did not fully participate in the price rally. Currency relative returns were also impacted. In addition to the impact of capital inflows, the U.S. Federal Reserve continuing to delay expected interest rate hikes. This reduced demand for the U.S. dollar and saw our underweight positions in the South African rand, Russian ruble, Brazilian real, and Colombian peso, to underperform.
Current Outlook and Strategy: We believe solid economic data in the U.S. continues to warrant an increase in interest rates by the Federal Reserve, assuming there are no major slip ups before year end. However, with uncertainty stemming from central bank rhetoric, we continue to expect periods of elevated market volatility to recur as the combination of lower central bank efficacy, lower absolute levels of global growth, and heightened geopolitical uncertainty contributes to a turbulent market backdrop.
Despite ongoing global concerns related to the long-term path of economies and trade, investors decided to return to beaten-down emerging market assets and continued to support them throughout most of 2016. This was largely driven by a continued hunt for yield from investors seeking some sort of return in the low-yield environment that existed for much of the year, continued dovish rhetoric from global central banks, and China’s plans to tackle its fragile growth outlook with fiscal initiatives. Meanwhile, commodity prices have rebounded broadly since February lows given expectations of more balanced supply and demand in the oil market.
While the search for yield will likely continue to provide some support for the Fund, we believe that uncertainty surrounding trade as a result of potential policy shifts in the U.S., coupled with a stronger dollar, will serve as headwinds for the asset class in the near term.

*
On November 23, 2015, the Fund changed its primary benchmark from the JPM EMBI to the Composite Index because the Composite Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Diversified Emerging Markets Debt Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2016
	1 Year	Since Inception of Classes A, C, I and W November 2, 2012
Including Sales Charge:
Class A(1)	4.97%	1.46%
Class C(2)	5.94%	1.38%
Class I	8.14%	2.44%
Class W	7.99%	2.38%
Excluding Sales Charge:
Class A	7.72%	2.11%
Class C	6.94%	1.38%
Class I	8.14%	2.44%
Class W	7.99%	2.38%
Composite Index	10.70%	1.68%
JPM EMBI	11.70%	4.44%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Diversified Emerging Markets Debt Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to
www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

On November 23, 2015, the Fund changed its primary benchmark from the JPM EMBI to the Composite Index because the Composite Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

Portfolio Managers’ Report	Voya Diversified International Fund

Target Allocations as of October 31, 2016 (as a percentage of net assets)

International Equity	90%
Emerging Markets	10%
Portfolio holdings are subject to change daily.
Voya Diversified International Fund (the “Fund”) seeks long-term growth of capital. The Fund invests in a combination of other Voya mutual funds (“Underlying Funds”) according to target allocations determined by Voya Investment Management Co. LLC (“Voya IM”). The Fund is managed by Paul Zemsky, CFA, Jody Hrazanek and Halvard Kvaale, CIMA, Portfolio Managers of Voya IM — the Sub-Adviser.*
Performance: For the year ended October 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of  -2.58% compared to the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-US”) which returned 0.22% for the same period.
Portfolio Specifics: International developed equity was the sole asset class to provide negative returns during the reporting period. Emerging markets equity and international developed small cap equity both provided positive absolute returns, with international developed small cap equities returns lagging those of emerging markets. The Fund is managed to a long-term strategic asset allocation, which differs in some respects from MSCI ACWI ex-US. Over the period, this difference proved to be a headwind as the strategic asset allocation’s return fell short of MSCI ACWI ex-U.S. The main factor was the strategic asset allocation’s lower weighting in MSCI Emerging Markets in favor of MSCI EAFE, whose returns greatly lagged those of MSCI Emerging Markets. For the period, the Fund’s strategic asset allocation consists of MSCI EAFE 85%, MSCI Emerging Markets 10% and MSCI EAFE Small Cap 5%.
In June of 2016, the Fund tactically moved to a 5% overweight position in international developed equity funded by an underweight to emerging markets. At the end of the reporting period, this tactical overweight to international developed equity was adopted as a strategic asset allocation. For the period, tactical positioning detracted from performance.
Voya International Core Fund and Voya Multi-Manager International Equity Fund, each an Underlying Fund, outperformed their respective benchmarks during the period. Voya Multi-Manager International Small Cap Fund and Voya Multi-Manager Emerging Markets Equity Fund, each an Underlying Fund, underperformed their respective benchmarks.
Current Strategy and Outlook: We believe political uncertainty is likely to fade as near-term events unfold with fits and starts around political events scheduled in 2017. In our opinion, the evolution of monetary policy and the desynchronized pace of growth are likely to be more persistent and affect asset class returns over the next six months. The U.S. Federal Reserve Board’s (“Fed”) decision to run a higher pressure economy means, in our opinion, that the trough in 10-year U.S. Treasury yields in July at 1.36% will mark a cyclical low, ending an era of almost 5% annualized bond returns that has lasted for seven years. Do rising bond yields cap equity markets? Not necessarily. If bond yields are rising because the economy is strengthening and inflation expectations are anchored, we believe it does not spell bad news for equities. However, equites will need to have a solid earnings outlook to support their current 17 times earnings multiple. Based on our estimates, we believe U.S. corporate profits can gain mid-to high-single digits for 2017. The desynchronized pace of growth is likely to continue, as Europe’s recovery is still heavily dependent on monetary stimulus; even so, other parts of the world such as the emerging markets are in much better shape than a year ago. Consequently, we expect U.S. dollar strength to be supported, but, in our opinion, absent an aggressive tightening cycle by the Fed, to be contained enough for emerging markets to digest. Therefore, we seek to be positioned for a modestly positive view on equities with a focus on the U.S. and emerging markets, and a positive view on credit.

*
Effective December 18, 2015, Jody Hrazanek was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Diversified International Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008	Since Inception of Class R December 12, 2006
Including Sales Charge:
Class A(1)	-8.20%	2.46%	-0.05%	—	—
Class B(2)	-8.22%	2.53%	-0.21%	—	—
Class C(3)	-4.30%	2.91%	-0.22%	—	—
Class I	-2.39%	3.92%	0.77%	—	—
Class O	-2.58%	3.68%	—	-1.03%	—
Class R	-2.86%	3.42%	—	—	-0.25%
Class W(4)	-2.30%	3.96%	0.77%	—	—
Excluding Sales Charge:
Class A	-2.58%	3.69%	0.55%	—	—
Class B	-3.38%	2.89%	-0.21%	—	—
Class C	-3.33%	2.91%	-0.22%	—	—
Class I	-2.39%	3.92%	0.77%	—	—
Class O	-2.58%	3.68%	—	-1.03%	—
Class R	-2.86%	3.42%	—	—	-0.25%
Class W(4)	-2.30%	3.96%	0.77%	—	—
MSCI ACWI ex-US	0.22%	3.64%	1.61%	-0.28%	1.13%
Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Diversified International Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)
Class W incepted on February 12, 2008. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Global Bond Fund

Geographic Diversification as of October 31, 2016 (as a percentage of net assets)

United States	54.8%
Belgium	8.0%
Austria	3.5%
Italy	3.0%
United Kingdom	2.7%
Cayman Islands	2.2%
Mexico	1.9%
Spain	1.7%
Netherlands	1.1%
Peru	1.0%
Countries between 0.0% – 0.8%^	11.9%
Assets in Excess of Other Liabilities*, **	8.2%
Net Assets	100.0%
* Includes short-term investments.
** Includes purchased options.
^ Includes 37 countries, which each represents 0.0% – 0.8% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Bond Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Mustafa Chowdhury, Ph.D., Christine Hurtsellers, CFA, and Brian Timberlake, Ph.D., CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.72% compared to the Bloomberg Barclays Global Aggregate Index (“BGA Index”), which returned 5.59% for the same period. Class A shares included a total of  $0.41 per share of return of capital for the year ended October 31, 2016.
Portfolio Specifics: For the fiscal reporting period, the Fund posted positive returns and outperformed the BGA Index. For most of the period, we maintained a more risk-off, U.S.-centric bias. This positioning drove the Fund’s positive results for the period. The Fund’s allocation to spread assets, specifically U.S. investment grade and high yield corporates, emerging markets hard currency sovereigns and corporates, and agency and non-agency residential mortgages, was the main driver of performance as spreads across credit markets finished the period tighter despite experiencing a downturn over the first six weeks of 2016. Initially this rally was more technically driven and as a result of steadying commodity prices, a weakening U.S. dollar, and a more dovish U.S. Federal Reserve Board (“Fed”), not necessarily due to improved fundamentals. However, despite a brief pullback as a result of the “Brexit” vote in June, risk assets continued to rally through the period, as global economic
Top Ten Holdings as of October 31, 2016* (as a percentage of net assets)

Kingdom of Belgium Government Bond, 0.800%, 06/22/25	8.0%
Republic of Austria Government Bond, 1.650%, 10/21/24	3.5%
Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/26	2.8%
United States Treasury Bond, 2.500%, 05/15/46	2.5%
United States Treasury Note, 1.250%, 10/31/21	1.9%
Spain Government Bond, 1.950%, 04/30/26	1.7%
United Kingdom Gilt, 3.500%, 01/22/45	1.5%
United States Treasury Note, 0.750%, 09/30/18	1.3%
United States Treasury Note, 1.125%, 09/30/21	1.0%
Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/43	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
data began showing signs of life, before stalling in October. Rates positioning outperformed versus the BGA Index, specifically later in the period when the Fund was under allocated to Euro area rates and Japanese government bonds, both of which began to rise later in the period. Long positioning of the Japanese yen versus the BGA Index added to performance during the first half of the period, but the Fund moved underweight later in the period, which resulted in underperformance as the Yen continued to rally versus the U.S. dollar. The Fund’s positioning within emerging markets currencies, specifically the Mexican peso, slightly detracted from results. Allocations to other developed market currencies including the Australian dollar and the Euro detracted from performance.
Foreign exchange forwards, futures, swaps, swaptions and credit default swap foreign exchange options were used during the period. Overall, derivatives contributed to performance, mainly driven by foreign exchange forwards and rates options.
Current Strategy and Outlook: We believe solid economic data in the U.S. continues to warrant an increase in interest rates by the Fed, assuming there are no major slip ups before year end. However, with uncertainty stemming from central bank rhetoric, we continue to expect periods of elevated market volatility to recur as the combination of lower central bank efficacy, lower absolute levels of global growth, and heightened geopolitical uncertainty contributes to a turbulent market backdrop. Due to these factors, we continue to favor a more U.S.-centric stance as we believe the low global rate environment will and improving domestic economic data will continue to support U.S.-centric spread asset classes.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Global Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008	Since Inception of Class P June 29, 2016	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	3.08%	0.57%	4.61%	—	—	—
Class B(2)	-0.03%	-0.01%	4.09%	—	—	—
Class C(3)	3.96%	0.32%	4.10%	—	—	—
Class I	6.06%	1.36%	5.24%	—	—	—
Class O	5.75%	1.07%	—	3.83%	—	—
Class P	—	—	—	—	-0.42%	—
Class R	5.48%	0.82%	—	—	—	0.47%
Class R6(4)	6.06%	1.38%	5.25%	—	—	—
Class W(5)	6.02%	1.33%	5.07%	—	—	—
Excluding Sales Charge:
Class A	5.72%	1.08%	4.87%	—	—	—
Class B	4.97%	0.32%	4.09%	—	—	—
Class C	4.96%	0.32%	4.10%	—	—	—
Class I	6.06%	1.36%	5.24%	—	—	—
Class O	5.75%	1.07%	—	3.83%	—	—
Class P	—	—	—	—	-0.42%	—
Class R	5.48%	0.82%	—	—	—	0.47%
Class R6(4)	6.06%	1.38%	5.25%	—	—	—
Class W(5)	6.02%	1.33%	5.07%	—	—	—
BGA Index	5.59%	0.90%	3.87%	2.95%	-1.96%	0.95%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Global Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(5)
Class W incepted on June 1, 2009. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Global Equity Fund

Geographic Diversification as of October 31, 2016 (as a percentage of net assets)

United States	51.6%
Japan	7.3%
Switzerland	5.8%
France	4.2%
Germany	3.9%
United Kingdom	3.5%
Netherlands	3.1%
Italy	2.3%
China	1.7%
Taiwan	1.7%
Countries between 0.8% – 1.7%^	9.7%
Assets in Excess of Other Liabilities*	5.2%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 8 countries, which each represents 0.8% – 1.7% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Fund* (the “Fund”) seeks long-term capital growth and current income. The Fund is managed by James Ying, CFA, Assistant Portfolio Manager, and Martin Jansen, Christopher F. Corapi, Maya Venkatraman and Vincent Costa, CFA, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.**
Performance: For the year ended October 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of  -0.90% compared to the MSCI ACW IndexSM (“MSCI ACWI”) which returned 2.05% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the MSCI ACWI due to unfavorable stock selection. On the sector level, stock selection within the financials and energy sectors detracted the most value while stock selection within the information technology and consumer discretionary sectors contributed favorably to relative performance.
For the reporting period, positions in Gilead Sciences, Inc. and BHP Billiton Limited were among the largest individual detractors.
An overweight position in research-based biopharmaceutical company, Gilead Sciences, Inc., detracted from results during the period. Underperformance was driven by hepatitis C virus (“HCV”) revenue misses, competitive pricing pressures, and pipeline disappointments. Furthermore, continued uncertainty regarding pricing and patient volumes for the company’s HCV franchise in 2017 remain headwinds for the stock.
Within the materials sector, owning a position in BHP Billiton Limited, a producer and processer of minerals, gas and oil, negatively impacted results. The stock sold off in the fourth quarter of 2015 after the Brazilian Federal Government and certain State governments announced their intention to commence legal proceedings against Samarco, Vale, and BHP Billiton following the breach of the Fundao tailings dam and Santarem water dam which occurred on November 5, 2015, resulting in significant clean-up costs. The sharp decline in energy and oil ore prices throughout the fourth quarter put additional pressure on the stock.
Top Ten Holdings as of October 31, 2016* (as a percentage of net assets)

Apple, Inc.	3.6%
Microsoft Corp.	3.3%
Cisco Systems, Inc.	3.1%
JPMorgan Chase & Co.	2.9%
Amazon.com, Inc.	2.7%
Qualcomm, Inc.	2.3%
Bank of America Corp.	2.1%
Coach, Inc.	2.1%
Dow Chemical Co.	2.0%
Intel Corp.	2.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Among the key contributors for the period were QUALCOMM Incorporated and Taiwan Semiconductor Manufacturing Co., Ltd.
An overweight position in QUALCOMM Incorporated, a multinational semiconductor and telecommunication equipment company that designs and markets wireless telecommunications products and services, contributed to results. The company reported stronger than expected fiscal third-quarter 2016 results, largely driven by QUALCOMM technology licensing catch-up payments. Furthermore, for the first time in 11 quarters, management provided September earnings per share guidance ahead of Street expectations, signaling signs of long-awaited stability.
Within the information technology sector, owning non-benchmark name Taiwan Semiconductor Manufacturing Co., Ltd. contributed to results for the period. Shares of Taiwan Semiconductor outperformed following a string of strong quarterly results as revenues and margins were higher quarter on quarter due to strong demand for low- and mid-tier smart phones. Furthermore, the company provided a better than expected fourth quarter 2016 outlook, with anticipated higher-end gross margins due to strong content growth in the smartphone market, as well as capital expenditure savings from improved cycle times.
The Fund may utilize index futures to “equitize” cash, in order to seek to achieve equity-like returns on its cash balances. During the reporting period, an allocation to index futures contributed positively to relative performance.
Current Strategy and Outlook: We continue to see attractive valuations in companies in a variety of sectors and regions. Going forward we believe that high quality, high dividend paying global equities will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Fund seeks to provide.

*
Effective May 1, 2016, the Fund’s name changed from Voya Global Value Advantage Fund to Voya Global Equity Fund.

**
Effective December 31, 2015, Maya Venkatraman was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Global Equity Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2016
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-6.61%	0.89%	4.76%
Class B(2)	-6.58%	0.97%	4.60%
Class C(3)	-2.65%	1.33%	4.60%
Class I	-0.70%	2.33%	5.71%
Class W(4)	-0.69%	2.36%	5.58%
Excluding Sales Charge:
Class A	-0.90%	2.10%	5.38%
Class B	-1.69%	1.33%	4.60%
Class C	-1.68%	1.33%	4.60%
Class I	-0.70%	2.33%	5.71%
Class W(4)	-0.69%	2.36%	5.58%
MSCI ACWI	2.05%	8.03%	3.78%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)
Class W incepted on June 1, 2009. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to November 30, 2012, the Fund was managed by a different sub-adviser.

Portfolio Managers’ Report	Voya Global Perspectives® Fund

Target Allocations as of October 31, 2016 (percent of net assets)

U.S. Large Cap Equities	5%
U.S. Mid Cap Equities	5%
U.S. Small Cap Equities	5%
Global Real Estate	5%
International Equities	5%
Emerging Market Equities	5%
U.S. Investment Grade Bonds	17.5%
U.S. Government Bonds	17.5%
Global Bonds	17.5%
U.S. High Yield Bonds	17.5%
Portfolio holdings are subject to change daily.
Voya Global Perspectives® Fund (“Global Perspectives®” or the “Fund”) seeks total return. Under normal market conditions, the sub-adviser invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Douglas Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Approximately 60% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in equity securities and approximately 40% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the Fund’s rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.
Performance: For the year ended October 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.41% compared to the 4.19% return of the S&P Target Risk Growth Index and the 6.04% return of the Fund’s composite index (“Composite Index”)(1).
Portfolio Specifics: In a year of both ups and downs and plenty of uncertainty, one of the biggest surprises came from emerging markets (“EM”). Out of favor for several years, EM valuations became exceedingly attractive. A U.S. Federal Reserve Board (“Fed”) on hold most of the year and a slightly weaker/stable dollar took the heat off EM currencies, allowing most to appreciate against the dollar in 2016. In addition, commodity prices rebounded from first quarter lows, helping many of the emerging commodity-producing nations. Another surprise was the lack of an extended negative market impact as the result of the Brexit vote. In fact, most global markets moved up, posting strong gains in July before tapering off in August, September and October, quite a turnaround after the equity rout at the beginning of the year. In fact most major U.S. equity indices are firmly positive for the year. This is in line with the rebound in corporate profits after five quarters of contraction.
Global Perspectives® outperformed the S&P Target Risk Index primarily because of asset allocation, both across and within the major asset classes.
In the first place the S&P Target Risk Index’s fixed income sleeve outperformed its equity sleeve, so the Fund’s much higher allocation to fixed income and lower allocation to equities was a tailwind to relative performance.
Secondly, within these major asset classes, the Fund had a more favorable allocation to the sub-classes. In equities, the Fund benefited from a much lower allocation than the S&P Target Risk Index to developed international stocks, which suffered negative returns, while domestic stocks returned about 5% on average. In fixed income, the Fund benefited from a much heavier allocation than the S&P Target Risk Index to U.S. high yield corporate bonds, which outperformed other U.S. and international bond classes.
At the Underlying Funds level, however, the results were mixed. In equity, Voya Small Company Fund was the best relative performer in a period of significant central bank monetary stimulus benefitting risk assets. This was more than offset by Voya Corporate Leaders® 100 Fund, Voya Mid Cap Opportunities Fund and Voya International Core Fund, which lagged the performance of the corresponding equity sub-classes in the S&P Target Risk Index. In fixed income, Voya Global Bond Fund clearly outperformed the international bonds in the S&P Target Risk Index. On the other hand, Voya Intermediate Bond Fund narrowly underperformed the broadly based U.S. bond classes in the S&P Target Risk Index, as did Voya GNMA Fund against the S&P Target Risk Index’s U.S. Treasuries exposure.
Current Outlook and Strategy: Volatility may have escalated this year, but the consumer continues to drive U.S. GDP to new all-time record highs. Markets have stealthily climbed the wall of worry confounding investors fixated on the negative aspects of the global economy. There is plenty of uncertainty in the markets and the markets need to assimilate a number of issues — including the strong dollar, slow global demand and a commodities bust and ensuing recovery — but the consumer is 70% of the U.S. economy and is a game changer for growth. So beyond all doom, gloom and disbelief, there are two bullish things to keep in mind. One, the consumer’s strength can be a game changer, especially in light of an accelerating economic backdrop that is creating a virtuous cycle. Two, the private economy is nothing if not resilient, and corporate earnings tend to be skewed to the upside.
Oil, China, global central banks, Brexit and geopolitics have been and will continue to be areas of uncertainty but have shown signs of stabilization. Additionally, a more accommodative Fed policy on top of good economic data will continue to be supportive of markets. Finally, the reasons for optimism, fundamentals — as measured by corporate earnings growth — have finally turned around moving toward positive growth. Fundamentals drive markets, and it is prudent to stick with your plan in good times and bad. As always, diversification helps smooth the normal market bumps along the way.

(1)
The Global Perspectives Fund Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of October 31, 2016, the index allocation was approximately: 10% of the S&P 500® Index, 10% of the S&P MidCap 400 Index, 10% of the S&P SmallCap 600® Index, 10% of the FTSE EPRA/NAREIT Developed Index, 10% of the MSCI EAFE® Index, 10% of the MSCI Emerging Markets Index, 10% of the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, 10% of the Bloomberg Barclays U.S. Treasury 20+ Year Index, 10% of the Bloomberg Barclays Global Aggregate Index, and 10% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Global Perspectives® Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2016
	1 Year	Since Inception of Class A, C, I, R, and W March 28, 2013
Including Sales Charge:
Class A(1)	-1.60%	2.04%
Class C(2)	2.58%	2.99%
Class I	4.74%	4.00%
Class R	4.19%	3.49%
Class W	4.67%	4.01%
Excluding Sales Charge:
Class A	4.41%	3.74%
Class C	3.58%	2.99%
Class I	4.74%	4.00%
Class R	4.19%	3.49%
Class W	4.67%	4.01%
S&P Target Risk Growth Index	4.19%	6.08%
Composite Index	6.04%	5.46%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Perspectives® Fund against the indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

Geographic Diversification as of October 31, 2016 (as a percentage of net assets)

Japan	27.0%
United Kingdom	13.2%
France	7.0%
Germany	6.7%
Switzerland	5.8%
Italy	5.3%
Canada	5.3%
Australia	5.1%
South Korea	2.5%
Netherlands	2.3%
Countries between 0.0% – 2.1%^	18.8%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 35 countries, which each represents 0.0% – 2.1% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Acadian Asset Management LLC (“Acadian”), Victory Capital Management Inc. (“Victory Capital”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, Brian K. Wolahan, CFA, Senior Vice President and Senior Portfolio Manager, and Brendan O. Bradley, Ph.D., Senior Vice President and Director of Portfolio Management, all Portfolio Managers of the Sleeve that is managed by Acadian; Daniel B. LeVan, CFA, Lead Portfolio Manager and Chief Investment Officer, and John W. Evers, CFA, Senior Portfolio Manager, of the Sleeve that is managed by Victory Capital; and Simon H. Thomas, Senior Managing Director and Equity Portfolio Manager, and Daniel Maguire, CFA, Senior Managing Director and Equity Portfolio Manager, of the Sleeve that is managed by Wellington.
Performance: For the year ended October 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.19% compared to the S&P Developed ex-US Small Cap Index and the MSCI EAFE® Small Cap Index, which returned 3.33% and 2.98%, respectively, for the same period.
Portfolio Specifics: Acadian Sleeve — The Sleeve outperformed the S&P Developed ex-US SmallCap Index by approximately 202 basis points (2.02%) for the year ended October 31, 2016. With respect to stock selection, France and Germany were the key sources of positive active return, respectively led by holdings in video game developer Ubisoft and forklift truck producer Jungheinrich. Stock selection was less successful in Japan, driven by a holding in construction firm Toa Road Corporation. With regard to country allocations, key sources of value added included an underweight position in the UK, an overweight position in Canada, and an opportunistic exposure to India. An underweight position in Australia and an opportunistic exposure to Mexico detracted from these gains. Sector allocations yielded positive results, largely due to an underweight position in financials.
Top Ten Holdings as of October 31, 2016* (as a percentage of net assets)

Lonza Group AG	1.3%
Zenkoku Hosho Co. Ltd.	0.9%
Sanwa Holdings Corp.	0.7%
Nippon Shinyaku Co., Ltd.	0.6%
Thanachart Capital PCL	0.6%
Yuasa Trading Co., Ltd.	0.6%
Tecan Group AG	0.6%
Atos SE	0.6%
Salvatore Ferragamo Italia SpA	0.6%
Daikyonishikawa Corp.	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Victory Capital Sleeve — The Sleeve underperformed the S&P Developed ex-US SmallCap Index by approximately 392 basis points (3.92%) for the year ended October 31, 2016. International small cap equity markets rose during the period despite renewed fears of China’s decelerating growth and uncertainty surrounding a surprising ‘Brexit’ vote. Overall security selection was negative and accounted for the majority of the strategy’s relative outperformance. Excess returns were generated in two of five regions and four of the eleven economic sectors. On the downside, underperformance was centered in Japan and the United Kingdom. Japanese information services company, NS Solutions, declined on concerns over whether revenue growth would be sustainable in light of potentially fewer integration projects at megabanks and steel companies. British sandwich shop, Greggs plc, sold off following the ‘Brexit’ decision as the company generates all of its sales from the local market. The largest performance detractor during the period was Stroeer SE & Co. The German out of home media company fell after a short seller announced taking a negative position in the company. The short seller made several negative allegations with regard to the company’s reporting and management integrity to which Stroeer SE & Co. responded to each point in detail shortly after.
Notable relative outperformance was generated in the real estate and energy sectors. Japanese Real Estate holdings, Ichigo Inc. and Takara Leben advanced as each company confirmed plans to separately list its infrastructure funds. The infrastructure assets are focused on renewable energy in the solar industry and represent a key area of future energy supply for Japan. Within Energy, Parex Resources, a Canadian listed oil and gas company, rose as the company’s results showed exploration success and an improved outlook for the remainder of the year with increased drilling activity that may lead to increased production.

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

Wellington Sleeve — The Sleeve underperformed the MSCI EAFE® Small Cap Index by approximately 836 basis points (8.36%) for the year ended October 31, 2016. Security selection drove relative underperformance during the period.
Security selection within the consumer discretionary, industrials, financials, and materials sectors detracted most from relative performance. Results were modestly offset by positive selection within the energy and consumer staples sectors. Sector allocation, a fall out of the bottom-up stock selection process, also detracted from relative performance, particularly due to the Sleeve’s underweight allocation to the strong-performing consumer staples sector and overweight allocation to the consumer discretionary sector. The Sleeve’s overweight to the health care sector and underweight to the financials and real estate sectors partially offset negative allocation effects during the period.
From a regional perspective, negative security selection in Japan, the UK, and Pacific Developed ex-Japan detracted from relative underperformance. The Sleeve’s relative underweight exposure to Pacific Developed ex-Japan also detracted from results, however, the Sleeve’s relative overweight to Japan partially offset negative returns.
Top detractors from relative performance included UK-based variety retailer B&M European Value, Italy-based financial firm Anima, and UK-based home shopping business N Brown Group. Top contributors to relative performance during the period included Japan-based facilities engineering services company Kyudenko, Japan-based pharmaceutical firm Nippon Shinyaku, and Switzerland-based airline catering and hospitality provider Gategroup.
Current Strategy and Outlook: Acadian Sleeve — Our approach emphasizes finding companies that we believe are attractively priced, have an improving outlook for earnings growth, strong operating and asset quality characteristics, and good momentum. We use a quantitative framework to trade off these characteristics and determine which companies are currently the best investments. We mostly emphasize stock selection, but also consider macroeconomic drivers and assess which regions and industries are most attractive. We currently are overweighting Norway and Japan. We also maintain opportunistic exposures to several emerging markets, including India and Thailand. We are underweighting Australia and the UK. At the sector level, we are emphasizing information technology and are underweight real estate.
Victory Capital Sleeve — Policy coordination and transparency among central banks will remain crucial as many investors anticipate a US rate hike in December. We believe that the Bank of Japan’s new monetary policy framework which focuses on yield curve control should benefit Japanese banks who stand to profit from wider spreads between short-term and long-term rates. Despite Japan’s sluggish growth and deflationary pressure, consumer confidence has improved. Within Europe, UK Prime Minister, Theresa May, recently announced British Parliament’s intention to invoke Article 50 of the EU treaty to begin the UK’s two-year withdrawal process. On the commodities front, OPEC’s recently announced output cut should remain supportive to the developed market countries which rely heavily on oil exports, notably Canada and Norway. We will remain focused on stock selection while adhering to our strict country and sector risk controls.
Wellington Sleeve — Our investment process continues to prioritize intensive fundamental bottom-up research to select what we believe to be high quality stocks with strong balance sheets and good business models that are attractively valued relative to their global industry. Further, we buy companies whose results we think will exceed consensus expectations over the next two to three years. We believe a disciplined approach to valuation and a quality orientation can offer the potential for better downside mitigation and overall performance over time.
The Sleeve ended the period with overweight exposure to the consumer discretionary, health care, and financials sectors. The Sleeve was underweight the real estate, consumer staples, and information technology sectors as of the end of the period. Regionally, the Sleeve ended the period most overweight emerging markets and Europe and the UK, and most underweight Pacific Developed ex Japan.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

Average Annual Total Returns for the Periods Ended October 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008
Including Sales Charge:
Class A(1)	-5.58%	6.62%	2.49%	—
Class B(2)	-5.42%	6.89%	2.42%	—
Class C(3)	-1.46%	7.19%	2.43%	—
Class I	0.63%	8.40%	3.59%	—
Class O	0.28%	8.00%	—	1.76%
Class W(4)	0.53%	8.27%	3.45%	—
Excluding Sales Charge:
Class A	0.19%	7.89%	3.10%	—
Class B	-0.44%	7.19%	2.42%	—
Class C	-0.46%	7.19%	2.43%	—
Class I	0.63%	8.40%	3.59%	—
Class O	0.28%	8.00%	—	1.76%
Class W(4)	0.53%	8.27%	3.45%	—
S&P Developed ex-US Small Cap Index	3.33%	8.05%	3.83%	3.12%
MSCI EAFE® Small Cap Index	2.98%	8.91%	3.72%	3.71%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager International Small Cap Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)
Class W incepted on February 12, 2008. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Russia Fund	Portfolio Managers’ Report

Sector Diversification as of October 31, 2016 (as a percentage of net assets)

Energy	38.1%
Financials	20.0%
Materials	12.8%
Consumer Staples	12.4%
Information Technology	5.6%
Telecommunication Services	5.4%
Industrials	2.2%
Utilities	1.0%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russia Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Renat Nadyukov and Nathan Griffiths, Portfolio Managers, of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.
Performance: For the year ended October 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.28% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned 21.93% and 20.21%, respectively, for the same period.
Portfolio Specifics: The Russian equity market witnessed increased volatility during the reporting period. A combination of weak oil prices and China economic growth fears pushed Russian equities into a sell-off in the beginning of 2016. The following reversal of the same drivers lifted the Russian equity market into positive territory over the period. For a change, military conflict in Eastern Ukraine and Western sanctions have not played a decisive role in Russian equities’ performance. Russian equities benefited from loose global monetary policy and persistently strong risk appetite. Rising oil prices and the conservative monetary policy of the Central Bank of Russia supported the Russian ruble. Geopolitics seemed to matter less, with no immediate fallout from the ongoing military campaign in Syria and the frozen conflict in Ukraine.
Economic data pointed to a fragile stabilization of negative trends affecting domestic consumption. Falling inflation helped the Central Bank of Russia to start monetary easing aimed at stimulating the economy and rebalancing it away from consumption towards greater contribution from investments.
Top Ten Holdings as of October 31, 2016 (as a percentage of net assets)

Lukoil PJSC ADR	11.9%
Sberbank PAO ADR	9.6%
Magnit OJSC	7.4%
Novatek OJSC GDR	6.7%
Tatneft PAO ADR	4.9%
Alrosa PJSC	4.9%
Moscow Exchange MICEX-RTS PJ	4.8%
EPAM Systems, Inc.	3.9%
MMC Norilsk Nickel PJSC ADR	3.9%
Surgutneftegas	3.2%
Portfolio holdings are subject to change daily.
Russia continued servicing its debt obligations despite closed access to global financial markets due to its healthy fiscal position and current account surpluses. Russian foreign exchange reserves recovered last year’s losses and came close to the level last seen in December 2014 when Brent oil was trading close to $60 U.S. per barrel. Russian financial markets also are much more insulated from the immediate fallout of Brexit than other European economies.
The Fund underperformed both of its benchmarks for the reporting period due to sector allocation. In particular, the Fund’s overweight allocation to information technology (“IT”) and consumer staples proved negative. The Fund gained the most from an underweight allocation to telecommunication services and an overweight in industrials. The negative impact from allocation to consumer staples was compensated by stock selection in this sector. Stock selection overall contributed to performance, particularly selection in consumer staples and financials proved positive. By contrast, stock selection in energy and materials detracted the most from performance.
The top three individual stock contributors to performance were our long-term underweight positions in Rostelecom and VTB Bank together with an overweight position in Lukoil. During the period, Rostelecom, a leading Russian state-owned telecommunication company, showed no substantial progress in restructuring activities. The Fund’s underweight position in VTB Bank, a state-owned Russian bank, proved positive as we believed that demand for financial services remained weak and future profitability would be negatively affected by the rising cost of risk and non-performing loans. Our overweight positions in Lukoil, the largest private Russian oil company, performed well on the back of oil price recovery and dividend commitment by the company.
The Fund’s overweight positions in Epam Systems (“EPAM”) and Luxoft, originally Russian IT services companies, were the biggest detractors from performance. Their share prices reacted negatively to a combination of reported earnings that missed analysts’ expectations and fears of the Brexit fallout affecting European financial institutions, which is their biggest client group. Despite short-term pressures we remain positive on the long-term prospects of the U.S.-listed Russian IT services companies, which are the only truly global and internationally competitive Russian companies capable of

Portfolio Managers’ Report	Voya Russia Fund

generating high earnings growth independent of the direction of commodity prices. EPAM remains our preferred exposure to the IT services industry on the basis of greater client diversification and lower exposure to financial sector. Our underweight position in Sberbank, the largest and most liquid Russian bank, proved negative as the stock price recovered on the back of rising oil prices and better outlook for Russian economy.
The Fund maintained an allocation to cash, which on balance detracted from performance during the market recovery period.
Current Outlook and Strategy: The outlook for Russian equities is dominated by commodity prices, interest rate policy and geopolitical risks. Rising commodity prices present both an opportunity and challenge for Russia. Clearly, higher oil prices are positive for Russian equities and could push the Central Bank of Russia to deviate from its previous guidance and continue cutting interest rates before 2017 to stimulate the domestic economy. However, higher oil revenues could also decrease the need for more balanced spending and economic reforms in the long term.
As Russian gross domestic product shows signs of improvement, both investment and consumption still remain in negative territory. Russian private consumption continues to be weak and bank lending has yet to start growing. High interest rates are not helping to jump-start economic growth, but we expect them to keep inflation in check. We believe that recent fiscal policy adjustments will help the government maintain macroeconomic and fiscal stability but most likely will negatively affect economic growth during the adjustment period.
We do not expect to see structural changes or economic reforms in Russia until the presidential elections in 2018. It is our opinion that without reforms, Russian leadership will most likely struggle to adjust to potentially lower global commodity prices and the necessary fiscal adjustment will weight on domestic consumption in the future. Geopolitical uncertainty presents another risk to future growth, especially related to foreign investment and technology transfer. The current confrontational mode weakens institutional strength and increases the risk of policy errors.
Within an emerging markets context, we believe Russia is well positioned for the Trump presidency. In general, we see the Donald Trump victory as a benign outcome for Russia, although we think it is unlikely to herald a prompt change that will lead to a swift removal of the U.S. sanctions against Russia. What we can say with more certainty is that the Trump victory is certainly not negative for Russia. This contrasts to many emerging markets where, judging from election campaign promises, there is a clear downside. Russia does not export much in the way of finished products that could be impacted by trade sanctions. Russia has a free floating currency subject to no manipulation. It is not a member of any trade blocs relevant to the United States. As a self-funded country, Russia is not directly impacted by the rise in U.S. Treasury yields, while a potentially higher level of global inflation could be seen as positive for the country.
While the removal of sanctions would provide a sentiment boost to the Russian equity market and open access to international capital markets, ultimately the impact of such a move will be less important than what happens to oil prices. Our view is that there is a relatively limited downside here to current oil prices in the mid $40s, unless we enter into a global recession or widespread financial deleveraging.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russia Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class I September 30, 2009
Including Sales Charge:
Class A(1)	5.84%	-5.62%	-2.29%	—
Class I	12.51%	-4.33%	—	-0.61%
Class W(2)	12.50%	-4.29%	-1.60%	—
Excluding Sales Charge:
Class A	12.28%	-4.49%	-1.71%	—
Class I	12.51%	-4.33%	—	-0.61%
Class W(2)	12.50%	-4.29%	-1.60%	—
RTS Index	21.93%	-4.97%	-2.28%	-0.11%
MSCI Russia 10/40 Index	20.21%	-4.05%	0.41%	0.41%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russia Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%. Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

(2)
Class W incepted on August 5, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2016*	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2016*
Voya Diversified Emerging Markets Debt Fund**
Class A	$1,000.00	$1,032.90	1.15%	$5.88	$1,000.00	$1,019.36	1.15%	$5.84
Class C	1,000.00	1,031.10	1.90	9.70	1,000.00	1,015.58	1.90	9.63
Class I	1,000.00	1,035.10	0.85	4.35	1,000.00	1,020.86	0.85	4.32
Class W	1,000.00	1,035.10	0.90	4.60	1,000.00	1,020.61	0.90	4.57
Voya Diversified International Fund**
Class A	$1,000.00	$1,004.30	0.44%	$2.22	$1,000.00	$1,022.92	0.44%	$2.24
Class B	1,000.00	998.90	1.19	5.98	1,000.00	1,019.15	1.19	6.04
Class C	1,000.00	1,000.00	1.19	5.98	1,000.00	1,019.15	1.19	6.04
Class I	1,000.00	1,004.30	0.19	0.96	1,000.00	1,024.18	0.19	0.97
Class O	1,000.00	1,004.30	0.44	2.22	1,000.00	1,022.92	0.44	2.24
Class R	1,000.00	1,002.20	0.69	3.47	1,000.00	1,021.67	0.69	3.51
Class W	1,000.00	1,005.30	0.19	0.96	1,000.00	1,024.18	0.19	0.97

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2016*	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2016*
Voya Global Bond Fund
Class A	$1,000.00	$993.80	0.90%	$4.51	$1,000.00	$1,020.61	0.90%	$4.57
Class B	1,000.00	991.00	1.65	8.26	1,000.00	1,016.84	1.65	8.36
Class C	1,000.00	991.00	1.65	8.26	1,000.00	1,016.84	1.65	8.36
Class I	1,000.00	995.20	0.61	3.06	1,000.00	1,022.07	0.61	3.10
Class O	1,000.00	994.70	0.90	4.51	1,000.00	1,020.61	0.90	4.57
Class P(1)	1,000.00	995.80	0.10	0.34	1,000.00	1,024.63	0.10	0.51
Class R	1,000.00	993.60	1.15	5.76	1,000.00	1,019.36	1.15	5.84
Class R6	1,000.00	996.30	0.59	2.96	1,000.00	1,022.17	0.59	3.00
Class W	1,000.00	995.00	0.65	3.26	1,000.00	1,021.87	0.65	3.30
Voya Global Equity Fund
Class A	$1,000.00	$1,029.20	1.36%	$6.94	$1,000.00	$1,018.30	1.36%	$6.90
Class B	1,000.00	1,024.80	2.11	10.74	1,000.00	1,014.53	2.11	10.68
Class C	1,000.00	1,025.00	2.11	10.74	1,000.00	1,014.53	2.11	10.68
Class I	1,000.00	1,030.00	1.11	5.66	1,000.00	1,019.56	1.11	5.63
Class W	1,000.00	1,030.40	1.11	5.67	1,000.00	1,019.56	1.11	5.63
Voya Global Perspectives® Fund**
Class A	$1,000.00	$1,023.70	0.57%	$2.90	$1,000.00	$1,022.27	0.57%	$2.90
Class C	1,000.00	1,020.10	1.32	6.70	1,000.00	1,018.50	1.32	6.70
Class I	1,000.00	1,025.50	0.32	1.63	1,000.00	1,023.53	0.32	1.63
Class R	1,000.00	1,022.80	0.82	4.17	1,000.00	1,021.01	0.82	4.17
Class W	1,000.00	1,025.50	0.32	1.63	1,000.00	1,023.53	0.32	1.63
Voya Multi-Manager International Small Cap Fund
Class A	$1,000.00	$1,011.70	1.66%	$8.39	$1,000.00	$1,016.79	1.66%	$8.42
Class B	1,000.00	1,008.40	2.31	11.66	1,000.00	1,013.52	2.31	11.69
Class C	1,000.00	1,008.30	2.31	11.66	1,000.00	1,013.52	2.31	11.69
Class I	1,000.00	1,013.80	1.22	6.18	1,000.00	1,019.00	1.22	6.19
Class O	1,000.00	1,012.00	1.56	7.89	1,000.00	1,017.29	1.56	7.91
Class W	1,000.00	1,013.40	1.31	6.63	1,000.00	1,018.55	1.31	6.65
Voya Russia Fund
Class A	$1,000.00	$1,074.60	2.00%	$10.43	$1,000.00	$1,015.08	2.00%	$10.13
Class I	1,000.00	1,075.90	1.73	9.03	1,000.00	1,016.44	1.73	8.77
Class W	1,000.00	1,075.50	1.75	9.13	1,000.00	1,016.34	1.75	8.87

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

**
The annualized expense ratios do not include expenses of underlying funds.

(1)
Commencement of operations was June 29, 2016. Expenses paid for the actual Fund return reflect the 125-day period ended October 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Voya Mutual Funds:
We have audited the accompanying statements of assets and liabilities, including the summary portfolios or portfolios of investments, of Voya Diversified Emerging Markets Debt Fund, Voya Diversified International Fund, Voya Global Bond Fund, Voya Global Equity Fund (formerly, Voya Global Value Advantage Fund), Voya Global Perspectives® Fund, Voya Multi-Manager International Small Cap Fund, and Voya Russia Fund, each a series of Voya Mutual Funds, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 22, 2016

Statements of Assets and Liabilities as of October 31, 2016

	Voya Diversified Emerging Markets Debt Fund	Voya Diversified International Fund	Voya Global Bond Fund	Voya Global Equity Fund
ASSETS:
Investments in securities at fair value*	$—	$—	$414,366,371	$262,341,778
Investments in affiliated underlying funds at fair value**	17,426,861	36,799,006	—	—
Investments in unaffiliated underlying funds at fair value***	—	8,112,262	—	—
Short-term investments at fair value****	231,000	—	27,890,577	12,967,000
Total investments at fair value	$17,657,861	$44,911,268	$442,256,948	$275,308,778
Cash	80	49,395	10,820,593	56,513
Cash collateral for futures	—	—	2,477,190	497,289
Cash pledged for centrally cleared swaps (Note 2)	—	—	1,522,000	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	—	4,590,000	—
Foreign currencies at value*****	—	—	254,700	1,192,489
Receivables:
Investment securities sold	—	—	6,682,289	1,078,572
Investments in affiliated underlying funds sold	—	300,309	—	—
Investments in unaffiliated underlying funds sold	—	372,737	—	—
Fund shares sold	—	4,661	1,481,860	30,355
Dividends	75,108	—	7,388	312,808
Interest	—	—	3,235,847	—
Foreign tax reclaims	—	—	—	278,068
Unrealized appreciation on forward foreign currency contracts	93	—	3,184,175	—
Variation margin receivable on centrally cleared swaps	—	—	47,469	—
Prepaid expenses	34,921	13,169	33,626	14,705
Reimbursement due from manager	7,461	20,764	12,726	64,066
Other assets	—	5,338	11,032	56,609
Total assets	17,775,524	45,677,641	476,617,843	278,890,252
LIABILITIES:
Payable for investment securities purchased	—	—	14,911,721	920,470
Payable for investments in affiliated underlying funds purchased	75,028	576,681	—	—
Payable for fund shares redeemed	—	237,088	1,070,283	644,883
Payable for foreign cash collateral for futures******	—	—	226,710	—
Unrealized depreciation on forward foreign currency contracts	691	—	8,582,158	—
Cash received as collateral for OTC derivatives (Note 2)	—	—	1,080,000	—
Payable for investment management fees	11,990	6,076	185,968	227,787
Payable for distribution and shareholder service fees	20	17,268	31,533	101,086
Payable to trustees under the deferred compensation plan (Note 7)	—	5,338	11,032	56,609
Payable for trustee fees	36	245	2,269	1,502
Other accrued expenses and liabilities	8,551	84,022	248,853	127,285
Written options, at fair value^	—	—	15,848,652	—
Total liabilities	96,316	926,718	42,199,179	2,079,622
NET ASSETS	$17,679,208	$44,750,923	$434,418,664	$276,810,630
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$17,381,685	$170,528,925	$432,772,627	$456,893,736
Undistributed net investment income/Accumulated net investment loss	216,633	(76,513)	3,918,008	2,827,225
Accumulated net realized loss	(93,305)	(128,287,607)	(271,642)	(196,933,713)
Net unrealized appreciation (depreciation)	174,195	2,586,118	(2,000,329)	14,023,382
NET ASSETS	$17,679,208	$44,750,923	$434,418,664	$276,810,630
* Cost of investments in securities	$—	$—	$408,362,423	$248,054,043
** Cost of investments in affiliated underlying funds	$17,252,068	$33,609,106	$—	$—
*** Cost of investments in unaffiliated underlying funds	$—	$8,716,044	$—	$—
**** Cost of short-term investments	$231,000	$—	$28,065,507	$12,967,000
***** Cost of foreign currencies	$—	$—	$253,621	$1,197,934
****** Cost of payable for foreign cash collateral for futures	$—	$—	$226,710	$—
^ Premiums received on written options	$—	$—	$16,913,843	$—
See Accompanying Notes to Financial Statements

Statements of Assets and Liabilities as of October 31, 2016 (continued)

	Voya Diversified Emerging Markets Debt Fund	Voya Diversified International Fund	Voya Global Bond Fund	Voya Global Equity Fund
Class A
Net assets	$46,972	$23,032,867	$43,466,681	$169,320,282
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	4,984	2,438,273	4,397,349	5,793,673
Net asset value and redemption price per share†	$9.42	$9.45	$9.88	$29.23
Maximum offering price per share (5.75%)(1)	$9.66(2)	$10.03	$10.13(2)	$31.01
Class B
Net assets	n/a	$273,593	$46,163	$857,869
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$—	$—	$—
Shares outstanding	n/a	29,034	4,720	27,007
Net asset value and redemption price per share†	n/a	$9.42	$9.78	$31.76
Class C
Net assets	$11,081	$12,497,491	$22,135,866	$73,106,119
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,195	1,337,091	2,253,794	2,696,396
Net asset value and redemption price per share†	$9.28	$9.35	$9.82	$27.11
Class I
Net assets	$17,615,146	$3,772,787	$84,141,405	$30,738,172
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,865,862	399,903	8,546,682	1,040,764
Net asset value and redemption price per share	$9.44	$9.43	$9.84	$29.53
Class O
Net assets	n/a	$4,058,405	$2,290,569	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$—	$—	n/a
Shares outstanding	n/a	434,269	236,852	n/a
Net asset value and redemption price per share	n/a	$9.35	$9.67	n/a
Class P
Net assets	n/a	n/a	$99,875	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$—	n/a
Shares outstanding	n/a	n/a	10,093	n/a
Net asset value and redemption price per share	n/a	n/a	$9.90	n/a
Class R
Net assets	n/a	$160,380	$5,803,995	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$—	$—	n/a
Shares outstanding	n/a	17,256	588,753	n/a
Net asset value and redemption price per share	n/a	$9.29	$9.86	n/a
Class R6
Net assets	n/a	n/a	$183,253,553	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$—	n/a
Shares outstanding	n/a	n/a	18,545,958	n/a
Net asset value and redemption price per share	n/a	n/a	$9.88	n/a
Class W
Net assets	$6,009	$955,400	$93,180,557	$2,788,188
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	637	101,562	9,642,373	94,487
Net asset value and redemption price per share	$9.43	$9.41	$9.66	$29.51

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

(2)
Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of  $100,00 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

Statements of Assets and Liabilities as of October 31, 2016

	Voya Global Perspectives® Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
ASSETS:
Investments in securities at fair value+*	$—	$226,063,938	$77,569,943
Investments in affiliated underlying funds at fair value**	39,699,210	—	—
Short-term investments at fair value***	—	9,563,353	2,298,557
Total investments at fair value	$39,699,210	$235,627,291	$79,868,500
Cash	5,455	—	—
Foreign currencies at value****	—	275,885	446
Receivables:
Investment securities sold	—	2,828,885	—
Investments in affiliated underlying funds sold	359,560	—	—
Fund shares sold	118,353	61,171	43,555
Dividends	68,588	473,822	193,836
Foreign tax reclaims	—	142,715	—
Prepaid expenses	12,024	20,469	15,953
Reimbursement due from manager	7,704	55,765	4,615
Other assets	359	12,042	9,955
Total assets	40,271,253	239,498,045	80,136,860
LIABILITIES:
Payable for investment securities purchased	—	2,956,779	—
Payable for investments in affiliated underlying funds purchased	396,860	—	—
Payable for fund shares redeemed	100,000	256,152	271,557
Payable upon receipt of securities loaned	—	7,924,174	2,216
Payable for investment management fees	6,758	215,921	92,372
Payable for distribution and shareholder service fees	15,501	31,993	15,982
Payable to trustees under the deferred compensation plan (Note 7)	359	12,042	9,955
Payable for trustee fees	190	1,195	383
Other accrued expenses and liabilities	23,290	272,680	209,230
Total liabilities	542,958	11,670,936	601,695
NET ASSETS	$39,728,295	$227,827,109	$79,535,165
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$39,428,961	$423,498,231	$157,095,187
Undistributed net investment income	387,986	1,153,841	415,552
Accumulated net realized loss	(486,866)	(203,640,539)	(93,293,689)
Net unrealized appreciation	398,214	6,815,576	15,318,115
NET ASSETS	$39,728,295	$227,827,109	$79,535,165
+ Including securities loaned at value	$—	$7,480,172	$2,108
* Cost of investments in securities	$—	$219,215,871	$62,251,522
** Cost of investments in affiliated underlying funds	$39,300,996	$—	$—
*** Cost of short-term investments	$—	$9,563,353	$2,298,557
**** Cost of foreign currencies	$—	$277,912	$554
See Accompanying Notes to Financial Statements

Statements of Assets and Liabilities as of October 31, 2016 (continued)

	Voya Global Perspectives® Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
Class A
Net assets	$8,146,356	$60,149,389	$74,306,757
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	753,298	1,239,424	3,051,801
Net asset value and redemption price per share†	$10.81	$48.53	$24.35
Maximum offering price per share (5.75%)(1)	$11.47	$51.49	$25.84
Class B
Net assets	n/a	$75,871	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	1,473	n/a
Net asset value and redemption price per share	n/a	$51.51	n/a
Class C
Net assets	$5,543,412	$15,298,982	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$—	n/a
Shares outstanding	519,991	340,425	n/a
Net asset value and redemption price per share	$10.66	$44.94	n/a
Class I
Net assets	$672,183	$100,754,080	$5,025,656
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	61,922	2,075,248	205,084
Net asset value and redemption price per share	$10.86	$48.55	$24.51
Class O
Net assets	n/a	$2,462,366	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	51,329	n/a
Net asset value and redemption price per share	n/a	$47.97	n/a
Class R
Net assets	$21,295,531	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	1,977,510	n/a	n/a
Net asset value and redemption price per share	$10.77	n/a	n/a
Class W
Net assets	$4,070,813	$49,086,421	$202,752
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	374,770	842,070	8,327
Net asset value and redemption price per share	$10.86	$58.29	$24.35

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

Statements of Operations for the year ended October 31, 2016

	Voya Diversified Emerging Markets Debt Fund	Voya Diversified International Fund	Voya Global Bond Fund	Voya Global Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$—	$42,858	$8,462,623
Interest	225	—	14,477,650	—
Dividends from affiliated underlying funds	288,270	581,671	—	—
Dividends from unaffiliated underlying funds	665	241,667	—	—
Securities lending income, net	—	—	—	15,774
Total investment income	289,160	823,338	14,520,508	8,478,397
EXPENSES:
Investment management fees	57,506	71,554	2,269,188	2,852,750
Distribution and shareholder service fees:
Class A	81	62,903	133,502	457,252
Class B	—	5,630	631	10,845
Class C	103	141,440	246,504	810,277
Class O	—	10,477	5,777	—
Class R	—	377	24,214	—
Transfer agent fees:
Class A	95	65,049	78,049	425,481
Class B	—	1,438	92	2,487
Class C	30	36,542	36,027	188,335
Class I	4,003	5,438	22,575	48,879
Class O	—	10,844	3,377	—
Class P	—	—	6	—
Class R	—	195	7,077	—
Class R6	—	—	374	—
Class W	11	1,997	121,191	6,964
Shareholder reporting expense	381	13,806	45,110	73,200
Registration fees	71,520	77,812	96,608	61,880
Professional fees	13,646	17,401	87,562	64,416
Custody and accounting expense	8,335	15,417	131,550	120,342
Trustee fees	215	1,469	13,615	9,009
Miscellaneous expense	6,583	9,817	31,031	51,719
Interest expense	—	—	2,238	291
Total expenses	162,509	549,606	3,356,298	5,184,127
Net waived and reimbursed fees	(100,995)	(236,017)	(141,359)	(566,807)
Net expenses	61,514	313,589	3,214,939	4,617,320
Net investment income	227,646	509,749	11,305,569	3,861,077
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	67	—	(7,398,485)	(21,224,047)
Sale of affiliated underlying funds	(2,754)	(158,143)	—	—
Sale of unaffiliated underlying funds	—	(183,107)	—	—
Capital gain distributions from affiliated underlying funds	—	442,598	—	—
Foreign currency related transactions	(5,630)	—	4,347,771	(456,208)
Futures	—	—	2,913,972	1,424,846
Swaps	900	—	(3,155,115)	—
Written options	—	—	14,614,863	—
Net realized gain (loss)	(7,417)	101,348	11,323,006	(20,255,409)
Net change in unrealized appreciation (depreciation) on:
Investments	—	—	8,273,981	11,181,962
Affiliated underlying funds	209,881	(2,039,468)	—	—
Unaffiliated underlying funds	—	(262,441)	—	—
Foreign currency related transactions	2,137	—	(4,544,586)	122,031
Futures	—	—	(1,141,350)	(348,945)
Swaps	(988)	—	668,946	—
Written options	—	—	8,923	—
Net change in unrealized appreciation (depreciation)	211,030	(2,301,909)	3,265,914	10,955,048
Net realized and unrealized gain (loss)	203,613	(2,200,561)	14,588,920	(9,300,361)
Increase (decrease) in net assets resulting from operations	$431,259	$(1,690,812)	$25,894,489	$(5,439,284)
* Foreign taxes withheld	$—	$—	$—	$1,144,787
See Accompanying Notes to Financial Statements

Statements of Operations for the year ended October 31, 2016

	Voya Global Perspectives® Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$5,219,844	$3,120,914
Interest, net of foreign taxes withheld*	—	11,287	—
Dividends from affiliated underlying funds	873,307	—	—
Securities lending income, net	—	113,505	204
Total investment income	873,307	5,344,636	3,121,118
EXPENSES:
Investment management fees	75,825	2,628,663	1,036,402
Distribution and shareholder service fees:
Class A	20,639	226,439	182,919
Class B	—	1,555	—
Class C	50,570	165,224	—
Class O	—	6,725	—
Class R	101,485	—	—
Transfer agent fees:
Class A	4,310	75,651	189,750
Class B	—	183	—
Class C	2,641	19,327	—
Class I	348	32,826	5,250
Class O	—	3,144	—
Class R	10,593	—	—
Class W	2,096	57,067	568
Shareholder reporting expense	4,392	25,035	14,640
Registration fees	58,543	75,301	47,070
Professional fees	17,146	83,408	24,440
Custody and accounting expense	3,294	417,616	77,623
Trustee fees	1,137	7,169	2,303
Miscellaneous expense	9,769	22,916	6,523
Interest expense	—	1,258	—
Total expenses	362,788	3,849,507	1,587,488
Net waived and reimbursed fees	(68,065)	(405,638)	(60,666)
Brokerage commission recapture	—	(128)	—
Net expenses	294,723	3,443,741	1,526,822
Net investment income	578,584	1,900,895	1,594,296
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	3,293,915	(8,589,558)
Sale of affiliated underlying funds	(339,973)	—	—
Capital gain distributions from affiliated underlying funds	422,812	—	—
Foreign currency related transactions	—	(114,766)	(47,732)
Net realized gain (loss)	82,839	3,179,149	(8,637,290)
Net change in unrealized appreciation (depreciation) on:
Investments	—	(4,593,181)	16,010,182
Affiliated underlying funds	943,624	—	—
Foreign currency related transactions	—	60,498	776
Net change in unrealized appreciation (depreciation)	943,624	(4,532,683)	16,010,958
Net realized and unrealized gain (loss)	1,026,463	(1,353,534)	7,373,668
Increase in net assets resulting from operations	$1,605,047	$547,361	$8,967,964
* Foreign taxes withheld	$—	$649,107	$451,883
See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Voya Diversified Emerging Markets Debt Fund		Voya Diversified International Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
FROM OPERATIONS:
Net investment income	$227,646	$38,969	$509,749	$708,187
Net realized gain (loss)	(7,417)	(6,991)	101,348	3,875,255
Net change in unrealized appreciation (depreciation)	211,030	(49,813)	(2,301,909)	(6,035,922)
Increase (decrease) in net assets resulting from operations	431,259	(17,835)	(1,690,812)	(1,452,480)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(744)	(1,378)	(297,757)	(1,326,616)
Class B	—	—	—	(101,050)
Class C	(400)	(362)	(44,049)	(646,659)
Class I	(51,571)	(41,127)	(63,394)	(202,594)
Class O	—	—	(49,819)	(203,250)
Class R	—	—	(675)	(3,189)
Class W	(155)	(124)	(8,835)	(27,010)
Total distributions	(52,870)	(42,991)	(464,529)	(2,510,368)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,516,093	16,372	3,994,538	6,145,985
Reinvestment of distributions	52,870	42,991	371,596	2,015,036
	16,568,963	59,363	4,366,134	8,161,021
Cost of shares redeemed	(308,731)	(28,111)	(13,632,019)	(15,610,096)
Net increase (decrease) in net assets resulting from capital share transactions	16,260,232	31,252	(9,265,885)	(7,449,075)
Net increase (decrease) in net assets	16,638,621	(29,574)	(11,421,226)	(11,411,923)
NET ASSETS:
Beginning of year or period	1,040,587	1,070,161	56,172,149	67,584,072
End of year or period	$17,679,208	$1,040,587	$44,750,923	$56,172,149
Undistributed (distributions in excess of) net investment income/ Accumulated net investment loss at end of year or period	$216,633	$47,409	$(76,513)	$(122,328)
See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Voya Global Bond Fund		Voya Global Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
FROM OPERATIONS:
Net investment income	$11,305,569	$14,527,601	$3,861,077	$4,973,025
Net realized gain (loss)	11,323,006	(40,673,919)	(20,255,409)	16,877,758
Net change in unrealized appreciation (depreciation)	3,265,914	(1,513,718)	10,955,048	(30,677,772)
Increase (decrease) in net assets resulting from operations	25,894,489	(27,660,036)	(5,439,284)	(8,826,989)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(333,046)	(3,067,005)	(7,639,367)
Class B	—	(784)	(5,936)	(55,175)
Class C	—	(87,201)	(818,459)	(3,758,523)
Class I	—	(796,366)	(605,590)	(1,953,076)
Class O	—	(12,277)	—	—
Class R	—	(5,021)	—	—
Class R6	—	(978,472)	—	—
Class W	—	(164,173)	(61,186)	(147,933)
Net realized gains:
Class A	(61,500)	—	—	—
Class B	(66)	—	—	—
Class C	(31,553)	—	—	—
Class I	(119,751)	—	—	—
Class O	(3,316)	—	—	—
Class P	(141)	—	—	—
Class R	(8,242)	—	—	—
Class R6	(242,565)	—	—	—
Class W	(134,901)	—	—	—
Return of capital:
Class A	(2,231,997)	(2,575,649)	—	—
Class B	(2,287)	(7,389)	—	—
Class C	(840,097)	(1,101,506)	—	—
Class I	(3,963,512)	(5,155,808)	—	—
Class O	(96,878)	(102,044)	—	—
Class P	(1,356)	—	—	—
Class R	(181,217)	(95,040)	—	—
Class R6	(8,747,299)	(8,018,141)	—	—
Class W	(3,629,201)	(1,543,409)	—	—
Total distributions	(20,295,879)	(20,976,326)	(4,558,176)	(13,554,074)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	123,671,161	174,084,353	11,790,445	14,842,599
Proceeds from shares issued in merger (Note 15)	—	—	—	70,065,290
Reinvestment of distributions	19,461,691	19,847,344	3,705,520	10,672,158
	143,132,852	193,931,697	15,495,965	95,580,047
Cost of shares redeemed	(203,066,852)	(211,834,323)	(73,743,026)	(77,373,326)
Net increase (decrease) in net assets resulting from capital share transactions	(59,934,000)	(17,902,626)	(58,247,061)	18,206,721
Net decrease in net assets	(54,335,390)	(66,538,988)	(68,244,521)	(4,174,342)
NET ASSETS:
Beginning of year or period	488,754,054	555,293,042	345,055,151	349,229,493
End of year or period	$434,418,664	$488,754,054	$276,810,630	$345,055,151
Undistributed net investment income/Accumulated net investment loss at end of year or period	$3,918,008	$(11,755,869)	$2,827,225	$4,109,427
See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Voya Global Perspectives® Fund		Voya Multi-Manager International Small Cap Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
FROM OPERATIONS:
Net investment income	$578,584	$415,659	$1,900,895	$1,542,478
Net realized gain (loss)	82,839	(276,791)	3,179,149	11,473,663
Net change in unrealized appreciation (depreciation)	943,624	(1,183,905)	(4,532,683)	153,408
Increase (decrease) in net assets resulting from operations	1,605,047	(1,045,037)	547,361	13,169,549
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(104,875)	(178,651)	(526,902)	(470,986)
Class C	(30,823)	(66,795)	(24,030)	(19,174)
Class I	(3,275)	(7,045)	(1,373,534)	(1,515,300)
Class O	—	—	(23,249)	(24,473)
Class R	(207,207)	(307,582)	—	—
Class W	(61,889)	(78,154)	(443,813)	(421,521)
Net realized gains:
Class A	—	(61,091)	—	—
Class C	—	(28,054)	—	—
Class I	—	(2,253)	—	—
Class R	—	(118,887)	—	—
Class W	—	(25,025)	—	—
Total distributions	(408,069)	(873,537)	(2,391,528)	(2,451,454)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,510,421	11,739,653	34,987,005	39,985,699
Reinvestment of distributions	403,205	865,111	2,211,933	2,269,934
	6,913,626	12,604,764	37,198,938	42,255,633
Cost of shares redeemed	(5,126,068)	(4,601,422)	(55,681,046)	(49,045,616)
Net increase (decrease) in net assets resulting from capital share transactions	1,787,558	8,003,342	(18,482,108)	(6,789,983)
Net increase (decrease) in net assets	2,984,536	6,084,768	(20,326,275)	3,928,112
NET ASSETS:
Beginning of year or period	36,743,759	30,658,991	248,153,384	244,225,272
End of year or period	$39,728,295	$36,743,759	$227,827,109	$248,153,384
Undistributed net investment income at end of year or period	$387,986	$177,551	$1,153,841	$1,731,208
See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Voya Russia Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
FROM OPERATIONS:
Net investment income	$1,594,296	$2,938,210
Net realized (loss)	(8,637,290)	(3,408,605)
Net change in unrealized appreciation (depreciation)	16,010,958	(16,556,259)
Increase (decrease) in net assets resulting from operations	8,967,964	(17,026,654)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,068,545)	(2,810,371)
Class I	(85,335)	(147,906)
Class W	(8,351)	(2,366)
Total distributions	(2,162,231)	(2,960,643)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,105,338	12,531,594
Reinvestment of distributions	1,972,889	2,665,072
	9,078,227	15,196,666
Redemption fee proceeds (Note 4)	7,025	22,487
Cost of shares redeemed	(17,410,992)	(24,399,116)
Net decrease in net assets resulting from capital share transactions	(8,325,740)	(9,179,963)
Net decrease in net assets	(1,520,007)	(29,167,260)
NET ASSETS:
Beginning of year or period	81,055,172	110,222,432
End of year or period	$79,535,165	$81,055,172
Undistributed net investment income at end of year or period	$415,552	$1,031,219

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified Emerging Markets Debt Fund(4)
Class A
10-31-16	9.17	0.21•	0.46	0.67	0.42	—	—	0.42	—	9.42	7.72	2.74	1.15	1.15	2.26	47	2
10-31-15	9.72	0.33•	(0.52)	(0.19)	0.36	—	—	0.36	—	9.17	(1.95)	8.46	1.15	1.15	3.52	19	74
10-31-14	9.67	0.30	0.21	0.51	0.46	—	—	0.46	—	9.72	5.57	10.22	1.11	1.11	3.09	38	67
11-02-12(5) - 10-31-13	10.00	0.26•	(0.51)	(0.25)	0.08	—	—	0.08	—	9.67	(2.50)	19.03	1.11	1.11	2.64	11	75
Class C
10-31-16	9.06	0.11	0.48	0.59	0.37	—	—	0.37	—	9.28	6.94	3.49	1.90	1.90	1.36	11	2
10-31-15	9.66	0.23•	(0.48)	(0.25)	0.35	—	—	0.35	—	9.06	(2.57)	9.21	1.90	1.90	2.49	10	74
10-31-14	9.61	0.24	0.19	0.43	0.38	—	—	0.38	—	9.66	4.73	10.97	1.86	1.86	2.45	3	67
11-02-12(5) - 10-31-13	10.00	0.21•	(0.53)	(0.32)	0.07	—	—	0.07	—	9.61	(3.21)	19.78	1.86	1.86	2.16	3	75
Class I
10-31-16	9.21	0.29•	0.41	0.70	0.47	—	—	0.47	—	9.44	8.14	2.25	0.85	0.85	3.17	17,615	2
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.61)	8.07	0.85	0.85	3.67	1,009	74
10-31-14	9.70	0.34	0.19	0.53	0.47	—	—	0.47	—	9.76	5.76	9.77	0.81	0.81	3.50	1,026	67
11-02-12(5) - 10-31-13	10.00	0.32	(0.53)	(0.21)	0.09	—	—	0.09	—	9.70	(2.15)	18.32	0.81	0.81	3.26	969	75
Class W
10-31-16	9.21	0.23•	0.46	0.69	0.47	—	—	0.47	—	9.43	7.99	2.49	0.90	0.90	2.50	6	2
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.64)	8.21	0.90	0.90	3.66	3	74
10-31-14	9.69	0.34	0.19	0.53	0.46	—	—	0.46	—	9.76	5.79	9.97	0.86	0.86	3.45	3	67
11-02-12(5) - 10-31-13	10.00	0.31	(0.53)	(0.22)	0.09	—	—	0.09	—	9.69	(2.26)	18.78	0.86	0.86	3.21	3	75
Voya Diversified International Fund(4)
Class A
10-31-16	9.81	0.11	(0.36)	(0.25)	0.11	—	—	0.11	—	9.45	(2.58)	0.93	0.44	0.44	1.23	23,033	13
10-31-15	10.48	0.14•	(0.38)	(0.24)	0.43	—	—	0.43	—	9.81	(2.23)	0.83	0.49	0.49	1.35	28,801	19
10-31-14	10.53	0.15	(0.20)	(0.05)	—	—	—	—	—	10.48	(0.47)	0.75	0.51	0.51	1.38	33,233	25
10-31-13	8.95	0.12•	1.66	1.78	0.20	—	—	0.20	—	10.53	20.22	0.72	0.50	0.50	1.21	39,878	27
10-31-12	8.62	0.12	0.32	0.44	0.11	—	—	0.11	—	8.95	5.19	0.73	0.50	0.50	1.47	46,504	20
Class B
10-31-16	9.75	0.11•	(0.44)	(0.33)	—	—	—	—	—	9.42	(3.38)	1.68	1.19	1.19	1.16	274	13
10-31-15	10.37	0.11•	(0.42)	(0.31)	0.31	—	—	0.31	—	9.75	(3.00)	1.58	1.24	1.24	1.12	1,147	19
10-31-14	10.49	0.09•	(0.21)	(0.12)	—	—	—	—	—	10.37	(1.14)	1.50	1.26	1.26	0.87	3,730	25
10-31-13	8.92	0.04•	1.66	1.70	0.13	—	—	0.13	—	10.49	19.24	1.47	1.25	1.25	0.37	7,093	27
10-31-12	8.57	0.06	0.31	0.37	0.02	—	—	0.02	—	8.92	4.37	1.48	1.25	1.25	0.70	7,795	20
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified International Fund(4) (continued)
Class C
10-31-16	9.70	0.04	(0.36)	(0.32)	0.03	—	—	0.03	—	9.35	(3.33)	1.68	1.19	1.19	0.50	12,497	13
10-31-15	10.35	0.06•	(0.37)	(0.31)	0.34	—	—	0.34	—	9.70	(2.93)	1.58	1.24	1.24	0.64	16,368	19
10-31-14	10.47	0.06	(0.18)	(0.12)	—	—	—	—	—	10.35	(1.15)	1.50	1.26	1.26	0.65	20,147	25
10-31-13	8.90	0.03•	1.66	1.69	0.12	—	—	0.12	—	10.47	19.21	1.47	1.25	1.25	0.34	24,877	27
10-31-12	8.55	0.06	0.31	0.37	0.02	—	—	0.02	—	8.90	4.39	1.48	1.25	1.25	0.70	27,903	20
Class I
10-31-16	9.80	0.14•	(0.37)	(0.23)	0.14	—	—	0.14	—	9.43	(2.39)	0.56	0.19	0.19	1.54	3,773	13
10-31-15	10.48	0.17•	(0.39)	(0.22)	0.46	—	—	0.46	—	9.80	(2.03)	0.50	0.24	0.24	1.66	4,692	19
10-31-14	10.50	0.17•	(0.19)	(0.02)	—	—	—	—	—	10.48	(0.19)	0.45	0.26	0.26	1.56	4,843	25
10-31-13	8.93	0.14•	1.65	1.79	0.22	—	—	0.22	—	10.50	20.45	0.41	0.25	0.25	1.42	8,406	27
10-31-12	8.61	0.13	0.32	0.45	0.13	—	—	0.13	—	8.93	5.43	0.48	0.25	0.25	1.63	9,953	20
Class O
10-31-16	9.71	0.11	(0.36)	(0.25)	0.11	—	—	0.11	—	9.35	(2.58)	0.93	0.44	0.44	1.17	4,058	13
10-31-15	10.38	0.13	(0.37)	(0.24)	0.43	—	—	0.43	—	9.71	(2.24)	0.83	0.49	0.49	1.33	4,454	19
10-31-14	10.42	0.14	(0.18)	(0.04)	—	—	—	—	—	10.38	(0.38)	0.75	0.51	0.51	1.31	5,049	25
10-31-13	8.87	0.07•	1.69	1.76	0.21	—	—	0.21	—	10.42	20.18	0.72	0.50	0.50	0.72	5,339	27
10-31-12	8.56	0.11	0.31	0.42	0.11	—	—	0.11	—	8.87	5.09	0.73	0.50	0.50	1.25	3,833	20
Class R
10-31-16	9.65	0.09	(0.37)	(0.28)	0.08	—	—	0.08	—	9.29	(2.86)	1.18	0.69	0.69	0.88	160	13
10-31-15	10.31	0.11	(0.37)	(0.26)	0.40	—	—	0.40	—	9.65	(2.49)	1.08	0.74	0.74	1.05	78	19
10-31-14	10.38	0.12	(0.19)	(0.07)	—	—	—	—	—	10.31	(0.67)	1.00	0.76	0.76	1.16	84	25
10-31-13	8.84	0.07	1.66	1.73	0.19	—	—	0.19	—	10.38	19.89	0.97	0.75	0.75	0.69	110	27
10-31-12	8.52	0.13•	0.28	0.41	0.09	—	—	0.09	—	8.84	4.87	0.98	0.75	0.75	1.53	96	20
Class W
10-31-16	9.77	0.12•	(0.35)	(0.23)	0.13	—	—	0.13	—	9.41	(2.30)	0.68	0.19	0.19	1.25	955	13
10-31-15	10.45	0.15•	(0.37)	(0.22)	0.46	—	—	0.46	—	9.77	(2.00)	0.58	0.24	0.24	1.45	631	19
10-31-14	10.47	0.14	(0.16)	(0.02)	—	—	—	—	—	10.45	(0.19)	0.50	0.26	0.26	1.48	498	25
10-31-13	8.90	0.11•	1.68	1.79	0.22	—	—	0.22	—	10.47	20.46	0.47	0.25	0.25	1.20	559	27
10-31-12	8.58	0.15	0.30	0.45	0.13	—	—	0.13	—	8.90	5.48	0.48	0.25	0.25	1.86	647	20
Voya Global Bond Fund
Class A
10-31-16	9.75	0.23•	0.32	0.55	—	0.01	0.41	0.42	—	9.88	5.72	0.98	0.90	0.90	2.31	43,467	256
10-31-15	10.76	0.29•	(0.88)	(0.59)	0.04	—	0.38	0.42	—	9.75	(5.58)	0.98	0.90	0.90	2.80	60,274	396
10-31-14	10.99	0.39•	(0.20)	0.19	—	—	0.42	0.42	—	10.76	1.72	0.98	0.90	0.90	3.58	87,055	508
10-31-13	11.63	0.36•	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.99	(1.70)	0.94	0.91	0.91	3.17	122,549	557
10-31-12	11.76	0.40•	0.22	0.62	0.14	0.45	0.16	0.75	—	11.63	5.69	0.93	0.90	0.90	3.46	219,276	609
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund (continued)
Class B
10-31-16	9.65	0.15•	0.32	0.47	—	0.01	0.33	0.34	—	9.78	4.97	1.73	1.65	1.65	1.56	46	256
10-31-15	10.65	0.20•	(0.86)	(0.66)	0.02	—	0.32	0.34	—	9.65	(6.27)	1.73	1.65	1.65	2.00	103	396
10-31-14	10.88	0.30•	(0.19)	0.11	—	—	0.34	0.34	—	10.65	0.96	1.73	1.65	1.65	2.80	407	508
10-31-13	11.51	0.27•	(0.54)	(0.27)	0.04	—	0.32	0.36	—	10.88	(2.38)	1.69	1.66	1.66	2.43	738	557
10-31-12	11.66	0.32•	0.20	0.52	0.06	0.45	0.16	0.67	—	11.51	4.78	1.68	1.65	1.65	2.77	1,587	609
Class C
10-31-16	9.69	0.15•	0.32	0.47	—	0.01	0.33	0.34	—	9.82	4.96	1.73	1.65	1.65	1.55	22,136	256
10-31-15	10.70	0.21•	(0.88)	(0.67)	0.02	—	0.32	0.34	—	9.69	(6.32)	1.73	1.65	1.65	2.04	28,336	396
10-31-14	10.92	0.31•	(0.19)	0.12	—	—	0.34	0.34	—	10.70	1.04	1.73	1.65	1.65	2.81	43,740	508
10-31-13	11.56	0.27•	(0.55)	(0.28)	0.04	—	0.32	0.36	—	10.92	(2.45)	1.69	1.66	1.66	2.42	68,554	557
10-31-12	11.70	0.32•	0.21	0.53	0.06	0.45	0.16	0.67	—	11.56	4.86	1.68	1.65	1.65	2.77	109,381	609
Class I
10-31-16	9.71	0.25•	0.33	0.58	—	0.01	0.44	0.45	—	9.84	6.06	0.61	0.61	0.61	2.58	84,141	256
10-31-15	10.72	0.31•	(0.87)	(0.56)	0.05	—	0.40	0.45	—	9.71	(5.32)	0.61	0.61	0.61	3.09	103,129	396
10-31-14	10.95	0.40	(0.18)	0.22	—	—	0.45	0.45	—	10.72	2.01	0.63	0.63	0.63	3.81	180,697	508
10-31-13	11.59	0.38•	(0.55)	(0.17)	0.07	—	0.40	0.47	—	10.95	(1.44)	0.64	0.64	0.64	3.40	178,805	557
10-31-12	11.73	0.44•	0.21	0.65	0.18	0.45	0.16	0.79	—	11.59	5.94	0.63	0.60	0.60	3.82	437,620	609
Class O
10-31-16	9.55	0.21	0.33	0.54	—	0.01	0.41	0.42	—	9.67	5.75	0.98	0.90	0.90	2.29	2,291	256
10-31-15	10.55	0.28•	(0.86)	(0.58)	0.04	—	0.38	0.42	—	9.55	(5.59)	0.98	0.90	0.90	2.79	2,359	396
10-31-14	10.78	0.37	(0.18)	0.19	—	—	0.42	0.42	—	10.55	1.77	0.98	0.90	0.90	3.55	3,092	508
10-31-13	11.42	0.36	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.78	(1.73)	0.94	0.91	0.91	3.18	3,424	557
10-31-12	11.57	0.40	0.21	0.61	0.15	0.45	0.16	0.76	—	11.42	5.62	0.93	0.90	0.90	3.52	4,117	609
Class P
06-29-16(5) - 10-31-16	10.09	0.12•	(0.16)	(0.04)	—	0.01	0.14	0.15	—	9.90	(0.42)	0.60	0.10	0.10	3.33	100	256
Class R
10-31-16	9.73	0.20•	0.32	0.52	—	0.01	0.38	0.39	—	9.86	5.48	1.23	1.15	1.15	2.02	5,804	256
10-31-15	10.74	0.26•	(0.87)	(0.61)	0.04	—	0.36	0.40	—	9.73	(5.78)	1.23	1.15	1.15	2.57	3,530	396
10-31-14	10.97	0.33•	(0.17)	0.16	—	—	0.39	0.39	—	10.74	1.49	1.23	1.15	1.15	3.01	1,022	508
10-31-13	11.61	0.33	(0.56)	(0.23)	0.05	—	0.36	0.41	—	10.97	(1.94)	1.19	1.16	1.16	2.93	232	557
10-31-12	11.75	0.39•	0.19	0.58	0.11	0.45	0.16	0.72	—	11.61	5.30	1.18	1.15	1.15	3.42	276	609
Class R6
10-31-16	9.75	0.26•	0.32	0.58	—	0.01	0.44	0.45	—	9.88	6.06	0.59	0.59	0.59	2.61	183,254	256
10-31-15	10.76	0.32•	(0.88)	(0.56)	0.05	—	0.40	0.45	—	9.75	(5.27)	0.59	0.59	0.59	3.13	220,401	396
10-31-14	10.99	0.42•	(0.20)	0.22	—	—	0.45	0.45	—	10.76	2.03	0.60	0.60	0.60	3.86	204,999	508
05-31-13(5) - 10-31-13	10.98	0.15•	0.01	0.16	—	—	0.15	0.15	—	10.99	1.54	0.65	0.65	0.65	3.28	183,368	557
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund (continued)
Class W
10-31-16	9.54	0.25•	0.31	0.56	—	0.01	0.43	0.44	—	9.66	6.02	0.73	0.65	0.65	2.52	93,181	256
10-31-15	10.54	0.32•	(0.87)	(0.55)	0.05	—	0.40	0.45	—	9.54	(5.35)	0.73	0.65	0.65	3.22	70,620	396
10-31-14	10.78	0.40	(0.19)	0.21	—	—	0.45	0.45	—	10.54	1.93	0.73	0.65	0.65	3.77	34,280	508
10-31-13	11.41	0.37•	(0.53)	(0.16)	0.07	—	0.40	0.47	—	10.78	(1.38)	0.69	0.66	0.66	3.40	27,626	557
10-31-12	11.56	0.43•	0.20	0.63	0.17	0.45	0.16	0.78	—	11.41	5.89	0.68	0.65	0.65	3.79	31,723	609
Voya Global Equity Fund
Class A
10-31-16	29.96	0.42•	(0.70)	(0.28)	0.45	—	—	0.45	—	29.23	(0.90)	1.56	1.36	1.36	1.46	169,320	92
10-31-15	31.66	0.50•	(0.86)	(0.36)	1.34	—	—	1.34	—	29.96	(1.17)(a)	1.50	1.35	1.35	1.62	208,797	147
10-31-14	31.26	0.90•	(0.51)	0.39	0.02	—	—	0.02	0.03	31.66	1.33(b)	1.49	1.35	1.35	2.79	186,003	57
10-31-13	26.44	0.33•	5.15	5.48	0.66	—	—	0.66	—	31.26	21.10	1.60	1.36	1.36	1.15	229,273	125
10-31-12	32.23	0.29•	(2.74)	(2.45)	0.31	3.05	—	3.36	0.02	26.44	(7.71)(c)	1.58	1.51	1.47	1.05	82,688	35
Class B
10-31-16	32.44	0.23•	(0.77)	(0.54)	0.14	—	—	0.14	—	31.76	(1.69)	2.31	2.11	2.11	0.74	858	92
10-31-15	33.97	0.29•	(0.94)	(0.65)	0.88	—	—	0.88	—	32.44	(1.89)(a)	2.25	2.10	2.10	0.86	1,426	147
10-31-14	33.77	0.70•	(0.53)	0.17	—	—	—	—	0.03	33.97	0.59(b)	2.24	2.10	2.10	2.02	2,338	57
10-31-13	28.43	0.22•	5.46	5.68	0.34	—	—	0.34	—	33.77	20.12	2.35	2.11	2.11	0.73	3,529	125
10-31-12	34.28	0.12•	(2.94)	(2.82)	—	3.05	—	3.05	0.02	28.43	(8.35)(c)	2.33	2.26	2.22	0.42	3,256	35
Class C
10-31-16	27.83	0.19•	(0.66)	(0.47)	0.25	—	—	0.25	—	27.11	(1.68)	2.31	2.11	2.11	0.71	73,106	92
10-31-15	29.40	0.26•	(0.81)	(0.55)	1.02	—	—	1.02	—	27.83	(1.91)(a)	2.25	2.10	2.10	0.90	93,243	147
10-31-14	29.23	0.61•	(0.47)	0.14	—	—	—	—	0.03	29.40	0.58(b)	2.24	2.10	2.10	2.03	112,882	57
10-31-13	24.67	0.12•	4.81	4.93	0.37	—	—	0.37	—	29.23	20.16	2.35	2.11	2.11	0.44	135,057	125
10-31-12	30.27	0.08•	(2.57)	(2.49)	0.08	3.05	—	3.13	0.02	24.67	(8.36)(c)	2.33	2.26	2.22	0.32	52,628	35
Class I
10-31-16	30.26	0.52	(0.74)	(0.22)	0.51	—	—	0.51	—	29.53	(0.70)	1.23	1.11	1.11	1.70	30,738	92
10-31-15	32.01	0.58•	(0.86)	(0.28)	1.47	—	—	1.47	—	30.26	(0.90)(a)	1.24	1.10	1.10	1.88	37,562	147
10-31-14	31.54	0.95•	(0.48)	0.47	0.03	—	—	0.03	0.03	32.01	1.58(b)	1.21	1.10	1.10	2.93	44,586	57
10-31-13	26.69	0.43•	5.17	5.60	0.75	—	—	0.75	—	31.54	21.40	1.32	1.11	1.11	1.49	45,485	125
10-31-12	32.58	0.26•	(2.69)	(2.43)	0.43	3.05	—	3.48	0.02	26.69	(7.54)(c)	1.26	1.26	1.22	0.90	30,701	35
Class W
10-31-16	30.24	0.49•	(0.71)	(0.22)	0.51	—	—	0.51	—	29.51	(0.69)	1.31	1.11	1.11	1.69	2,788	92
10-31-15	31.96	0.59•	(0.87)	(0.28)	1.44	—	—	1.44	—	30.24	(0.89)(a)	1.25	1.10	1.10	1.90	4,027	147
10-31-14	31.49	1.06•	(0.59)	0.47	0.03	—	—	0.03	0.03	31.96	1.59(b)	1.24	1.10	1.10	3.28	3,421	57
10-31-13	26.69	0.50•	5.09	5.59	0.79	—	—	0.79	—	31.49	21.39	1.35	1.11	1.11	1.78	6,380	125
10-31-12	32.50	0.37•	(2.76)	(2.39)	0.39	3.05	—	3.44	0.02	26.69	(7.43)(c)	1.33	1.26	1.22	1.32	8,308	35
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Perspectives® Fund(4)
Class A
10-31-16	10.49	0.19	0.26	0.45	0.13	—	—	0.13	—	10.81	4.41	0.75	0.57	0.57	1.74	8,146	20
10-31-15	11.06	0.14	(0.40)	(0.26)	0.23	0.08	—	0.31	—	10.49	(2.44)	0.77	0.46	0.46	1.37	8,302	70
10-31-14	10.61	0.15	0.44	0.59	0.13	0.01	—	0.14	—	11.06	5.56	1.11	0.42	0.42	1.51	7,513	12
03-28-13(5) - 10-31-13	10.00	0.09•	0.52	0.61	—	—	—	—	—	10.61	6.10	5.08	0.39	0.39	1.41	2,219	4
Class C
10-31-16	10.36	0.10	0.27	0.37	0.07	—	—	0.07	—	10.66	3.58	1.50	1.32	1.32	0.96	5,543	20
10-31-15	10.95	0.06•	(0.38)	(0.32)	0.19	0.08	—	0.27	—	10.36	(3.04)	1.52	1.21	1.21	0.60	4,740	70
10-31-14	10.57	0.06•	0.44	0.50	0.11	0.01	—	0.12	—	10.95	4.73	1.86	1.17	1.17	0.53	3,665	12
03-28-13(5) - 10-31-13	10.00	0.03	0.54	0.57	—	—	—	—	—	10.57	5.70	5.83	1.14	1.14	0.73	112	4
Class I
10-31-16	10.53	0.21•	0.28	0.49	0.16	—	—	0.16	—	10.86	4.74	0.57	0.32	0.32	1.94	672	20
10-31-15	11.09	0.18	(0.42)	(0.24)	0.24	0.08	—	0.32	—	10.53	(2.20)	0.62	0.21	0.21	1.65	270	70
10-31-14	10.62	0.20•	0.42	0.62	0.14	0.01	—	0.15	—	11.09	5.83	0.96	0.17	0.17	1.82	287	12
03-28-13(5) - 10-31-13	10.00	0.10•	0.52	0.62	—	—	—	—	—	10.62	6.20	5.03	0.14	0.14	1.65	81	4
Class R
10-31-16	10.45	0.15	0.28	0.43	0.11	—	—	0.11	—	10.77	4.19	1.00	0.82	0.82	1.48	21,296	20
10-31-15	11.02	0.12•	(0.41)	(0.29)	0.20	0.08	—	0.28	—	10.45	(2.69)	1.02	0.71	0.71	1.09	19,435	70
10-31-14	10.59	0.14	0.42	0.56	0.12	0.01	—	0.13	—	11.02	5.34	1.36	0.67	0.67	1.20	15,877	12
03-28-13(5) - 10-31-13	10.00	0.07•	0.52	0.59	—	—	—	—	—	10.59	5.90	5.33	0.64	0.64	1.20	6,200	4
Class W
10-31-16	10.54	0.21	0.27	0.48	0.16	—	—	0.16	—	10.86	4.67	0.50	0.32	0.32	1.99	4,071	20
10-31-15	11.10	0.19	(0.43)	(0.24)	0.24	0.08	—	0.32	—	10.54	(2.20)	0.52	0.21	0.21	1.61	3,997	70
10-31-14	10.62	0.17	0.46	0.63	0.14	0.01	—	0.15	—	11.10	5.93	0.86	0.17	0.17	1.54	3,317	12
03-28-13(5) - 10-31-13	10.00	0.11•	0.51	0.62	—	—	—	—	—	10.62	6.20	4.83	0.14	0.14	1.77	171	4
Voya Multi-Manager International Small Cap Fund
Class A
10-31-16	48.81	0.28	(0.19)	0.09	0.37	—	—	0.37	—	48.53	0.19	1.83	1.66	1.66	0.57	60,149	64
10-31-15	46.78	0.19•	2.16	2.35	0.32	—	—	0.32	—	48.81	5.09(d)	1.75	1.71	1.71	0.39	67,201	95
10-31-14	47.45	0.21•	(0.21)	0.00*	0.69	—	—	0.69	0.02	46.78	0.03(b)	1.78	1.73	1.73	0.42	70,604	46
10-31-13	37.07	0.23•	10.79	11.02	0.64	—	—	0.64	—	47.45	30.16	1.79	1.75	1.75	0.55	86,289	117
10-31-12	35.39	0.42•	1.73	2.15	0.57	—	—	0.57	0.10	37.07	6.62(c)	1.77	1.74	1.74	1.20	81,948	31
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Small Cap Fund (continued)
Class B
10-31-16	51.74	(0.14)•	(0.09)	(0.23)	—	—	—	—	—	51.51	(0.44)	2.48	2.31	2.31	(0.28)	76	64
10-31-15	49.57	(0.14)•	2.31	2.17	—	—	—	—	—	51.74	4.38(d)	2.40	2.36	2.36	(0.28)	374	95
10-31-14	50.13	(0.14)•	(0.18)	(0.32)	0.26	—	—	0.26	0.02	49.57	(0.61)(b)	2.43	2.38	2.38	(0.27)	939	46
10-31-13	39.12	(0.06)•	11.43	11.37	0.36	—	—	0.36	—	50.13	29.31	2.44	2.40	2.40	(0.14)	1,534	117
10-31-12	37.10	0.19•	1.90	2.09	0.17	—	—	0.17	0.10	39.12	5.96(c)	2.42	2.39	2.39	0.51	1,888	31
Class C
10-31-16	45.21	(0.04)•	(0.17)	(0.21)	0.06	—	—	0.06	—	44.94	(0.46)	2.48	2.31	2.31	(0.10)	15,299	64
10-31-15	43.35	(0.11)•	2.01	1.90	0.04	—	—	0.04	—	45.21	4.40(d)	2.40	2.36	2.36	(0.25)	18,054	95
10-31-14	44.05	(0.11)•	(0.18)	(0.29)	0.43	—	—	0.43	0.02	43.35	(0.62)(b)	2.43	2.38	2.38	(0.23)	19,704	46
10-31-13	34.50	(0.04)•	10.04	10.00	0.45	—	—	0.45	—	44.05	29.32	2.44	2.40	2.40	(0.10)	22,452	117
10-31-12	32.93	0.18•	1.63	1.81	0.33	—	—	0.33	0.09	34.50	5.94(c)	2.42	2.39	2.39	0.55	20,351	31
Class I
10-31-16	48.84	0.48•	(0.18)	0.30	0.59	—	—	0.59	—	48.55	0.63	1.39	1.22	1.22	1.02	100,754	64
10-31-15	46.90	0.40•	2.15	2.55	0.61	—	—	0.61	—	48.84	5.55(d)	1.31	1.25	1.25	0.84	110,360	95
10-31-14	47.56	0.43	(0.20)	0.23	0.91	—	—	0.91	0.02	46.90	0.53(b)	1.32	1.25	1.25	0.92	105,797	46
10-31-13	37.14	0.43•	10.79	11.22	0.80	—	—	0.80	—	47.56	30.79	1.33	1.27	1.27	1.04	94,486	117
10-31-12	35.50	0.57	1.74	2.31	0.77	—	—	0.77	0.10	37.14	7.15(c)	1.29	1.26	1.26	1.61	100,952	31
Class O
10-31-16	48.25	0.32•	(0.19)	0.13	0.41	—	—	0.41	—	47.97	0.28	1.73	1.56	1.56	0.69	2,462	64
10-31-15	46.30	0.24	2.12	2.36	0.41	—	—	0.41	—	48.25	5.19(d)	1.65	1.61	1.61	0.49	2,783	95
10-31-14	47.01	0.26	(0.21)	0.05	0.78	—	—	0.78	0.02	46.30	0.14(b)	1.68	1.63	1.63	0.53	2,764	46
10-31-13	36.75	0.29•	10.66	10.95	0.69	—	—	0.69	—	47.01	30.28	1.69	1.65	1.65	0.70	2,763	117
10-31-12	35.13	0.50	1.67	2.17	0.65	—	—	0.65	0.10	36.75	6.75(c)	1.67	1.64	1.64	1.37	1,573	31
Class W
10-31-16	58.51	0.53	(0.23)	0.30	0.52	—	—	0.52	—	58.29	0.53	1.48	1.31	1.31	0.92	49,086	64
10-31-15	56.03	0.44	2.57	3.01	0.53	—	—	0.53	—	58.51	5.46(d)	1.40	1.36	1.36	0.77	49,382	95
10-31-14	56.66	0.46•	(0.27)	0.19	0.84	—	—	0.84	0.02	56.03	0.37(b)	1.43	1.38	1.38	0.78	44,417	46
10-31-13	44.11	0.45•	12.86	13.31	0.76	—	—	0.76	—	56.66	30.62	1.44	1.40	1.40	0.92	44,424	117
10-31-12	42.00	0.66	2.05	2.71	0.72	—	—	0.72	0.12	44.11	7.02(c)	1.42	1.39	1.39	1.61	35,461	31
Voya Russia Fund
Class A
10-31-16	22.33	0.45•	2.18	2.63	0.61	—	—	0.61	—	24.35	12.28	2.08	2.00	2.00	2.07	74,307	34
10-31-15	27.47	0.76•	(5.15)	(4.39)	0.75	—	—	0.75	—	22.33	(15.55)	2.13	2.02	2.02	3.24	77,726	16
10-31-14	34.82	0.37•	(7.20)	(6.83)	0.52	—	—	0.52	—	27.47	(19.89)	2.07	2.07	2.07	1.20	105,813	76
10-31-13	31.44	0.46•	3.15	3.61	0.23	—	—	0.23	—	34.82	11.53	2.01	2.01	2.01	1.42	183,279	28
10-31-12	33.52	0.15	(2.23)	(2.08)	—	—	—	—	—	31.44	(6.21)	2.14	2.14	2.14	0.43	235,622	46
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russia Fund (continued)
Class I
10-31-16	22.49	0.51	2.17	2.68	0.66	—	—	0.66	—	24.51	12.51	1.73	1.73	1.73	2.14	5,026	34
10-31-15	27.73	0.92•	(5.31)	(4.39)	0.85	—	—	0.85	—	22.49	(15.34)	1.81	1.77	1.77	3.88	3,053	16
10-31-14	35.16	0.47•	(7.33)	(6.86)	0.57	—	—	0.57	—	27.73	(19.80)	1.88	1.88	1.88	1.53	4,354	76
10-31-13	31.76	0.53•	3.13	3.66	0.26	—	—	0.26	—	35.16	11.58	1.85	1.85	1.85	1.61	7,038	28
10-31-12	33.79	0.25•	(2.28)	(2.03)	—	—	—	—	—	31.76	(6.01)	1.96	1.96	1.96	0.77	8,675	46
Class W
10-31-16	22.36	0.40•	2.26	2.66	0.67	—	—	0.67	—	24.35	12.50	1.83	1.75	1.75	1.83	203	34
10-31-15	27.61	0.96•	(5.33)	(4.37)	0.88	—	—	0.88	—	22.36	(15.35)	1.88	1.77	1.77	4.11	276	16
10-31-14	35.05	0.62•	(7.43)	(6.81)	0.63	—	—	0.63	—	27.61	(19.74)	1.82	1.82	1.82	2.05	56	76
10-31-13	31.72	0.68•	3.03	3.71	0.38	—	—	0.38	—	35.05	11.77	1.76	1.76	1.76	2.08	78	28
10-31-12	33.74	0.47•	(2.49)	(2.02)	—	—	—	—	—	31.72	(5.99)	1.89	1.89	1.89	1.51	64	46

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Global Equity total return would have been (1.80)%, (2.54)%, (2.54)%, (1.54)% and (1.53)% for Classes A, B, C, I and W, respectively.

(b)
Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2014, total return for Global Equity would have been 1.24%, 0.50%, 0.49%, 1.49% and 1.50% on Classes A, B, C, I and W; and total return for Multi-Manager International Small Cap would have been (0.01)%, (0.65)%,(0.65)%, 0.49%, 0.10% and 0.34% on Classes A, B, C, I, O and W, respectively.

(c)
Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for Global Equity would have been (7.77)%, (8.42)%, (8.43)%, (7.61)% and (7.50)% on Classes A, B, C, I and W; and Multi-Manager International Small Cap total return would have been 6.33%, 5.68%, 5.64%, 6.85%, 6.46% and 6.72% on Classes A, B, C, I, O and W, respectively.

(d)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Multi-Manager International Small Cap total return would have been 4.72%, 4.01%, 4.03%, 5.18%, 4.82% and 5.09% for Classes A, B, C, I, R and W, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are thirteen separate active investment series, seven of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt”), Voya Diversified International Fund (“Diversified International”), Voya Global Bond Fund (“Global Bond”), Voya Global Equity Fund (“Global Equity”), Voya Global Perspectives® Fund (“Global Perspectives®”), Voya Multi-Manager International Small Cap Fund (“Multi-Manager International Small Cap”), and Voya Russia Fund (“Russia”). Each Fund (except Global Bond and Russia) is a diversified series of the Trust. Global Bond and Russia are non-diversified series of the Trust. Prior to May 1, 2016, Global Equity was known as “Voya Global Value Advantage Fund.”
Each Fund offers at least three or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class P*, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to all Funds except Multi-Manager International Small Cap and Russia. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
The investment companies in which certain Funds invest are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid

*
Patent Pending

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
For the year ended October 31, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At October 31, 2016, the maximum amount of loss that Diversified Emerging Markets Debt and Global Bond would incur if its counterparties failed to perform would be $93 and $18,895,595, respectively, which represents the gross payments to be received on open OTC purchased options (Global Bond only) and forward foreign currency contracts were they to be unwound as of October 31, 2016. To reduce the amount of potential loss to Global Bond, various counterparties have pledged $1,080,000 in cash collateral for open OTC derivatives. There was no collateral pledged to Diversified Emerging Markets Debt at October 31, 2016.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
Diversified Emerging Markets Debt and Global Bond had a liability position of  $691 and $24,430,810, respectively, on forward foreign currency contracts and written OTC options (Global Bond only) with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2016, Diversified Emerging Markets Debt and Global Bond could have been required to pay this amount in cash to its counterparties. As of October 31, 2016, Global Bond had pledged $4,590,000 in cash collateral for its open OTC derivative transactions. Diversified Emerging Markets Debt did not pledge any cash collateral at October 31, 2016 for its open OTC derivative transactions.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended October 31, 2016, Diversified Emerging Markets Debt and Global Bond had average contract amounts on forward foreign currency contracts to buy of  $8,691 and $409,189,973, respectively. In addition to the above, Diversified Emerging Markets Debt and Global Bond had average contract amounts on forward foreign currency contract to sell of  $36,172 and $238,716,275, respectively. Diversified Emerging Markets Debt used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure and to protect its non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the tables following the Portfolio of Investments for Diversified Emerging Markets Debt and the Summary Portfolio of Investments for Global Bond for open forward foreign currency contracts at October 31, 2016.
Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2016, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. During the year ended October 31, 2016, Global Equity purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2016, Global Bond had an average notional value of  $132,290,895 and $103,314,043 on futures contracts purchased and sold, respectively. During the year ended October 31, 2016, Global Equity had an average notional value of  $6,559,240 on futures contracts purchased. Please refer to the tables for Global Bond and Global Equity following each respective Summary Portfolio of Investments for open futures contracts at October 31, 2016.
F. Options Contracts. The Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended October 31, 2016, Global Bond had purchased and written exchange-traded options to gain exposure to interest rates and to generate income. There were no open purchased or written exchange-traded options at October 31, 2016.
During the year ended October 31, 2016, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following for open written foreign currency options at October 31, 2016.
During the year ended October 31, 2016, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Please refer to the Summary Portfolio of Investments for open purchased interest rate swaptions and the table following the Summary Portfolio of Investments for open written interest rate swaptions at October 31, 2016.
Please refer to Note 10 for the volume of purchased and written option activity during the year ended October 31, 2016.
G. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statements of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the year ended October 31, 2016, Global Bond had sold credit protection on credit default swap indices (“CDX”) with a notional amount of  $23,410,000 to gain additional exposure to the various sectors of the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. There were no open credit default swaps to sell protection at October 31, 2016.
Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
For the year ended October 31, 2016, Diversified Emerging Markets Debt has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $60,000.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the year ended October 31, 2016, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $3,026,858,308.
For the year ended October 31, 2016, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $2,654,614,162.
At October 31, 2016, Global Bond had pledged $1,522,000 in cash collateral as margin for open centrally cleared interest rate swaps.
Diversified Emerging Market Debt and Global Bond enter into interest rate swaps to manage their duration. Please refer to the table following the Summary Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at October 31, 2016. There were no open interest rate swaps for Diversified Emerging Markets Debt at October 31, 2016.
Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The unrealized appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price. Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Funds.
For the year ended October 31, 2016, Global Bond had entered into one foreign currency volatility swap with a notional amount of  $6,591,900. Global Bond entered into foreign currency volatility swaps to take a position on future expectations of volatility. There were no open volatility swaps at October 31, 2016 for Global Bond.
H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund, except for Global Bond, declares and pays dividends, if any, annually. Global Bond declares and pays dividends, if any, monthly. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
I. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
J. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Multi-Manager International Small Cap and Global Equity, which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

leverage may exaggerate any increase or decrease in the net asset value, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery or When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Summary Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statements of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At October 31, 2016, there was no cash collateral posted to or from any Fund for delayed-delivery or when-issued transactions.
N. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2016, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Diversified Emerging Markets Debt	$16,340,150	$132,600
Diversified International	6,408,119	15,504,785
Global Bond	191,596,540	172,288,187
Global Equity	266,105,058	330,548,952
Global Perspectives®	9,454,577	7,529,588
Multi-Manager International Small Cap	150,985,418	169,139,381
Russia	25,390,173	31,157,593
U.S. government securities not included above were as follows:
	Purchases	Sales
Global Bond	$951,553,489	$1,045,383,269
NOTE 4 — REDEMPTION FEES
A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the years ended October 31, 2015 and October 31, 2016 were $22,487 and $7,025, respectively, and are reflected in the accompanying Statements of Changes in Net Assets.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 5 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
Diversified Emerging Markets Debt	0.80%
Diversified International	0.40% on unaffiliated Underlying Funds or other direct investments; 0.10% on affiliated Underlying Funds
Global Bond	0.50%
Global Equity	0.95% on the first $500 million; 0.90% on the next $500 million; and 0.825% in excess of $1 billion
Global Perspectives®	0.40% on unaffiliated Underlying Funds or other direct investments; 0.20% on affiliated Underlying Funds
Multi-Manager International Small Cap	1.10% on first $500 million; 1.00% on next $500 million; and 0.95% in excess of $1 billion
Russia	1.35%
The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager International Small Cap. The waiver was effective in connection with a sub-advisory fee reduction that occurred on June 1, 2009. The waiver is calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the year ended October 31, 2016, the Investment Adviser waived $75,926 in management fees for the Fund. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser is also contractually obligated to waive the management fee for Class P shares of Global Bond. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes a related party sub-adviser):
Fund	Sub-Adviser
Diversified Emerging Markets Debt	Voya Investment Management Co. LLC*
Diversified International	Voya Investment Management Co. LLC*
Global Bond	Voya Investment Management Co. LLC*
Global Equity	Voya Investment Management Co. LLC*
Global Perspectives®	Voya Investment Management Co. LLC*
Multi-Manager International Small Cap	Acadian Asset Management LLC, Victory Capital Management Inc. and Wellington Management Company LLP
Russia	NNIP Advisors B.V.
NOTE 6 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I, Class P, Class R6 and Class W, has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class B	Class C	Class O	Class R
Diversified Emerging Markets Debt	0.25%	N/A	1.00%	N/A	N/A
Diversified International	0.25%	1.00%	1.00%	0.25%	0.50%
Global Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Global Equity	0.25%	1.00%	1.00%	N/A	N/A
Global Perspectives®	0.25%	N/A	1.00%	N/A	0.50%
Multi-Manager International Small Cap	0.35%	1.00%	1.00%	0.25%	N/A
Russia	0.25%	N/A	N/A	N/A	N/A
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2016, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Diversified Emerging Markets Debt	$36	$—
Diversified International	846	—
Global Bond	1,361	—
Global Equity	4,193	—
Global Perspectives®	3,995	—
Multi-Manager International Small Cap	698	—
Russia	4,314	—
Contingent Deferred Sales Charges:
Diversified International	$—	$89
Global Bond	27	118
Global Equity	178	2,855
Global Perspectives®	—	279
Multi-Manager International Small Cap	—	94
NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Capital Allocation Fund	Global Bond	6.19%
Voya Global Perspectives® Portfolio	Global Bond	6.14
Voya Global Target Payment Fund	Multi-Manager International Small Cap	6.44
Voya Institutional Trust Company	Global Perspectives®	53.86
	Multi-Manager International Small Cap	5.26
Voya Investment Management Co. LLC	Diversified Emerging Markets Debt	52.02
Voya Solution 2025 Portfolio	Global Bond	12.42
Voya Solution Income Portfolio	Global Bond	6.86
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company.
Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At October 31, 2016, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expenses	Amount
Diversified International	Transfer Agent	$48,170
Russia	Custody	118,121
	Transfer Agent	41,866
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

Maximum Operating Expense Limit (as a percentage of average net assets)
Fund	Class A	Class B	Class C	Class I	Class O	Class P	Class R	Class R6	Class W
Diversified Emerging Markets Debt(1)	1.25%	N/A	2.00%	0.95%	N/A	N/A	N/A	N/A	1.00%
Diversified International(1)	1.58%	2.33%	2.33%	1.33%	1.58%	N/A	1.83%	N/A	1.33%
Global Bond	0.90%	1.65%	1.65%	0.65%	0.90%	0.15%	1.15%	0.65%	0.65%
Global Equity	1.35%	2.10%	2.10%	1.10%	N/A	N/A	N/A	N/A	1.10%
Global Perspectives®(1)	1.23%	N/A	1.98%	0.98%	N/A	N/A	1.48%	N/A	0.98%
Multi-Manager International Small Cap	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	N/A	N/A	1.60%
Russia	2.15%	N/A	N/A	1.90%	N/A	N/A	N/A	N/A	1.90%

(1)
For Diversified Emerging Markets Debt, Diversified International and Global Perspectives®, the operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

Pursuant to side letter agreements, through March 1, 2017, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Diversified International(1)(2)(3)	1.33%	2.08%	2.08%	1.08%	1.33%	1.58%	1.08%
Multi-Manager International Small Cap(1)(4)	1.68%	2.33%	2.33%	1.25%	1.58%	N/A	1.33%
Russia(1)	2.00%	N/A	N/A	1.75%	N/A	N/A	1.75%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)
The side letter agreement for Diversified International includes the expenses of the Underlying Funds.

(3)
Prior to January 1, 2016, the side letter agreement expense limits for Diversified International were 1.40%, 2.15%, 2.15%, 1.15%, 1.40%, 1.65% and 1.15% for Class A, Class B, Class C, Class I, Class O, Class R and Class W, respectively.

(4)
Prior to January 1, 2016, the side letter agreement expense limits for Multi-Manager International Small Cap were 1.75%, 2.40%, 2.40%, 1.25%, 1.65% and 1.40% for Class A, Class B, Class C, Class I, Class O and Class W, respectively.

Unless otherwise specified above and with the exception of the non-recoupable Class P management fee waiver for Global Bond, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of October 31, 2016, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	October 31,
	2017	2018	2019	Total
Diversified Emerging Markets Debt	$91,348	$76,915	$100,908	$269,171
Diversified International	10,573	—	—	10,573
Global Equity	424,185	477,700	349,636	1,251,521
Global Perspectives®	123,398	109,726	67,850	300,974
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2016, are as follows:
	October 31,
	2017	2018	2019	Total
Diversified Emerging Markets Debt
Class A	$48	$32	$61	$141
Class C	5	9	19	33
Class W	5	3	7	15
Diversified International
Class A	$2,319	$—	$—	$2,319
Class B	409	—	—	409
Class C	1,449	—	—	1,449
Class O	320	—	—	320
Class R	6	—	—	6
Class W	27	—	—	27
Global Bond
Class A	$79,221	$56,477	$44,256	$179,954
Class B	397	182	50	629
Class C	40,373	28,073	20,491	88,937
Class O	2,515	2,179	1,938	6,632
Class R	193	2,144	4,140	6,477
Class W	22,746	32,767	70,314	125,827
Global Equity
Class A	$56,879	$31,525	$148,359	$236,763
Class B	712	302	845	1,859
Class C	35,049	16,520	65,569	117,138
Class W	1,268	596	2,398	4,262
Global Perspectives®
Class I	$114	$337	$215	$666
The expense limitation agreements are contractual through March 1, 2017 (except for Diversified International, which is through at least March 1, 2018) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS
Transactions in exchange-traded purchased options for Global Bond for the year ended October 31, 2016 were as follows:
	Number of Contracts	Cost
Balance at 10/31/2015	916	$133,965
Options Expired	(916)	(133,965)
Balance at 10/31/2016	—	$—

Transactions in purchased foreign currency options for Global Bond for the year ended October 31, 2016 were as follows:
	USD Notional	Cost
Balance at 10/31/2015	47,800,000	$115,198
Options Purchased	2,019,648,000	10,078,594
Options Terminated in Closing Sell Transactions	(398,400,000)	(2,565,576)
Options Expired	(1,362,448,000)	(6,235,683)
Balance at 10/31/2016	306,600,000	$1,392,533

Transactions in purchased interest rate swaptions for Global Bond for the year ended October 31, 2016 were as follows:
	EUR Notional	USD Notional	Cost
Balance at 10/31/2015	—	263,600,000	$2,168,549
Options Purchased	4,702,600,000	2,426,572,000	44,066,308
Options Terminated in Closing Sell Transactions	(2,351,300,000)	(1,524,972,000)	(28,904,587)
Options Expired	(2,351,300,000)	(131,800,000)	(2,991,820.00)
Balance at 10/31/2016	—	1,033,400,000	$14,338,450
Transactions in exchange-traded written options for Global Bond for the year ended October 31, 2016 were as follows:
	Number of Contracts	Premiums Received
Balance at 10/31/2015	916	$192,360
Options Terminated in Closing Purchase Transactions	(916)	(192,360)
Balance at 10/31/2016	—	$—

Transactions in written foreign currency options for Global Bond for the year ended October 31, 2016 were as follows:
	USD Notional	Premiums Received
Balance at 10/31/2015	47,800,000	$52,341
Options Written	2,033,248,000	10,600,026
Options Terminated in Closing Purchase Transactions	(614,100,000)	(3,756,458)
	USD Notional	Premiums Received
Options Expired	(1,072,648,000)	(4,890,287)
Balance at 10/31/2016	394,300,000	$2,005,622

Transactions in written interest rate swaptions for Global Bond for the year ended October 31, 2016 were as follows:
	EUR Notional	USD Notional	Premiums Received
Balance at 10/31/2015	2,056,200,000	550,808,000	$3,634,459
Options Written	1,332,200,000	7,826,344,000	50,331,533
Options Terminated in Closing Purchase Transactions	(1,681,200,000)	(5,611,852,000)	(34,100,991)
Options Expired	(1,707,200,000)	(1,344,200,000)	(4,956,780)
Balance at 10/31/2016	—	1,421,100,000	$14,908,221
NOTE 11 — LINE OF CREDIT
Effective May 20, 2016, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Funds or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended October 31, 2016:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Bond	45	$1,193,511	1.35%
Global Equity	7	657,714	1.35
Multi-Manager International Small Cap	28	1,046,857	1.40

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 12 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Diversified Emerging Markets Debt
Class A
10/31/2016	4,344	—	87	(1,466)	2,965	38,910	—	744	—	(13,410)	26,244
10/31/2015	1,074	—	151	(3,068)	(1,843)	10,033	—	1,378	—	(28,111)	(16,700)
Class C
10/31/2016	78	—	47	—	125	704	—	400	—	—	1,104
10/31/2015	669	—	40	—	709	6,420	—	362	—	—	6,782
Class I
10/31/2016	1,782,081	—	6,032	(31,814)	1,756,299	16,473,779	—	51,571	—	(295,321)	16,230,029
10/31/2015	—	—	4,485	—	4,485	(81)	—	41,127	—	—	41,046
Class W
10/31/2016	288	—	18	—	306	2,700	—	155	—	—	2,855
10/31/2015	—	—	13	—	13	0	—	124	—	—	124
Diversified International
Class A
10/31/2016	136,136	—	29,372	(663,929)	(498,421)	1,251,910	—	276,980	—	(6,210,641)	(4,681,751)
10/31/2015	314,134	—	126,350	(674,184)	(233,700)	3,190,003	—	1,220,547	—	(6,820,182)	(2,409,632)
Class B
10/31/2016	—	—	—	(88,645)	(88,645)	—	—	—	—	(817,810)	(817,810)
10/31/2015	812	—	9,483	(252,301)	(242,006)	7,895	—	91,700	—	(2,544,652)	(2,445,057)
Class C
10/31/2016	44,206	—	3,849	(399,067)	(351,012)	415,458	—	36,138	—	(3,698,598)	(3,247,002)
10/31/2015	71,633	—	54,499	(384,150)	(258,018)	729,133	—	523,735	—	(3,837,147)	(2,584,279)
Class I
10/31/2016	162,127	—	5,210	(246,152)	(78,815)	1,483,649	—	48,968	—	(2,254,815)	(722,198)
10/31/2015	126,190	—	15,524	(125,057)	16,657	1,208,422	—	149,652	—	(1,246,701)	111,373
Class O
10/31/2016	35,954	—	—	(60,553)	(24,599)	327,889	—	—	—	(561,248)	(233,359)
10/31/2015	76,452	—	—	(104,030)	(27,578)	749,493	—	—	—	(1,044,630)	(295,137)
Class R
10/31/2016	9,392	—	73	(342)	9,123	88,335	—	675	—	(3,183)	85,827
10/31/2015	—	—	335	(341)	(6)	—	—	3,188	—	(3,426)	(238)
Class W
10/31/2016	45,430	—	943	(9,370)	37,003	427,297	—	8,835	—	(85,724)	350,408
10/31/2015	25,592	—	2,730	(11,430)	16,892	261,039	—	26,214	—	(113,358)	173,895
Global Bond
Class A
10/31/2016	859,379	—	211,643	(2,855,582)	(1,784,560)	8,536,539	—	2,088,510	—	(28,501,791)	(17,876,742)
10/31/2015	820,007	—	257,204	(2,984,960)	(1,907,749)	8,347,224	—	2,621,809	—	(30,577,125)	(19,608,092)
Class B
10/31/2016	9	—	226	(6,228)	(5,993)	96	—	2,208	—	(60,200)	(57,896)
10/31/2015	663	—	605	(28,720)	(27,452)	6,773	—	6,141	—	(291,179)	(278,265)
Class C
10/31/2016	114,938	—	69,542	(855,055)	(670,575)	1,137,671	—	682,908	—	(8,346,819)	(6,526,240)
10/31/2015	102,350	—	91,590	(1,359,153)	(1,165,213)	1,033,288	—	929,160	—	(13,812,334)	(11,849,886)
Class I
10/31/2016	4,114,669	—	381,360	(6,566,785)	(2,070,756)	40,141,917	—	3,748,399	—	(63,950,664)	(20,060,348)
10/31/2015	3,348,360	—	539,936	(10,123,945)	(6,235,649)	33,551,442	—	5,488,565	—	(103,093,029)	(64,053,022)
Class O
10/31/2016	26,550	—	4	(36,765)	(10,211)	257,054	—	39	—	(353,183)	(96,090)
10/31/2015	34,233	—	3	(80,291)	(46,055)	340,354	—	34	—	(799,341)	(458,953)
Class P
6/29/2016(1) - 10/31/2016	10,022	—	148	(77)	10,093	101,114	—	1,497	—	(780)	101,831

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Global Bond (continued)
Class R
10/31/2016	281,382	—	18,974	(74,541)	225,815	2,779,444	—	187,800	—	(738,920)	2,228,324
10/31/2015	329,156	—	9,872	(71,273)	267,755	3,362,975	—	99,311	—	(713,415)	2,748,871
Class R6
10/31/2016	3,170,637	—	910,762	(8,145,122)	(4,063,723)	31,479,849	—	8,989,865	—	(79,771,785)	(39,302,071)
10/31/2015	7,796,722	—	885,550	(5,125,714)	3,556,558	78,125,629	—	8,996,613	—	(51,713,382)	35,408,860
Class W
10/31/2016	4,054,306	—	388,189	(2,200,926)	2,241,569	39,237,477	—	3,760,465	—	(21,342,710)	21,655,232
10/31/2015	5,069,682	—	171,833	(1,092,392)	4,149,123	49,316,668	—	1,705,711	—	(10,834,518)	40,187,861
Global Equity
Class A
10/31/2016	156,162	—	87,780	(1,418,510)	(1,174,568)	4,403,279	—	2,508,753	—	(40,343,705)	(33,431,673)
10/31/2015	217,403	2,022,257	201,203	(1,347,271)	1,093,592	6,659,617	65,366,775	6,094,439	—	(41,312,980)	36,807,851
Class B
10/31/2016	35	—	184	(17,170)	(16,951)	601	—	5,768	—	(529,352)	(522,983)
10/31/2015	63	—	1,565	(26,490)	(24,862)	2,062	—	51,326	—	(880,179)	(826,791)
Class C
10/31/2016	48,045	—	22,684	(724,818)	(654,089)	1,235,943	—	605,450	—	(19,243,216)	(17,401,823)
10/31/2015	66,519	—	98,813	(654,427)	(489,095)	1,890,993	—	2,790,069	—	(18,781,717)	(14,100,655)
Class I
10/31/2016	202,459	—	18,196	(421,192)	(200,537)	5,836,013	—	524,405	—	(12,148,162)	(5,787,744)
10/31/2015	173,466	111,152	51,958	(487,934)	(151,358)	5,364,747	3,624,522	1,588,508	—	(15,118,963)	(4,541,186)
Class W
10/31/2016	11,026	—	2,124	(51,846)	(38,696)	314,609	—	61,144	—	(1,478,591)	(1,102,838)
10/31/2015	30,372	32,964	4,831	(42,016)	26,151	925,180	1,073,993	147,816	—	(1,279,487)	867,502
Global Perspectives®
Class A
10/31/2016	113,209	—	9,891	(160,862)	(37,762)	1,182,275	—	100,689	—	(1,699,134)	(416,170)
10/31/2015	226,784	—	21,837	(137,041)	111,580	2,481,906	—	233,659	—	(1,476,565)	1,239,000
Class C
10/31/2016	145,350	—	2,985	(86,078)	62,257	1,517,970	—	30,145	—	(897,269)	650,846
10/31/2015	180,956	—	8,702	(66,536)	123,122	1,938,017	—	92,506	—	(707,589)	1,322,934
Class I
10/31/2016	45,189	—	321	(9,211)	36,299	491,066	—	3,275	—	(95,968)	398,373
10/31/2015	6,745	—	867	(7,849)	(237)	73,428	—	9,298	—	(83,357)	(631)
Class R
10/31/2016	249,260	—	20,394	(151,428)	118,226	2,579,725	—	207,207	—	(1,584,377)	1,202,555
10/31/2015	548,680	—	39,931	(170,650)	417,961	5,965,160	—	426,469	—	(1,829,204)	4,562,425
Class W
10/31/2016	69,912	—	6,062	(80,276)	(4,302)	739,385	—	61,889	—	(849,320)	(48,046)
10/31/2015	116,807	—	9,616	(46,264)	80,159	1,281,142	—	103,179	—	(504,707)	879,614
Multi-Manager International Small Cap
Class A
10/31/2016	207,294	—	9,786	(354,423)	(137,343)	9,860,310	—	468,928	—	(16,842,589)	(6,513,351)
10/31/2015	148,056	—	9,316	(289,743)	(132,371)	7,169,115	—	416,336	—	(13,775,897)	(6,190,446)
Class B
10/31/2016	—	—	—	(5,748)	(5,748)	—	—	—	—	(295,560)	(295,560)
10/31/2015	17	—	—	(11,745)	(11,728)	891	—	—	—	(602,043)	(601,152)
Class C
10/31/2016	7,375	—	466	(66,767)	(58,926)	322,031	—	20,782	—	(2,955,905)	(2,613,092)
10/31/2015	18,209	—	399	(73,763)	(55,155)	806,187	—	16,601	—	(3,312,170)	(2,489,382)
Class I
10/31/2016	343,214	—	26,774	(554,149)	(184,161)	16,285,432	—	1,278,750	—	(26,025,770)	(8,461,588)
10/31/2015	552,824	—	31,784	(581,174)	3,434	26,111,122	—	1,415,638	—	(27,688,030)	(161,270)

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Multi-Manager International Small Cap (continued)
Class O
10/31/2016	6,119	—	—	(12,470)	(6,351)	285,118	—	—	—	(595,560)	(310,442)
10/31/2015	8,370	—	—	(10,376)	(2,006)	397,724	—	—	—	(490,812)	(93,088)
Class W
10/31/2016	146,146	—	7,729	(155,814)	(1,939)	8,234,114	—	443,473	—	(8,965,662)	(288,075)
10/31/2015	98,956	—	7,890	(55,514)	51,332	5,500,660	—	421,359	—	(3,176,664)	2,745,355
Russia
Class A
10/31/2016	148,679	—	93,408	(670,428)	(428,341)	3,202,772	—	1,907,391	6,778	(14,946,647)	(9,829,706)
10/31/2015	435,760	—	132,805	(939,728)	(371,163)	10,086,351	—	2,569,763	15,752	(21,639,737)	(8,967,871)
Class I
10/31/2016	168,696	—	2,786	(102,145)	69,337	3,844,688	—	57,147	9	(2,310,397)	1,591,447
10/31/2015	97,643	—	4,777	(123,666)	(21,246)	2,202,715	—	92,943	6,732	(2,749,475)	(447,085)
Class W
10/31/2016	2,537	—	410	(6,962)	(4,015)	57,878	—	8,351	238	(153,948)	(87,481)
10/31/2015	10,628	—	122	(438)	10,312	242,528	—	2,366	3	(9,904)	234,993

(1)
Commencement of operations

NOTE 13 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2016:
Multi-Manager International Small Cap Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,419,816	$(1,419,816)	$—
BNP Paribas Prime Brokerage, Inc.	1,500	(1,500)	—
Citigroup Global Markets Limited	1,531,124	(1,531,124)	—
Credit Suisse Securities (Europe) Limited	228,309	(228,309)	—
Credit Suisse Securities (USA) LLC	184,838	(184,838)	—
Deutsche Bank Securities Inc.	453,776	(453,776)	—
Deutsche Bank, AG	175,353	(175,353)	—
Goldman Sachs International	369,846	(369,846)	—
Goldman, Sachs & Co.	908,237	(908,237)	—
Janney Montgomery Scott LLC	9,520	(9,520)	—
JP Morgan Securities, Plc.	143,971	(143,971)	—

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 13 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Macquarie Bank Limited	285,046	(285,046)	—
Merrill Lynch International	320,635	(320,635)	—
Mizuho Securities USA Inc.	37,530	(37,530)	—
Morgan Stanley & Co. LLC	355,173	(355,173)	—
Nomura International PLC	351,381	(351,381)	—
SG Americas Securities, LLC	59,123	(59,123)	—
UBS AG	640,655	(640,655)	—
UBS Securities LLC.	4,340	(4,340)	—
Total	$7,480,172	$(7,480,172)	$—

(1)
Collateral with a fair value of  $7,924,174 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russia Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Merrill Lynch, Pierce, Fenner & Smith Inc.	$2,108	$(2,108)	$—
Total	$2,108	$(2,108)	$—

(1)
Collateral with a fair value of  $2,216 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 14 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of October 31, 2016:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Diversified Emerging Markets Debt	$—	$(5,552)	$5,552
Diversified International(1)	(24,756,539)	595	24,755,944
Global Bond	—	4,368,308	(4,368,308)
Global Equity(2)	(813,037,842)	(585,103)	813,622,945
Global Perspectives®	—	39,920	(39,920)
Multi-Manager International Small Cap	(3,692,492)	(86,734)	3,779,226
Russia	—	(47,732)	47,732

(1)
$24,755,944 relates to the expiration of capital loss carryforwards.

(2)
$813,037,842 relates to the expiration of capital loss carryforwards.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended October 31, 2016		Year Ended October 31, 2015
	Ordinary Income	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
Diversified Emerging Markets Debt	$52,870	$—	$42,991	$—	$—
Diversified International	464,529	—	2,510,368	—	—
Global Bond	602,035	19,693,844	2,377,340	—	18,598,986
Global Equity	4,558,176	—	13,554,074	—	—
Global Perspectives®	408,069	—	665,422	208,115	—
Multi-Manager International Small Cap	2,391,528	—	2,451,454	—	—
Russia	2,162,231	—	2,960,643	—	—

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Gain	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
					Amount	Character	Expiration
Diversified Emerging Markets Debt	$216,064	$—	$—	$170,290	$(17,108)	Short-term	None
					(71,694)	Long-term	None
					$(88,802)
Diversified International	—	—	(71,111)	1,738,342	(93,445,922)	Short-term	2017
					(33,117,873)	Short-term	2018
					(824,702)	Short-term	2019
					(51,334)	Long-term	None
					$(127,439,831)
Global Bond	—	—	—	1,654,972	—	—	—
Global Equity	3,347,664	—	—	12,841,856	(70,133,094)	Short-term	2017
					(8,757,263)	Short-term	2018
					(26,495,319)	Short-term	None
					(90,294,801)	Long-term	None
					$(195,680,477)*
Global Perspectives®	388,264	251,842	—	(340,494)	—	—	—
Multi-Manager International Small Cap	1,211,078	—	—	6,148,894	(202,973,948)	Short-term	2017

Russia	425,908	—	—	14,408,846	(57,145,966)	Short-term	2017
					(21,810,157)	Short-term	2018
					(2,163,679)	Short-term	None
					(11,264,618)	Long-term	None
					$(92,384,420)

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2016, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 15 — REORGANIZATIONS
On May 22, 2015, Global Equity (“Acquiring Fund”) acquired all of the assets of, and assumed all the liabilities of Voya Global Natural Resources Fund (“Acquired Fund”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund on May 5, 2015. The transaction was intended to enhance the efficiency and reduce the complexity of Voya family of funds by, among other things, eliminating sector funds from the Voya family of funds. Furthermore, the Acquired Fund was expected to benefit from a reduction in net expenses as shareholders of the Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 15 — REORGANIZATIONS (continued)

forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on November 1, 2014, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended October 31, 2015, are as follows:
Net investment income	$5,456,818
Net realized and unrealized loss on investments	$(19,999,613)
Net decrease in net assets resulting from operations	$(14,542,795)
Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since November 21, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Fund’s Capital Loss Carryforwards (000s)	Acquired Fund’s Unrealized Appreciation (000s)	Funds’ Conversion Ratio
$70,065	$334,072	$7,333	$1,256	0.2844
The net assets of the Acquiring Fund after the acquisition were $404,137,096.
NOTE 16 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2016, the following Funds paid dividends of:
	Type	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	NII	$0.0350	November 2, 2016	October 31, 2016
Class B	NII	$0.0287	November 2, 2016	October 31, 2016
Class C	NII	$0.0286	November 2, 2016	October 31, 2016
Class I	NII	$0.0374	November 2, 2016	October 31, 2016
Class O	NII	$0.0350	November 2, 2016	October 31, 2016
Class P	NII	$0.0373	November 2, 2016	October 31, 2016
Class R	NII	$0.0329	November 2, 2016	October 31, 2016
	Type	Per Share Amount	Payable Date	Record Date
Class R6	NII	$0.0376	November 2, 2016	October 31, 2016
Class W	NII	$0.0371	November 2, 2016	October 31, 2016
Class A	NII	$0.0350	December 2, 2016	November 30, 2016
Class B	NII	$0.0291	December 2, 2016	November 30, 2016
Class C	NII	$0.0290	December 2, 2016	November 30, 2016
Class I	NII	$0.0372	December 2, 2016	November 30, 2016
Class O	NII	$0.0351	December 2, 2016	November 30, 2016
Class P	NII	$0.0375	December 2, 2016	November 30, 2016
Class R	NII	$0.0331	December 2, 2016	November 30, 2016
Class R6	NII	$0.0375	December 2, 2016	November 30, 2016
Class W	NII	$0.0371	December 2, 2016	November 30, 2016
Global Equity
Class A	NII	$0.4089	December 19, 2016	December 15, 2016
Class B	NII	$0.0914	December 19, 2016	December 15, 2016
Class C	NII	$0.1901	December 19, 2016	December 15, 2016
Class I	NII	$0.4890	December 19, 2016	December 15, 2016
Class W	NII	$0.4910	December 19, 2016	December 15, 2016
Multi-Manager International Small Cap
Class A	NII	$0.2698	December 19, 2016	December 15, 2016
Class B	NII	$—	December 19, 2016	December 15, 2016
Class C	NII	$—	December 19, 2016	December 15, 2016
Class I	NII	$0.5039	December 19, 2016	December 15, 2016
Class O	NII	$0.3252	December 19, 2016	December 15, 2016
Class W	NII	$0.4533	December 19, 2016	December 15, 2016
Russia
Class A	NII	$0.4244	December 19, 2016	December 15, 2016
Class I	NII	$0.4981	December 19, 2016	December 15, 2016
Class W	NII	$0.4837	December 19, 2016	December 15, 2016

NII - Net investment income
Distributions to shareholders: On March 18, 2016, the Board approved a change with respect to Global Bond’s distribution policy. Effective February 28, 2017, the Fund will declare dividends daily and pay dividends consisting of ordinary income, if any, monthly.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Diversified Emerging Markets Debt Fund	as of October 31, 2016

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 98.6%
	Affiliated Investment Companies: 98.6%
623,746	Voya Emerging Markets Corporate Debt Fund - Class P	$6,193,801	35.1
624,197	Voya Emerging Markets Hard Currency Debt Fund - Class P	6,104,643	34.5
681,065	Voya Emerging Markets Local Currency Debt Fund - Class P	5,128,417	29.0
	Total Mutual Funds (Cost $17,252,068)	17,426,861	98.6
SHORT-TERM INVESTMENTS: 1.3%
	Mutual Funds: 1.3%
231,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320% (Cost $231,000)	231,000	1.3
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
Total Short-Term Investments (Cost $231,000)	$231,000	1.3
Total Investments in Securities (Cost $17,483,068)	$17,657,861	99.9
Assets in Excess of Other Liabilities	21,347	0.1
Net Assets	$17,679,208	100.0

Cost for federal income tax purposes is $17,487,571.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$170,290
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$170,290

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2016
Asset Table
Investments, at fair value
Mutual Funds	$17,426,861	$—	$—	$17,426,861
Short-Term Investments	231,000	—	—	231,000
Total Investments, at fair value	$17,657,861	$—	$—	$17,657,861
Other Financial Instruments+
Forward Foreign Currency Contracts	—	93	—	93
Total Assets	$17,657,861	$93	$—	$17,657,954
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(691)	$—	$(691)
Total Liabilities	$—	$(691)	$—	$(691)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Diversified Emerging Markets Debt Fund	as of October 31, 2016 (continued)

The following table provides transactions during the year ended October 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 10/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$316,533	$5,857,250	$(37,761)	$57,779	$6,193,801	$131,257	$(1,762)	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	441,769	5,687,006	(97,594)	73,462	6,104,643	157,013	(992)	—
Voya Emerging Markets Local Currency Debt Fund - Class P	253,883	4,795,894	—	78,640	5,128,417	—	—	—
	$1,012,185	$16,340,150	$(135,355)	$209,881	$17,426,861	$288,270	$(2,754)	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At October 31, 2016, the following forward foreign currency contracts were outstanding for Voya Diversified Emerging Markets Debt Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
BNP Paribas Bank	Colombian Peso	5,499,560	Buy	12/02/16	$1,727	$1,820	$93
							$93
Barclays Bank PLC	Russian Ruble	627,550	Sell	11/18/16	$9,167	$9,858	$(691)
							$(691)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$93
Total Asset Derivatives		$93
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$691
Total Liability Derivatives		$691

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Diversified Emerging Markets Debt Fund	as of October 31, 2016 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Swaps	Total
Foreign exchange contracts	$(5,358)	$—	$(5,358)
Interest rate contracts	—	900	900
Total	$(5,358)	$900	$(4,458)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Swaps	Total
Foreign exchange contracts	$2,015	$—	$2,015
Interest rate contracts	—	(988)	(988)
Total	$2,015	$(988)	$1,027

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2016:
	Barclays Bank PLC	BNP Paribas Bank	Totals
Assets:
Forward foreign currency contracts	$—	$93	$93
Total Assets	$—	$93	$93
Liabilities:
Forward foreign currency contracts	$691	$—	$691
Total Liabilities	$691	$—	$691
Net OTC derivative instruments by counterparty, at fair value	$(691)	$93	$(598)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(691)	$93	$(598)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Diversified International Fund	as of October 31, 2016

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 18.1%
140,302	iShares MSCI EAFE Index Fund	$8,112,262	18.1
	Total Exchange-Traded Funds (Cost $8,716,044)	8,112,262	18.1
MUTUAL FUNDS: 82.3%
	Affiliated Investment Companies: 82.3%
1,335,139	Voya International Core Fund - Class I	12,109,708	27.1
223,746	Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,246,412	5.0
1,962,909	Voya Multi-Manager International Equity Fund - Class I	20,198,338	45.2
46,232	Voya Multi-Manager International Small Cap Fund - Class I	2,244,548	5.0
Shares	Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
Total Mutual Funds (Cost $33,609,106)	$36,799,006	82.3
Total Investments in Securities (Cost $42,325,150)	$44,911,268	100.4
Liabilities in Excess of Other Assets	(160,345)	(0.4)
Net Assets	$44,750,923	100.0

Cost for federal income tax purposes is $43,172,926.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,189,900
Gross Unrealized Depreciation	(1,451,558)
Net Unrealized Appreciation	$1,738,342

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2016
Asset Table
Investments, at fair value
Exchange-Traded Funds	$8,112,262	$—	$—	$8,112,262
Mutual Funds	36,799,006	—	—	36,799,006
Total Investments, at fair value	$44,911,268	$—	$—	$44,911,268

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended October 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 10/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya International Core Fund - Class I	$15,037,336	$2,475,131	$(4,564,958)	$(837,801)	$12,109,708	$156,964	$23,674	$213,919
Voya Multi-Manager Emerging Markets Equity Fund - Class I	5,783,569	171,659	(4,141,533)	432,717	2,246,412	80,767	(436,394)	—
Voya Multi-Manager International Equity Fund - Class I	25,203,551	1,249,501	(4,959,678)	(1,295,036)	20,198,338	310,787	(54,411)	228,679
Voya Multi-Manager International Small Cap Fund - Class I	2,814,173	70,133	(300,410)	(339,348)	2,244,548	33,153	308,988	—
	$48,838,629	$3,966,424	$(13,966,579)	$(2,039,468)	$36,799,006	$581,671	$(158,143)	$442,598

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 27.6%
		Argentina: 0.3%
$1,000,000	#	YPF SA, 8.500%, 03/23/21	$1,102,200	0.3
		Brazil: 0.4%
1,600,000		Petrobras Global Finance BV, 8.750%, 05/23/26	1,806,400	0.4
		Canada: 0.2%
933,000		Other Securities	955,487	0.2
		Chile: 0.1%
500,000	#	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	521,044	0.1
		China: 0.3%
1,078,000		Other Securities	1,113,990	0.3
		France: 0.8%
903,000		BPCE SA, 2.500%, 12/10/18	918,344	0.2
942,000	#	BPCE SA, 5.150%, 07/21/24	994,481	0.2
379,000	#	Electricite de France SA, 2.350%, 10/13/20	385,363	0.1
1,250,000	#	SFR Group SA, 6.000%, 05/15/22	1,282,813	0.3
			3,581,001	0.8
		Guernsey: 0.2%
978,000		Other Securities	980,991	0.2
		India: 0.4%
1,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	1,341,898	0.3
492,000	#	Reliance Industries Ltd., 5.875%, 02/28/49	505,171	0.1
			1,847,069	0.4
		Indonesia: 0.2%
600,000		Other Securities	651,651	0.2
		Ireland: 0.6%
1,748,000		GE Capital International Funding Co. Unlimited Co., 2.342%-4.418%, 11/15/20-11/15/35	1,823,906	0.4
670,000		Other Securities	660,373	0.2
			2,484,279	0.6
		Italy: 0.2%
1,016,000		Other Securities	1,045,861	0.2
		Jamaica: 0.1%
322,000	#	Digicel Ltd., 6.750%, 03/01/23	290,508	0.1
243,000		Other Securities	218,627	0.0
			509,135	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Japan: 0.5%
$1,138,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 2.300%, 03/05/20	$1,147,238	0.3
255,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	260,392	0.1
554,000		Other Securities	591,146	0.1
			1,998,776	0.5
		Mexico: 1.0%
567,000	#	Cemex SAB de CV, 6.125%, 05/05/25	588,262	0.1
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,267,355	0.3
289,000	#	Nemak SA de CV, 5.500%, 02/28/23	301,499	0.1
750,000	#	Petroleos Mexicanos, 6.875%, 08/04/26	840,300	0.2
1,325,000		Petroleos Mexicanos, 4.500%-5.500%, 01/23/26-06/27/44	1,200,013	0.3
			4,197,429	1.0
		Netherlands: 1.1%
750,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	780,937	0.2
2,420,000		Shell International Finance BV, 1.625%-4.000%, 11/10/18-05/10/46	2,449,769	0.6
540,000	#	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/26	522,894	0.1
872,000		Other Securities	942,737	0.2
			4,696,337	1.1
		Norway: 0.1%
565,000		Other Securities	568,698	0.1
		Peru: 0.5%
2,200,000	#	El Fondo Mivivienda SA, 3.500%, 01/31/23	2,277,000	0.5
		Russia: 0.3%
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	429,980	0.1
1,000,000		Other Securities	1,061,420	0.2
			1,491,400	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		South Africa: 0.2%
$750,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	$736,806	0.2
		Sweden: 0.2%
984,000	#	Nordea Bank AB, 5.500%, 09/29/49	976,620	0.2
		Switzerland: 0.7%
1,635,000	#	Credit Suisse AG, 6.500%, 08/08/23	1,785,216	0.4
893,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,036,996	0.3
			2,822,212	0.7
		Trinidad And Tobago: 0.1%
375,000		Other Securities	377,344	0.1
		United Arab Emirates: 0.3%
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,227,906	0.3
		United Kingdom: 0.9%
527,000	#	Barclays Bank PLC, 6.050%, 12/04/17	549,224	0.1
1,457,000		Santander UK PLC, 2.375%, 03/16/20	1,467,814	0.3
710,000	#	Standard Chartered PLC, 4.300%, 02/19/27	703,898	0.2
627,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	657,710	0.2
478,000		Other Securities	488,706	0.1
			3,867,352	0.9
		United States: 17.9%
1,515,000		21st Century Fox America, Inc., 5.400%-6.900%, 03/01/19-10/01/43	1,716,691	0.4
190,000	#	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	191,425	0.1
1,870,000		Anheuser-Busch InBev Finance, Inc., 2.650%-3.300%, 02/01/21-02/01/23	1,942,555	0.5
2,656,000		Apple, Inc., 3.200%, 05/13/25	2,780,282	0.6
1,657,000		AT&T, Inc., 3.600%, 02/17/23	1,709,050	0.4
1,419,000		AT&T, Inc., 5.150%, 03/15/42	1,471,101	0.3
1,005,000	#	AT&T, Inc., 4.550%, 03/09/49	946,378	0.2
584,000		AT&T, Inc., 3.000%-5.350%, 06/30/22-09/01/40	596,935	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
$2,300,000		Bank of America Corp., 3.300%-4.100%, 01/11/23-08/01/25	$2,433,216	0.6
778,000	#	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	829,863	0.2
1,756,000		Citigroup, Inc., 4.000%-5.500%, 08/05/24-09/13/25	1,888,105	0.4
910,000	#	COX Communications, Inc., 2.950%, 06/30/23	885,413	0.2
587,000	#	Diamond 1 Finance Corp./ Diamond 2 Finance Corp., 4.420%, 06/15/21	614,380	0.1
620,000	#	Diamond 1 Finance Corp./ Diamond 2 Finance Corp., 5.450%, 06/15/23	665,116	0.2
576,000	#	Diamond 1 Finance Corp./ Diamond 2 Finance Corp., 6.020%, 06/15/26	628,756	0.1
1,844,000		Entergy Corp., 5.125%, 09/15/20	2,034,194	0.5
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	651,750	0.2
65,000	#	Glencore Funding LLC, 2.500%, 01/15/19	65,398	0.0
427,000		Goldman Sachs Group, Inc., 2.625%, 04/25/21	432,660	0.1
1,340,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	1,506,554	0.4
307,000	#	Hewlett Packard Enterprise Co., 3.100%, 10/05/18	314,031	0.1
1,025,000	#	JBS USA LLC, 5.875%, 07/15/24	1,035,250	0.2
1,417,000		JPMorgan Chase & Co., 2.550%-6.000%, 03/01/21-12/29/49	1,460,380	0.3
500,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	523,357	0.1
1,781,000		Morgan Stanley, 3.750%-4.100%, 02/25/23-05/22/23	1,882,189	0.4
1,839,000		Mylan, Inc., 2.600%, 06/24/18	1,863,731	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
$205,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	$218,838	0.1
1,588,000		TEGNA, Inc., 5.125%-6.375%, 07/15/20-10/15/23	1,669,225	0.4
765,000		Time Warner Cable LLC, 5.875%, 11/15/40	841,317	0.2
1,216,000		Time Warner, Inc., 6.500%, 11/15/36	1,516,344	0.3
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	615,600	0.1
883,000		Wells Fargo & Co., 4.100%, 06/03/26	929,496	0.2
38,643,000		Other Securities	40,867,953	9.4
			77,727,533	17.9
		Venezuela: 0.0%
309,000		Other Securities	154,114	0.0
		Total Corporate Bonds/Notes (Cost $114,602,800)	119,718,635	27.6
COLLATERALIZED MORTGAGE OBLIGATIONS: 14.8%
		United States: 14.8%
341,702		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	337,108	0.1
1,420,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.552%, 06/10/49	1,441,658	0.3
1,190,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.552%, 06/10/49	1,184,684	0.3
950,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.813%, 02/10/51	960,946	0.2
257,165		Banc of America Mortgage 2005-J Trust 2A4, 3.213%, 11/25/35	238,608	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
$14,200,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	$650,441	0.2
126,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	128,446	0.0
126,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	127,667	0.0
127,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	125,938	0.0
1,790,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR10, 5.606%, 12/11/40	1,875,400	0.5
260,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.722%, 04/12/38	247,906	0.1
535,000		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AJ, 5.887%, 06/11/50	539,278	0.1
775,770	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	784,820	0.2
3,416,215 ^		CD 2016-CD1 Mortgage Trust, 1.448%, 08/10/49	351,394	0.1
839,434		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/36	753,033	0.2
1,140,000	#	COMM 2004-LB2A H, 6.067%, 03/10/39	1,222,419	0.3
18,397,504	#,^	COMM 2012 - LTRT XA, 1.033%, 10/05/30	819,447	0.2
6,436,532^		COMM 2012-CR1 XA, 2.026%, 05/15/45	489,157	0.1
12,233,092^		COMM 2013-LC6 XA, 1.690%, 01/10/46	714,645	0.1
7,593,361^		COMM 2014-CR17 XA, 1.168%, 05/10/47	427,189	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
$743,696	#	Commercial Mortgage Trust 2004-GG1 F, 6.359%, 06/10/36	$749,518	0.2
628,000	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1A K, 5.415%, 02/25/21	627,956	0.1
649,147	#	Credit Suisse Commercial Mortgage Trust Series 2009-RR3 A5A, 5.342%, 12/15/43	648,654	0.2
28,068	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	28,037	0.0
170,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	152,962	0.0
5,073,089	#,^	DBUBS 2011-LC1A XA, 0.853%, 11/10/46	108,277	0.0
370,000	#	DBUBS 2011-LC2A D, 5.543%, 07/10/44	388,448	0.1
100,000		Fannie Mae Connecticut Avenue Securities 2014-C01 M2, 4.934%, 01/25/24	106,090	0.0
550,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.434%, 07/25/24	550,709	0.1
700,000		Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 3.534%, 07/25/24	701,718	0.2
3,130,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.434%, 11/25/24	3,356,468	0.8
100,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.534%, 05/25/25	103,364	0.0
800,000		Fannie Mae Connecticut Avenue Securities 2015-C03 1M2, 5.534%, 07/25/25	853,170	0.2
910,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN1 M3, 5.034%, 02/25/24	986,896	0.2
900,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.534%, 08/25/24	940,874	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
$1,900,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 5.084%, 10/25/24	$2,011,368	0.4
560,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.284%, 10/25/24	597,808	0.1
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.234%, 04/25/28	314,643	0.1
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 2.734%, 03/25/25	303,542	0.1
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.334%, 03/25/29	297,601	0.1
400,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 4.384%, 03/25/29	399,465	0.1
29,811	#	GE Capital Commercial Mortgage Series 2005-C2 H, 5.463%, 05/10/43	29,712	0.0
450,000	#	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	387,799	0.1
5,590,562 ^		GS Mortgage Securities Trust 2012-GCJ7 XA, 2.416%, 05/10/45	433,965	0.1
7,961,680 ^		GS Mortgage Securities Trust 2016-GS3 XA, 1.285%, 10/10/49	712,663	0.2
24,669,265^		JPMBB Commercial Mortgage Securities Trust 2014-C24 XA, 1.074%, 11/15/47	1,284,358	0.3
290,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	281,448	0.1
570,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 K, 4.733%, 01/12/39	537,014	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
$5,790,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.353%, 12/15/47	$108,686	0.0
391,240	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.571%, 10/15/37	391,772	0.1
460,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.372%, 06/12/41	449,358	0.1
53,997	#	JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1 F, 5.801%, 03/15/46	54,031	0.0
120,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 C, 5.549%, 05/15/45	117,863	0.0
830,000		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 AM, 5.755%, 06/15/49	838,884	0.2
530,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2009-RR1 A4B2, 1.000%, 03/18/51	525,719	0.1
12,283,945 ^		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.662%, 06/15/45	741,427
1,244,063		JP Morgan Mortgage Trust 2005-A4 B1, 2.961%, 07/25/35	1,067,323	0.3
254,208	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.650%, 02/15/40	255,029	0.1
760,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	776,527	0.2
640,000		LB-UBS Commercial Mortgage Trust 2005-C3, 5.013%, 07/15/40	621,363	0.1
1,370,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.882%, 06/15/38	1,368,181	0.3
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
$520,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 5.882%, 06/15/38	$519,146	0.1
560,000		Morgan Stanley Capital I Trust 2006-IQ11, 6.225%, 10/15/42	558,861	0.1
500,000	#	Morgan Stanley Capital I Trust 2008-T29 B, 6.275%, 01/11/43	512,266	0.1
1,020,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.432%, 09/15/47	1,114,053	0.3
930,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.432%, 09/15/47	1,008,680	0.2
4,205	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	4,202	0.0
11,109,070	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.051%, 08/10/49	899,078	0.2
21,540,597 ^		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.462%, 08/25/45	1,047,711	0.3
132,995		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.832%, 10/25/36	116,925	0.0
1,588,448		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.655%, 12/25/36	1,461,522	0.3
518,247		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.813%, 08/25/46	454,840	0.1
1,041,309		WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust 3A2, 4.189%, 02/25/37	985,473	0.2
919,307		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.627%, 12/25/36	806,047	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
$293,851		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.319%, 04/25/37	$256,682	0.1
1,105,539		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	976,022	0.2
372,142		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.964%, 06/25/37	274,939	0.1
10,501,512	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.026%, 10/15/45	786,227	0.2
637,540		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 3.050%, 10/25/36	608,756	0.1
142,136		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A2, 3.050%, 10/25/36	135,719	0.0
712,702		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 3.089%, 05/25/36	680,029	0.2
659,961		Wells Fargo Mortgage Backed Securities 2006-AR8 Trust 3A2, 2.854%, 04/25/36	645,303	0.2
201,242		Wells Fargo Mortgage Backed Securities 2007-8 Trust 1A13, 0.904%, 07/25/37	174,495	0.0
6,790,418	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.993%, 08/15/45	522,505	0.1
15,490,512 ^		WFRBS Commercial Mortgage Trust 2013-C16 XA, 0.970%, 09/15/46	599,136	0.1
12,717,674		Other Securities	10,475,079	2.4
		Total Collateralized Mortgage Obligations (Cost $63,760,109)	64,254,570	14.8

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 2.8%
		Cayman Islands: 2.2%
$1,170,000	#	Ares XXVII CLO Ltd. 2013-2A B, 2.690%, 07/28/25	$1,170,122	0.3
700,000	#	Blue Hill CLO 2013-1A B1, 2.830%, 01/15/26	699,994	0.1
2,000,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.547%, 03/17/21	1,988,694	0.4
390,000	#	Carlyle Global Market Strategies CLO 2012-4 Ltd., 2.330%, 01/20/29	389,998	0.1
530,000	#	Carlyle Global Market Strategies CLO 2012-4 Ltd., 2.780%, 01/20/29	529,996	0.1
1,130,000	#	Carlyle US CLO 2016-4 Ltd., 2.732%, 10/20/27	1,130,000	0.3
2,200,000	#	Madison Park Funding Ltd. 2007-6A C, 1.884%, 07/26/21	2,153,910	0.5
290,000	#	Madison Park Funding X Ltd. 2012-10A BR, 2.778%, 01/20/29	289,999	0.1
500,000	#	Magnetite VIII Ltd. 2014-8A BR, 2.630%, 04/15/26	499,750	0.1
760,000	#	Shackleton 2016-IX CLO Ltd., 2.364%, 10/28/28	760,000	0.2
			9,612,463	2.2
		United States: 0.6%
2,899,803		Other Securities	2,566,154	0.6
		Total Asset-Backed Securities (Cost $12,120,526)	12,178,617	2.8
FOREIGN GOVERNMENT BONDS: 25.1%
		Argentina: 0.5%
2,145,000	#	Argentine Republic Government International Bond, 6.875%, 04/22/21	2,326,252	0.5
		Austria: 3.5%
EUR 12,300,000	#	Republic of Austria Government Bond, 1.650%, 10/21/24	15,222,794	3.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Belgium: 8.0%
EUR 30,100,000	#	Kingdom of Belgium Government Bond, 0.800%, 06/22/25	$34,624,467	8.0
		Brazil: 0.2%
1,158,000		Other Securities	1,078,856	0.2
		Canada: 0.2%
CAD 880,000		Other Securities	896,992	0.2
		Colombia: 0.6%
1,529,000		Colombia Government International Bond, 2.625%, 03/15/23	1,481,601	0.3
943,000		Colombia Government International Bond, 8.125%, 05/21/24	1,223,543	0.3
			2,705,144	0.6
		Croatia: 0.1%
300,000		Other Securities	333,726	0.1
		Dominican Republic: 0.2%
686,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	747,740	0.2
		Egypt: 0.1%
410,000		Other Securities	420,226	0.1
		Germany: 0.4%
EUR 1,070,000		Bundesrepublik Deutschland, 2.500%, 08/15/46	1,705,342	0.4
EUR 20,000		Other Securities	22,117	0.0
			1,727,459	0.4
		Guatemala: 0.1%
363,000		Other Securities	486,420	0.1
		Hungary: 0.7%
HUF 550,000,000		Hungary Government International Bond, 6.000%, 11/24/23	2,416,595	0.6
510,000		Hungary Government International Bond, 5.375%-7.625%, 02/21/ 23-03/29/41	642,180	0.1
			3,058,775	0.7
		Indonesia: 0.4%
500,000		Indonesia Government International Bond, 4.125%, 01/15/25	525,696	0.1
300,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	315,417	0.1
Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Indonesia (continued)
650,000	#	Indonesia Government International Bond, 4.750%, 01/08/26	$709,804	0.2
			1,550,917	0.4
		Italy: 2.8%
EUR 8,800,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/26	12,105,050	2.8
		Ivory Coast: 0.1%
470,250		Other Securities	462,576	0.1
		Kazakhstan: 0.3%
1,000,000	#	Kazakhstan Government International Bond, 5.125%, 07/21/25	1,111,270	0.3
		Lebanon: 0.1%
475,000		Other Securities	461,344	0.1
		Mexico: 0.9%
MXN 68,670,000		Mexican Bonos, 6.500%, 06/10/21	3,716,881	0.8
250,000		Other Securities	262,875	0.1
			3,979,756	0.9
		Morocco: 0.1%
400,000		Other Securities	427,260	0.1
		Panama: 0.2%
740,000		Other Securities	930,025	0.2
		Peru: 0.5%
PEN 6,000,000		Peruvian Government International Bond, 6.350%, 08/12/28	1,839,634	0.4
250,000		Peruvian Government International Bond, 5.625%, 11/18/50	316,875	0.1
			2,156,509	0.5
		Poland: 0.1%
550,000		Other Securities	571,764	0.1
		Russia: 0.2%
600,000	#	Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	646,292	0.2
		South Africa: 0.6%
2,550,000		South Africa Government International Bond, 4.300%, 10/12/28	2,476,356	0.6
		Spain: 1.7%
EUR 6,400,000	#	Spain Government Bond, 1.950%, 04/30/26	7,533,635	1.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
		Sri Lanka: 0.1%
$200,000	#	Sri Lanka Government International Bond, 6.825%, 07/18/26	$211,770	0.1
200,000		Other Securities	204,524	0.0
			416,294	0.1
		Turkey: 0.4%
1,540,000		Turkey Government International Bond, 6.000%-7.375%, 02/05/25-01/14/41	1,717,101	0.4
		United Kingdom: 1.8%
GBP 1,020,000		United Kingdom Gilt, 2.000%, 09/07/25	1,339,658	0.3
GBP 3,980,000		United Kingdom Gilt, 3.500%, 01/22/45	6,608,255	1.5
			7,947,913	1.8
		Uruguay: 0.1%
380,404		Other Securities	494,064	0.1
		Vietnam: 0.1%
225,000		Other Securities	251,164	0.1
		Total Foreign Government Bonds (Cost $110,959,663)	108,868,141	25.1
U.S. TREASURY OBLIGATIONS: 9.4%
		U.S. Treasury Bonds: 3.3%
3,856,000		1.500%, due 08/15/26	3,742,880	0.8
10,944,000		2.500%, due 05/15/46	10,758,040	2.5
6,000		3.000%, due 11/15/45	6,524	0.0
			14,507,444	3.3
		U.S. Treasury Notes: 6.1%
5,697,000		0.750%, due 09/30/18	5,686,096	1.3
4,412,000		1.125%, due 09/30/21	4,371,158	1.0
8,359,000		1.250%, due 10/31/21	8,335,328	1.9
4,384,000		1.375%, due 09/30/23	4,317,043	1.0
2,465,000		1.625%, due 10/31/23	2,466,395	0.6
1,359,000		0.750%-1.750%, due 10/31/18-01/31/23	1,357,487	0.3
			26,533,507	6.1
		Total U.S. Treasury Obligations (Cost $41,711,586)	41,040,951	9.4

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.1%
	Federal Home Loan Mortgage Corporation: 5.8%##
$16,808,147 ^	1.964%, due 08/25/18	$452,238	0.1
2,219,299 ^	4.000%, due 12/15/41	359,465	0.1
24,141,804 ^	4.000%, due 04/15/43	4,364,022	1.0
6,440,000 ^	4.631%, due 11/25/44	1,077,115	0.3
4,832,862 ^	5.000%, due 04/15/39	842,802	0.2
2,830,761	5.000%, due 01/15/40	3,124,108	0.7
2,298,608 ^	5.000%, due 02/15/40	431,175	0.1
6,669,229 ^	5.365%, due 04/15/38	1,052,794	0.2
4,515,503 ^	5.465%, due 05/15/36	363,739	0.1
3,160,623 ^	5.515%, due 02/15/37	588,194	0.1
4,221,774 ^	5.515%, due 07/15/40	638,389	0.2
12,822,383 ^	5.565%, due 09/15/36	2,303,781	0.5
13,252,342 ^	5.565%, due 02/15/41	2,249,154	0.5
10,297,754 ^	6.015%, due 05/15/41	2,075,405	0.5
5,889,631 ^	6.115%, due 02/15/41	851,882	0.2
6,945,217 ^	6.165%, due 08/15/40	1,216,760	0.3
2,945,946 ^	6.465%, due 02/15/33	586,064	0.1
383,755 ^	8.165%, due 04/15/31	102,319	0.0
2,177,829	4.000%, due 09/01/45- 05/01/46	2,331,572	0.6
		25,010,978	5.8
	Federal National Mortgage Association: 4.7%##
2,510,439 ^	3.000%, due 05/25/33	316,804	0.1
1,863,498	3.000%, due 01/25/38	1,938,575	0.4
10,550,224 ^	4.116%, due 03/25/35	1,346,649	0.3
4,077,603 ^	4.500%, due 02/25/43	598,894	0.1
754,872 ^	5.000%, due 05/25/18	17,362	0.0
4,538,716 ^	5.416%, due 09/25/41	783,165	0.2
12,424,414 ^	5.536%, due 11/25/40	2,168,598	0.5
1,718,717 ^	5.546%, due 03/25/37	299,357	0.1
1,393,524 ^	5.566%, due 07/25/38	206,513	0.0
3,787,480 ^	5.566%, due 07/25/38	514,756	0.1
11,978,487	5.616%, due 05/25/44	2,175,946	0.5
6,413,328 ^	5.716%, due 01/25/40	1,206,504	0.3
2,062,578 ^	5.916%, due 02/25/42	306,101	0.1
5,073,764 ^	6.016%, due 09/25/40	885,486	0.2
10,176,538 ^	6.026%, due 06/25/41	2,094,768	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association (continued)
$3,805,698 ^	6.236%, due 04/25/37	$748,555	0.2
3,964,964	2.500%-30.780%, due 06/01/30-05/01/45	4,949,790	1.1
		20,557,823	4.7
	Government National Mortgage Association: 1.6%
38,065,010 ^	3.000%-23.340%, due 08/16/26-10/20/60	7,025,236	1.6
	Total U.S. Government Agency Obligations (Cost $49,476,756)	52,594,037	12.1

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 3.6%
		Options on Currencies: 0.3%
43,800,000	@	Call USD vs. Put EUR, Strike @ 1.057, Exp. 11/17/16 Counterparty: Goldman Sachs International	7,153	0.0
43,800,000	@	Call USD vs. Put EUR, Strike @ 1.059, Exp. 12/09/16 Counterparty: Goldman Sachs International	46,964	0.0
43,800,000	@	Call USD vs. Put EUR, Strike @ 1.072, Exp. 11/10/16 Counterparty: Societe Generale	10,637	0.0
43,800,000	@	Call USD vs. Put EUR, Strike @ 1.072, Exp. 12/13/16 Counterparty: Barclays Bank PLC	120,031	0.0
43,800,000	@	Call USD vs. Put JPY, Strike @ 106.370, Exp. 12/13/16 Counterparty: JPMorgan Chase Bank N.A.	344,349	0.1
43,800,000	@	Call USD vs. Put JPY, Strike @ 106.670, Exp. 12/13/16 Counterparty: JPMorgan Chase Bank N.A.	303,640	0.1
43,800,000	@	Call USD vs. Put JPY, Strike @ 105.910, Exp. 12/01/16 Counterparty: Barclays Bank PLC	317,610	0.1
			1,150,384	0.3
# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: (continued)
		OTC Interest Rate Swaptions: 3.3%
258,200,000	@	Receive a floating rated based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.139%, Exp. 10/16/17 Counterparty: The Royal Bank of Scotland PLC	$4,018,400	0.9
775,200,000	@	Receive a floating rated based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.228%, Exp. 10/31/17 Counterparty: Barclays Bank PLC	10,542,636	2.4
			14,561,036	3.3
		Total Purchased Options (Cost $15,730,983)	15,711,420	3.6
		Total Long-Term Investments (Cost $408,362,423)	414,366,371	95.4

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.4%
		Corporate Bonds/Notes: 0.2%
$408,000	#	Hewlett Packard Enterprise Co., 2.700%, 10/05/17	413,265	0.1
407,000		Southwestern Electric Power Co., 5.550%, 01/15/17	410,513	0.1
			823,778	0.2
		Foreign Government Bonds: 0.4%
EUR 720,000	Z	Bundesschatzanweisungen, -0.680%, 06/16/17	793,739	0.2
1,288,000		Petroleos de Venezuela SA, 5.250%, 04/12/17	1,040,060	0.2
			1,833,799	0.4
Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.8%
25,233,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320% (Cost $25,233,000)	25,233,000	5.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

Shares	Value	Percentage of Net Assets
	Mutual Funds (continued)
Total Short-Term Investments (Cost $28,065,507)	$27,890,577	6.4
Total Investments in Securities (Cost $436,427,930)	$442,256,948	101.8
Liabilities in Excess of Other Assets	(7,838,284)	(1.8)
Net Assets	$434,418,664	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@
Non-income producing security.

^
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z
Indicates Zero Coupon Bond; rate shown reflects current effective yield.

CAD
Canadian Dollar

EUR
EU Euro

GBP
British Pound

HUF
Hungarian Forint

MXN
Mexican Peso

PEN
Peruvian Nuevo Sol

Cost for federal income tax purposes is $438,020,079.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$12,984,758
Gross Unrealized Depreciation	(8,747,889)
Net Unrealized Appreciation	$4,236,869

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	25.5%
Collateralized Mortgage Obligations	14.8
U.S. Government Agency Obligations	12.1
U.S. Treasury Obligations	9.4
Financial	9.4
Communications	4.2
Energy	4.1
Consumer, Non-cyclical	3.8
Purchased Options	3.6
Other Asset-Backed Securities	2.7
Utilities	1.9
Technology	1.7
Consumer, Cyclical	1.1
Basic Materials	0.9
Industrial	0.7
Home Equity Asset-Backed Securities	0.1
Short-Term Investments	5.8
Liabilities in Excess of Other Assets	(1.8)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2016
Asset Table
Investments, at fair value
Purchased Options	$—	$15,711,420	$—	$15,711,420
Corporate Bonds/Notes	—	119,718,635	—	119,718,635
Collateralized Mortgage Obligations	—	64,254,570	—	64,254,570
Short-Term Investments	25,233,000	2,657,577	—	27,890,577
U.S. Treasury Obligations	—	41,040,951	—	41,040,951
Foreign Government Bonds	—	108,868,141	—	108,868,141
Asset-Backed Securities	—	10,918,867	1,259,750	12,178,617
U.S. Government Agency Obligations	—	52,594,037	—	52,594,037
Total Investments, at fair value	$25,233,000	$415,764,198	$1,259,750	$442,256,948
Other Financial Instruments+
Centrally Cleared Swaps	—	41,169,384	—	41,169,384
Forward Foreign Currency Contracts	—	3,184,175	—	3,184,175
Futures	1,564,358	—	—	1,564,358
Total Assets	$26,797,358	$460,117,757	$1,259,750	$488,174,865
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(45,374,766)	$—	$(45,374,766)
Forward Foreign Currency Contracts	—	(8,582,158)	—	(8,582,158)
Futures	(1,652,954)	—	—	(1,652,954)
Written Options	—	(15,848,652)	—	(15,848,652)
Total Liabilities	$(1,652,954)	$(69,805,576)	$—	$(71,458,530)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At October 31, 2016, the following forward foreign currency contracts were outstanding for Voya Global Bond Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Norwegian Krone	20,620,503	Buy	11/18/16	$2,496,000	$2,495,772	$(228)
Barclays Bank PLC	Norwegian Krone	14,391,726	Buy	11/18/16	1,742,000	1,741,881	(119)
Barclays Bank PLC	Canadian Dollar	1,359,345	Buy	11/18/16	1,020,000	1,013,554	(6,446)
Barclays Bank PLC	Norwegian Krone	9,039,103	Buy	11/18/16	1,096,000	1,094,034	(1,966)
Barclays Bank PLC	Japanese Yen	76,122,805	Buy	11/18/16	733,000	726,257	(6,743)
Barclays Bank PLC	Norwegian Krone	22,704,620	Buy	11/18/16	2,772,000	2,748,020	(23,980)
Barclays Bank PLC	Canadian Dollar	3,374,305	Buy	11/18/16	2,571,000	2,515,947	(55,053)
Barclays Bank PLC	Norwegian Krone	43,809,776	Buy	11/18/16	5,385,000	5,302,451	(82,549)
Barclays Bank PLC	Swiss Franc	668,001	Buy	11/18/16	677,000	675,609	(1,391)
Barclays Bank PLC	Norwegian Krone	14,028,271	Buy	11/18/16	1,717,000	1,697,891	(19,109)
Barclays Bank PLC	Norwegian Krone	12,684,357	Buy	11/18/16	1,545,000	1,535,232	(9,768)
Barclays Bank PLC	Swedish Krona	5,183,369	Buy	11/18/16	600,000	574,290	(25,710)
Barclays Bank PLC	British Pound	784,999	Buy	11/18/16	1,002,000	961,137	(40,863)
Barclays Bank PLC	British Pound	974,008	Buy	11/18/16	1,241,000	1,192,557	(48,443)
Barclays Bank PLC	EU Euro	33,432,398	Buy	11/18/16	37,573,468	36,724,034	(849,434)
Barclays Bank PLC	Russian Ruble	31,185,849	Buy	11/18/16	455,551	489,895	34,344
BNP Paribas Bank	Japanese Yen	7,634,660,530	Buy	11/18/16	75,304,913	72,839,174	(2,465,739)
BNP Paribas Bank	Mexican Peso	23,527,825	Buy	12/02/16	1,192,000	1,240,330	48,330
BNP Paribas Bank	Brazilian Real	97,178	Buy	12/02/16	28,628	30,161	1,533
BNP Paribas Bank	Colombian Peso	21,945,913	Buy	12/02/16	6,890	7,262	372
Citigroup, Inc.	EU Euro	358,417	Buy	11/18/16	402,626	393,705	(8,921)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Czech Koruna	12,398,032	Buy	11/18/16	515,374	503,881	(11,493)
Deutsche Bank AG	British Pound	961,670	Buy	11/18/16	1,177,000	1,177,450	450
Deutsche Bank AG	Japanese Yen	156,658,324	Buy	11/18/16	1,504,000	1,494,613	(9,387)
Deutsche Bank AG	Norwegian Krone	9,598,684	Buy	11/18/16	1,159,000	1,161,763	2,763
Deutsche Bank AG	Norwegian Krone	9,999,872	Buy	11/18/16	1,211,000	1,210,320	(680)
Deutsche Bank AG	New Zealand Dollar	2,746,063	Buy	11/18/16	1,965,000	1,962,417	(2,583)
Deutsche Bank AG	New Zealand Dollar	4,183,163	Buy	11/18/16	3,007,000	2,989,411	(17,589)
Deutsche Bank AG	Swedish Krona	16,726,999	Buy	11/18/16	1,894,000	1,853,264	(40,736)
Deutsche Bank AG	Norwegian Krone	14,340,587	Buy	11/18/16	1,757,000	1,735,692	(21,308)
Deutsche Bank AG	EU Euro	4,241,888	Buy	11/18/16	4,693,000	4,659,529	(33,471)
Deutsche Bank AG	Norwegian Krone	13,391,448	Buy	11/18/16	1,630,000	1,620,814	(9,186)
Deutsche Bank AG	Australian Dollar	9,907,960	Buy	11/18/16	7,600,000	7,533,861	(66,139)
Deutsche Bank AG	New Zealand Dollar	9,135,742	Buy	11/07/16	6,636,861	6,531,612	(105,249)
Deutsche Bank AG	Thai Baht	44,753,198	Buy	12/16/16	1,285,683	1,277,687	(7,996)
Deutsche Bank AG	Polish Zloty	3,551,512	Buy	11/18/16	920,472	904,883	(15,589)
Deutsche Bank AG	Turkish Lira	2,137,465	Buy	11/18/16	691,348	688,450	(2,898)
Deutsche Bank AG	South African Rand	15,146,779	Buy	11/18/16	1,061,028	1,119,784	58,756
Deutsche Bank AG	Hungarian Forint	6,141,299	Buy	11/18/16	22,159	21,836	(323)
Goldman Sachs International	British Pound	12,810,994	Buy	11/18/16	16,490,408	15,685,537	(804,871)
Goldman Sachs International	British Pound	4,677,637	Buy	11/07/16	6,289,837	5,726,001	(563,836)
Goldman Sachs International	British Pound	4,677,637	Buy	11/07/16	6,289,837	5,726,001	(563,836)
Goldman Sachs International	Romanian New Leu	62,298	Buy	11/18/16	15,691	15,180	(511)
JPMorgan Chase Bank N.A.	New Zealand Dollar	1,939,431	Buy	11/18/16	1,386,000	1,385,974	(26)
JPMorgan Chase Bank N.A.	Swiss Franc	2,306,316	Buy	11/18/16	2,333,000	2,332,584	(416)
JPMorgan Chase Bank N.A.	British Pound	2,396,880	Buy	11/18/16	2,934,000	2,934,695	695
JPMorgan Chase Bank N.A.	British Pound	3,631,737	Buy	11/18/16	4,429,000	4,446,630	17,630
JPMorgan Chase Bank N.A.	Australian Dollar	1,939,768	Buy	11/18/16	1,471,000	1,474,970	3,970
JPMorgan Chase Bank N.A.	New Zealand Dollar	2,689,170	Buy	11/18/16	1,916,000	1,921,760	5,760
JPMorgan Chase Bank N.A.	Japanese Yen	144,108,292	Buy	11/18/16	1,389,000	1,374,878	(14,122)
JPMorgan Chase Bank N.A.	Swiss Franc	10,033,600	Buy	11/18/16	10,117,000	10,147,877	30,877
JPMorgan Chase Bank N.A.	Swiss Franc	608,648	Buy	11/18/16	616,000	615,581	(419)
JPMorgan Chase Bank N.A.	EU Euro	1,803,302	Buy	11/18/16	1,987,000	1,980,849	(6,151)
JPMorgan Chase Bank N.A.	Swiss Franc	3,175,562	Buy	11/18/16	3,214,000	3,211,731	(2,269)
JPMorgan Chase Bank N.A.	EU Euro	5,542,668	Buy	11/18/16	6,098,000	6,088,379	(9,621)
JPMorgan Chase Bank N.A.	Australian Dollar	2,428,406	Buy	11/18/16	1,838,000	1,846,522	8,522
JPMorgan Chase Bank N.A.	EU Euro	3,406,582	Buy	11/18/16	3,758,000	3,741,982	(16,018)
JPMorgan Chase Bank N.A.	Swiss Franc	1,537,545	Buy	11/18/16	1,558,000	1,555,057	(2,943)
JPMorgan Chase Bank N.A.	EU Euro	3,900,437	Buy	11/18/16	4,319,000	4,284,460	(34,540)
JPMorgan Chase Bank N.A.	British Pound	1,374,633	Buy	11/18/16	1,668,000	1,683,075	15,075
JPMorgan Chase Bank N.A.	EU Euro	987,042	Buy	11/18/16	1,101,000	1,084,223	(16,777)
JPMorgan Chase Bank N.A.	British Pound	2,292,509	Buy	11/18/16	2,854,000	2,806,904	(47,096)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank N.A.	New Zealand Dollar	2,641,694	Buy	11/18/16	1,888,000	1,887,832	(168)
JPMorgan Chase Bank N.A.	Australian Dollar	3,059,467	Buy	11/18/16	2,318,000	2,326,372	8,372
JPMorgan Chase Bank N.A.	Swiss Franc	4,010,662	Buy	11/18/16	4,096,000	4,056,342	(39,658)
JPMorgan Chase Bank N.A.	Japanese Yen	49,256,208	Buy	11/18/16	474,000	469,933	(4,067)
JPMorgan Chase Bank N.A.	Canadian Dollar	1,834,839	Buy	11/18/16	1,401,000	1,368,092	(32,908)
JPMorgan Chase Bank N.A.	New Zealand Dollar	9,002,960	Buy	11/07/16	6,657,000	6,436,679	(220,321)
JPMorgan Chase Bank N.A.	Mexican Peso	2,256,573	Buy	12/02/16	115,878	118,961	3,083
JPMorgan Chase Bank N.A.	Hong Kong Sar Dollar	1,153,673	Buy	12/16/16	148,865	148,797	(68)
JPMorgan Chase Bank N.A.	South Korean Won	1,094,806,950	Buy	12/16/16	976,242	956,712	(19,530)
Morgan Stanley	New Zealand Dollar	9,036,417	Buy	11/07/16	6,496,000	6,460,599	(35,401)
Morgan Stanley	British Pound	1,030,644	Buy	11/18/16	1,255,000	1,261,901	6,901
Morgan Stanley	Japanese Yen	114,254,898	Buy	11/18/16	1,097,000	1,090,059	(6,941)
Morgan Stanley	New Zealand Dollar	1,428,802	Buy	11/18/16	1,027,000	1,021,064	(5,936)
Morgan Stanley	New Zealand Dollar	6,236,099	Buy	11/18/16	4,503,000	4,456,500	(46,500)
Morgan Stanley	Japanese Yen	97,828,715	Buy	11/18/16	943,000	933,344	(9,656)
Morgan Stanley	British Pound	611,960	Buy	11/18/16	748,000	749,272	1,272
Morgan Stanley	British Pound	1,432,921	Buy	11/18/16	1,771,000	1,754,441	(16,559)
Morgan Stanley	British Pound	1,017,985	Buy	11/18/16	1,285,000	1,246,401	(38,599)
Morgan Stanley	New Zealand Dollar	1,807,053	Buy	11/18/16	1,294,000	1,291,373	(2,627)
Morgan Stanley	British Pound	10,200	Buy	11/18/16	12,999	12,489	(510)
Morgan Stanley	New Zealand Dollar	3,560,002	Buy	11/18/16	2,583,294	2,544,082	(39,212)
Morgan Stanley	Australian Dollar	6,463,144	Buy	11/18/16	4,954,524	4,914,476	(40,048)
Morgan Stanley	Canadian Dollar	24,798,630	Buy	11/18/16	18,909,939	18,490,342	(419,597)
Morgan Stanley	Danish Krone	11,481,481	Buy	11/18/16	1,733,296	1,695,639	(37,657)
Morgan Stanley	British Pound	1,071,771	Buy	11/18/16	1,379,000	1,312,256	(66,744)
Morgan Stanley	Swedish Krona	92,059,489	Buy	11/18/16	10,768,490	10,199,709	(568,781)
Morgan Stanley	Japanese Yen	885,388,495	Buy	11/07/16	8,807,000	8,444,102	(362,898)
Morgan Stanley	Japanese Yen	438,803,230	Buy	11/07/16	4,258,002	4,184,942	(73,060)
Morgan Stanley	Japanese Yen	877,606,461	Buy	11/07/16	8,516,004	8,369,883	(146,121)
Morgan Stanley	Singapore Dollar	1,168,896	Buy	12/16/16	857,909	840,421	(17,488)
Morgan Stanley	Israeli New Shekel	2,455,415	Buy	11/18/16	643,312	640,283	(3,029)
							$(8,079,920)
Bank of America	Indonesian Rupiah	1,261,220,000	Sell	12/16/16	$94,829	$96,134	$(1,305)
Barclays Bank PLC	Japanese Yen	176,933,544	Sell	11/18/16	1,688,000	1,688,051	(51)
Barclays Bank PLC	Swedish Krona	8,583,945	Sell	11/18/16	947,000	951,056	(4,056)
Barclays Bank PLC	Swedish Krona	8,411,007	Sell	11/18/16	943,000	931,896	11,104
Barclays Bank PLC	British Pound	3,032,953	Sell	11/18/16	3,718,000	3,713,490	4,510
Barclays Bank PLC	Swedish Krona	51,352,976	Sell	11/18/16	5,793,000	5,689,640	103,360
Barclays Bank PLC	British Pound	3,206,322	Sell	11/18/16	3,939,000	3,925,760	13,240
Barclays Bank PLC	EU Euro	4,327,473	Sell	11/18/16	4,753,000	4,753,540	(540)
Barclays Bank PLC	Canadian Dollar	990,899	Sell	11/18/16	755,000	738,834	16,166
Barclays Bank PLC	Turkish Lira	2,136,169	Sell	11/18/16	685,470	688,032	(2,562)
Barclays Bank PLC	Japanese Yen	244,701,531	Sell	11/18/16	2,351,000	2,334,597	16,403
Barclays Bank PLC	Canadian Dollar	4,415,364	Sell	11/18/16	3,335,000	3,292,182	42,818
Barclays Bank PLC	Swedish Krona	15,865,960	Sell	11/18/16	1,803,000	1,757,865	45,135
Barclays Bank PLC	Norwegian Krone	32,990,469	Sell	11/18/16	4,033,000	3,992,953	40,047
Barclays Bank PLC	Canadian Dollar	3,427,886	Sell	11/18/16	2,585,000	2,555,899	29,101
Barclays Bank PLC	Canadian Dollar	6,957,315	Sell	11/18/16	5,267,000	5,187,510	79,490
BNP Paribas Bank	Canadian Dollar	6,093,325	Sell	11/18/16	4,551,000	4,543,302	7,698
BNP Paribas Bank	British Pound	2,021,249	Sell	11/18/16	2,464,000	2,474,779	(10,779)
BNP Paribas Bank	Canadian Dollar	3,292,477	Sell	11/18/16	2,490,000	2,454,935	35,065
BNP Paribas Bank	New Zealand Dollar	4,347,869	Sell	11/18/16	3,081,000	3,107,115	(26,115)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
BNP Paribas Bank	Mexican Peso	49,259,567	Sell	12/02/16	2,562,096	2,596,846	(34,750)
BNP Paribas Bank	Mexican Peso	24,769,682	Sell	12/02/16	1,291,985	1,305,798	(13,813)
Deutsche Bank AG	Swedish Krona	11,805,116	Sell	11/18/16	1,310,000	1,307,945	2,055
Deutsche Bank AG	Japanese Yen	134,739,205	Sell	11/18/16	1,281,000	1,285,492	(4,492)
Deutsche Bank AG	EU Euro	1,591,615	Sell	11/18/16	1,733,000	1,748,320	(15,320)
Deutsche Bank AG	Australian Dollar	6,057,805	Sell	11/18/16	4,640,000	4,606,262	33,738
Deutsche Bank AG	EU Euro	1,384,282	Sell	11/18/16	1,522,000	1,520,573	1,427
Deutsche Bank AG	Japanese Yen	80,839,767	Sell	11/18/16	779,000	771,259	7,741
Deutsche Bank AG	Australian Dollar	3,074,003	Sell	11/18/16	2,342,000	2,337,425	4,575
Deutsche Bank AG	EU Euro	1,494,056	Sell	11/18/16	1,672,000	1,641,156	30,844
Deutsche Bank AG	Australian Dollar	1,182,638	Sell	11/18/16	896,000	899,260	(3,260)
Deutsche Bank AG	EU Euro	1,812,289	Sell	11/18/16	2,023,000	1,990,720	32,280
Deutsche Bank AG	Norwegian Krone	6,207,615	Sell	11/18/16	771,000	751,329	19,671
Deutsche Bank AG	Canadian Dollar	3,860,104	Sell	11/18/16	2,932,000	2,878,169	53,831
Deutsche Bank AG	Norwegian Krone	9,583,742	Sell	11/18/16	1,195,000	1,159,954	35,046
Goldman Sachs International	Japanese Yen	75,929,468	Sell	11/18/16	725,000	724,412	588
Goldman Sachs International	British Pound	4,677,637	Sell	11/07/16	6,217,359	5,726,001	491,358
Goldman Sachs International	British Pound	4,677,637	Sell	11/07/16	6,217,359	5,726,001	491,358
JPMorgan Chase Bank N.A.	New Zealand Dollar	3,456,121	Sell	11/18/16	2,440,000	2,469,845	(29,845)
JPMorgan Chase Bank N.A.	EU Euro	3,401,235	Sell	11/18/16	3,736,000	3,736,109	(109)
JPMorgan Chase Bank N.A.	EU Euro	2,393,247	Sell	11/18/16	2,629,000	2,628,878	122
JPMorgan Chase Bank N.A.	EU Euro	2,861,523	Sell	11/18/16	3,122,000	3,143,258	(21,258)
JPMorgan Chase Bank N.A.	EU Euro	785,970	Sell	11/18/16	858,000	863,354	(5,354)
JPMorgan Chase Bank N.A.	EU Euro	1,826,557	Sell	11/18/16	1,988,000	2,006,394	(18,394)
JPMorgan Chase Bank N.A.	Swiss Franc	1,529,610	Sell	11/18/16	1,541,000	1,547,031	(6,031)
JPMorgan Chase Bank N.A.	Australian Dollar	1,964,046	Sell	11/18/16	1,492,000	1,493,430	(1,430)
JPMorgan Chase Bank N.A.	British Pound	1,668,384	Sell	11/18/16	2,039,000	2,042,738	(3,738)
JPMorgan Chase Bank N.A.	EU Euro	880,570	Sell	11/18/16	963,000	967,268	(4,268)
JPMorgan Chase Bank N.A.	Australian Dollar	896,098	Sell	11/18/16	691,000	681,379	9,621
JPMorgan Chase Bank N.A.	Swiss Franc	2,135,194	Sell	11/18/16	2,161,000	2,159,513	1,487
JPMorgan Chase Bank N.A.	New Zealand Dollar	4,314,484	Sell	11/18/16	3,059,000	3,083,257	(24,257)
JPMorgan Chase Bank N.A.	Australian Dollar	3,042,234	Sell	11/18/16	2,315,000	2,313,268	1,732
JPMorgan Chase Bank N.A.	Japanese Yen	136,575,910	Sell	11/18/16	1,313,000	1,303,015	9,985
JPMorgan Chase Bank N.A.	British Pound	1,099,069	Sell	11/18/16	1,347,000	1,345,679	1,321
JPMorgan Chase Bank N.A.	Japanese Yen	132,228,922	Sell	11/18/16	1,278,000	1,261,542	16,458
JPMorgan Chase Bank N.A.	Australian Dollar	1,553,433	Sell	11/18/16	1,170,000	1,181,207	(11,207)
JPMorgan Chase Bank N.A.	Canadian Dollar	3,502,983	Sell	11/18/16	2,660,000	2,611,893	48,107
JPMorgan Chase Bank N.A.	Australian Dollar	1,677,930	Sell	11/18/16	1,275,000	1,275,872	(872)
JPMorgan Chase Bank N.A.	Swiss Franc	993,918	Sell	11/18/16	1,017,000	1,005,238	11,762
JPMorgan Chase Bank N.A.	Australian Dollar	1,059,779	Sell	11/18/16	807,000	805,840	1,160
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank N.A.	EU Euro	814,523	Sell	11/18/16	915,000	894,718	20,282
JPMorgan Chase Bank N.A.	New Zealand Dollar	9,002,960	Sell	11/07/16	6,508,493	6,436,679	71,814
JPMorgan Chase Bank N.A.	New Zealand Dollar	3,775,716	Sell	11/18/16	2,741,000	2,698,238	42,762
JPMorgan Chase Bank N.A.	Norwegian Krone	41,955,566	Sell	11/18/16	5,256,677	5,078,030	178,647
JPMorgan Chase Bank N.A.	Swiss Franc	6,110,054	Sell	11/18/16	6,293,000	6,179,645	113,355
JPMorgan Chase Bank N.A.	EU Euro	932,577	Sell	11/18/16	1,048,000	1,024,395	23,605
Morgan Stanley	Japanese Yen	885,388,495	Sell	11/07/16	8,530,676	8,444,101	86,575
Morgan Stanley	British Pound	2,067,356	Sell	11/18/16	2,527,000	2,531,232	(4,232)
Morgan Stanley	Swedish Krona	8,720,883	Sell	11/18/16	979,000	966,228	12,772
Morgan Stanley	Australian Dollar	11,546,397	Sell	11/18/16	8,801,000	8,779,704	21,296
Morgan Stanley	Canadian Dollar	1,625,006	Sell	11/18/16	1,239,000	1,211,636	27,364
Morgan Stanley	British Pound	1,153,640	Sell	11/18/16	1,407,000	1,412,495	(5,495)
Morgan Stanley	Canadian Dollar	2,246,883	Sell	11/18/16	1,696,000	1,675,319	20,681
Morgan Stanley	Swiss Franc	6,582,571	Sell	11/18/16	6,780,517	6,657,544	122,973
Morgan Stanley	Norwegian Krone	35,053,774	Sell	11/18/16	4,393,000	4,242,682	150,318
Morgan Stanley	Hungarian Forint	714,304,800	Sell	11/18/16	2,602,264	2,539,816	62,448
Morgan Stanley	Japanese Yen	887,675,079	Sell	11/07/16	8,696,083	8,465,909	230,174
							$2,681,937

At October 31, 2016, the following futures contracts were outstanding for Voya Global Bond Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	53	12/08/16	$10,465,602	$(684,000)
Australia 10-Year Bond	20	12/15/16	2,017,715	(42,589)
Australia 3-Year Bond	81	12/15/16	6,935,325	(38,423)
Canada 10-Year Bond	67	12/19/16	7,223,992	(84,898)
CBOE Volatility Index	145	11/16/16	2,497,625	304,606
Euro-Bobl 5-Year	198	12/08/16	28,497,481	(170,051)
Euro-Schatz	190	12/08/16	23,356,057	(18,723)
Long Gilt	61	12/28/16	9,358,425	(456,564)
Short Gilt	11	12/28/16	1,405,782	(3,420)
U.S. Treasury 10-Year Note	20	12/20/16	2,592,500	(1,290)
U.S. Treasury Ultra Long Bond	15	12/20/16	2,639,063	(152,494)
			$96,989,567	$(1,347,846)
Short Contracts
Euro-Bund	(208)	12/08/16	(37,028,772)	706,506
Japanese Government Bonds 10-Year Mini	(2)	12/12/16	(289,292)	(502)
U.S. Treasury 2-Year Note	(199)	12/30/16	(43,409,983)	46,076
U.S. Treasury 5-Year Note	(235)	12/30/16	(28,387,267)	110,501
U.S. Treasury Long Bond	(43)	12/20/16	(6,996,906)	285,537
U.S. Treasury Ultra 10-Year Note	(39)	12/20/16	(5,519,110)	111,132
			$(121,631,330)	$1,259,250

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

At October 31, 2016, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Fund:
	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 0.294% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	02/10/23	EUR	5,700,000	$65,098	$67,423
Receive a floating rate based on the 6-month EUR-EURIBOR-Reuters and pay a fixed rate equal to 1.129%	Chicago Mercantile Exchange	02/16/46	EUR	1,300,000	(49,630)	(51,875)
Receive a fixed rate equal to -0.104% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	03/07/21	JPY	1,300,000,000	(37,994)	(37,546)
Receive a fixed rate equal to -0.198% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	07/14/21	JPY	917,600,000	(68,941)	(70,011)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to -0.030%	Chicago Mercantile Exchange	03/02/23	JPY	29,800,000	418	382
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to -0.043%	Chicago Mercantile Exchange	03/03/23	JPY	4,344,000,000	97,414	88,827
Receive a fixed rate equal to -0.020% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	03/07/23	JPY	1,130,000,000	(9,126)	(8,193)
Receive a fixed rate equal to -0.166% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	07/14/23	JPY	633,700,000	(67,709)	(68,614)
Receive a fixed rate equal to 0.754% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	05/21/24	JPY	3,232,000,000	1,716,124	1,569,796
Receive a fixed rate equal to 0.558% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	02/24/25	JPY	1,844,721,303	761,111	668,878
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.119%	Chicago Mercantile Exchange	03/02/26	JPY	21,200,000	(906)	(933)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.103%	Chicago Mercantile Exchange	03/03/26	JPY	2,381,000,000	(68,000)	(73,955)
Receive a fixed rate equal to -0.092% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	07/14/26	JPY	1,256,100,000	(204,910)	(206,767)
Receive a fixed rate equal to 0.387% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	03/02/31	JPY	14,900,000	2,722	2,648
Receive a fixed rate equal to 0.360% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	03/03/31	JPY	1,677,000,000	243,977	240,703
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.373%	Chicago Mercantile Exchange	03/07/31	JPY	175,000,000	(28,397)	(27,830)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.074%	Chicago Mercantile Exchange	07/14/31	JPY	626,200,000	170,979	171,788
Receive a fixed rate equal to 0.623% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	03/02/36	JPY	11,900,000	4,544	4,313
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 0.585% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	03/03/36	JPY	1,341,000,000	419,461	401,002
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.578%	Chicago Mercantile Exchange	03/07/36	JPY	250,000,000	(74,873)	(71,688)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.178%	Chicago Mercantile Exchange	07/14/36	JPY	467,900,000	215,784	216,729
Receive a fixed rate equal to 1.289% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	02/04/45	JPY	1,754,000,000	3,412,309	3,092,829
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 1.443%	Chicago Mercantile Exchange	02/24/45	JPY	797,101,798	(1,876,543)	(1,695,341)
Receive a floating rate based on the 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 0.233%	Chicago Mercantile Exchange	07/14/46	JPY	294,600,000	268,010	269,763
Receive a fixed rate equal to 0.747% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/17	USD	32,000,000	(21,645)	(21,645)
Receive a fixed rate equal to 0.859% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/18	USD	89,000,000	(217,762)	(217,762)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.702%	Chicago Mercantile Exchange	04/04/18	USD	73,500,000	85,217	85,217
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.249%	Chicago Mercantile Exchange	07/06/18	USD	19,900,000	(64,102)	(64,102)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.967%	Chicago Mercantile Exchange	07/29/18	USD	112,800,000	181,007	181,007
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.998%	Chicago Mercantile Exchange	08/11/18	USD	32,200,000	39,642	39,642
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.951%	Chicago Mercantile Exchange	08/16/18	USD	64,400,000	134,553	134,553
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.000%	Chicago Mercantile Exchange	08/25/18	USD	64,400,000	85,143	85,143
Receive a fixed rate equal to 1.006% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/30/18	USD	80,600,000	(98,053)	(98,053)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.069%	Chicago Mercantile Exchange	08/31/18	USD	96,800,000	5,516	5,516
Receive a fixed rate equal to 1.029% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/06/18	USD	128,900,000	(111,208)	(111,208)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.978%	Chicago Mercantile Exchange	09/09/18	USD	135,900,000	246,172	246,172
Receive a fixed rate equal to 1.054% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/13/18	USD	281,600,000	(124,216)	(124,216)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.005% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/19/18	USD	257,700,000	(356,640)	(356,640)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.028%	Chicago Mercantile Exchange	09/20/18	USD	341,500,000	323,306	323,306
Receive a fixed rate equal to 0.989% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/20/18	USD	170,700,000	(287,760)	(287,760)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.035%	Chicago Mercantile Exchange	09/22/18	USD	64,800,000	55,207	55,207
Receive a fixed rate equal to 1.098% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/28/18	USD	51,400,000	15,618	15,618
Receive a fixed rate equal to 1.107% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/31/18	USD	86,000,000	41,364	41,364
Receive a fixed rate equal to 1.114% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/01/18	USD	102,700,000	60,909	60,909
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.082%	Chicago Mercantile Exchange	11/02/18	USD	154,100,000	—	—
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.170%	Chicago Mercantile Exchange	01/19/19	USD	55,400,000	(79,940)	(79,940)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.826%	Chicago Mercantile Exchange	04/04/19	USD	26,000,000	43,541	43,541
Receive a fixed rate equal to 0.972% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/19	USD	17,500,000	(62,550)	(62,550)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.999%	Chicago Mercantile Exchange	06/23/19	USD	31,300,000	117,632	117,632
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.016%	Chicago Mercantile Exchange	06/27/19	USD	6,500,000	21,521	21,521
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.021%	Chicago Mercantile Exchange	06/27/19	USD	45,400,000	143,879	143,879
Receive a fixed rate equal to 0.793% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/29/19	USD	259,000,000	(2,372,615)	(2,372,615)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.800%	Chicago Mercantile Exchange	06/30/19	USD	27,600,000	246,547	246,547
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.828%	Chicago Mercantile Exchange	07/01/19	USD	21,500,000	177,621	177,621
Receive a fixed rate equal to 0.837% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/05/19	USD	43,100,000	(349,398)	(349,398)
Receive a fixed rate equal to 0.834% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/05/19	USD	21,800,000	(178,053)	(178,053)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 0.801% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/08/19	USD	32,200,000	(293,768)	(293,768)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.841%	Chicago Mercantile Exchange	07/11/19	USD	44,900,000	362,566	362,566
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.841%	Chicago Mercantile Exchange	07/11/19	USD	10,100,000	81,611	81,611
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.826%	Chicago Mercantile Exchange	07/12/19	USD	73,700,000	625,772	625,772
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.866%	Chicago Mercantile Exchange	07/13/19	USD	42,900,000	320,858	320,858
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.920%	Chicago Mercantile Exchange	07/14/19	USD	32,000,000	192,756	192,756
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.014%	Chicago Mercantile Exchange	07/22/19	USD	43,000,000	153,227	153,227
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.015%	Chicago Mercantile Exchange	07/22/19	USD	43,000,000	151,027	151,027
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.059%	Chicago Mercantile Exchange	07/25/19	USD	48,100,000	113,897	113,897
Receive a fixed rate equal to 1.025% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/29/19	USD	43,600,000	(144,875)	(144,875)
Receive a fixed rate equal to 0.999% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/01/19	USD	32,400,000	(131,590)	(131,590)
Receive a fixed rate equal to 0.955% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/02/19	USD	116,600,000	(615,717)	(615,717)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.985%	Chicago Mercantile Exchange	08/04/19	USD	115,400,000	520,546	520,546
Receive a fixed rate equal to 0.969% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/08/19	USD	44,100,000	(220,076)	(220,076)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.794%	Chicago Mercantile Exchange	08/08/19	USD	20,000,000	(351,739)	(351,739)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.025%	Chicago Mercantile Exchange	08/09/19	USD	115,400,000	402,718	402,718
Receive a fixed rate equal to 1.057% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/11/19	USD	57,700,000	(154,514)	(154,514)
Receive a fixed rate equal to 1.030% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/12/19	USD	46,800,000	(159,493)	(159,493)
Receive a fixed rate equal to 1.000% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/16/19	USD	35,200,000	(150,314)	(150,314)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.015%	Chicago Mercantile Exchange	08/17/19	USD	80,900,000	314,254	314,254
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.027%	Chicago Mercantile Exchange	08/17/19	USD	46,100,000	164,026	164,026
Receive a fixed rate equal to 1.010% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/18/19	USD	80,900,000	(327,221)	(327,221)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.057%	Chicago Mercantile Exchange	08/19/19	USD	70,500,000	194,113	194,113
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.072%	Chicago Mercantile Exchange	08/30/19	USD	57,800,000	140,178	140,178
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.136%	Chicago Mercantile Exchange	08/31/19	USD	44,900,000	25,375	25,375
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.102%	Chicago Mercantile Exchange	08/31/19	USD	67,300,000	103,653	103,653
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.112%	Chicago Mercantile Exchange	09/01/19	USD	26,900,000	37,228	37,228
Receive a fixed rate equal to 1.074% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/06/19	USD	89,700,000	(221,861)	(221,861)
Receive a fixed rate equal to 1.057% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/08/19	USD	89,700,000	(266,376)	(266,376)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.039%	Chicago Mercantile Exchange	09/08/19	USD	17,363,893	60,380	60,380
Receive a fixed rate equal to 1.025% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/09/19	USD	53,900,000	(208,266)	(208,266)
Receive a fixed rate equal to 1.052% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/12/19	USD	92,300,000	(290,598)	(290,598)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.062%	Chicago Mercantile Exchange	09/12/19	USD	137,800,000	391,360	391,360
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.120%	Chicago Mercantile Exchange	09/13/19	USD	92,500,000	113,049	113,049
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.096%	Chicago Mercantile Exchange	09/15/19	USD	116,300,000	223,129	223,129
Receive a fixed rate equal to 1.078% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/16/19	USD	214,500,000	(523,567)	(523,567)
Receive a fixed rate equal to 1.089% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/16/19	USD	93,400,000	(198,219)	(198,219)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD	103,870,000	(1,529,807)	(1,529,807)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.983%	Chicago Mercantile Exchange	10/31/19	USD	13,000,000	(13,481)	(13,481)
Receive a fixed rate equal to 2.000% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/05/19	USD	211,860,000	5,203,703	5,203,703
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.761%	Chicago Mercantile Exchange	12/15/19	USD	25,000,000	(443,864)	(443,864)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.883%	Chicago Mercantile Exchange	06/30/20	USD	47,338,000	(1,114,503)	(1,114,503)
Receive a fixed rate equal to 1.465% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	01/19/21	USD	21,100,000	159,862	159,862
Receive a fixed rate equal to 1.255% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	02/04/21	USD	20,500,000	(26,845)	(26,845)
Receive a fixed rate equal to 1.209% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/21	USD	21,000,000	(83,301)	(83,301)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.079%	Chicago Mercantile Exchange	04/04/21	USD	20,500,000	26,810	26,810
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.223%	Chicago Mercantile Exchange	05/15/21	USD	36,000,000	(1,461,233)	(1,461,233)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.225%	Chicago Mercantile Exchange	05/15/21	USD	54,900,000	(2,232,045)	(2,232,045)
Receive a fixed rate equal to 0.990% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/11/21	USD	26,500,000	(407,693)	(407,693)
Receive a fixed rate equal to 1.145% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/11/23	USD	7,400,000	(168,449)	(168,449)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.213%	Chicago Mercantile Exchange	09/14/23	USD	6,000,000	55,410	55,410
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.268%	Chicago Mercantile Exchange	10/11/23	USD	4,200,000	25,601	25,601
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.507%	Chicago Mercantile Exchange	10/09/24	USD	13,000,000	(904,144)	(904,144)
Receive a fixed rate equal to 2.408% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/30/24	USD	53,952,000	3,359,586	3,359,586
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.760%	Chicago Mercantile Exchange	11/05/24	USD	112,280,000	(10,008,819)	(10,008,819)
Receive a fixed rate equal to 1.692% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	02/04/25	USD	33,972,000	205,132	205,132
Receive a fixed rate equal to 2.528% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/15/25	USD	24,930,000	1,829,414	1,829,414
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.232% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/14/25	USD	12,900,000	627,766	627,766
Receive a fixed rate equal to 1.743% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/04/26	USD	20,600,000	95,324	95,324
Receive a fixed rate equal to 1.686% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/06/26	USD	20,700,000	(10,786)	(10,786)
Receive a fixed rate equal to 1.630% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/09/26	USD	18,900,000	(106,073)	(106,073)
Receive a fixed rate equal to 1.605% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	05/10/26	USD	22,400,000	(177,430)	(177,430)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.630%	Chicago Mercantile Exchange	05/17/26	USD	13,900,000	80,180	80,180
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.640%	Chicago Mercantile Exchange	05/19/26	USD	21,000,000	103,232	103,232
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.761%	Chicago Mercantile Exchange	05/26/26	USD	17,550,000	(103,165)	(103,165)
Receive a fixed rate equal to 1.700% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/06/26	USD	16,900,000	3,150	3,150
Receive a fixed rate equal to 1.608% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/07/26	USD	14,300,000	(117,425)	(117,425)
Receive a fixed rate equal to 1.593% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/07/26	USD	21,400,000	(203,909)	(203,909)
Receive a fixed rate equal to 1.614% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/07/26	USD	14,300,000	(109,008)	(109,008)
Receive a fixed rate equal to 1.635% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/08/26	USD	21,400,000	(122,214)	(122,214)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.523%	Chicago Mercantile Exchange	06/17/26	USD	23,800,000	381,735	381,735
Receive a fixed rate equal to 1.473% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/17/26	USD	21,200,000	(436,538)	(436,538)
Receive a fixed rate equal to 1.500% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/17/26	USD	10,300,000	(187,241)	(187,241)
Receive a fixed rate equal to 1.457% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/20/26	USD	6,700,000	(148,376)	(148,376)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.510%	Chicago Mercantile Exchange	06/21/26	USD	34,100,000	589,533	589,533
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.627%	Chicago Mercantile Exchange	06/27/26	USD	8,500,000	57,116	57,116
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.634%	Chicago Mercantile Exchange	06/27/26	USD	8,900,000	53,788	53,788
Receive a fixed rate equal to 1.463% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	06/28/26	USD	66,500,000	(1,442,935)	(1,442,935)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.411%	Chicago Mercantile Exchange	07/01/26	USD	13,500,000	357,180	357,180
Receive a fixed rate equal to 1.393% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/05/26	USD	13,500,000	(380,913)	(380,913)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.339%	Chicago Mercantile Exchange	07/11/26	USD	6,500,000	216,589	216,589
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.385%	Chicago Mercantile Exchange	07/14/26	USD	20,500,000	597,794	597,794
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.470%	Chicago Mercantile Exchange	07/19/26	USD	17,300,000	370,229	370,229
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.451%	Chicago Mercantile Exchange	07/21/26	USD	132,600,000	3,073,950	3,073,950
Receive a fixed rate equal to 1.442% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/21/26	USD	26,900,000	(647,076)	(647,076)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.483%	Chicago Mercantile Exchange	07/22/26	USD	10,100,000	205,087	205,087
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.547%	Chicago Mercantile Exchange	07/25/26	USD	20,500,000	296,729	296,729
Receive a fixed rate equal to 1.498% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/26/26	USD	17,300,000	(328,132)	(328,132)
Receive a fixed rate equal to 1.448% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/29/26	USD	23,700,000	(557,782)	(557,782)
Receive a fixed rate equal to 1.449% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/29/26	USD	17,000,000	(399,424)	(399,424)
Receive a fixed rate equal to 1.430% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/01/26	USD	10,300,000	(262,115)	(262,115)
Receive a fixed rate equal to 1.400% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/02/26	USD	27,600,000	(777,109)	(777,109)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.457%	Chicago Mercantile Exchange	08/04/26	USD	40,400,000	927,023	927,023
Receive a fixed rate equal to 1.405% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/08/26	USD	14,100,000	(393,278)	(393,278)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.499%	Chicago Mercantile Exchange	08/09/26	USD	15,400,000	296,493	296,493
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.503%	Chicago Mercantile Exchange	08/10/26	USD	16,700,000	315,201	315,201
Receive a fixed rate equal to 1.490% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/11/26	USD	16,700,000	(336,215)	(336,215)
Receive a fixed rate equal to 1.473% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/11/26	USD	12,200,000	(264,433)	(264,433)
Receive a fixed rate equal to 1.454% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/11/26	USD	20,500,000	(481,062)	(481,062)
Receive a fixed rate equal to 1.415% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/15/26	USD	26,900,000	(730,212)	(730,212)
Receive a fixed rate equal to 1.405% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/16/26	USD	10,300,000	(289,061)	(289,061)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.435%	Chicago Mercantile Exchange	08/17/26	USD	26,900,000	681,223	681,223
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.456%	Chicago Mercantile Exchange	08/17/26	USD	13,500,000	315,281	315,281
Receive a fixed rate equal to 1.437% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/22/26	USD	10,300,000	(259,783)	(259,783)
Receive a fixed rate equal to 1.409% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/25/26	USD	27,000,000	(754,496)	(754,496)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.451%	Chicago Mercantile Exchange	08/30/26	USD	16,900,000	406,401	406,401
Receive a fixed rate equal to 1.471% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/31/26	USD	30,300,000	(666,847)	(666,847)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.445%	Chicago Mercantile Exchange	08/31/26	USD	20,300,000	495,757	495,757
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.478%	Chicago Mercantile Exchange	09/06/26	USD	27,000,000	587,620	587,620
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.437%	Chicago Mercantile Exchange	09/08/26	USD	20,300,000	520,648	520,648
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.419%	Chicago Mercantile Exchange	09/08/26	USD	4,141,526	113,154	113,154
Receive a fixed rate equal to 1.395% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/09/26	USD	40,400,000	(1,192,198)	(1,192,198)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.548%	Chicago Mercantile Exchange	09/13/26	USD	55,900,000	859,896	859,896
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.542%	Chicago Mercantile Exchange	09/13/26	USD	54,500,000	869,836	869,836
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.566%	Chicago Mercantile Exchange	09/14/26	USD	33,800,000	463,954	463,954
Receive a fixed rate equal to 1.579% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/15/26	USD	27,400,000	(343,778)	(343,778)
Receive a fixed rate equal to 1.563% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/16/26	USD	20,600,000	(289,441)	(289,441)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.566%	Chicago Mercantile Exchange	09/19/26	USD	88,900,000	1,228,956	1,228,956
Receive a fixed rate equal to 1.542% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/19/26	USD	27,300,000	(438,030)	(438,030)
Receive a fixed rate equal to 1.555% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/19/26	USD	31,600,000	(470,457)	(470,457)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.558%	Chicago Mercantile Exchange	09/19/26	USD	51,500,000	752,307	752,307
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.528%	Chicago Mercantile Exchange	09/20/26	USD	34,100,000	593,446	593,446
Receive a fixed rate equal to 1.548% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/20/26	USD	102,400,000	(1,588,091)	(1,588,091)
Receive a fixed rate equal to 1.548% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/21/26	USD	22,500,000	(349,612)	(349,612)
Receive a fixed rate equal to 1.539% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	09/22/26	USD	13,700,000	(224,301)	(224,301)
Receive a fixed rate equal to 1.629% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/19/26	USD	13,600,000	(113,307)	(113,307)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.663%	Chicago Mercantile Exchange	10/28/26	USD	17,200,000	89,701	89,701
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.717%	Chicago Mercantile Exchange	10/31/26	USD	17,500,000	6	6
Receive a fixed rate equal to 1.727% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/31/26	USD	45,200,000	42,199	42,199
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.760%	Chicago Mercantile Exchange	11/01/26	USD	45,200,000	(170,728)	(170,728)
Receive a fixed rate equal to 1.730% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/01/26	USD	45,200,000	42,845	42,845
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.742%	Chicago Mercantile Exchange	11/01/26	USD	20,700,000	(44,024)	(44,024)
Receive a fixed rate equal to 1.715% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/02/26	USD	13,800,000	—	—
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

	Clearinghouse	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.713% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/02/26	USD	31,000,000	—	—
Receive a fixed rate equal to 1.837% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/31	USD	5,200,000	40,420	40,420
Receive a fixed rate equal to 2.036% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	04/04/46	USD	1,800,000	40,918	40,918
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.188%	Chicago Mercantile Exchange	04/04/46	USD	3,000,000	(73,827)	(73,827)
Receive a fixed rate equal to 1.775% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	07/11/46	USD	1,300,000	(94,861)	(94,861)
					$(3,796,788)	$(4,205,382)

At October 31, 2016, the following over-the-counter written options were outstanding for Voya Global Bond Fund:
Notional Amount	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Currencies
43,800,000	Barclays Bank PLC	Put USD vs. Call EUR	1.128 USD	12/13/16	$196,224	$(114,987)
43,800,000	Goldman Sachs International	Put USD vs. Call EUR	1.115 USD	12/09/16	174,762	(195,390)
43,700,000	Goldman Sachs International	Put USD vs. Call EUR	1.133 USD	12/09/16	320,618	(71,678)
43,800,000	Goldman Sachs International	Put USD vs. Call EUR	1.138 USD	11/17/16	50,808	(13,180)
43,800,000	Societe Generale	Put USD vs. Call EUR	1.128 USD	11/10/16	91,980	(10,792)
43,800,000	Barclays Bank PLC	Put USD vs. Call JPY	99.000 USD	12/01/16	309,666	(45,635)
43,800,000	JPMorgan Chase Bank N.A.	Put USD vs. Call JPY	100.000 USD	12/13/16	267,180	(127,296)
43,800,000	JPMorgan Chase Bank N.A.	Put USD vs. Call JPY	98.000 USD	12/13/16	301,913	(60,518)
44,000,000	Societe Generale	Put USD vs. Call JPY	97.000 USD	11/10/16	292,471	(550)
Total Written OTC Options					$2,005,622	$(640,026)

At October 31, 2016, the following over-the-counter written interest rate swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put OTC Option	Barclays Bank PLC	3-month USD-LIBOR-BBA	Pay	1.829%	10/31/17	USD	387,600,000	$10,788,200	$(10,667,115)
Put OTC Option	Morgan Stanley Capital Services LLC	3-month USD-LIBOR-BBA	Pay	0.505%	12/13/16	USD	452,200,000	284,885	(106,563)
Put OTC Option	Morgan Stanley Capital Services LLC	3-month USD-LIBOR-BBA	Pay	0.505%	12/13/16	USD	452,200,000	284,886	(483,729)
Put OTC Option	The Royal Bank of Scotland PLC	3-month USD-LIBOR-BBA	Pay	1.750%	10/16/17	USD	129,100,000	3,550,250	(3,951,219)
					Total Written Swaptions			$14,908,221	$(15,208,626)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$1,150,384
Interest rate contracts	Investments in securities at value*	14,561,036
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	3,184,175
Equity contracts	Net Assets — Unrealized appreciation**	304,606
Interest rate contracts	Net Assets — Unrealized appreciation**	1,259,752
Interest rate contracts	Net Assets — Unrealized appreciation***	41,169,384
Total Asset Derivatives		$61,629,337
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$8,582,158
Interest rate contracts	Net Assets — Unrealized depreciation**	1,652,954
Interest rate contracts	Net Assets — Unrealized depreciation***	45,374,766
Foreign exchange contracts	Written options, at fair value	640,026
Interest rate contracts	Written options, at fair value	15,208,626
Total Liability Derivatives		$71,458,530

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(134,631)	$—	$(134,631)
Equity contracts	—	—	491,402	—	—	491,402
Foreign exchange contracts	(3,553,077)	4,448,525	—	(141,127)	3,771,591	4,525,912
Interest rate contracts	(6,479,272)	—	2,422,570	(2,879,357)	10,843,272	3,907,213
Total	$(10,032,349)	$4,448,525	$2,913,972	$(3,155,115)	$14,614,863	$8,789,896

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Equity contracts	$—	$—	$304,606	$—	$—	$304,606
Foreign exchange contracts	(130,237)	(5,297,915)	—	—	1,313,376	(4,114,776)
Interest rate contracts	1,015,189	—	(1,445,956)	668,946	(1,304,453)	(1,066,274)
Total	$884,952	$(5,297,915)	$(1,141,350)	$668,946	$8,923	$(4,876,444)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2016 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2016:
	Bank of America	Barclays Bank PLC	BNP Paribas Bank	Citigroup, Inc.	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley	Morgan Stanley Capital Services LLC	Societe Generale	The Royal Bank of Scotland PLC	Totals
Assets:
Purchased options	$—	$10,980,277	$—	$—	$—	$54,117	$647,989	$—	$—	$10,637	$4,018,400	$15,711,420
Forward foreign currency contracts	—	435,718	92,998	—	283,177	983,304	646,204	742,774	—	—	—	3,184,175
Total Assets	$—	$11,415,995	$92,998	$—	$283,177	$1,037,421	$1,294,193	$742,774	$—	$10,637	$4,018,400	$18,895,595
Liabilities:
Forward foreign currency contracts	$1,305	$1,179,011	$2,551,196	$20,414	$356,206	$1,933,054	$593,881	$1,947,091	$—	$—	$—	$8,582,158
Written options	—	10,827,737	—	—	—	280,248	187,814	—	590,292	11,342	3,951,219	15,848,652
Total Liabilities	$1,305	$12,006,748	$2,551,196	$20,414	$356,206	$2,213,302	$781,695	$1,947,091	$590,292	$11,342	$3,951,219	$24,430,810
Net OTC derivative instruments by counterparty, at fair value	$(1,305)	$(590,753)	$(2,458,198)	$(20,414)	$(73,029)	$(1,175,881)	$512,498	$(1,204,317)	$(590,292)	$(705)	$67,181	$(5,535,215)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$590,753	$2,170,000	$—	$—	$—	$(512,498)	$1,204,317	$580,000	$—	$—	$4,032,572
Net Exposure(1)(2)	$(1,305)	$—	$(288,198)	$(20,414)	$(73,029)	$(1,175,881)	$—	$—	$(10,292)	$(705)	$67,181	$(1,502,643)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At October 31, 2016, the Fund had pledged $600,000 and $1,240,000 in cash collateral to Barclays Bank PLC and Morgan Stanley, respectively. In addition, the Fund had received $630,000 and $450,000 in cash collateral from JPMorgan Chase Bank N.A. and Societe Generale, respectively. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of October 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.8%
		Australia: 1.3%
874,023		Insurance Australia Group Ltd.	$3,654,118	1.3
		Canada: 0.8%
70,281		Other Securities	2,228,611	0.8
		China: 1.7%
413,189		China Mobile Ltd.	4,733,656	1.7
12,100,000		Other Securities	62,511	0.0
			4,796,167	1.7
		Denmark: 1.6%
145,319		Danske Bank A/S	4,482,949	1.6
		France: 4.2%
318,311		Orange SA	5,008,222	1.8
50,005		Renault S.A.	4,348,547	1.6
13,228		Other Securities	2,408,317	0.8
			11,765,086	4.2
		Germany: 3.9%
38,300		BASF SE	3,381,062	1.2
42,406	@	Deutsche Boerse AG	3,311,434	1.2
35,217		Siemens AG	4,001,283	1.5
			10,693,779	3.9
		Hong Kong: 1.5%
645,860		AIA Group Ltd.	4,063,110	1.5
		India: 1.0%
142,316		Yes Bank Ltd.	2,701,856	1.0
		Ireland: 1.7%
56,091		Medtronic PLC	4,600,584	1.7
		Italy: 2.3%
306,099		ENI S.p.A.	4,442,209	1.6
477,934		Other Securities	2,054,809	0.7
			6,497,018	2.3
		Japan: 7.3%
1,177		Japan Retail Fund Investment Corp.	2,677,670	1.0
111,442		Japan Tobacco, Inc.	4,237,039	1.5
189,621		LIXIL Group Corp.	4,355,275	1.6
212,215		Mitsubishi Corp.	4,618,854	1.7
417,787		Panasonic Corp.	4,309,833	1.5
			20,198,671	7.3
		Netherlands: 3.1%
128,537		Koninklijke Philips NV	3,873,116	1.4
91,818		Royal Dutch Shell PLC - Class A ADR	4,573,454	1.7
			8,446,570	3.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Spain: 0.8%
108,336		Other Securities	$2,132,530	0.8
		Sweden: 1.0%
252,345		Volvo AB - B Shares	2,706,627	1.0
		Switzerland: 5.8%
22,872		Chubb Ltd.	2,904,744	1.1
65,825		Nestle S.A.	4,773,228	1.7
59,332		Novartis AG	4,210,649	1.5
18,569		Roche Holding AG	4,264,960	1.5
			16,153,581	5.8
		Taiwan: 1.7%
151,060		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,697,966	1.7
		United Kingdom: 3.5%
60,373		AstraZeneca PLC	3,380,605	1.2
124,010		Diageo PLC	3,300,731	1.2
17,450		Shire PLC ADR	2,942,768	1.1
			9,624,104	3.5
		United States: 51.6%
9,349	@	Amazon.com, Inc.	7,384,027	2.7
87,099		Apple, Inc.	9,889,220	3.6
351,343		Bank of America Corp.	5,797,160	2.1
276,232		Cisco Systems, Inc.	8,474,798	3.1
157,976		Coach, Inc.	5,669,759	2.1
94,658		Coca-Cola Co.	4,013,499	1.5
35,895		Crown Castle International Corp.	3,266,086	1.2
51,964		Deere & Co.	4,588,421	1.7
103,591		Dow Chemical Co.	5,574,232	2.0
31,350		General Dynamics Corp.	4,725,699	1.7
53,973		Gilead Sciences, Inc.	3,974,032	1.4
44,273		Hasbro, Inc.	3,692,811	1.3
159,176		Intel Corp.	5,550,467	2.0
117,134		JPMorgan Chase & Co.	8,112,701	2.9
221,487		Keycorp	3,127,396	1.1
47,892		Kraft Heinz Co.	4,259,993	1.5
40,026		McDonald’s Corp.	4,505,727	1.6
57,056		Merck & Co., Inc.	3,350,328	1.2
153,009		Microsoft Corp.	9,168,299	3.3
84,876		Nucor Corp.	4,146,193	1.5
36,964		Occidental Petroleum Corp.	2,695,045	1.0
58,248		PG&E Corp.	3,618,366	1.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of October 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
44,148	Philip Morris International, Inc.	$4,257,633	1.5
94,404	Qualcomm, Inc.	6,487,443	2.3
16,800	Simon Property Group, Inc.	3,124,128	1.1
50,763	T. Rowe Price Group, Inc.	3,249,340	1.2
31,290	UnitedHealth Group, Inc.	4,422,216	1.6
55,466	Valero Energy Corp.	3,285,806	1.2
102,106	Other Securities	2,487,626	0.9
		142,898,451	51.6
	Total Common Stock (Cost $248,054,043)	262,341,778	94.8
SHORT-TERM INVESTMENTS: 4.7%
	Mutual Funds: 4.7%
12,967,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320% (Cost $12,967,000)	12,967,000	4.7
	Total Short-Term Investments (Cost $12,967,000)	12,967,000	4.7
	Total Investments in Securities (Cost $261,021,043)	$275,308,778	99.5
	Assets in Excess of Other Liabilities	1,501,852	0.5
	Net Assets	$276,810,630	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
@
Non-income producing security.

ADR American Depositary Receipt
Cost for federal income tax purposes is $262,431,568.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,541,091
Gross Unrealized Depreciation	(9,663,881)
Net Unrealized Appreciation	$12,877,210

Sector Diversification	Percentage of Net Assets
Information Technology	16.0%
Financials	15.0
Consumer Discretionary	11.6
Health Care	11.2
Industrials	10.6
Consumer Staples	8.9
Energy	7.2
Materials	4.7
Telecommunication Services	3.5
Real Estate	3.3
Utilities	2.8
Short-Term Investments	4.7
Assets in Excess of Other Liabilities	0.5
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2016
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$3,654,118	$—	$3,654,118
Canada	2,228,611	—	—	2,228,611
China	—	4,733,656	62,511	4,796,167
Denmark	—	4,482,949	—	4,482,949
France	—	11,765,086	—	11,765,086
Germany	—	10,693,779	—	10,693,779
Hong Kong	—	4,063,110	—	4,063,110
India	—	2,701,856	—	2,701,856
Ireland	4,600,584	—	—	4,600,584
Italy	—	6,497,018	—	6,497,018
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of October 31, 2016 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2016
Japan	—	20,198,671	—	20,198,671
Netherlands	4,573,454	3,873,116	—	8,446,570
Spain	—	2,132,530	—	2,132,530
Sweden	—	2,706,627	—	2,706,627
Switzerland	2,904,744	13,248,837	—	16,153,581
Taiwan	4,697,966	—	—	4,697,966
United Kingdom	2,942,768	6,681,336	—	9,624,104
United States	142,898,451	—	—	142,898,451
Total Common Stock	164,846,578	97,432,689	62,511	262,341,778
Short-Term Investments	12,967,000	—	—	12,967,000
Total Investments, at fair value	$177,813,578	$97,432,689	$62,511	$275,308,778
Liabilities Table
Other Financial Instruments+
Futures	$(228,999)	$—	$—	$(228,999)
Total Liabilities	$(228,999)	$—	$—	$(228,999)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2016, the following futures contracts were outstanding for Voya Global Equity Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	223	12/16/2016	$10,074,025	$(228,999)
			$10,074,025	$(228,999)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$228,999
Total Liability Derivatives		$228,999

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of October 31, 2016 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,424,846
Total	$1,424,846

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(348,945)
Total	$(348,945)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of October 31, 2016

Shares			Value	Percentage of Net Assets
MUTUAL FUNDS: 99.9%
		Affiliated Investment Companies: 99.9%
108,737		Voya Corporate Leaders® 100 Fund - Class R6	$1,977,921	5.0
702,154		Voya Global Bond Fund - Class R6	6,937,277	17.4
104,065		Voya Global Real Estate Fund - Class R6	2,004,300	5.0
807,624		Voya GNMA Income Fund - Class I	6,953,646	17.5
868,235		Voya High Yield Bond Fund - Class R6	6,945,882	17.5
681,427		Voya Intermediate Bond Fund - Class R6	6,950,551	17.5
218,312		Voya International Core Fund - Class I	1,980,094	5.0
83,054	@	Voya MidCap Opportunities Fund - Class R6	1,983,326	5.0
197,221		Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,980,095	5.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
123,361	Voya Small Company Fund - Class R6	$1,986,118	5.0
	Total Mutual Funds (Cost $39,300,996)	39,699,210	99.9
	Assets in Excess of Other Liabilities	29,085	0.1
	Net Assets	$39,728,295	100.0

@
Non-income producing security.

Cost for federal income tax purposes is $40,039,704.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$797,045
Gross Unrealized Depreciation	(1,137,539)
Net Unrealized Depreciation	$(340,494)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2016
Asset Table
Investments, at fair value
Mutual Funds	$39,699,210	$—	$—	$39,699,210
Total Investments, at fair value	$39,699,210	$—	$—	$39,699,210

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of October 31, 2016 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended October 31, 2016, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/15	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 10/31/16	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Corporate Leaders 100 Fund - Class R6	$1,824,115	$465,846	$(353,159)	$41,119	$1,977,921	$32,175.0	$(5,228)	$—
Voya Global Bond Fund - Class R6	6,436,019	1,182,063	(1,068,924)	388,119	6,937,277	9,605	(24,174)	—
Voya Global Real Estate Fund - Class R6	1,824,735	673,581	(417,422)	(76,594)	2,004,300	58,035	16,430	—
Voya GNMA Income Fund - Class I	6,423,330	1,574,434	(1,112,427)	68,309	6,953,646	126,690	8,480	—
Voya High Yield Bond Fund - Class I	6,452,934	1,188,693	(7,790,253)	148,626	—	286,232	(71,264)	—
Voya High Yield Bond Fund - Class R6	—	7,252,450	(401,090)	94,522	6,945,882	96,412	(21,960)	—
Voya Intermediate Bond Fund - Class R6	6,441,442	1,487,636	(1,090,620)	112,093	6,950,551	213,476	23,291	—
Voya International Core Fund - Class I	1,837,278	550,195	(387,109)	(20,270)	1,980,094	19,910	(64,185)	27,134
Voya MidCap Opportunities Fund - Class R6	1,832,184	682,036	(482,977)	(47,917)	1,983,326	—	(44,694)	142,526
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,845,927	537,146	(651,114)	248,136	1,980,095	26,321	(75,631)	—
Voya Small Company Fund - Class R6	1,829,793	815,280	(646,436)	(12,519)	1,986,118	4,451	(81,038)	253,152
	$36,747,757	$16,409,360	$(14,401,531)	$943,624	$39,699,210	$873,307	$(339,973)	$422,812

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Australia: 5.1%
467,464		Tox Free Solutions Ltd.	$834,943	0.4
5,409,904		Other Securities(a)	10,838,052	4.7
			11,672,995	5.1
		Austria: 0.9%
74,864		Other Securities(a)	2,090,000	0.9
		Belgium: 1.7%
241,443		Other Securities	3,815,286	1.7
		Bermuda: 0.0%
2,737		Other Securities(a)	20,539	0.0
		Brazil: 0.0%
8,100		Other Securities	57,502	0.0
		Canada: 5.3%
1,759,235		Other Securities(a)	12,081,693	5.3
		China: 0.5%
1,705,663		Other Securities(a)	1,181,040	0.5
		Denmark: 0.9%
134,704		Other Securities	1,934,905	0.9
		Faeroe Islands: 0.1%
6,285		Other Securities	263,513	0.1
		Finland: 0.8%
228,530		Other Securities	1,854,521	0.8
		France: 7.0%
8,342	#,@	Amundi SA	409,090	0.2
13,452		Atos SE	1,395,969	0.6
6,474	@	ID Logistics Group	913,232	0.4
15,640		Imerys SA	1,088,931	0.5
36,197	#,@	Maisons du Monde SA	1,021,201	0.4
8,660		Teleperformance	914,999	0.4
37,497	@	UbiSoft Entertainment	1,275,864	0.6
281,371		Other Securities(a)	8,990,934	3.9
			16,010,220	7.0
		Georgia: 0.1%
3,631		Other Securities	131,375	0.1
		Germany: 6.0%
13,958		Aurelius Equity Opportunities SE & Co. KGaA	833,399	0.4
51,426	@	Patrizia Immobilien AG	1,064,502	0.5
69,664		SAF-Holland SA	935,560	0.4
10,254		Sartorius AG	807,163	0.3
390,620		Other Securities(a)	10,005,372	4.4
			13,645,996	6.0
		Greece: 0.0%
5,808		Other Securities	49,949	0.0
		Guernsey: 0.0%
18,233		Other Securities	22,764	0.0
		Hong Kong: 2.0%
21,767,712		Other Securities	4,447,721	2.0
		India: 1.0%
431,673		Other Securities	2,327,529	1.0
		Indonesia: 0.2%
8,869,642		Other Securities	448,089	0.2
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Ireland: 0.5%
591,219		Other Securities(a)	$1,144,494	0.5
		Israel: 0.6%
326,100		Other Securities(a)	1,422,327	0.6
		Italy: 5.3%
207,291	#,@	Anima Holding SpA	1,009,876	0.4
13,755	@	Brembo SpA	851,624	0.4
41,935	L	Brunello Cucinelli SpA	830,460	0.4
132,382		Cerved Information Solutions SpA	1,065,539	0.5
14,617	@	DiaSorin SpA	898,331	0.4
242,798	#	Infrastrutture Wireless Italiane SpA	1,147,831	0.5
68,346		Moncler S.p.A.	1,137,825	0.5
138,870	#,@	OVS SpA	760,742	0.3
56,675	L	Salvatore Ferragamo Italia SpA	1,385,380	0.6
656,800		Other Securities	3,020,753	1.3
			12,108,361	5.3
		Japan: 27.0%
39,900		Alps Electric Co., Ltd.	957,108	0.4
177,300		Asset Managers Co., Ltd.	768,701	0.3
105,100		Daikyonishikawa Corp.	1,360,842	0.6
113,000		Daiwa Industries Ltd.	984,193	0.4
68,600		Ferrotec Corp.	834,315	0.4
341,000	@	IHI Corp.	897,075	0.4
703,000		Kanematsu Corp.	1,156,769	0.5
31,100		Kyudenko Corp.	1,001,940	0.4
28,300		Nippon Shinyaku Co., Ltd.	1,436,588	0.6
12,900		Nippon Shokubai Co., Ltd.	890,229	0.4
147,400		Sanwa Holdings Corp.	1,468,006	0.7
28,000		SCSK Corp.	1,044,481	0.5
162,100		Takara Leben Co., Ltd.	1,099,582	0.5
57,900		Temp Holdings Co., Ltd.	981,967	0.4
59,800		Yuasa Trading Co., Ltd.	1,432,610	0.6
44,500		Zenkoku Hosho Co. Ltd.	1,913,270	0.9
5,689,248		Other Securities(a)	43,317,418	19.0
			61,545,094	27.0
		Liechtenstein: 0.0%
1,065		Other Securities	77,210	0.0
		Luxembourg: 1.2%
384,764		Other Securities	2,674,107	1.2
		Malaysia: 0.2%
1,097,273		Other Securities	358,537	0.2
		Mexico: 0.1%
291,695		Other Securities	184,834	0.1
		Netherlands: 2.3%
13,163	#	Euronext NV	527,124	0.2
20,871		IMCD Group NV	902,818	0.4
36,199	#,@	Intertrust NV	763,106	0.4
12,443	#	Refresco Gerber NV	181,764	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2016 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands (continued)
707,780		Other Securities(a)	$2,740,447	1.2
			5,115,259	2.3
		New Zealand: 0.3%
281,672		Other Securities	605,395	0.3
		Norway: 1.3%
89,215	@	Subsea 7 SA	998,706	0.4
61,358	@	Kongsberg Gruppen ASA	876,294	0.4
490,587		Other Securities(a)	1,117,565	0.5
			2,992,565	1.3
		Philippines: 0.1%
63,650		Other Securities	111,209	0.1
		Poland: 0.0%
38,590		Other Securities	65,908	0.0
		Qatar: 0.0%
13,944		Other Securities	76,405	0.0
		Russia: 0.0%
94,365		Other Securities	54,248	0.0
		Singapore: 0.6%
1,621,924		Other Securities	1,289,406	0.6
		South Africa: 0.5%
382,675		Other Securities	1,101,724	0.5
		South Korea: 2.5%
77,521		Nexen Tire Corp.	889,304	0.4
246,499		Other Securities(a)	4,818,698	2.1
			5,708,002	2.5
		Spain: 0.9%
259,495		Other Securities	1,984,599	0.9
		Sweden: 2.1%
498,515		Other Securities(a)	4,671,097	2.1
		Switzerland: 5.8%
1,038		Forbo Holding AG	1,323,218	0.6
15,587		Lonza Group AG	2,941,293	1.3
8,621		Tecan Group AG	1,420,574	0.6
9,951	#,@	Wizz Air Holdings Plc	183,760	0.1
113,003		Other Securities(a)	7,400,457	3.2
			13,269,302	5.8
		Taiwan: 0.9%
3,264,762		Other Securities	2,145,635	0.9
		Thailand: 0.8%
1,274,500		Thanachart Capital PCL	1,436,063	0.6
2,128,900		Other Securities	424,789	0.2
			1,860,852	0.8
		Turkey: 0.1%
83,944		Other Securities	136,634	0.1
		United Arab Emirates: 0.0%
102,811		Other Securities	92,493	0.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom: 13.1%
260,804		AA PLC	$815,706	0.4
107,393		Abcam PLC	1,143,655	0.5
58,671	#,@	Auto Trader Group PLC	268,801	0.1
283,668		B&M European Value Retail SA	814,409	0.3
72,981	#,@	ConvaTec Group PLC	223,323	0.1
50,631		Mondi PLC	988,095	0.4
273,894		Tyman PLC	815,490	0.4
6,308,101		Other Securities(a)	24,847,043	10.9
			29,916,522	13.1
		United States: 0.4%
327,374		Other Securities(a)	1,010,372	0.4
		Total Common Stock (Cost $217,183,777)	223,778,228	98.2
EXCHANGE-TRADED FUNDS: 0.2%
8,364		Other Securities	440,027	0.2
		Total Exchange-Traded Funds (Cost $440,319)	440,027	0.2
PREFERRED STOCK: 0.7%
		Germany: 0.7%
15,057		Draegerwerk AG & Co. KGaA	1,075,327	0.5
19,190		Other Securities	387,257	0.2
			1,462,584	0.7
		South Africa: 0.0%
776		Other Securities	44,889	0.0
		United Kingdom: 0.0%
2,469,840		Other Securities	3,023	0.0
		Total Preferred Stock (Cost $1,230,242)	1,510,496	0.7
RIGHTS: 0.0%
		Spain: 0.0%
16,020		Other Securities	3,218	0.0
		Total Rights (Cost $ —)	3,218	0.0
INVESTMENT COMPANIES: 0.1%
		United Kingdom: 0.1%
6,300		Other Securities	331,969	0.1
		Total Investment Companies (Cost $361,533)	331,969	0.1
		Total Long-Term Investments (Cost $219,215,871)	226,063,938	99.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.2%
	Securities Lending Collateralcc: 3.5%
$1,882,042	Cantor Fitzgerald, Repurchase Agreement dated 10/31/16, 0.35%, due 11/01/16 (Repurchase Amount $1,882,060, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,919,683, due 11/15/16-08/20/66)	$1,882,042	0.9
396,006	Citigroup, Inc., Repurchase Agreement dated 10/31/16, 0.34%, due 11/01/16 (Repurchase Amount $396,010, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $403,926, due 11/15/16-11/01/46)	396,006	0.2
1,882,042	Daiwa Capital Markets, Repurchase Agreement dated 10/31/16, 0.34%, due 11/01/16 (Repurchase Amount $1,882,060, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,919,683, due 11/10/16-02/01/49)	1,882,042	0.8
1,882,042	Millenium Fixed Income Ltd., Repurchase Agreement dated 10/31/16, 0.37%, due 11/01/16 (Repurchase Amount $1,882,061, collateralized by various U.S. Government Securities, 1.625%-3.625%, Market Value plus accrued interest $1,919,683, due 10/31/21-02/15/44)	1,882,042	0.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
$1,882,042	Nomura Securities, Repurchase Agreement dated 10/31/16, 0.34%, due 11/01/16 (Repurchase Amount $1,882,060, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,919,683, due 11/03/16-09/20/66)	$1,882,042	0.8
		7,924,174	3.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
1,639,179	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320% (Cost $1,639,179)	1,639,179	0.7
	Total Short-Term Investments (Cost $9,563,353)	9,563,353	4.2
	Total Investments in Securities (Cost $228,779,224)	$235,627,291	103.4
	Liabilities in Excess of Other Assets	(7,800,182)	(3.4)
	Net Assets	$227,827,109	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2016 (continued)

L
Loaned security, a portion or all of the security is on loan at October 31, 2016.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $229,445,815.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$29,421,249
Gross Unrealized Depreciation	(23,239,773)
Net Unrealized Appreciation	$6,181,476

Sector Diversification	Percentage of Net Assets
Industrials	21.1%
Consumer Discretionary	16.5
Health Care	12.1
Information Technology	11.9
Materials	11.2
Financials	10.0
Real Estate	6.0
Energy	4.3
Consumer Staples	4.3
Telecommunication Services	1.0
Utilities	0.6
Exchange-Traded Funds	0.2
Rights	0.0
Short-Term Investments	4.2
Liabilities in Excess of Other Assets	(3.4)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2016
Asset Table
Investments, at fair value
Common Stock
Australia	$783,535	$10,887,702	$1,758	$11,672,995
Austria	47,671	2,042,329	—	2,090,000
Belgium	374,466	3,440,820	—	3,815,286
Bermuda	—	20,539	—	20,539
Brazil	57,502	—	—	57,502
Canada	12,081,693	—	—	12,081,693
China	396,051	784,989	—	1,181,040
Denmark	199,502	1,735,403	—	1,934,905
Faeroe Islands	—	263,513	—	263,513
Finland	172,746	1,681,775	—	1,854,521
France	2,888,296	13,121,924	—	16,010,220
Georgia	131,375	—	—	131,375
Germany	1,151,168	12,494,828	—	13,645,996
Greece	49,949	—	—	49,949
Guernsey	22,764	—	—	22,764
Hong Kong	174,455	4,272,198	1,068	4,447,721
India	579,431	1,748,098	—	2,327,529
Indonesia	18,877	429,212	—	448,089
Ireland	22,795	1,121,699	—	1,144,494
Israel	858,482	563,845	—	1,422,327
Italy	904,738	11,203,623	—	12,108,361
Japan	—	61,545,094	—	61,545,094
Liechtenstein	77,210	—	—	77,210
Luxembourg	1,492,380	1,181,727	—	2,674,107
Malaysia	108,427	250,110	—	358,537
Mexico	184,834	—	—	184,834
Netherlands	1,152,859	3,962,400	—	5,115,259
New Zealand	169,754	435,641	—	605,395
Norway	1,426,090	1,566,475	—	2,992,565
Philippines	—	111,209	—	111,209
Poland	25,847	40,061	—	65,908
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2016 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2016
Qatar	—	76,405	—	76,405
Russia	—	54,248	—	54,248
Singapore	643,863	645,543	—	1,289,406
South Africa	222,055	879,669	—	1,101,724
South Korea	820,421	4,887,581	—	5,708,002
Spain	23,222	1,961,377	—	1,984,599
Sweden	969,054	3,702,043	—	4,671,097
Switzerland	923,298	12,346,004	—	13,269,302
Taiwan	—	2,145,635	—	2,145,635
Thailand	80,340	1,780,512	—	1,860,852
Turkey	40,810	95,824	—	136,634
United Arab Emirates	92,493	—	—	92,493
United Kingdom	8,869,579	21,046,943	—	29,916,522
United States	651,661	358,711	—	1,010,372
Total Common Stock	38,889,693	184,885,709	2,826	223,778,228
Exchange-Traded Funds	440,027	—	—	440,027
Preferred Stock	216,539	1,293,957	—	1,510,496
Rights	3,218	—	—	3,218
Short-Term Investments	1,639,179	7,924,174	—	9,563,353
Investment Companies	331,969	—	—	331,969
Total Investments, at fair value	$41,520,625	$194,103,840	$2,826	$235,627,291

(1)
For the year ended October 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2016, securities valued at $7,144,992 and $9,499,508 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy. In addition, certain securities valued at $5,323 were transferred from Level 2 to Level 3 due to significant unobservable inputs.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of October 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 92.7%
		Consumer Staples: 12.4%
35,000		Magnit OJSC	$5,868,793	7.4
53,000		Magnit PJSC GDR	2,101,862	2.6
62,000	@	X5 Retail Group N.V. GDR	1,850,080	2.4
			9,820,735	12.4
		Energy: 33.3%
406,790	@	Gazprom Neft JSC	1,185,515	1.5
110,000		Gazprom Neft PJSC ADR	1,598,314	2.0
500,000		Gazprom PJSC	1,095,654	1.4
300,000		Gazprom PJSC - SPON ADR	1,299,000	1.6
125,000	@	KazMunaiGas Exploration Production GDR	943,750	1.2
9,000		Lukoil PJSC	439,180	0.5
195,000		Lukoil PJSC ADR	9,478,950	11.9
50,300		Novatek OJSC GDR	5,363,062	6.7
115,000		Tatneft PAO ADR	3,849,050	4.9
225,000		Tatneft PJSC	1,260,413	1.6
			26,512,888	33.3
		Financials: 20.0%
205,101	@,L	Halyk Savings Bank of Kazakhstan JSC GDR	1,363,922	1.7
2,060,000	@	Moscow Exchange MICEX-RTS PJ	3,794,565	4.8
800,000	@	Sberbank of Russia PJSC	1,862,120	2.3
805,000		Sberbank PAO ADR	7,647,500	9.6
80,000	@	TBC Bank Group PLC	1,262,194	1.6
			15,930,301	20.0
		Industrials: 2.2%
850,000	@	Aeroflot - Russian Airlines PJSC	1,741,381	2.2
		Information Technology: 5.6%
48,000	@	EPAM Systems, Inc.	3,089,760	3.9
70,000	@	Yandex NV	1,378,300	1.7
			4,468,060	5.6
		Materials: 12.8%
2,750,000	@	Alrosa PJSC	3,846,610	4.9
250,000	@	Kinross Gold Corp.	971,073	1.2
5,000		MMC Norilsk Nickel PJSC	737,252	0.9
203,000		MMC Norilsk Nickel PJSC ADR	3,072,405	3.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials (continued)
124,434		PhosAgro OJSC GDR	$1,542,982	1.9
			10,170,322	12.8
		Telecommunication Services: 5.4%
60,595		MegaFon PJSC GDR	577,470	0.7
200,000	@	Mobile TeleSystems PJSC	705,611	0.9
200,000		Mobile TeleSystems PJSC ADR	1,542,000	1.9
200,000		Sistema PJSC FC GDR	1,494,000	1.9
			4,319,081	5.4
		Utilities: 1.0%
65,000,000		RusHydro PJSC	815,867	1.0
		Total Common Stock (Cost $59,392,683)	73,778,635	92.7
PREFERRED STOCK: 4.8%
		Energy: 4.8%
5,500,000		Surgutneftegas	2,493,819	3.2
405,000	@	Tatneft	1,297,489	1.6
		Total Preferred Stock (Cost $2,858,839)	3,791,308	4.8
		Total Long-Term Investments (Cost $62,251,522)	77,569,943	97.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.9%
	Securities Lending Collateralcc: 0.0%
$2,216	Millenium Fixed Income Ltd., Repurchase Agreement dated 10/31/16, 0.32%, due 11/01/16 (Repurchase Amount $2,216, collateralized by various U.S. Government Securities, 1.625%- 3.625%, Market Value plus accrued interest $2,260, due 10/31/21- 02/15/44) (Cost $2,216)	2,216	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of October 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.9%
2,296,341	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320% (Cost $2,296,341)	$2,296,341	2.9
	Total Short-Term Investments (Cost $2,298,557)	2,298,557	2.9
	Total Investments in Securities (Cost $64,550,079)	$79,868,500	100.4
	Liabilities in Excess of Other Assets	(333,335)	(0.4)
	Net Assets	$79,535,165	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

@
Non-income producing security.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at October 31, 2016.

Cost for federal income tax purposes is $65,459,348.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$18,703,937
Gross Unrealized Depreciation	(4,294,785)
Net Unrealized Appreciation	$14,409,152

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2016
Asset Table
Investments, at fair value
Common Stock
Consumer Staples	$1,850,080	$7,970,655	$—	$9,820,735
Energy	15,570,750	10,942,138	—	26,512,888
Financials	10,273,616	5,656,685	—	15,930,301
Industrials	—	1,741,381	—	1,741,381
Information Technology	4,468,060	—	—	4,468,060
Materials	5,586,460	4,583,862	—	10,170,322
Telecommunication Services	3,613,470	705,611	—	4,319,081
Utilities	—	815,867	—	815,867
Total Common Stock	41,362,436	32,416,199	—	73,778,635
Preferred Stock	—	3,791,308	—	3,791,308
Short-Term Investments	2,296,341	2,216	—	2,298,557
Total Investments, at fair value	$43,658,777	$36,209,723	$—	$79,868,500

(1)
For the year ended October 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2016, securities valued at $2,833,550 were transferred from Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2016 were as follows:
Fund Name	Type	Per Share Amount
Voya Diversified Emerging Markets Debt Fund
Class A	NII	$0.4162
Class C	NII	$0.3735
Class I	NII	$0.4707
Class W	NII	$0.4680
Voya Diversified International Fund
Class A	NII	$0.1065
Class B	NII	$—
Class C	NII	$0.0269
Class I	NII	$0.1351
Class O	NII	$0.1089
Class R	NII	$0.0844
Class W	NII	$0.1349
Voya Global Bond Fund
All Classes	STCG	$0.0140
Class A	ROC	$0.4060
Class B	ROC	$0.3309
Class C	ROC	$0.3313
Class I	ROC	$0.4352
Class O	ROC	$0.4069
Class P	ROC	$0.1361
Class R	ROC	$0.3827
Class R6	ROC	$0.4375
Class W	ROC	$0.4314
Fund Name	Type	Per Share Amount
Voya Global Equity Fund
Class A	NII	$0.4490
Class B	NII	$0.1393
Class C	NII	$0.2493
Class I	NII	$0.5056
Class W	NII	$0.5076
Voya Global Perspectives® Fund
Class A	NII	$0.1340
Class C	NII	$0.0671
Class I	NII	$0.1591
Class R	NII	$0.1107
Class W	NII	$0.1622
Voya Multi-Manager International Small Cap Fund
Class A	NII	$0.3684
Class B	NII	$—
Class C	NII	$0.0605
Class I	NII	$0.5896
Class O	NII	$0.4118
Class W	NII	$0.5240
Voya Russia Fund
Class A	NII	$0.6060
Class I	NII	$0.6647
Class W	NII	$0.6742

NII − Net investment income
STCG − Short-term capital gain
ROC − Return of capital
Of the ordinary distributions made during the year ended October 31, 2016, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Global Equity	55.39%
Global Perspectives®	9.58%
For the year ended October 31, 2016, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Diversified International	100.00%
Global Equity	100.00%
Global Perspectives®	29.04%
Multi-Manager International Small Cap	100.00%
Russia	100.00%

TAX INFORMATION (Unaudited) (continued)

The Funds designate the following percentage of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Global Bond	100.00%
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2016. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Diversified International	$118,387	$0.0248	97.30%
Global Perspectives®	$7,672	$0.0021	5.39%
Multi-Manager International Small Cap	$429,180	$0.0943	98.86%
Russia	$356,083	$0.1090	100.00%

*
None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007 − Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	147	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Trustee	January 2014 − Present January 2005 − Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	147	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006 − Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	147	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	November 2007 − Present	Retired.	147	First Marblehead Corporation (September 2003 − Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	August 2015 − Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	147	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013 − Present	Retired.	147	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2005 − Present	Retired.	147	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	May 2013 − Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	147	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006 − Present	Consultant (May 2001 – Present).	147	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	147	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	February 2002 − Present	Retired.	147	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 − Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	147	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2016.

(3)
Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	November 2006 − Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	February 2002 − Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March
2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	May 1999 − Present September 2009 − Present	Executive Vice President, Voya Investments, LLC (July 2000 − Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 − Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012 − Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 − Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 − Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 − Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	November 2003 − Present	Senior Vice President, Voya Investments, LLC (September 2003 − Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	May 2006 − Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 − Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012 − Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004 − Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 − Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	February 2003 − Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 − Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 − June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 − March 2014); Assistant Vice President, Senior Project Manager (May 2008 − May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 1999 − Present	Vice President, Voya Funds Services, LLC (November 1995 − Present) and Voya Investments, LLC (August 1997 − Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012 − Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006 − Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013 − Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	August 2003 − Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 − Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	June 2010 − Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 − Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	August 2003 − Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 − Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Mutual Funds (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Diversified Emerging Markets Debt Fund, Voya Diversified International Fund, Voya Global Bond Fund, Voya Global Equity Fund, Voya Global Perspectives® Fund, Voya Multi-Manager International Small Cap Fund, and Voya Russia Fund (collectively, the “Funds”), as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Funds’ existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve investment management contracts (the “Management Contracts”) between Voya Investments, LLC (“Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser(s) to each Fund (the “Sub-Adviser”) effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date as the Board’s scheduled meeting to further discuss the annual renewal/approval). In addition to the Board meeting on October 18, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.
At its October 18, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Funds effective through November 30, 2016. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by
K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Fund have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Fund, have chosen the Fund as an investment.
Overview of the Contract Renewal and Approval Process
The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for Voya funds, including the Funds’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”).
Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.
The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an IRC, which provides ongoing oversight

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

regarding, among other matters, the investment performance of the Adviser and Sub-Adviser(s), as well as the oversight by the Adviser of the performance of the Sub-Adviser(s). The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Morningstar, Inc. (“Morningstar”) category average and/or median, as applicable.
The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in developing Selected Peer Groups for each Fund and providing certain information regarding these peer groups. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of investment management and sub-advisory arrangements (including the Funds’ Management and Sub-Advisory Contracts). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.
The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Management and Sub-Advisory Contracts at its October 18, 2016 meeting that would be effective through November 30, 2016. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser(s). This included information regarding the Adviser and Sub-Adviser(s) provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Funds. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Fund. The Adviser conducts day-to-day oversight of the Funds’ operations and risks but may delegate certain management responsibilities to one or more Sub-Advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Funds.
The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the October 18, 2016 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund (and, if managed by more than one Sub-Adviser, of the individual sleeves of the Fund) and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser(s) to the Funds to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser(s); (7) financial statements for the Adviser and Sub-Adviser(s) (or the parent company of certain unaffiliated

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

sub-advisers); (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Fund’s) investment management and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.
For each Fund, Class A shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class A shares generally were selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Funds’ Selected Peer Groups were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Groups.
In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser(s) under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser(s) provide to the applicable Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser(s), the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser(s) and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser(s) based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.
The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Fund in the Voya family of funds. The Board noted that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Fund.
The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to its Selected Peer Group, Morningstar category average and/or median, and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by MR&S is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Funds managed by certain sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Advisers and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Funds also benefit from the services of the IRMD, under the leadership of the Chief

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.
The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser(s) and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.
In considering the Funds’ Management Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board requested and considered information regarding the staffing of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser(s), and evaluated the compensation arrangements for each Fund’s portfolio management team. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the Voya funds) by the Adviser and Sub-Adviser(s), and whether those resources are commensurate with the needs of the Funds and are sufficient to provide high-quality services to the Funds. The Board also considered the financial stability of the Adviser and the Sub-Adviser(s).
Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and each Sub-Adviser(s) are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser(s) were appropriate.
Fund Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund’s Morningstar category average and/or median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.
In addition, the Board also considered at its October 18, 2016 meeting certain additional data regarding performance and Fund asset levels as of August 31, 2016. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser(s) as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers, which the Board monitors over time. The Board also considered that some of the Funds that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds’ investment performance.
Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser(s) to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser(s) for these differences. For non-Voya-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Adviser(s) (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates, Profitability and Fall-out Benefits
The Board reviewed and considered each contractual management fee rate payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual management fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.
The Board requested information regarding and considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser(s) and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser(s) are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and each Voya-Affiliated Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties for distribution services. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Fund) pays the sub-advisory fees earned by a non-Voya-affiliated Sub-Adviser. In addition, the Board noted that many of the Funds’ Sub-Advisers had previously represented that they had not accounted for their profits on an account-by-account basis.
Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.
In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.
In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and each Sub-Adviser primarily on the factors described for each Fund below.
Fund-by-Fund Analysis
The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its October 18, 2016 meeting in relation to approving each Fund’s Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and/or average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Diversified Emerging Markets Debt Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Diversified Emerging Markets Debt Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the one-year period, and the third quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is above the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund, inclusive of Acquired Fund Fees and Expenses (“AFFE”), is above the median and below the average of the funds in its Selected Peer Group, and the expense ratio for the Fund, not inclusive of AFFE, is below the median and the average expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the period between November 17, 2016 and November 30, 2016. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Diversified International Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Diversified International Fund, the Board considered that, based on performance data for the periods ended

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

March 31, 2016: (1) the Fund underperformed its Morningstar category average for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and ten-year periods, during which it underperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, and the fourth quintile for the three-year, five-year and ten-year periods.
In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the effect that an overweight position in emerging market equities vis-à-vis peer funds and allocations to certain underlying funds had on the Fund’s performance; (2) Management’s expectation that the Fund’s performance will improve; (3) Management’s representations regarding the competitiveness of the Fund’s performance during certain periods; and (4) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund, inclusive of AFFE, is below the median and the average expense ratios of the funds in its Selected Peer Group, and the expense ratio for the Fund, not inclusive of AFFE, is below the median and the average of the expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the period between November 17, 2016 and November 30, 2016. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Bond Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Bond Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for the year-to-date and one-year periods, but underperformed for the three-year and five-year periods; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, and the third quintile for the three-year and five-year periods.
In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the strength of the Fund’s performance during certain periods; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the period

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

between November 17, 2016 and November 30, 2016. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Equity Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Equity Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund underperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the fourth quintile for the year-to-date and one-year periods, and the fifth (lowest) quintile for the three-year and five-year periods.
In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the negative effect that stock selection had on the Fund’s performance; (2) Management’s confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is above the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the period between November 17, 2016 and November 30, 2016. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Perspectives® Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Perspectives® Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund outperformed its primary benchmark for the year-to-date period, but underperformed for the one-year and three-year periods; and (3) the Fund is ranked in the second quintile of its Morningstar category for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund, inclusive of AFFE, is below the median and the average of the funds in its Selected Peer Group, and the expense ratio for the Fund, not inclusive of AFFE, is below the median and the average of the expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the period between November 17, 2016 and November 30, 2016. During this

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager International Small Cap Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Multi-Manager International Small Cap Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the one-year and ten-year periods, the third quintile for the three-year and five-year periods, and the fifth (lowest) quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) that, as directed by the Board during the 2015 annual 15(c) process, lower expense limits were implemented for the Fund in January 2016; and (2) Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the period between November 17, 2016 and November 30, 2016. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russia Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russia Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed.
In analyzing this performance data, the Board took into account: (1) Management’s discussion that Morningstar does not provide rankings, percentiles or a category average for the Fund since it falls within Morningstar’s Miscellaneous Region Category; (2) Management’s analysis with respect to the negative effect that sector weightings and stock selection had on the Fund’s performance during certain periods; (3) Management’s confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy; and (4) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) as directed by the Board during the 2014 annual 15(c) process, lower expense limits were implemented for the Fund in January 2015; and (2) Management’s representations regarding the competitiveness of the Fund’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the period between November 17, 2016 and November 30, 2016. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
166211         (1016-122016)

Annual Report
October 31, 2016
Classes A, B, C, I, O, R and W
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Voya Global Equity Dividend Fund

■
Voya International Core Fund

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Voya Multi-Manager Emerging Markets Equity Fund

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Voya Multi-Manager International Equity Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Surprise! Surprise?
Dear Shareholder,
As the outcome of the U.S. presidential election became clear, financial markets, which had priced in the likelihood of a Hillary Clinton victory, adjusted rapidly to a surprise Donald Trump win. After an initial sell-off, stock markets began to recover as “animal spirits” saw encouragement in the “growth-friendly” tone of the president-elect’s agenda. The U.S. Treasury yield curve experienced a massive “bear steepener” as longer maturity bonds underperformed shorter maturities. The likelihood of higher after-tax returns, stronger growth, somewhat tighter monetary policy and higher inflation drove bond yields and the U.S. dollar higher.
Two days before Thanksgiving, the Dow Jones Industrial Average was up about 4.0% for the quarter; the S&P 500® Index had gained a more modest 1.7%. Small-capitalization stocks were ahead of large- and mid-cap stocks; markets in Asia and Europe were down. A widely watched bond market gauge, the Bloomberg Barclays U.S. Aggregate Index, had fallen more than 3%.
With the Republicans soon to be in control of the executive branch and congress, the likelihood of significant policy change is high. We believe investors should focus on four key points: tax policy, deregulation, fiscal spending and trade policy. Tax reform under the new administration will revolve around large tax cuts, which we expect will have a near-term, positive impact on the economy. Deregulation will benefit corporate fundamentals, particularly within the banking sector. We believe fiscal spending increases will have near-term, positive effects on growth and inflation; but when paired with tax cuts, higher fiscal spending increases concerns about long-term budget deficits. Protectionist trade policies would lead to higher inflation as tariffs increase the cost of imports. Uncertainty around trade deals, rising funding costs and a stronger dollar present headwinds to growth within emerging markets.
We would caution against big moves in portfolios on news and instead incorporate policy into a broader view on risk assets, growth and the inflation outlook. In this post-election world, it’s especially important to vet decisions that could impact your long-term potential for investment success. Keep your portfolio well diversified, and before taking any action, thoroughly discuss with your investment advisor your circumstances and possible responses.
We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
November 22, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended October 31, 2016

In our semi-annual report we described how intensifying global concerns had driven down the prices of risk assets well into February. The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016. However, in the U.S., apart from employment, economic progress looked sluggish. In the rest of the developed world negative bond yields were increasingly common, created by central banks in Europe and Japan, even as the FOMC seemed headed in the opposite direction. This “policy divergence” among increasingly powerless central banks was surely untenable.
China was an ongoing concern with declining growth, policy missteps including a bungled currency devaluation and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.
Many indices seemed to reach their nadir on February 11 before rebounding, with no specific catalyst evident. At around this time the FOMC was toning down its expectations for further interest rate increases and signs of stabilization in China were emerging. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, down nearly 14% for the fiscal year on February 11, regained almost 13% by April 29 to end the fiscal half-year down just 2.63%. With some turmoil along the way, the Index managed to build on this recovery to end up 1.75% for the fiscal year. (The Index returned 1.18% for the year ended October 31, 2016, measured in U.S. dollars.)
Early in the second half there were still many who doubted the sustainability of the rebound in asset prices. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as faint U.S. GDP growth in late 2015 and early 2016 would soon improve and employment was nearly full.
A surprisingly weak U.S. employment report on June 3 put paid to a rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.
Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized growth of just 1.1% in gross domestic product concealed real final sales growth of 2.4%. By the end of August, Federal Reserve Vice Chair Stanley Fischer was again warning of two interest rate increases before year end. In the event the FOMC did not act in September in the wake of a less strong employment report and listless purchasing managers’ indices, but gave a broad hint that they would do so in December.
Towards the end of the fiscal year one notable trend was the increase in government bond yields. There were various reasons. In the U.S. a rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at 2.9%. In the euro zone, it was feared that the
European Central Bank would “taper” its bond buying as the official end to the program in March 2017 drew closer. In the U.K., the weakening pound and attendant surge in inflation made government bonds less attractive. Rising bond yields tend to mute the attractiveness of stocks and the Index ended October a little below its level on August 31.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 4.37% in the fiscal year. The Bloomberg Barclays U.S. Treasury Bond sub-index added 3.32%, but its long-term subsector advanced 9.11% as the yield curve flattened, despite the late partial reversal. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 7.23%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 10.16%.
U.S. equities, represented by the S&P 500® index including dividends, rose 4.51% in the fiscal year. For the period as a whole, high-yielding “bond-proxy” sectors like utilities and telecoms were strong, returning 17.11% and 10.75% respectively. In the later months those sectors weakened, in favor of technology in particular, which returned 10.83% for the year. S&P 500® companies’ earnings per share recorded their fifth straight year-over-year decline in the second quarter of 2016.
In currencies the dollar added just 0.66% against the euro, moving in a narrow range throughout the period. The dollar gained 26.78% on the pound, practically all of it after Britain’s vote to leave the EU, but lost 13.17% to the yen, on increasing skepticism that “Abenomics” would succeed in weakening that currency.
In international markets, the MSCI Japan® Index dropped 10.14%, For stocks, a persistently strong yen was a negative influence as it depressed the value of non-yen export earnings. The MSCI Europe ex UK® Index lost 5.40%, more than accounted for by losses in financials and health care. Financials were weighed by low or negative interest rates and a flat yield curve. Health care, after a sustained period of strength, suffered from profit taking and concerns about drug pricing pressure. The MSCI UK® Index climbed 13.55%, its big multinational members like Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI All Country World (ex-US) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
3

Voya Global Equity Dividend Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2016 (as a percentage of net assets)

United States	44.1%
France	11.1%
Japan	9.6%
United Kingdom	9.5%
Switzerland	4.7%
Canada	3.6%
Italy	3.3%
Netherlands	2.8%
Sweden	2.3%
Spain	1.7%
Countries between 0.4% – 1.2%^	3.5%
Assets in Excess of Other Liabilities*	3.8%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 4 countries, which each represents 0.4% – 1.2% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar and Bruno Springael, Portfolio Managers of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.*
Performance: For the year ended October 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.22%, compared to the MSCI World IndexSM, which returned 1.18% for the same period.
Portfolio Specifics: The Fund underperformed the MSCI World IndexSM over the reporting period. While we managed to make strong gains from our stock selection in several sectors, these were to a large extent offset by weakness in our financials positioning. The best stock contributions came from consumer discretionary, industrials, technology and materials. The top picks in these sectors were Mattel, Inc. (turnaround momentum), ADT Corporation (acquired by Apollo Global Management), Symantec (strong earnings) and ArcelorMittal S.A. (recovering steel prices). Financials came under pressure during the period on concerns about their profitability, mainly due to flattening yield curve developments. Our stock selection was affected by this as we are tilted toward banks and insurance firms. Within these groups we also held stocks that underperformed their peers. We should mention that the headwinds facing the financial sector were turning into tailwinds at the end of the period, with yields rising and the sector outperforming. From an allocation perspective, we gained from our value-driven overweights to the energy and materials sectors; our technology underweight was a detractor.
In healthcare we added Gilead Sciences, Inc. to the Fund. In our opinion, the biotech stock became very cheap following an earnings miss, which was caused by its Hepatitis C franchise suffering from new entrants and increased pricing pressure. In Japan we exited Takeda Pharmaceutical, Ltd., which had performed well and had become expensive. We also raised our exposure to Sanofi S.A. in France and reduced our position in the Swiss firm F. Hoffmann-La Roche AG, as the former trades at a valuation discount to the latter.
We introduced Japan Airlines Co., Ltd., following a price fall linked to higher fuel prices and a stronger Japanese yen. The drop in valuation was overdone, in our opinion; what’s more, there was the prospect of improving shareholder returns since the stock offered an attractive 4% yield. We added Architectural Construction Services, Inc. (“ACS”), a construction and engineering company based in Spain. We believe ACS has good growth potential in industrial services, while its stock price does not reflect improvements achieved over the last few years. An improving backlog and decreasing interest costs should help drive earnings. We also exited security firm ADT Corp., which agreed to be bought by Apollo Global Management, LLC.
Top Ten Holdings as of October 31, 2016* (as a percentage of net assets)

Citigroup, Inc.	2.1%
Royal Dutch Shell PLC	2.0%
Apple, Inc.	2.0%
BNP Paribas	2.0%
Pfizer, Inc.	2.0%
Cisco Systems, Inc.	1.7%
Engie SA	1.7%
Total S.A.	1.6%
General Electric Co.	1.6%
Sumitomo Mitsui Financial Group, Inc.	1.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
We sold out of the German software firm SAP SE after strong share price performance pushed its valuation to levels that were too high in our opinion. We started a position in International Business Machines Corporation, which has undergone a multi-year de-rating process. The headwinds facing the firm are well highlighted and correctly discounted. However, several headwinds such as restructuring and currency might become tailwinds in the future. Furthermore, we think the market is completely disregarding the long-term potential of the firm’s Watson technology, a platform that uses natural language processing and machine learning to perform sophisticated, big data analysis. We also added Murata Manufacturing Co., Ltd. to the Fund. Murata is a leader in high precision components and sensors, especially for the automotive and mobile devices sectors. The company has a strong record for execution and mergers and acquisitions, as well as long-term returns versus cost of capital.
In consumer staples we sold out of brewing company Molson Coors Brewing Co. The stock rallied following its takeover of MillerCoors, its U.S. joint venture with SABMiller plc. We replaced it with Wal-Mart Stores, Inc., a stock that has underperformed in recent years. In our opinion this is a quality company with issues to fix, but it is on the right path; dividend yield should also be supportive. We also introduced Bunge Limited, an agribusiness and food company, to the Fund. The stock’s valuation is attractive in our opinion, especially at 10.5 times 2017’s forecasted earnings, and a 2.6% dividend yield.
We added Westrock Co. to our materials exposure. The global packaging company’s valuation has become attractive following a de-rating due to worries about pricing in the paper and packaging sector. The stock currently offers a dividend yield greater than 4%, which is backed by solid cash generation. Elsewhere in the sector we sold out of Rexam, Inc. following strong share price performance.
Finally, we exited our position in JPMorgan Chase & Co. In our view, the stock is no longer cheap at more than 1.2 times tangible book value. Expected returns might be harder to achieve in the face of lower-for-longer short-term rates and a U.S. economy that is getting closer to the end of its expansion cycle.
Current Strategy and Outlook: We have often talked about the relationship of the value investment style with interest rate hikes. Specifically, we see a correlation between rising yields and the performance of the style relative to growth (especially the defensive segment). In the market we have been seeing increasing evidence of a transition of leadership from expensive segments to undervalued sectors. This isn’t that surprising given the strong recent rise in bond yields and increasing talk about the end of quantitative easing. The market shift in consensus is also linked to inflation expectations, which we believe are generally supportive for our strategy, especially our overweight in banking stocks. We continue to avoid those stocks whose valuations we perceive as expensive and lacking fundamental support.

*
Effective November 1, 2016, Kris Hermie was no longer a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
4

Portfolio Managers’ Report	Voya Global Equity Dividend Fund

Average Annual Total Returns for the Periods Ended October 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class I August 1, 2007	Since Inception of Class O November 15, 2006
Including Sales Charge:
Class A(1)	-5.56%	5.55%	1.07%	—	—
Class B(2)	-5.47%	5.66%	0.90%	—	—
Class C(3)	-1.51%	5.99%	0.91%	—
Class I	0.47%	7.13%	—	1.33%	—
Class O	0.22%	6.80%	—	—	1.61%
Class W(4)	0.49%	7.08%	1.91%	—	—
Excluding Sales Charge:
Class A	0.22%	6.80%	1.67%	—	—
Class B	-0.57%	5.98%	0.90%	—	—
Class C	-0.53%	5.99%	0.91%	—	—
Class I	0.47%	7.13%	—	1.33%	—
Class O	0.22%	6.80%	—	—	1.61%
Class W(4)	0.49%	7.08%	1.91%	—	—
MSCI World IndexSM	1.18%	9.03%	3.89%	3.05%	3.77%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)
Class W incepted on February 12, 2008. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

5

Voya International Core Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2016 (as a percentage of net assets)

United Kingdom	12.3%
Japan	11.4%
France	10.2%
Germany	8.8%
Switzerland	8.2%
Netherlands	7.6%
Canada	7.0%
China	5.1%
Italy	4.3%
India	3.8%
Countries between 0.1% – 3.1%^	16.8%
Assets in Excess of Other Liabilities*	4.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 12 countries, which each represents 0.1% – 3.1% of net assets.
Portfolio holdings are subject to change daily.
Voya International Core Fund (“International Core” or the “Fund”) seeks long-term growth of capital. The Fund is managed by Nicolas M. Choumenkovitch and Tara Connolly Stilwell, CFA, Portfolio Managers, of Wellington Management Company LLP (“Wellington”) — the Sub-Adviser.
Performance: For the year ended October 31, 2016, the Fund’s Class I shares provided a total return of  -2.87% compared to the MSCI EAFE® Index and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned -3.23% and 0.22%, respectively, for the same period.
Portfolio Specifics: Global equities rose over the 12-month period, as measured by the MSCI ACWI ex-USSM. To begin the period, geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December, the much anticipated monetary policy divergence came to fruition with the European Central Bank (“ECB”) and Bank of Japan announcing additional policy easing, while the US Federal Reserve Board (“Fed”) initiated its well-telegraphed liftoff. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China to provide support to the economy.
2016 got off to a volatile start as Chinese stocks plunged in early January, sparking a global risk-off trade. Once again, extended monetary policy accommodation by major central banks helped support risk assets. After a lengthy and, at times, acrimonious campaign, the British electorate voted to leave the European Union in June. The Brexit vote over-shadowed a promising European economic backdrop and the ECB’s reaffirmation of its dovish policy stance, but market participants were encouraged by improving signs from China’s economic data releases and Beijing’s increased emphasis on currency stability. During the third quarter, expectations for continued accommodative monetary policy from central banks around the globe helped to stoke investors’ risk appetites. Global equities pulled back slightly in October, amid concerns about a “hard” Brexit scenario, US election uncertainty, and potential monetary
Top Ten Holdings as of October 31, 2016* (as a percentage of net assets)

Taiwan Semiconductor Manufacturing Co., Ltd.	2.9%
Unilever NV	2.8%
Canadian National Railway Co.	2.7%
Anheuser-Busch InBev SA/NV	2.1%
LafargeHolcim Ltd.	2.2%
NXP Semiconductor NV - NXPI - US	2.0%
Beiersdorf AG	2.0%
Zurich Insurance Group AG	1.9%
Alibaba Group Holding Ltd. ADR	1.9%
Seven & I Holdings Co., Ltd.	1.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
policy shifts from the Fed and ECB.
The Fund underperformed the MSCI ACWI ex-USSM for the twelve months ended October 31, 2016, driven primarily by security selection. Weak security selection within the consumer discretionary, consumer staples, and industrials sectors detracted most from relative outperformance. This was partially offset by positive selection within the health care, information technology, and materials sectors. Sector allocation decisions, a result of the bottom-up stock selection process, modestly detracted from relative performance. An underweight allocation to the materials sector and overweight allocations to the consumer discretionary and consumer staples sectors were the largest detractors. The Fund’s overweight allocation to the information technology sector partially offset negative returns.
From a regional perspective, security selection within Europe ex UK was the largest detractor, but stronger selection within Japan aided relative performance. Overweight exposures to Europe ex UK and underweight exposures to emerging markets and Asia Developed ex Japan also detracted from relative results.
Top detractors from relative performance include UK-based television and broadband services company Sky, Italy-based eyewear company Luxottica Group, and life insurance and annuity product company China Life Insurance. Top contributors to relative performance included global manufacturer of semiconductor devices Taiwan Semiconductors, Japan-based construction and real estate company Daito Trust Construction, and Japan-based pharmaceutical sale and manufacturing company Ono Pharmaceutical.
Current Strategy and Outlook: We look for opportunities across various regions and sectors that we believe have mispriced or underappreciated future returns on capital. For companies whose returns have improved and are now reflected in their stock prices, we look for incremental improvements in returns among those companies that benefit from cyclical tailwinds or can sustain strong returns for longer than generally expected. We continue to strive to maintain a good balance in the Fund of companies with improving returns and companies with sustainable returns to help mitigate the impact of shifts in economic and/or industry cycles.
As of the end of the period, the Fund was overweight the information technology, energy, and real estate sectors, and underweight the financials, telecommunication services, and consumer discretionary sectors. Regionally the Fund ended the period overweight Europe ex UK and underweight Pacific Developed ex Japan, emerging markets, and Japan.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
6

Portfolio Managers’ Report	Voya International Core Fund

Average Annual Total Returns for the Periods Ended October 31, 2016
	1 Year	5 Year	Since Inception of Class I February 8, 2011	Since Inception of Class W August 7, 2012
Class I	-2.87%	5.35%	2.40%	—
Class W	-2.88%	—	—	5.41%
MSCI EAFE® Index	-3.23%	4.99%	2.12%	5.74%
MSCI ACWI ex-USSM	0.22%	3.64%	1.05%	4.28%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya International Core Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
Effective close of business on November 22, 2013, one of the two sub-advisers was removed from the Fund.

7

Voya Multi-Manager Emerging Markets Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2016 (as a percentage of net assets)

China	26.4%
South Korea	14.4%
Taiwan	9.3%
Brazil	9.2%
India	9.1%
Russia	6.8%
Mexico	4.5%
Turkey	3.3%
Thailand	3.2%
South Africa	2.4%
Countries between 0.1% – 1.8%^	10.9%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 20 countries, which each represents 0.1% – 1.8% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — J.P. Morgan Investment Management Inc. (“JPMorgan”), Van Eck Associates Corporation (“Van Eck”) and Delaware Investments Fund Advisers (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: George Iwanicki Jr. and Anuj Arora, Portfolio Managers, of the Sleeve that is managed by JPMorgan; David A. Semple, Portfolio Manager, and Angus Shillington, Assistant Portfolio Manager, of the Sleeve that is managed by Van Eck; and Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware.
Performance: For the year ended October 31, 2016, the Fund’s Class A shares provided a total return of 8.41%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 9.27% for the same period.
Portfolio Specifics: Delaware Sleeve — The Sleeve outperformed the MSCI EM IndexSM by approximately 495 basis points (4.95%) for the year ended October 31, 2016. Our holdings in Brazil, Russia, and China contributed the most to performance. In Brazil, shares of Petrobras rose as the company lowers its debt through asset sales. Hypermarcas and Itau Unibanco also outperformed, buoyed by signs of stabilization in the economy. In Russia, X5 Retail outperformed after the company reported strong earnings due to margin expansion. Shares of Rosneft benefited from rising oil prices and improving production outlook. Sberbank outperformed after reporting strong earnings and raising guidance. Declining credit costs are underpinning a faster than expected profit recovery.
Top Ten Holdings as of October 31, 2016 (as a percentage of net assets)

Tencent Holdings Ltd.	3.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.4%
Samsung Electronics Co., Ltd.	1.9%
Samsung Electronics Co., Ltd. GDR	1.8%
Alibaba Group Holding Ltd. ADR	1.8%
Sina Corp.	1.7%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.6%
Reliance Industries Ltd.	1.6%
China Mobile Ltd.	1.3%
Baidu, Inc. ADR	1.3%
Portfolio holdings are subject to change daily.
In China, Sina and Weibo were the largest contributors to performance. Sina operates an online portal and owns a majority stake in Weibo, a leading internet social media platform. Shares of Weibo have risen as the company has shown progress in generating advertising revenue on its platform, and this has in turn boosted Sina’s valuation. This outperformance was mitigated by our positions in Sohu.com and Baidu. Shares of Sohu.com declined after the company indicated weakness in its gaming and brand advertising businesses. Shares of Baidu also underperformed following the government’s investigation into healthcare-related advertising on Baidu’s search results.
On the negative side, our underweight stance in Indonesia was unfavorable in terms of asset allocation. In Mexico, shares of Grupo Televisa underperformed amidst speculation that the company’s content licensing agreement with Univision may be renegotiated. In South Korea, shares of Lotte Group companies, including Lotte Chilsung and Lotte Confectionery, were pressured by an investigation into alleged misuse of funds by the group’s senior management.
JPMorgan Sleeve — The Sleeve underperformed the MSCI EM IndexSM by approximately 288 basis points (2.88%) for the year ended October 31, 2016, driven predominantly by weak country allocation.
An overweight position in Turkey was one of the largest detractors from performance over the prior 12 months. Turkish equities were hurt by politics, high external financing needs and a weakening in the country’s credit fundamentals as economic growth slowed. Turkey continues to look attractive from a valuation perspective and remains highly ranked in our country model. However, the potential for U.S. interest rates to rise more quickly following the presidential election would prove negative for countries with large current account deficits like Turkey, so we are reviewing our position currently. Our position in Tav Havalimanlari, a Turkish airport operator, was a key detractor. We have also been hurt by an underweight position in Brazil, which has rallied more than 70% during the past 12 months. Brazil never looked attractive from a valuation perspective due to depressed earnings, but the market rallied sharply on the back of a change in government and a bounce-back in commodity prices. Not owning Petrobras, the largest oil company in Brazil, was the largest detractor from performance, as the stock has risen more than 160%.

8

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Stock selection in China aided performance. China offers plentiful opportunities for the strategy across a wide range of sectors, as broadly depressed valuations and attractive foreign exchange led to good stock opportunities. Geely Automobile was a top contributor, as the business performed well over the past few months on the back of higher-than-expected sales volume, potentially due to increased stimulus in China. Netease, an online gaming company, has been an important contributor to performance over the past 18 months. The business continues to out-execute competitors, largely seen through the positive reception of recent mobile game releases.
Van Eck Sleeve — The Sleeve underperformed the MSCI EM IndexSM by approximately 496 basis points (4.96%) for the year ended October 31, 2016. From the events of December 2015 — the first U.S. Federal Reserve Board (“Fed”) rate hike since 2006, a flow of negative idiosyncratic news from Brazil and South Africa, mixed results from China, and a continued decline in commodity prices — to the events in the second and third quarters of 2016 — Brexit (the U.K.’s vote to exit the European Union), negative bond yields, a sharp appreciation in the Japanese Yen, and concerns about the rise of  “populist politics”, followed by political change in Brazil and an attempted coup in Turkey — the period under review was dominated by a number of different challenges.
In the face of all this turmoil and confusion, and, in particular, the events of the first four months of 2016 (which saw many emerging markets investors rush off and sell popular investments in India and China to return to more global cyclically-driven markets, companies that have benefited from the rebound in commodities, and higher beta currencies), the Sleeve underperformed in the period under review.
Size and growth factors hurt the Sleeve’s performance most during the year under review, as considerable flows into the asset class throughout 2016 came almost entirely through passive offerings, pushing in the process the large-cap benchmark names higher. Stock selection in financials and consumer discretionary aided the Sleeve’s relative performance, while exposures to the information technology and industrials sectors detracted from performance. Allocations to China and Russia had a negative impact on performance, while allocations in South Africa, Peru, and Mexico aided performance.
The three holdings that had the greatest positive impact on the Sleeve were: Yes Bank Limited, BB Seguridade Participações S/A, and Smiles SA. The three holdings that had the greatest negative impact were: CAR Inc., Wasion Group Holdings Limited, and Boer Power Holdings Limited.
Current Strategy & Outlook: Delaware Sleeve — We expect continued market volatility, yet our long-term positive view remains intact. We see pockets of opportunities for long-term stock appreciation driven by structural demographic shifts, technology adoption, implementation of government policy, improvement in corporate governance, and industry consolidation. Our investment approach remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects and that trade at significant discounts to their intrinsic value. We are particularly focused on companies that we expect to benefit from long-term changes in how people in emerging markets live and work. Sectors we currently favor include technology and telecom.
JPMorgan Sleeve — Emerging market equities continue to benefit from the recent trend of incremental inflows, as concerns about China and Fed interest rate hikes have receded, and investors focus instead on the early signs of recovery in emerging market growth and earnings. A basket of emerging market currencies gained moderately against the U.S. dollar as commodities staged a broad-based recovery. Towards the end of the Sleeve’s fiscal year, Brent crude oil rose ahead of the OPEC agreement on production cuts. Our base case for the next year is that emerging market equities slowly move higher as earnings stabilize and start to recover selectively. With that backdrop, most Sleeve activity over the last few months has centered on finding companies that we believe are able to deliver strong earnings trends. More generally, the style environment is improving, as we see an increasing number of stocks with lower valuations and improving trends.
Van Eck Sleeve — We believe valuations for emerging markets equities and currencies are generally constructive, but not compellingly cheap. Expectations for earnings are much more realistic, and positioning in the asset class is cautious. Delayed expectations of further Fed tightening have also been positive for the asset class. Finally, it is perhaps hard to construct a case for alternative geographies and asset classes; arguably, the U.S. equity market looks overvalued, Japan is struggling with a strong currency, and Europe faces significant questions and uncertainties surrounding its political and economic future.
Consequently, we approach 2017 and the years ahead with cautious optimism for the asset class. Much more importantly, we remain unabashedly enthusiastic about the companies that we actually own in emerging markets. We have a high active share and a healthy skepticism that the large emerging markets companies necessarily represent some of the best investable dynamics in emerging markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
9

Voya Multi-Manager Emerging Markets Equity Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2016
	1 Year	5 Year	Since Inception of Classes A, C, I, R & W October 11, 2011	Since Inception of Class B July 20, 2012
Including Sales Charge:
Class A(1)	2.17%	-1.40%	0.02%	—
Class B(2)	2.54%	—	—	-0.29%
Class C(3)	6.69%	-0.95%	0.45%	—
Class I	8.89%	0.14%	1.56%	—
Class R	8.08%	-0.46%	0.96%	—
Class W	8.75%	0.05%	1.47%	—
Excluding Sales Charge:
Class A	8.41%	-0.22%	1.20%	—
Class B	7.54%	—	—	0.17%
Class C	7.69%	-0.95%	0.45%	—
Class I	8.89%	0.14%	1.56%	—
Class R	8.08%	-0.46%	0.96%	—
Class W	8.75%	0.05%	1.47%	—
MSCI EM IndexSM	9.27%	0.55%	2.37%	1.59%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager Emerging Markets Equity Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to
www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class B deferred sales charge of 5.00% and 3%, respectively, for the 1 year and since inception returns.

(3)
Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

Effective August 24, 2015, one new sub-adviser was added to the Fund.

10

Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

Geographic Diversification as of October 31, 2016 (as a percentage of net assets)

Japan	21.3%
United Kingdom	16.8%
France	8.0%
Switzerland	5.9%
Germany	5.0%
Netherlands	4.7%
Australia	4.0%
Sweden	3.5%
China	2.4%
Canada	2.4%
Countries between 0.1% – 2.1%^	23.4%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 25 countries, which each represents 0.1% – 2.1% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity” or the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by four sub-advisers — Baillie Gifford Overseas Limited (“Baillie Gifford”), Lazard Asset Management LLC (“Lazard”), J.P. Morgan Investment Management Inc. (“JPMorgan”), and T. Rowe Price Associates, Inc. (“TRPA”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Gerard Callahan, Iain Campbell, Sophie Earnshaw, CFA, Joe Faraday, CFA, Moritz Sitte, CFA, and Tom Walsh, CFA, Portfolio Managers of the Sleeve that is managed by Baillie Gifford; Gerd Woort-Menker, CFA, Demetris Georghiou, CFA, and Georgina Perceval Maxwell, Portfolio Managers of the Sleeve that is managed by JPMorgan*; Michael G. Fry, Michael Powers, Michael A. Bennett, Kevin Matthews, and John R. Reinsberg, Portfolio Managers of the Sleeve that is managed by Lazard; and Richard N. Clattenburg, CFA, Portfolio Manager of the Sleeve that is managed by TRPA.
Performance: For the year ended October 31, 2016, the Fund’s Class I shares provided a total return of  -3.14% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned -3.23% and 0.22%, respectively, for the same period.
Portfolio Specifics: Baillie Gifford Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 497 basis points (4.97%) for the year ended October 31, 2016. Outperformance was dominated by favorable stock selection, especially in both consumer sectors and in health care. The main contributors were Cochlear, Adidas and ARM Holdings. Australian based Cochlear is the world’s leading hearing implant manufacturer. A suite of new products and a more focused marketing approach have enabled Cochlear to increase its market share. The European sportswear manufacturer, Adidas, has enjoyed a strong run. The increased marketing push in the US has enabled it to regain second place from Under Armour. Sales in Western Europe and China were also encouraging. ARM Holdings, the semiconductor and software design company, was taken over by Softbank of Japan. The 43% premium provided a short term boost to the company’s share price. However, given the long term growth prospects we voted against the acquisition.
Top Ten Holdings as of October 31, 2016* (as a percentage of net assets)

Royal Dutch Shell PLC - Class A	1.7%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.5%
Novartis AG	1.5%
Daiwa House Industry Co., Ltd.	1.4%
Prudential PLC	1.4%
Anheuser-Busch InBev SA/NV	1.4%
Shire PLC	1.4%
Total S.A.	1.3%
British American Tobacco PLC	1.3%
Teva Pharmaceutical Industries Ltd. ADR	1.1%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
The main detractors were Capita, Novo Nordisk and Hargreaves Lansdown. Capita is a UK based outsourcing company providing administrative and property services to both public and private sector organisations. A number of unrelated short term issues resulted in a recent profit warning, but the longer term prospects for the company remain encouraging. Danish listed pharmaceutical company, Novo Nordisk, is the leading player in the treatment of diabetes. Whilst the long term opportunity for the company looks attractive, increased competition and the timing of product launches have caused the share price to retreat. Hargreaves Lansdown is a UK online financial services company (similar to Charles Schwab). Shares have been weak since the UK’s decision to leave the European Union, with some customers deciding to cash in their investments amidst the current uncertainty of European financial markets.
Lazard Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 335 basis points (3.35%) for the year ended October 31, 2016. Among the largest detractors was stock selection in the health care sector, as shares of Novartis have struggled recently due to below expectation performance in their eye care unit, Alcon. Israeli pharmaceutical company Teva also fell during the period on concerns about the viability of their Copaxone patents. Teva also declined on concerns about weakening generic prices. Elsewhere in the sector, shares of British pharmaceutical company Shire were only down slightly in local terms, but dollar based investors experienced larger declines due to the weakness in the British pound. In the industrials sector, stock selection also hurt as shares of British kitchen outfitter Howden Joinery fell after the “Brexit” referendum, which has subsequently caused a slowdown in sales. In the energy sector, stock selection and a lower than benchmark weight earlier in the period negatively impacted relative returns. Also, a position in Canadian oil sands producer Encana (which was sold during the period) declined as the price of oil fell, and the risks from its financially leveraged balance sheet increased. Lastly, a lower than benchmark weight in the strong performing materials sector detracted from relative returns.
In contrast, the Sleeve’s holdings in emerging markets helped relative returns as shares of Taiwan Semiconductor rose on strong demand for mobile phone chips while in Brazil, shares of insurance broker BB Seguridade performed well on improving business conditions. Stock selection in the consumer discretionary sector also proved beneficial to relative returns as shares of Dutch business information services provider Wolters Kluwer performed well on accelerating growth. Elsewhere in the sector, shares of French auto supplier Valeo rose after giving encouraging profit guidance. Stock selection in the telecom services sector also positively impacted relative returns as shares of Japanese telco KDDI rose as average revenue per user increased due to the bundling of fixed and mobile services. Lastly, the Sleeve’s underweight to health care stocks helped relative returns as the sector was weak due to the ongoing political focus on drug pricing during the US election.
JPMorgan Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 170 basis points (1.70%) for the year ended October 31, 2016, primarily driven by stock selection.

11

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Stock selection in industrial cyclical and healthcare detracted, while an overweight allocation to technology — semiconductors and stock selection in retail contributed. Regionally, an underweight allocation to the Pacific Rim and stock selection in the U.K. had a negative impact, while stock selection in Canada and emerging markets contributed.
At the individual stock level, Teva (Europe ex-U.K. healthcare), the Israeli drug maker, underperformed. The healthcare sector in general struggled in the period as U.S. election year rhetoric continued to raise concerns about drug pricing. Teva was particularly weak, weighed down by concerns that generic drug deflation might be accelerating, questions about recent acquisitions and the loss of patent protection on Copaxone (Teva’s multiple sclerosis treatment). While it is true that generic drugs continue to experience pricing pressures, Teva, with its scale and diversified pipeline of generic drugs, appears to be weathering the pressures better than its peers.
On the upside, Suzuki (Japan, consumer discretionary), the Japanese auto manufacturer, was a strong performer, as the company reported higher-than-expected quarterly earnings and was cleared of accusations that it had used improper methods to determine the fuel efficiency of its vehicles. The better-than-expected earnings were fueled by continued strength in the company’s Indian operations, as well as increased profitability at home and in its global motorcycle operations. We continue to like the stock, which combines high earnings growth with an attractive valuation.
TRPA Sleeve — The Sleeve outperformed the MSCI ACWI ex-USSM by approximately 44 basis points (0.44%) for the year ended October 31, 2016. Stock selection in the information technology sector, coupled with an overweight position, contributed the most to relative performance. Shares of microprocessor designer ARM Holdings soared late in the period after Japanese Internet and telecommunications conglomerate Softbank agreed to acquire the company for USD$32 billion. Telecommunication services names also aided relative returns. Nippon Telegraph & Telephone climbed over the year. The company reported a series of strong quarterly earnings, driven by a transformation from a consumer-facing entity to one focused on businesses. The company is also evolving from an inefficient quasi-government entity into a shareholder-friendly, well-run firm. We have high conviction in the firm and believe earnings will continue to accelerate. Conversely, stock selection in industrials and business services hampered relative results the most. Shares of Capita, a UK business process outsourcing firm, traded down after the company issued a profit warning for the second half of 2016, citing weakness in its IT services division, disappointing public sector recruitment, and macroeconomic headwinds stemming from Brexit. Our long-term thesis for the company has not changed and we think valuation can recover to match the long-term qualities of the business over the coming months as the company moves past these challenges. If the firm can deliver on improving win rates, better leverage, and expanding margins, we could see considerable upside over the long-term.
At the regional level, holdings in Japan contributed the most to relative performance. Conversely, stock selection in developed Europe proved detrimental.
As of October 31, 2016, the Sleeve held currency forwards which generate total exposure equal to approximately 2% of Sleeve assets. The Sleeve also held rights generating minimal exposure at certain points during the period. The estimated return impact from employing currency forwards was 16 bps and a negligible return impact from rights during the reporting period.
Current Strategy and Outlook: Baillie Gifford Sleeve — Whilst we do not know what the coming months will bring, especially given the UK electorate’s vote for the UK to leave the European Union, our outlook remains the same for international growth equities. We continue to search for excellent companies that can deliver long-term growth for our clients and believe that our established bottom-up approach enables us to identify high-quality businesses that are under-appreciated by the short-term nature of the market. We do not believe that we can add particular value by making top down calls on macroeconomic or political events so continue to employ our consistent investment approach.
Lazard Sleeve — In our opinion, extraordinary monetary policy and ultra-low or negative interest rates are proving very effective at supporting asset prices, but thus far very ineffective at generating economic growth. We believe this is a dangerous and ultimately unsustainable equilibrium. Political risk is rising, as evidenced by the rise of populist politicians and movements, and the Brexit vote in the United Kingdom. A move to fiscal expansion funded by yet more debt might be stimulative in the short term, but bears significant risk in the longer term. Meanwhile, China has for now abandoned its attempts to rebalance the economy, instead boosting state-directed investment spending and seeing a surge in property prices, all funded with more debt. This has helped spur a recovery in commodity prices, alongside a dovish US monetary authority, where a weak dollar has bolstered a material rally in emerging market assets. However, with global trade remaining sluggish, we believe that this rally is vulnerable to shifts in Chinese or US policy.
The response of the Sleeve team to a period of weaker relative performance is always to focus on what we see as the key source of alpha over time, which is fundamental stock analysis. While risk control is important, we believe that rotations of the type just witnessed tend to wash out over time leaving stock selection as the key driver of returns. With the valuations of many attractive companies very high by historical standards, and with the level of macroeconomic and political uncertainty also very high, the team is working especially hard to identify investment ideas which have a strong internal or structural dynamic which is not correlated to, or dependent upon, a certain external environment.
Overall, the Sleeve’s team remains confident that by continuing to focus on stock selection, and seeking to find stocks with sustainably high or improving returns trading at attractive valuations, the strong track record of the Sleeve will continue in a variety of market conditions.
JPMorgan Sleeve — Macroeconomic data points continue to support the recovery thesis for the majority of developed world economies. Combined with continued accommodative monetary policy and reasonable earnings growth expectations for 2016 and 2017, the environment is supportive for equities. This positive backdrop is not without its risks, however. Political uncertainty remains elevated and the path of monetary policy remains uncertain. Investors will be looking for a sense of when, and how quickly, the U.S. Federal Reserve is likely to raise rates.
TRPA Sleeve — We are looking ahead into the next several quarters with cautious optimism. While reasonably priced growth remains available for discerning stock pickers, we also think investors are underestimating some key macroeconomic risks. At the micro level, we are somewhat encouraged by positive turns in earnings revisions. We remain concerned that the true impact of Brexit may not be felt until after the new year, although recent volatility in the British pound may be anticipating this to some degree. In Japan, we feel we may be seeing the Bank of Japan reaching the limits of the effectiveness of its extraordinarily accommodative monetary policy but are encouraged at the signs of corporate governance reform we have seen at the company level. Within emerging markets, we are happy with our Indian holdings but are concerned about China.

*
Effective May 31, 2016, Demetris Georghiou and Georgina Perceval Maxwell were added as portfolio managers of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
12

Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

Average Annual Total Returns for the Periods Ended October 31, 2016
	1 Year	5 Year	Since Inception of Class I January 6, 2011
Class I	-3.14%	4.92%	2.93%
MSCI EAFE®	-3.23%	4.99%	3.13%
MSCI ACWI ex-USSM	0.22%	3.64%	1.72%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager International Equity Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
Effective July 1, 2013, two new sub-advisers were added to the Fund.

13

shareholder expense example (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended October 30, 2016*	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended October 30, 2016*
Voya Global Equity Dividend Fund
Class A	$1,000.00	$1,017.20	1.25%	$6.34	$1,000.00	$1,018.85	1.25%	$6.34
Class B	1,000.00	1,013.00	2.00	10.12	1,000.00	1,015.08	2.00	10.13
Class C	1,000.00	1,012.60	2.00	10.12	1,000.00	1,015.08	2.00	10.13
Class I	1,000.00	1,017.60	1.00	5.07	1,000.00	1,020.11	1.00	5.08
Class O	1,000.00	1,016.40	1.25	6.34	1,000.00	1,018.85	1.25	6.34
Class W	1,000.00	1,018.10	1.00	5.07	1,000.00	1,020.11	1.00	5.08
Voya International Core Fund
Class I	$1,000.00	$1,007.80	0.95%	$4.79	$1,000.00	$1,020.36	0.95%	$4.82
Class W	1,000.00	1,007.80	0.95	4.79	1,000.00	1,020.36	0.95	4.82
Voya Multi-Manager Emerging Markets Equity Fund
Class A	$1,000.00	$1,100.10	1.59%	$8.39	$1,000.00	$1,017.14	1.59%	$8.06
Class B	1,000.00	1,095.50	2.34	12.33	1,000.00	1,013.37	2.34	11.84
Class C	1,000.00	1,095.90	2.34	12.33	1,000.00	1,013.37	2.34	11.84
Class I	1,000.00	1,102.10	1.24	6.55	1,000.00	1,018.90	1.24	6.29
Class R	1,000.00	1,098.60	1.84	9.71	1,000.00	1,015.89	1.84	9.32
Class W	1,000.00	1,101.10	1.34	7.08	1,000.00	1,018.40	1.34	6.80
Voya Multi-Manager International Equity Fund
Class I	$1,000.00	$994.20	0.94%	$4.71	$1,000.00	$1,020.41	0.94%	$4.77

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by
184/366 to reflect the most recent fiscal half-year.

14

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Voya Mutual Funds
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Global Equity Dividend Fund, Voya International Core Fund, Voya Multi-Manager Emerging Markets Equity Fund, and Voya Multi-Manager International Equity Fund, each a series of Voya Mutual Funds, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 22, 2016
15

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2016

	Voya Global Equity Dividend Fund	Voya International Core Fund	Voya Multi-Manager Emerging Markets Equity Fund
ASSETS:
Investments in securities at fair value+*	$74,883,393	$319,527,579	$220,804,655
Short-term investments at fair value**	4,521,433	10,767,794	2,042,071
Total investments at fair value	$79,404,826	$330,295,373	$222,846,726
Cash	—	—	8,776
Foreign currencies at value***	118,366	376,007	629,612
Receivables:
Investment securities sold	280,710	9,337,018	806,863
Fund shares sold	1,683	1,389,125	407,250
Dividends	163,587	550,512	228,953
Foreign tax reclaims	42,324	160,560	1,531
Prepaid expenses	29,235	14,877	41,817
Reimbursement due from manager	14,779	2,594	28,272
Other assets	10,091	5,470	6,242
Total assets	80,065,601	342,131,536	225,006,042
LIABILITIES:
Payable for investment securities purchased	228,121	6,864,828	1,191,218
Payable for fund shares redeemed	83,944	112,223	1,149,686
Payable upon receipt of securities loaned	1,642,681	—	—
Payable for investment management fees	53,168	287,485	210,601
Payable for distribution and shareholder service fees	28,674	—	8,751
Payable to trustees under the deferred compensation plan (Note 6)	10,091	5,470	6,242
Payable for trustee fees	406	1,676	1,150
Other accrued expenses and liabilities	145,985	198,409	374,309
Total liabilities	2,193,070	7,470,091	2,941,957
NET ASSETS	$77,872,531	$334,661,445	$222,064,085
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$149,943,784	$341,262,575	$246,873,072
Undistributed (distributions in excess of) net investment income	(7,869)	4,835,667	2,088,089
Accumulated net realized loss	(68,213,730)	(17,260,025)	(39,579,601)
Net unrealized appreciation (depreciation)	(3,849,654)	5,823,228	12,682,525
NET ASSETS	$77,872,531	$334,661,445	$222,064,085
+ Including securities loaned at value	$1,609,327	$—	$—
* Cost of investments in securities	$78,725,928	$313,680,337	$208,123,160
** Cost of short-term investments	$4,521,433	$10,767,794	$2,042,071
*** Cost of foreign currencies	$118,856	$376,007	$628,245
See Accompanying Notes to Financial Statements
16

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2016 (continued)

	Voya Global Equity Dividend Fund	Voya International Core Fund	Voya Multi-Manager Emerging Markets Equity Fund
Class A
Net assets	$33,763,558	n/a	$23,603,615
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	2,710,433	n/a	2,360,145
Net asset value and redemption price per share†	$12.46	n/a	$10.00
Maximum offering price per share (5.75%)(1)	$13.22	—	$10.61
Class B
Net assets	$176,894	n/a	$59,011
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	14,191	n/a	5,912
Net asset value and redemption price per share†	$12.47	n/a	$9.98
Class C
Net assets	$21,850,890	n/a	$4,205,399
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	1,765,099	n/a	423,217
Net asset value and redemption price per share†	$12.38	n/a	$9.94
Class I
Net assets	$8,597,547	$308,485,910	$166,300,920
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	689,316	34,021,650	16,568,994
Net asset value and redemption price per share	$12.47	$9.07	$10.04
Class O
Net assets	$12,339,668	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	992,602	n/a	n/a
Net asset value and redemption price per share	$12.43	n/a	n/a
Class R
Net assets	n/a	n/a	$71,388
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$—
Shares outstanding	n/a	n/a	7,118
Net asset value and redemption price per share	n/a	n/a	$10.03
Class W
Net assets	$1,143,974	$26,175,535	$27,823,752
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	82,791	2,887,492	2,777,002
Net asset value and redemption price per share	$13.82	$9.07	$10.02

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
17

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2016

Voya Multi-Manager International Equity Fund
ASSETS:
Investments in securities at fair value+*	$500,733,740
Short-term investments at fair value**	15,861,887
Total investments at fair value	$516,595,627
Cash	759,770
Cash collateral for futures	101,000
Foreign currencies at value***	157,851
Receivables:
Investment securities sold	2,168,059
Fund shares sold	2,262,449
Dividends	1,192,477
Foreign tax reclaims	295,891
Unrealized appreciation on forward foreign currency contracts	507,448
Prepaid expenses	3,453
Other assets	6,380
Total assets	524,050,405
LIABILITIES:
Payable for investment securities purchased	1,089,131
Payable for fund shares redeemed	203,019
Payable for foreign cash collateral for futures****	1,608
Payable upon receipt of securities loaned	7,532,852
Unrealized depreciation on forward foreign currency contracts	543,681
Payable for investment management fees	376,120
Payable to trustees under the deferred compensation plan (Note 6)	6,380
Payable for trustee fees	2,600
Other accrued expenses and liabilities	243,626
Total liabilities	9,999,017
NET ASSETS	$514,051,388
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$525,502,279
Undistributed net investment income	8,647,924
Accumulated net realized loss	(28,860,154)
Net unrealized appreciation	8,761,339
NET ASSETS	$514,051,388
+ Including securities loaned at value	$7,152,498
* Cost of investments in securities	$491,938,719
** Cost of short-term investments	$15,861,887
*** Cost of foreign currencies	$157,721
**** Cost of payable for foreign cash collateral for futures	$1,608
Class I
Net assets	$514,051,388
Shares authorized	unlimited
Par value	$—
Shares outstanding	49,947,464
Net asset value and redemption price per share	$10.29
See Accompanying Notes to Financial Statements
18

STATEMENTS OF OPERATIONS for the year ended October 31, 2016

	Voya Global Equity Dividend Fund	Voya International Core Fund	Voya Multi-Manager Emerging Markets Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,872,586	$7,791,018	$5,299,507
Securities lending income, net	16,826	—	1,369
Total investment income	2,889,412	7,791,018	5,300,876
EXPENSES:
Investment management fees	649,314	2,849,674	2,528,490
Distribution and shareholder service fees:
Class A	89,249	—	57,520
Class B	3,436	—	781
Class C	228,932	—	40,469
Class O	31,045	—	—
Class R	—	—	237
Transfer agent fees:
Class A	84,572	—	73,108
Class B	828	—	249
Class C	54,230	—	12,854
Class I	7,132	3,635	23,626
Class O	29,377	—	—
Class R	—	—	152
Class W	2,599	52,847	77,710
Shareholder reporting expense	22,590	28,548	25,486
Registration fees	65,091	37,765	77,249
Professional fees	25,193	81,226	74,676
Custody and accounting expense	50,031	179,520	341,315
Trustee fees	2,435	10,058	6,896
Miscellaneous expense	11,145	22,092	20,529
Interest expense	—	—	3,105
Total expenses	1,357,199	3,265,365	3,364,452
Net waived and reimbursed fees	(191,426)	(74,966)	(350,816)
Brokerage commission recapture	—	(3,816)	(2,333)
Net expenses	1,165,773	3,186,583	3,011,303
Net investment income	1,723,639	4,604,435	2,289,573
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	354,904	(15,839,868)	(25,746,824)
Foreign currency related transactions	36,267	(85,578)	78,136
Futures	—	—	(184,888)
Net realized gain (loss)	391,171	(15,925,446)	(25,853,576)
Net change in unrealized appreciation (depreciation) on:
Investments (net of Peruvian capital gains tax accrued#)	(2,505,838)	2,234,078	41,333,991
Foreign currency related transactions	4,220	50,590	(5,205)
Net change in unrealized appreciation (depreciation)	(2,501,618)	2,284,668	41,328,786
Net realized and unrealized gain (loss)	(2,110,447)	(13,640,778)	15,475,210
Increase (decrease) in net assets resulting from operations	$(386,808)	$(9,036,343)	$17,764,783
* Foreign taxes withheld	$244,490	$1,131,361	$609,983
^ Foreign taxes on sale of Indian investments	$—	$—	$53,767
# Foreign taxes accrued on Peruvian investments	$—	$—	$71,636
See Accompanying Notes to Financial Statements
19

STATEMENTS OF OPERATIONS for the year ended October 31, 2016

Voya Multi-Manager International Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$13,150,462
Interest	544
Securities lending income, net	148,678
Total investment income	13,299,684
EXPENSES:
Investment management fees	4,419,916
Transfer agent fees	2,083
Shareholder reporting expense	11,700
Registration fees	755
Professional fees	94,028
Custody and accounting expense	446,677
Trustee fees	15,600
Miscellaneous expense	36,570
Interest expense	583
Total expenses	5,027,912
Net waived and reimbursed fees	(93,830)
Brokerage commission recapture	(2,445)
Net expenses	4,931,637
Net investment income	8,368,047
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(23,047,148)
Foreign currency related transactions	448,807
Futures	(341,625)
Net realized loss	(22,939,966)
Net change in unrealized appreciation (depreciation) on:
Investments	(550,915)
Foreign currency related transactions	156,339
Futures	51,258
Net change in unrealized appreciation (depreciation)	(343,318)
Net realized and unrealized loss	(23,283,284)
Decrease in net assets resulting from operations	$(14,915,237)
* Foreign taxes withheld	$1,754,853
See Accompanying Notes to Financial Statements
20

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Equity Dividend Fund		Voya International Core Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
FROM OPERATIONS:
Net investment income	$1,723,639	$1,732,599	$4,604,435	$3,880,098
Net realized gain (loss)	391,171	3,344,291	(15,925,446)	4,976,449
Net change in unrealized appreciation (depreciation)	(2,501,618)	(8,751,273)	2,284,668	(7,126,215)
Increase (decrease) in net assets resulting from operations	(386,808)	(3,674,383)	(9,036,343)	1,730,332
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(857,605)	(844,744)	—	—
Class B	(4,841)	(17,337)	—	—
Class C	(383,686)	(337,762)	—	—
Class I	(233,193)	(195,571)	(3,515,445)	(2,203,559)
Class O	(301,528)	(288,088)	—	—
Class W	(26,478)	(24,827)	(231,599)	(269,255)
Net realized gains:
Class I	—	—	(4,791,020)	(33,618,638)
Class W	—	—	(321,200)	(4,107,886)
Total distributions	(1,807,331)	(1,708,329)	(8,859,264)	(40,199,338)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,169,675	7,705,402	65,224,250	157,048,950
Proceeds from shares issued in merger (Note 12)	—	34,758,316	—	—
Reinvestment of distributions	1,226,323	1,162,012	8,859,264	40,199,338
	5,395,998	43,625,730	74,083,514	197,248,288
Cost of shares redeemed	(15,718,418)	(20,164,587)	(73,622,332)	(98,308,725)
Net increase (decrease) in net assets resulting from capital share transactions	(10,322,420)	23,461,143	461,182	98,939,563
Net increase (decrease) in net assets	(12,516,559)	18,078,431	(17,434,425)	60,470,557
NET ASSETS:
Beginning of year or period	90,389,090	72,310,659	352,095,870	291,625,313
End of year or period	$77,872,531	$90,389,090	$334,661,445	$352,095,870
Undistributed (distributions in excess of) net investment income at end of year or period	$(7,869)	$58,472	$4,835,667	$3,732,754

See Accompanying Notes to Financial Statements
21

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager Emerging Markets Equity Fund		Voya Multi-Manager International Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
FROM OPERATIONS:
Net investment income	$2,289,573	$2,689,126	$8,368,047	$6,729,660
Net realized gain (loss)	(25,853,576)	(12,125,117)	(22,939,966)	2,403,184
Net change in unrealized appreciation (depreciation)	41,328,786	(40,266,449)	(343,318)	(12,618,706)
Increase (decrease) in net assets resulting from operations	17,764,783	(49,702,440)	(14,915,237)	(3,485,862)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(266,934)	(343,659)	—	—
Class C	(13,472)	(7,284)	—	—
Class I	(2,955,122)	(2,503,591)	(6,748,942)	(10,676,742)
Class R	—	(189)	—	—
Class W	(300,186)	(452,410)	—	—
Net realized gains:
Class I	—	—	(4,965,924)	(18,302,987)
Total distributions	(3,535,714)	(3,307,133)	(11,714,866)	(28,979,729)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	71,897,137	143,904,488	164,699,335	191,899,761
Reinvestment of distributions	3,511,008	3,276,929	11,714,866	28,979,729
	75,408,145	147,181,417	176,414,201	220,879,490
Cost of shares redeemed	(119,974,406)	(85,379,032)	(174,394,546)	(134,982,452)
Net increase (decrease) in net assets resulting from capital share transactions	(44,566,261)	61,802,385	2,019,655	85,897,038
Net increase (decrease) in net assets	(30,337,192)	8,792,812	(24,610,448)	53,431,447
NET ASSETS:
Beginning of year or period	252,401,277	243,608,465	538,661,836	485,230,389
End of year or period	$222,064,085	$252,401,277	$514,051,388	$538,661,836
Undistributed net investment income at end of year or period	$2,088,089	$3,229,938	$8,647,924	$6,801,867

See Accompanying Notes to Financial Statements
22

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Equity Dividend Fund
Class A
10-31-16	12.74	0.29	(0.27)	0.02	0.30	—	—	0.30	—	12.46	0.22	1.50	1.25	1.25	2.31	33,764	29
10-31-15	13.41	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.74	(2.99)(a)	1.54	1.25	1.25	2.01	40,159	25
10-31-14	12.92	0.37	0.48	0.85	0.36	—	—	0.36	—	13.41	6.60	1.46	1.27	1.27	2.75	29,971	40
10-31-13	10.69	0.21•	2.25	2.46	0.23	—	—	0.23	—	12.92	23.19	1.43	1.36	1.36	1.82	32,036	57
10-31-12	10.05	0.24	0.64	0.88	0.24	—	—	0.24	—	10.69	8.86	1.52	1.42	1.42	2.24	30,217	66
Class B
10-31-16	12.74	0.19•	(0.27)	(0.08)	0.19	—	—	0.19	—	12.47	(0.57)	2.25	2.00	2.00	1.55	177	29
10-31-15	13.38	0.17•	(0.66)	(0.49)	0.15	—	—	0.15	—	12.74	(3.71)(a)	2.29	2.00	2.00	1.31	700	25
10-31-14	12.90	0.28	0.46	0.74	0.26	—	—	0.26	—	13.38	5.72	2.21	2.02	2.02	2.04	1,648	40
10-31-13	10.66	0.13•	2.24	2.37	0.13	—	—	0.13	—	12.90	22.37	2.18	2.11	2.11	1.09	2,593	57
10-31-12	10.03	0.15•	0.64	0.79	0.16	—	—	0.16	—	10.66	7.95	2.27	2.17	2.17	1.48	4,062	66
Class C
10-31-16	12.66	0.19	(0.26)	(0.07)	0.21	—	—	0.21	—	12.38	(0.53)	2.25	2.00	2.00	1.55	21,851	29
10-31-15	13.32	0.17	(0.66)	(0.49)	0.17	—	—	0.17	—	12.66	(3.72)(a)	2.29	2.00	2.00	1.26	25,594	25
10-31-14	12.84	0.27	0.48	0.75	0.27	—	—	0.27	—	13.32	5.78	2.21	2.02	2.02	2.00	18,079	40
10-31-13	10.62	0.13	2.23	2.36	0.14	—	—	0.14	—	12.84	22.35	2.18	2.11	2.11	1.08	19,834	57
10-31-12	10.00	0.16	0.63	0.79	0.17	—	—	0.17	—	10.62	7.92	2.27	2.17	2.17	1.49	18,932	66
Class I
10-31-16	12.75	0.31	(0.26)	0.05	0.33	—	—	0.33	—	12.47	0.47	1.10	1.00	1.00	2.55	8,598	29
10-31-15	13.43	0.30	(0.67)	(0.37)	0.31	—	—	0.31	—	12.75	(2.80)(a)	1.14	1.00	1.00	2.24	9,447	25
10-31-14	12.94	0.39	0.50	0.89	0.40	—	—	0.40	—	13.43	6.85	1.11	1.00	1.00	2.86	5,994	40
10-31-13	10.70	0.25•	2.26	2.51	0.27	—	—	0.27	—	12.94	23.75	1.04	1.01	1.01	2.13	4,313	57
10-31-12	10.06	0.27	0.65	0.92	0.28	—	—	0.28	—	10.70	9.25	1.13	1.03	1.03	2.62	2,929	66
Class O
10-31-16	12.71	0.28	(0.26)	0.02	0.30	—	—	0.30	—	12.43	0.22	1.50	1.25	1.25	2.30	12,340	29
10-31-15	13.38	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.71	(3.02)(a)	1.54	1.25	1.25	2.05	13,308	25
10-31-14	12.90	0.37	0.48	0.85	0.37	—	—	0.37	—	13.38	6.54	1.46	1.27	1.27	2.73	15,343	40
10-31-13	10.67	0.21•	2.25	2.46	0.23	—	—	0.23	—	12.90	23.25	1.43	1.36	1.36	1.82	15,313	57
10-31-12	10.03	0.23	0.65	0.88	0.24	—	—	0.24	—	10.67	8.88	1.52	1.42	1.42	2.24	13,618	66
Class W
10-31-16	14.09	0.34	(0.28)	0.06	0.33	—	—	0.33	—	13.82	0.49	1.25	1.00	1.00	2.53	1,144	29
10-31-15	14.80	0.34	(0.75)	(0.41)	0.30	—	—	0.30	—	14.09	(2.76)(a)	1.29	1.00	1.00	2.29	1,181	25
10-31-14	14.23	0.44	0.53	0.97	0.40	—	—	0.40	—	14.80	6.81	1.21	1.02	1.02	3.00	1,275	40
10-31-13	11.74	0.27•	2.47	2.74	0.25	—	—	0.25	—	14.23	23.60	1.18	1.11	1.11	2.07	1,199	57
10-31-12	11.01	0.29•	0.70	0.99	0.26	—	—	0.26	—	11.74	9.11	1.27	1.17	1.17	2.53	1,196	66
23

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International Core Fund
Class I
10-31-16	9.59	0.13	(0.41)	(0.28)	0.10	0.14	—	0.24	—	9.07	(2.87)	0.96	0.95	0.95	1.37	308,486	84
10-31-15	11.00	0.12•	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	0.97	0.95	0.95	1.20	330,601	85
10-31-14	11.10	0.11•	0.07	0.18	0.25	0.03	—	0.28	—	11.00	1.68	1.04	0.95	0.95	1.00	261,963	93
10-31-13	9.35	0.15•	1.73	1.88	0.13	—	—	0.13	—	11.10	20.36	0.98	0.95	0.95	1.46	395,204	100
10-31-12	8.83	0.12	0.48	0.60	0.08	—	—	0.08	—	9.35	6.92	1.00	0.95	0.95	1.46	405,163	71
Class W
10-31-16	9.59	0.12•	(0.40)	(0.28)	0.10	0.14	—	0.24	—	9.07	(2.88)	1.19	0.95	0.95	1.37	26,176	84
10-31-15	11.00	0.12•	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	1.10	0.95	0.95	1.26	21,495	85
10-31-14	11.09	0.12•	0.07	0.19	0.25	0.03	—	0.28	—	11.00	1.77	1.04	0.95	0.95	1.06	29,662	93
10-31-13	9.35	0.15•	1.72	1.87	0.13	—	—	0.13	—	11.09	20.25	0.98	0.95	0.95	1.44	14,343	100
08-07-12(4) - 10-31-12	9.08	0.01•	0.26	0.27	—	—	—	—	—	9.35	2.97	1.00	0.95	0.95	0.53	4,967	71
Voya Multi-Manager Emerging Markets Equity Fund
Class A
10-31-16	9.33	0.08	0.69	0.77	0.10	—	—	0.10	—	10.00	8.41	1.90	1.59	1.59	0.73	23,604	47
10-31-15	11.55	0.09	(2.19)	(2.10)	0.12	—	—	0.12	—	9.33	(18.30)(b)	1.82	1.60	1.60	0.78	25,071	74
10-31-14	11.76	0.12	(0.24)	(0.12)	0.09	—	—	0.09	—	11.55	(1.00)	1.83	1.60	1.60	0.91	35,004	68
10-31-13	10.75	0.09•	1.08	1.17	0.01	0.15	—	0.16	—	11.76	10.97	1.75	1.60	1.60	0.78	41,699	45
10-31-12	10.74	0.11•	0.06	0.17	0.11	0.05	—	0.16	—	10.75	1.66	1.77	1.50	1.50	1.05	53,278	84
Class B
10-31-16	9.28	(0.01)•	0.71	0.70	—	—	—	—	—	9.98	7.54	2.65	2.34	2.34	(0.11)	59	47
10-31-15	11.44	(0.02)•	(2.14)	(2.16)	—	—	—	—	—	9.28	(18.88)(b)	2.57	2.35	2.35	(0.17)	120	74
10-31-14	11.65	0.00*•	(0.21)	(0.21)	—	—	—	—	—	11.44	(1.80)	2.58	2.35	2.35	0.01	497	68
10-31-13	10.72	0.01	1.07	1.08	—	0.15	—	0.15	—	11.65	10.13	2.50	2.35	2.35	0.03	888	45
07-20-12(4) - 10-31-12	10.04	0.01	0.67	0.68	—	—	—	—	—	10.72	6.77	2.52	2.25	2.25	0.27	1,145	84
Class C
10-31-16	9.26	0.01	0.70	0.71	0.03	—	—	0.03	—	9.94	7.69	2.65	2.34	2.34	(0.03)	4,205	47
10-31-15	11.44	0.00*•	(2.17)	(2.17)	0.01	—	—	0.01	—	9.26	(18.96)(b)	2.57	2.35	2.35	0.02	4,420	74
10-31-14	11.65	0.02•	(0.23)	(0.21)	0.00*	—	—	0.00*	—	11.44	(1.77)	2.58	2.35	2.35	0.15	6,884	68
10-31-13	10.72	0.02	1.06	1.08	—	0.15	—	0.15	—	11.65	10.13	2.50	2.35	2.35	0.11	8,112	45
10-31-12	10.73	0.03•	0.07	0.10	0.06	0.05	—	0.11	—	10.72	0.99	2.52	2.25	2.25	0.31	8,664	84
Class I
10-31-16	9.36	0.10	0.71	0.81	0.13	—	—	0.13	—	10.04	8.89	1.35	1.24	1.24	1.05	166,301	47
10-31-15	11.61	0.12•	(2.20)	(2.08)	0.17	—	—	0.17	—	9.36	(18.06)(b)	1.34	1.25	1.25	1.14	199,847	74
10-31-14	11.82	0.15	(0.23)	(0.08)	0.13	—	—	0.13	—	11.61	(0.64)	1.30	1.25	1.25	1.22	169,635	68
10-31-13	10.78	0.14	1.07	1.21	0.02	0.15	—	0.17	—	11.82	11.29	1.30	1.25	1.25	1.27	176,423	45
10-31-12	10.74	0.12•	0.09	0.21	0.12	0.05	—	0.17	—	10.78	2.07	1.52	1.25	1.25	1.14	162,830	84
24

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager Emerging Markets Equity Fund (continued)
Class R
10-31-16	9.28	0.07•	0.68	0.75	—	—	—	—	—	10.03	8.08	2.15	1.84	1.84	0.81	71	47
10-31-15	11.48	0.06•	(2.17)	(2.11)	0.09	—	—	0.09	—	9.28	(18.49)(b)	2.07	1.85	1.85	0.60	6	74
10-31-14	11.75	0.08	(0.23)	(0.15)	0.12	—	—	0.12	—	11.48	(1.25)	2.08	1.85	1.85	0.73	29	68
10-31-13	10.75	0.04•	1.11	1.15	—	0.15	—	0.15	—	11.75	10.76	2.00	1.85	1.85	0.40	25	45
10-31-12	10.74	0.10	0.04	0.14	0.08	0.05	—	0.13	—	10.75	1.43	2.02	1.75	1.75	0.90	3	84
Class W
10-31-16	9.34	0.09	0.71	0.80	0.12	—	—	0.12	—	10.02	8.75	1.65	1.34	1.34	1.03	27,824	47
10-31-15	11.58	0.12•	(2.20)	(2.08)	0.16	—	—	0.16	—	9.34	(18.09)(b)	1.57	1.35	1.35	1.16	22,938	74
10-31-14	11.80	0.16•	(0.25)	(0.09)	0.13	—	—	0.13	—	11.58	(0.76)	1.58	1.35	1.35	1.36	31,560	68
10-31-13	10.77	0.15•	1.05	1.20	0.02	0.15	—	0.17	—	11.80	11.21	1.50	1.35	1.35	1.35	16,021	45
10-31-12	10.74	0.18•	0.02	0.20	0.12	0.05	—	0.17	—	10.77	1.98	1.52	1.25	1.25	1.68	7,759	84
Voya Multi-Manager International Equity Fund
Class I
10-31-16	10.87	0.17	(0.51)	(0.34)	0.14	0.10	—	0.24	—	10.29	(3.14)	0.96	0.94	0.94	1.61	514,051	39
10-31-15	11.67	0.15	(0.24)	(0.09)	0.26	0.45	—	0.71	—	10.87	(0.45)	0.98	0.96	0.96	1.34	538,662	66
10-31-14	11.88	0.26•	(0.34)	(0.08)	0.12	0.01	—	0.13	—	11.67	(0.61)	0.99	0.97	0.97	2.18	485,230	45
10-31-13	9.87	0.10•	2.08	2.18	0.17	—	—	0.17	—	11.88	22.35	0.98	1.00	1.00	0.95	338,673	48
10-31-12	9.30	0.15	0.61	0.76	0.15	0.04	—	0.19	—	9.87	8.46	1.02	0.99	0.99	1.77	164,602	42

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Global Equity Dividend’s total return would have been (3.88)%, (4.57)%, (4.59)%, (3.67)%, (3.89)% and (3.62)% for Classes A, B, C, I, O and W, respectively.

(b)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Multi-Manager Emerging Markets Equity’s total return would have been (18.57)%, (19.15)%, (19.23)%, (18.33)%, (18.76)% and (18.36)% for Classes A, B, C, I, R and W, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

25

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are thirteen separate active investment series, four of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Global Equity Dividend Fund (“Global Equity Dividend”), Voya International Core Fund (“International Core”), Voya Multi-Manager Emerging Markets Equity Fund (“Multi-Manager Emerging Markets Equity”) and Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity”). Each Fund is a diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value

26

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

27

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
For the year ended October 31, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those

28

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk

29

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of October 31, 2016, the maximum amount of loss that Multi-Manager International Equity would incur if the counterparty to its derivative transactions failed to perform would be $507,448 which represents the unrealized appreciation on forward foreign currency contracts. No cash collateral was pledged by any counterparty to the Fund as of October 31, 2016.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.
Multi-Manager International Equity had a liability position of  $543,681 on forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2016, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not post any cash collateral as of October 31, 2016.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended October 31, 2016, Multi-Manager International Equity had an average contract amount on forward foreign currency contracts to buy and sell of $51,663,681 and $22,581,870, respectively. Multi-Manager International Equity used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contracts at October 31, 2016 for Multi-Manager International Equity.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2016, Multi-Manager Emerging Markets Equity and Multi-Manager International Equity had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as

30

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2016, Multi-Manager Emerging Markets Equity and Multi-Manager International Equity had an average notional value of  $2,898,703 and $1,547,877, respectively, on futures contracts purchased. There were no open futures contracts for Multi-Manager Emerging Markets Equity at October 31, 2016. Please refer to the table following the Summary Portfolio of Investments for Multi-Manager International Equity for open futures contracts at October 31, 2016.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends and capital gain distributions, if any, annually (except, Global Equity Dividend, which pays dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

31

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2016, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Global Equity Dividend	$22,957,286	$32,375,754
International Core	273,382,814	281,456,275
Multi-Manager Emerging Markets Equity	105,726,202	147,963,515
Multi-Manager International Equity	201,189,128	205,145,355
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
Global Equity Dividend	0.80% on the first $500 million; 0.78% on the next $500 million; and 0.76% in excess of $1 billion
International Core	0.85%
Multi-Manager Emerging Markets Equity	1.10%
Multi-Manager International Equity	0.85%
The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity. The waivers were effective in connection with a sub-advisory fee reduction that occurred on July 1, 2015 and July 1, 2013 for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity, respectively. The waivers are calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the year ended October 31, 2016, the Investment Adviser waived $17,878 and $93,830 in management fees for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity, respectively. Termination or modification of these obligations requires approval by the Board.
Each Fund has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or Investment Adviser may determine, the sub-advisers manage each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows:
Fund	Sub-Adviser
Global Equity Dividend	NNIP Advisors B.V.
International Core	Wellington Management Company LLP
Multi-Manager Emerging Markets Equity	J.P. Morgan Investment Management Inc., Delaware Investments Fund Advisers and Van Eck Associates Corporation
Multi-Manager International Equity	Baillie Gifford Overseas Limited, T. Rowe Price Associates, Inc., Lazard Asset Management LLC and J.P. Morgan Investment Management Inc.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I and Class W, has a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
	Class A	Class B	Class C	Class O	Class R
Global Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Multi-Manager Emerging Markets Equity	0.25%	1.00%	1.00%	N/A	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2016, the Distributor retained the following amounts in sales charges from the following Funds:

32

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class C
Initial Sales Charges:
Global Equity Dividend	$1,618	$—
Contingent Deferred Sales Charges:
Global Equity Dividend	$—	$245
Multi-Manager Emerging Markets Equity	667	39
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2016, the following affiliated investment companies owned more than 5% of the following Funds:
Affiliated Investment Company	Fund	Percentage
Voya Global Target Payment Fund	International Core	12.04%
	Multi-Manager Emerging Markets Equity	6.41
	Multi-Manager International Equity	7.86
Voya Solution 2025 Portfolio	International Core	16.27
	Multi-Manager International Equity	10.55
Voya Solution 2035 Portfolio	International Core	19.10
	Multi-Manager Emerging Markets Equity	15.68
	Multi-Manager International Equity	15.69
Voya Solution 2045 Portfolio	International Core	13.78
	Multi-Manager Emerging Markets Equity	11.32
	Multi-Manager International Equity	11.92
Voya Solution Moderately Aggressive Portfolio	International Core	12.30
	Multi-Manager Emerging Markets Equity	6.17
	Multi-Manager International Equity	10.67
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)
Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	1.15%
International Core	N/A	N/A	N/A	0.95%	N/A	N/A	0.95%
Multi-Manager Emerging Markets Equity	1.60%	2.35%	2.35%	1.35%	N/A	1.85%	1.35%
Multi-Manager International Equity	N/A	N/A	N/A	0.99%	N/A	N/A	N/A
Pursuant to side letter agreements, through March 1, 2017, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Global Equity Dividend(1)	1.25%	2.00%	2.00%	1.00%	1.25%	N/A	1.00%
Multi-Manager Emerging Markets Equity	1.60%	2.35%	2.35%	1.25%	N/A	1.85%	1.35%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

33

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

As of October 31, 2016, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	October 31,
	2017	2018	2019	Total
International Core	$259,995	$74,909	$22,264	$357,168
Multi-Manager Emerging Markets Equity	114,568	206,866	226,462	547,896
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2016, are as follows:
	October 31,
	2017	2018	2019	Total
International Core
Class W	$—	$39,896	$52,702	$92,598
Multi-Manager Emerging Markets Equity
Class A	68,666	39,463	47,292	155,421
Class B	1,138	301	159	1,598
Class C	13,160	7,363	8,315	28,838
Class R	51	23	104	178
Class W	45,839	46,259	50,606	142,704
The expense limitation agreements are contractual through March 1, 2017 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 20, 2016, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Funds or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the period ended October 31, 2016:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Multi-Manager Emerging Markets Equity	69	$1,193,435	1.38%
Multi-Manager International Equity	6	2,539,833	1.40

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Equity Dividend
Class A
10/31/2016	106,597	—	62,882	(611,762)	(442,283)	1,289,010	—	763,064	(7,489,473)	(5,437,399)
10/31/2015	278,201	1,278,434	58,020	(697,228)	917,427	3,683,079	17,312,188	748,003	(9,111,935)	12,631,335
Class B
10/31/2016	68	—	381	(41,220)	(40,771)	820	—	4,618	(507,410)	(501,972)
10/31/2015	151	67,566	1,112	(137,014)	(68,185)	1,973	913,885	14,556	(1,807,490)	(877,076)
Class C
10/31/2016	63,738	—	23,191	(343,441)	(256,512)	774,945	—	279,248	(4,132,935)	(3,078,742)
10/31/2015	38,872	1,027,332	18,590	(420,448)	664,346	505,997	13,827,827	239,330	(5,458,975)	9,114,179
Class I
10/31/2016	96,190	—	11,917	(159,484)	(51,377)	1,156,491	—	144,920	(1,931,305)	(629,894)
10/31/2015	189,618	193,355	9,880	(98,521)	294,332	2,472,809	2,621,890	127,292	(1,281,992)	3,939,999
34

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Equity Dividend (continued)
Class O
10/31/2016	69,116	—	774	(124,025)	(54,135)	832,441	—	9,378	(1,503,226)	(661,407)
10/31/2015	69,847	—	682	(170,575)	(100,046)	912,183	—	8,782	(2,234,348)	(1,313,383)
Class W
10/31/2016	8,609	—	1,865	(11,484)	(1,010)	115,968	—	25,095	(154,069)	(13,006)
10/31/2015	8,990	5,520	1,685	(18,572)	(2,377)	129,361	82,526	24,049	(269,847)	(33,911)
International Core
Class I
10/31/2016	6,093,387	—	913,803	(7,444,171)	(436,981)	53,496,375	—	8,306,468	(67,030,333)	(5,227,490)
10/31/2015	13,845,493	—	3,932,184	(7,135,041)	10,642,636	137,030,098	—	35,822,198	(70,450,828)	102,401,468
Class W
10/31/2016	1,318,762	—	60,880	(733,377)	646,265	11,727,875	—	552,796	(6,591,999)	5,688,672
10/31/2015	2,052,123	—	480,477	(2,988,411)	(455,811)	20,018,852	—	4,377,140	(27,857,897)	(3,461,905)
Multi-Manager Emerging Markets Equity
Class A
10/31/2016	192,659	—	27,983	(547,320)	(326,678)	1,728,885	—	247,371	(4,965,534)	(2,989,278)
10/31/2015	179,499	—	31,199	(554,842)	(344,144)	1,669,137	—	320,100	(5,561,327)	(3,572,090)
Class B
10/31/2016	—	—	—	(7,005)	(7,005)	—	—	—	(63,143)	(63,143)
10/31/2015	—	—	—	(30,494)	(30,494)	—	—	—	(324,219)	(324,219)
Class C
10/31/2016	19,786	—	1,353	(75,000)	(53,861)	181,732	—	11,973	(664,242)	(470,537)
10/31/2015	8,678	—	623	(133,942)	(124,641)	89,363	—	6,391	(1,352,521)	(1,256,767)
Class I
10/31/2016	6,681,182	—	333,513	(11,787,957)	(4,773,262)	58,435,087	—	2,951,587	(105,139,688)	(43,753,014)
10/31/2015	11,992,054	—	243,250	(5,508,877)	6,726,427	119,332,653	—	2,498,181	(54,660,993)	67,169,841
Class R
10/31/2016	7,731	—	—	(1,238)	6,493	63,008	—	—	(11,168)	51,840
10/31/2015	412	—	3	(2,283)	(1,868)	4,254	—	26	(23,536)	(19,256)
Class W
10/31/2016	1,275,150	—	33,945	(986,698)	322,397	11,488,425	—	300,077	(9,130,631)	2,657,871
10/31/2015	2,215,728	—	44,120	(2,530,002)	(270,154)	22,809,081	—	452,231	(23,456,436)	(195,124)
Multi-Manager International Equity
Class I
10/31/2016	16,266,208	—	1,137,366	(17,028,372)	375,202	164,699,335	—	11,714,866	(174,394,546)	2,019,655
10/31/2015	17,224,636	—	2,773,180	(11,998,329)	7,999,487	191,899,761	—	28,979,729	(134,982,452)	85,897,038
NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred.

35

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 10 — SECURITIES LENDING (continued)

The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are by counterparty which are subject to offset under the Agreement as of October 31, 2016:
Voya Global Equity Dividend Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC	$990,222	$(990,222)	$—
Credit Suisse Securities (USA) LLC	535,654	(535,654.14)	—
J.P. Morgan Securities LLC	83,451	(83,450.94)	—
Total	$1,609,327	$(1,609,327)	$—

(1)
Collateral with a fair value of  $1,642,681 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Voya Multi-Manager International Equity Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$90,851	$(90,851)	$—
Citigroup Global Markets Limited	3,638,794	(3,638,794)	—
Credit Suisse Securities (USA) LLC	8,912	(8,912)	—
JP Morgan Securities, Plc.	11,336	(11,336)	—
Morgan Stanley & Co. LLC	293,296	(293,296)	—
Nomura Securities International, Inc.	251,981	(251,981)	—
Societe Generale	2,554,764	(2,554,764)	—
UBS AG	302,564	(302,564)	—
Total	$7,152,498	$(7,152,498)	$—

(1)
Collateral with a fair value of  $7,532,852 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of October 31, 2016:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Global Equity Dividend	$(87,360)	$17,351	$70,009
International Core	—	245,522	(245,522)
Multi-Manager Emerging Markets Equity(1)	(41,200,730)	104,292	41,096,438
Multi-Manager International Equity	—	226,952	(226,952)

(1)
$41,200,730 relates to the expiration of capital loss carryforwards.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended October 31, 2016		Year Ended October 31, 2015
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Global Equity Dividend	$1,807,331	$—	$1,708,329	$—
International Core	3,749,264	5,110,000	16,237,026	23,962,312
Multi-Manager Emerging Markets Equity	3,535,714	—	3,307,133	—
Multi-Manager International Equity	6,749,311	4,965,555	17,754,239	11,225,490

36

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
			Amount	Character	Expiration
Global Equity Dividend	$57,596	$(5,139,534)	$(66,923,767)	Short-term	2017
International Core	5,121,329	2,508,961	(12,609,022)	Short-term	None
			(1,344,709)	Long-term	None
			$(13,953,731)
Multi-Manager Emerging Markets Equity	2,094,657	11,009,889	(19,715,439)	Short-term	None
			(18,192,382)	Long-term	None
			$(37,907,821)
Multi-Manager International Equity	9,077,662	2,824,562	(10,540,976)	Short-term	None
			(12,382,594)	Long-term	None
			$(22,923,570)

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2016, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 12 — REORGANIZATIONS
On November 21, 2014, Global Equity Dividend (“Acquiring Fund”) acquired all of the assets of, and assumed all the liabilities of Voya Global Opportunities Fund (“Acquired Fund”), which is not included in this report, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund on November 6, 2014. The Investment Adviser noted that the Acquiring Fund had superior performance over the 1-year, 3-year, and 5-year periods ended March 31, 2014. In addition, the Adviser noted that the Acquiring Fund had lower gross and net expenses than the Acquired Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on November 1, 2014, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for year ended October 31, 2015, are as follows:
Net investment income	$1,770,638
Net realized and unrealized loss on investments	$(4,990,925)
Net decrease in net assets resulting from operations	$(3,220,287)
Because the combined investment funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since November 21, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Fund’s Capital Loss Carryforwards (000s)	Acquired Fund’s Unrealized Appreciation (000s)	Funds’ Conversion Ratio
$34,758	$72,413	$98,644	$1,680	1.2507
The net assets of the Acquiring Fund after the acquisition were $107,171,010.

37

NOTES TO FINANCIAL STATEMENTS as of October 31, 2016 (continued)

NOTE 13 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2016, the following Funds paid dividends of:
	Net Investment Income	Payable Date	Record Date
International Core
Class I	$0.1388	December 19, 2016	December 15, 2016
Class W	$0.1388	December 19, 2016	December 15, 2016
Multi-Manager Emerging Markets Equity
Class A	$0.0759	December 19, 2016	December 15, 2016
Class B	$—	December 19, 2016	December 15, 2016
Class C	$0.0034	December 19, 2016	December 15, 2016
Class I	$0.1098	December 19, 2016	December 15, 2016
Class R	$0.0595	December 19, 2016	December 15, 2016
Class W	$0.1013	December 19, 2016	December 15, 2016
Multi-Manager International Equity
Class I	$0.1850	December 19, 2016	December 15, 2016
Fund changes: On November 17, 2016, International Core’s Board approved the removal of Wellington Management Company LLP as a sub-adviser to the Fund and the additions of PanAgora Asset Management, Inc.
and Voya Investment Management Co. LLC as sub-advisers to the Fund, with related changes to the Fund’s name, principal investment strategies, and expense structure. All changes become effective on January 20, 2017. The Fund will be renamed “Voya Multi-Manager International Factors Fund,” the new expense limitation agreement, through March 1, 2018, will be 0.75% for Classes I and W and the management fee will be 0.65% on all assets.
On November 17, 2016, Multi-Manager International Equity’s Board approved the removal of J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc. as sub-advisers to the Fund and the addition of Polaris Capital Management, LLC and Wellington Management Company LLP as sub-advisers to the Fund, with related changes to the Fund’s principal investment strategies, effective on January 20, 2017.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

38

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of October 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.2%
		Belgium: 0.4%
9,400		Other Securities	$343,416	0.4
		Canada: 3.6%
61,140		Cenovus Energy, Inc.	882,024	1.1
48,932		Shaw Communications, Inc. - Class B	969,666	1.3
14,904		Other Securities	919,640	1.2
			2,771,330	3.6
		France: 11.1%
26,841		BNP Paribas	1,556,336	2.0
19,229		Casino Guichard Perrachon S.A.	957,243	1.2
21,106		Cie de Saint-Gobain	937,178	1.2
33,237		Eutelsat Communications	696,479	0.9
90,534		Engie SA	1,305,662	1.7
12,466		Sanofi	970,094	1.3
26,700		Total S.A.	1,279,067	1.6
13,123		Vinci S.A.	950,366	1.2
			8,652,425	11.1
		Germany: 0.8%
43,914		Other Securities	635,071	0.8
		Italy: 3.3%
96,064		Assicurazioni Generali S.p.A.	1,240,897	1.6
48,886		ENI S.p.A.	709,450	0.9
243,600		Other Securities	604,523	0.8
			2,554,870	3.3
		Japan: 9.6%
241,600		Mitsubishi UFJ Financial Group, Inc.	1,246,610	1.6
4,800		Murata Manufacturing Co., Ltd.	670,279	0.9
101,700		Nissan Motor Co., Ltd.	1,034,542	1.3
36,000		Sumitomo Mitsui Financial Group, Inc.	1,248,181	1.6
185,600		Other Securities	3,232,292	4.2
			7,431,904	9.6
		Netherlands: 2.8%
63,941		Royal Dutch Shell PLC	1,593,249	2.0
91,800		Other Securities	620,292	0.8
			2,213,541	2.8
		Singapore: 1.1%
224,400		Other Securities	872,642	1.1
		Spain: 1.7%
98,887	@	Telefonica S.A.	1,004,756	1.3
9,712		Other Securities	297,079	0.4
			1,301,835	1.7
		Sweden: 2.3%
83,871		Volvo AB - B Shares	899,592	1.2
133,200		Other Securities	862,536	1.1
			1,762,128	2.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Switzerland: 4.7%
12,117		Novartis AG	$859,914	1.1
3,877		Roche Holding AG	890,476	1.1
49,944		Other Securities	1,923,255	2.5
			3,673,645	4.7
		Taiwan: 1.2%
62,699		Other Securities	955,039	1.2
		United Kingdom: 9.5%
294,505		Barclays PLC	682,314	0.9
126,772		HSBC Holdings PLC	954,741	1.2
14,675		Imperial Brands PLC	709,860	0.9
210,700		Kingfisher PLC	930,755	1.2
27,701		Rio Tinto PLC	963,315	1.2
452,767		Vodafone Group PLC	1,243,451	1.6
343,188		Other Securities	1,917,675	2.5
			7,402,111	9.5
		United States: 44.1%
22,100		Abbott Laboratories	867,204	1.1
15,823		AbbVie, Inc.	882,607	1.1
6,129		Amgen, Inc.	865,170	1.1
13,828		Apple, Inc.	1,570,031	2.0
8,968		Chevron Corp.	939,398	1.2
42,669		Cisco Systems, Inc.	1,309,085	1.7
32,625		Citigroup, Inc.	1,603,519	2.1
20,300		ConAgra Foods, Inc.	978,054	1.3
11,689		Eli Lilly & Co.	863,116	1.1
10,942		Exxon Mobil Corp.	911,687	1.2
36,800	L	Gap, Inc.	1,015,312	1.3
43,530		General Electric Co.	1,266,723	1.6
12,600		Gilead Sciences, Inc.	927,738	1.2
6,100		International Business Machines Corp.	937,509	1.2
25,840		Macy’s, Inc.	942,902	1.2
31,000		Mattel, Inc.	977,430	1.3
8,458		McDonald’s Corp.	952,117	1.2
26,428		Metlife, Inc.	1,241,059	1.6
20,543		Microsoft Corp.	1,230,936	1.6
48,756		Pfizer, Inc.	1,546,053	2.0
10,132		PNC Financial Services Group, Inc.	968,619	1.3
10,954		Procter & Gamble Co.	950,807	1.2
12,600		Wal-Mart Stores, Inc.	882,252	1.1
256,939		Other Securities(a)	9,684,108	12.4
			34,313,436	44.1
		Total Common Stock (Cost $78,725,928)	74,883,393	96.2

39

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of October 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.8%
	Securities Lending Collateralcc: 2.1%
$642,681	Cantor Fitzgerald, Repurchase Agreement dated 10/31/16, 0.35%, due 11/01/16 (Repurchase Amount $642,687, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $655,535, due 11/15/16-08/20/66)	$642,681	0.8
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 10/31/16, 0.37%, due 11/01/16 (Repurchase Amount $1,000,010, collateralized by various U.S. Government Securities, 1.625%-3.625%, Market Value plus accrued interest $1,020,000, due 10/31/21-02/15/44)	1,000,000	1.3
		1,642,681	2.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.7%
2,878,752	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320% (Cost $2,878,752)	2,878,752	3.7
	Total Short-Term Investments (Cost $4,521,433)	4,521,433	5.8
	Total Investments in Securities (Cost $83,247,361)	$79,404,826	102.0
	Liabilities in Excess of Other Assets	(1,532,295)	(2.0)
	Net Assets	$77,872,531	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at October 31, 2016.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $84,537,324.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$4,607,672
Gross Unrealized Depreciation	(9,740,170)
Net Unrealized Depreciation	$(5,132,498)

Sector Diversification	Percentage of Net Assets
Financials	20.1%
Health Care	12.3
Information Technology	12.0
Consumer Discretionary	10.8
Industrials	9.7
Energy	9.2
Consumer Staples	7.3
Materials	5.6
Telecommunication Services	5.1
Utilities	4.1
Short-Term Investments	5.8
Liabilities in Excess of Other Assets	(2.0)
Net Assets	100.0%

40

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of October 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2016
Asset Table
Investments, at fair value
Common Stock
Belgium	$—	$343,416	$—	$343,416
Canada	2,771,330	—	—	2,771,330
France	—	8,652,425	—	8,652,425
Germany	—	635,071	—	635,071
Italy	—	2,554,870	—	2,554,870
Japan	—	7,431,904	—	7,431,904
Netherlands	—	2,213,541	—	2,213,541
Singapore	—	872,642	—	872,642
Spain	—	1,301,835	—	1,301,835
Sweden	—	1,762,128	—	1,762,128
Switzerland	—	3,673,645	—	3,673,645
Taiwan	634,409	320,630	—	955,039
United Kingdom	—	7,402,111	—	7,402,111
United States	34,313,436	—	—	34,313,436
Total Common Stock	37,719,175	37,164,218	—	74,883,393
Short-Term Investments	2,878,752	1,642,681	—	4,521,433
Total Investments, at fair value	$40,597,927	$38,806,899	$—	$79,404,826

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

41

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Core Fund	as of October 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.5%
		Australia: 1.1%
978,990		Other Securities	$3,720,385	1.1
		Belgium: 2.2%
63,118	@	Anheuser-Busch InBev SA/NV	7,244,072	2.1
4,461		Other Securities	271,150	0.1
			7,515,222	2.2
		Brazil: 1.1%
336,649		Other Securities	3,667,478	1.1
		Canada: 7.0%
145,280		Canadian National Railway Co.	9,132,938	2.7
115,140		Imperial Oil Ltd.	3,734,131	1.1
138,540		Magna International, Inc.	5,688,062	1.7
91,480		TransCanada Corp.	4,141,255	1.3
13,730		Other Securities	689,725	0.2
			23,386,111	7.0
		China: 5.1%
62,003	@	Alibaba Group Holding Ltd. ADR	6,305,085	1.9
22,888	@	Baidu, Inc. ADR	4,047,972	1.2
1,838,870		PICC Property & Casualty Co., Ltd.	2,968,126	0.9
2,407,880		Other Securities	3,662,036	1.1
			16,983,219	5.1
		Denmark: 0.1%
11,536		Other Securities	371,788	0.1
		France: 10.2%
101,841		BNP Paribas	5,905,102	1.8
60,496		Capgemini SA	5,010,113	1.5
40,811		Essilor International SA	4,586,093	1.4
80,357		Schneider Electric SE	5,404,042	1.6
105,450		Total S.A.	5,051,596	1.5
19,313		Unibail-Rodamco SE	4,584,252	1.4
36,392		Other Securities	3,442,110	1.0
			33,983,308	10.2
		Germany: 8.8%
75,509		Beiersdorf AG	6,656,880	2.0
19,973		Continental AG	3,836,653	1.1
88,056		Deutsche Wohnen AG	2,876,957	0.9
371,897		E.ON AG	2,725,593	0.8
22,800	#,@	Innogy SE	905,417	0.3
25,982		Siemens AG	2,952,022	0.9
152,763		Vonovia SE	5,385,670	1.6
156,860		Other Securities	4,189,648	1.2
			29,528,840	8.8
		Hong Kong: 1.3%
164,686		Hong Kong Exchanges and Clearing Ltd.	4,353,722	1.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		India: 3.8%
1,030,788		ICICI Bank Ltd.	$4,287,497	1.3
755,470		Other Securities	8,439,612	2.5
			12,727,109	3.8
		Italy: 4.3%
351,542		ENI S.p.A.	5,101,692	1.5
1,418,808		Intesa Sanpaolo SpA - ISP	3,289,766	1.0
635,843		Other Securities	5,993,077	1.8
			14,384,535	4.3
		Japan: 11.4%
326,290		Mitsubishi Electric Corp.	4,414,437	1.3
114,000		Mitsubishi Heavy Industries Ltd.	487,677	0.2
77,870		Nippon Telegraph & Telephone Corp.	3,452,510	1.0
143,850		Seven & I Holdings Co., Ltd.	6,004,203	1.8
151,010		Sumitomo Mitsui Financial Group, Inc.	5,235,772	1.6
120,867		Tokio Marine Holdings, Inc.	4,767,404	1.4
437,437		Other Securities	13,867,049	4.1
			38,229,052	11.4
		Luxembourg: 0.6%
89,159		Other Securities	2,051,210	0.6
		Mexico: 0.5%
277,600		Other Securities	1,555,537	0.5
		Netherlands: 7.6%
82,120	@	AerCap Holdings NV	3,375,953	1.0
97,800		Airbus Group SE	5,807,382	1.8
66,762	@	NXP Semiconductor NV - NXPI - US	6,676,200	2.0
226,721		Unilever NV	9,482,871	2.8
			25,342,406	7.6
		Russia: 0.3%
154,678		Other Securities	841,165	0.3
		South Korea: 3.1%
99,438		SK Hynix, Inc.	3,556,563	1.0
2,758		Samsung Electronics Co., Ltd.	3,944,846	1.2
15,177		Other Securities	3,014,226	0.9
			10,515,635	3.1
		Spain: 2.9%
686,109		Banco Santander SA	3,361,969	1.0
426,116		Repsol SA	5,949,668	1.8
8,911		Other Securities	310,928	0.1
			9,622,565	2.9
		Sweden: 0.7%
137,722		Other Securities	2,502,885	0.7

See Accompanying Notes to Financial Statements
42

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Core Fund	as of October 31, 2016 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Switzerland: 8.2%
1,926,395	@	Glencore PLC	$5,896,925	1.8
135,454		LafargeHolcim Ltd.	7,225,217	2.2
80,066		Novartis AG	5,682,090	1.7
24,441		Zurich Insurance Group AG	6,397,596	1.9
53,573		Other Securities	2,168,721	0.6
			27,370,549	8.2
		Taiwan: 2.9%
1,619,960		Taiwan Semiconductor Manufacturing Co., Ltd.	9,721,958	2.9
		United Kingdom: 12.3%
293,118	@	Anglo American PLC	4,068,262	1.2
68,669		AstraZeneca PLC	3,845,142	1.2
581,640		Aviva PLC	3,151,791	0.9
89,345		British American Tobacco PLC	5,120,647	1.5
552,009		Sky PLC	5,518,595	1.7
163,036		Compass Group PLC	2,950,032	0.9
171,645		CRH PLC - London	5,554,397	1.7
188,519		WPP PLC	4,093,340	1.2
672,796		Other Securities	6,850,694	2.0
			41,152,900	12.3
		Total Common Stock (Cost $313,680,337)	319,527,579	95.5
SHORT-TERM INVESTMENTS: 3.2%
		Mutual Funds: 3.2%
10,767,794		BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320% (Cost $10,767,794)	10,767,794	3.2
		Total Short-Term Investments (Cost $10,767,794)	10,767,794	3.2
		Total Investments in Securities (Cost $324,448,131)	$330,295,373	98.7
		Assets in Excess of Other Liabilities	4,366,072	1.3
		Net Assets	$334,661,445	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

ADR
American Depositary Receipt

Cost for federal income tax purposes is $327,754,425.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$20,332,727
Gross Unrealized Depreciation	(17,791,779)
Net Unrealized Appreciation	$2,540,948

Sector Diversification	Percentage of Net Assets
Financials	17.2%
Information Technology	12.7
Industrials	12.2
Consumer Staples	10.8
Consumer Discretionary	9.4
Energy	9.3
Materials	7.7
Health Care	6.6
Real Estate	6.1
Utilities	1.9
Telecommunication Services	1.6
Short-Term Investments	3.2
Assets in Excess of Other Liabilities	1.3
Net Assets	100.0%

See Accompanying Notes to Financial Statements
43

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Core Fund	as of October 31, 2016 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2016
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$3,720,385	$—	$3,720,385
Belgium	7,244,072	271,150	—	7,515,222
Brazil	3,667,478	—	—	3,667,478
Canada	23,386,111	—	—	23,386,111
China	10,353,057	6,630,162	—	16,983,219
Denmark	—	371,788	—	371,788
France	—	33,983,308	—	33,983,308
Germany	905,417	28,623,423	—	29,528,840
Hong Kong	—	4,353,722	—	4,353,722
India	1,899,735	10,827,374	—	12,727,109
Italy	—	14,384,535	—	14,384,535
Japan	—	38,229,052	—	38,229,052
Luxembourg	—	2,051,210	—	2,051,210
Mexico	1,555,537	—	—	1,555,537
Netherlands	10,052,153	15,290,253	—	25,342,406
Russia	—	841,165	—	841,165
South Korea	—	10,515,635	—	10,515,635
Spain	—	9,622,565	—	9,622,565
Sweden	—	2,502,885	—	2,502,885
Switzerland	—	27,370,549	—	27,370,549
Taiwan	—	9,721,958	—	9,721,958
United Kingdom	—	41,152,900	—	41,152,900
Total Common Stock	59,063,560	260,464,019	—	319,527,579
Short-Term Investments	10,767,794	—	—	10,767,794
Total Investments, at fair value	$69,831,354	$260,464,019	$—	$330,295,373

(1)
For the year ended October 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2016, securities valued at $4,527,550 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
44

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Argentina: 0.8%
147,560		Other Securities	$1,761,975	0.8
		Brazil: 8.7%
307,338	@	B2W Cia Digital	1,501,065	0.7
139,600		BB Seguridade Participacoes SA	1,399,499	0.6
57,530		Cia Brasileira de Distribuicao ADR	1,095,946	0.5
178,376		Itau Unibanco Holding SA ADR	2,128,026	1.0
129,000	@	Petroleo Brasileiro SA ADR	1,505,430	0.7
80,900		Telefonica Brasil SA ADR	1,164,960	0.5
270,759		Tim Participacoes SA	746,453	0.3
56,000		Tim Participacoes SA ADR	775,600	0.4
172,970		Vale SA ADR	1,196,952	0.5
1,042,092		Other Securities	7,781,341	3.5
			19,295,272	8.7
		Chile: 0.3%
92,020		Other Securities	739,386	0.3
		China: 26.4%
38,820	@	Alibaba Group Holding Ltd. ADR	3,947,606	1.8
15,875	@	Baidu, Inc. ADR	2,807,652	1.3
2,909,000		Bank of China Ltd.	1,303,580	0.6
1,727,000		Beijing Enterprises Water Group Ltd.	1,249,223	0.6
2,634,000		China Construction Bank	1,923,470	0.9
26,300		China Lodging Group Ltd. ADR	1,131,163	0.5
253,000		China Mobile Ltd.	2,898,468	1.3
27,900	@	Ctrip.com International Ltd. ADR	1,231,785	0.5
92,400	@	JD.com, Inc. ADR	2,397,780	1.1
5,108		NetEase, Inc. ADR	1,312,705	0.6
812,000		Phoenix Healthcare Group Co. Ltd.	1,290,341	0.6
53,600	@	Sina Corp.	3,866,704	1.7
339,600		Sinopharm Group Co.	1,649,099	0.7
55,100	@	Sohu.com, Inc.	2,062,393	0.9
309,600		Tencent Holdings Ltd.	8,205,123	3.7
363,889		Zhengzhou Yutong Bus Co. Ltd.	1,157,988	0.5
17,147,624		Other Securities	20,202,067	9.1
			58,637,147	26.4
		Egypt: 0.4%
147,090		Other Securities	855,746	0.4
		Georgia: 0.5%
31,572		BGEO Group PLC	1,142,325	0.5
		Hong Kong: 1.8%
666,500	#	WH Group Ltd.	539,796	0.2
1,915,750		Other Securities	3,540,090	1.6
			4,079,886	1.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Hungary: 0.7%
52,822		Other Securities	$1,527,805	0.7
		India: 9.1%
220,745		Reliance Industries Ltd.	3,474,083	1.6
27,356		Reliance Industries Ltd. SPON GDR	867,185	0.4
54,197	#	Syngene International Ltd.	470,869	0.2
122,646		Yes Bank Ltd.	2,328,423	1.0
2,080,972		Other Securities	13,115,741	5.9
			20,256,301	9.1
		Indonesia: 0.6%
1,555,300		Other Securities	1,321,475	0.6
		Kenya: 0.5%
5,095,000		Other Securities	994,941	0.5
		Malaysia: 0.3%
1,330,187		Other Securities	595,158	0.3
		Mexico: 4.5%
22,100		Fomento Economico Mexicano SAB de CV ADR	2,114,307	1.0
44,700		Grupo Televisa SAB ADR	1,096,491	0.5
2,177,989		Other Securities	6,692,103	3.0
			9,902,901	4.5
		Peru: 0.7%
11,050		Credicorp Ltd.	1,642,914	0.7
		Philippines: 0.6%
777,950		Robinsons Retail Holdings, Inc.	1,240,964	0.6
		Poland: 0.7%
86,880		Other Securities	1,520,639	0.7
		Russia: 6.6%
44,253		Lukoil PJSC ADR	2,151,138	1.0
10,330	#	Ros Agro PLC GDR	134,807	0.0
324,362		Rosneft PJSC GDR	1,763,934	0.8
275,328		Sberbank PAO ADR	2,615,616	1.2
38,181	@	X5 Retail Group N.V. GDR	1,139,321	0.5
67,800	@	Yandex NV	1,334,982	0.6
1,757,978		Other Securities	5,470,664	2.5
			14,610,462	6.6
		Singapore: 0.2%
11,800		Other Securities	357,330	0.2
		South Africa: 2.4%
15,922		Naspers Ltd.	2,666,621	1.2
865,712		Other Securities	2,651,903	1.2
			5,318,524	2.4
		South Korea: 13.4%
29,860		LG Display Co., Ltd.	713,941	0.3
1,795		LG Household & Health Care Ltd.	1,284,033	0.6
106,590		LG Uplus Corp.	1,098,539	0.5

45

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2016 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea (continued)
556		Lotte Chilsung Beverage Co., Ltd.	$748,463	0.3
4,848		Lotte Confectionery Co. Ltd.	813,473	0.4
5,686		Samsung Electronics Co., Ltd. GDR	4,000,165	1.8
3,003		Samsung Electronics Co., Ltd.	4,295,276	1.9
6,680		Samsung Life Insurance Co. Ltd.	644,619	0.3
29,360		Shinhan Financial Group Co., Ltd.	1,123,143	0.5
105,600		SK Telecom Co., Ltd. ADR	2,307,360	1.0
200,361		Other Securities	12,777,500	5.8
			29,806,512	13.4
		Spain: 0.6%
69,551		CIE Automotive SA	1,431,840	0.6
		Switzerland: 0.2%
28,500	#,@	Wizz Air Holdings Plc	526,296	0.2
		Taiwan: 9.3%
13,000		Largan Precision Co. Ltd.	1,533,677	0.7
188,000		MediaTek, Inc.	1,425,022	0.6
117,241		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,646,195	1.6
870,000		Taiwan Semiconductor Manufacturing Co., Ltd.	5,221,180	2.4
3,332,533		Other Securities	8,787,010	4.0
			20,613,084	9.3
		Thailand: 3.2%
1,086,500		CP ALL PCL	1,883,337	0.9
5,255,000		Other Securities	5,173,686	2.3
			7,057,023	3.2
		Turkey: 3.3%
760,305		Akbank TAS	2,034,697	0.9
2,719,470		Turkiye Sinai Kalkinma Bankasi AS	1,205,387	0.5
1,799,679		Other Securities	4,186,337	1.9
			7,426,421	3.3
		United Arab Emirates: 0.4%
410,341		Other Securities	825,844	0.4
		United Kingdom: 0.4%
164,559		Other Securities	929,665	0.4
		United States: 0.7%
31,200		Other Securities	1,492,155	0.7
		Vietnam: 0.1%
129,000		Other Securities	235,279	0.1
		Total Common Stock (Cost $204,064,936)	216,145,270	97.4

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 2.1%
	Brazil: 0.5%
61,490	Itau Unibanco Holding S.A.	$741,270	0.4
79,170	Other Securities	241,826	0.1
		983,096	0.5
	Colombia: 0.4%
92,700	Other Securities	943,408	0.4
	Russia: 0.2%
932,890	Other Securities	422,993	0.2
	South Korea: 1.0%
2,009	Samsung Electronics Co., Ltd. - Pref	2,309,888	1.0
	Total Preferred Stock (Cost $4,058,224)	4,659,385	2.1
	Total Long-Term Investments (Cost $208,123,160)	220,804,655	99.5
SHORT-TERM INVESTMENTS: 0.9%
	Mutual Funds: 0.9%
2,042,071	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320% (Cost $2,042,071)	2,042,071	0.9
	Total Short-Term Investments (Cost $2,042,071)	2,042,071	0.9
	Total Investments in Securities (Cost $210,165,231)	$222,846,726	100.4
	Liabilities in Excess of Other Assets	(782,641)	(0.4)
	Net Assets	$222,064,085	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

Cost for federal income tax purposes is $211,837,011.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$27,708,080
Gross Unrealized Depreciation	(16,698,365)
Net Unrealized Appreciation	$11,009,715

46

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2016 (continued)

Sector Diversification	Percentage of Net Assets
Information Technology	27.0%
Financials	18.8
Consumer Discretionary	12.9
Consumer Staples	11.2
Energy	8.1
Telecommunication Services	5.7
Health Care	4.4
Sector Diversification	Percentage of Net Assets
Materials	3.9
Industrials	3.1
Real Estate	2.5
Utilities	1.9
Short-Term Investments	0.9
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2016
Asset Table
Investments, at fair value
Common Stock
Argentina	$1,761,975	$—	$—	$1,761,975
Brazil	19,295,272	—	—	19,295,272
Chile	739,386	—	—	739,386
China	20,751,603	37,885,544	—	58,637,147
Egypt	—	855,746	—	855,746
Georgia	1,142,325	—	—	1,142,325
Hong Kong	—	4,079,886	—	4,079,886
Hungary	—	1,527,805	—	1,527,805
India	4,057,507	16,198,794	—	20,256,301
Indonesia	215,167	1,106,308	—	1,321,475
Kenya	994,941	—	—	994,941
Malaysia	—	595,158	—	595,158
Mexico	9,902,901	—	—	9,902,901
Peru	1,642,914	—	—	1,642,914
Philippines	—	1,240,964	—	1,240,964
Poland	—	1,520,639	—	1,520,639
Russia	10,244,336	4,366,126	—	14,610,462
Singapore	—	357,330	—	357,330
South Africa	1,790,642	3,527,882	—	5,318,524
South Korea	3,786,473	26,020,039	—	29,806,512
Spain	—	1,431,840	—	1,431,840
Switzerland	—	526,296	—	526,296
Taiwan	4,154,632	16,458,452	—	20,613,084
Thailand	—	7,057,023	—	7,057,023
Turkey	790,637	6,635,784	—	7,426,421
United Arab Emirates	413,824	412,020	—	825,844
United Kingdom	—	929,665	—	929,665
United States	1,492,155	—	—	1,492,155
Vietnam	—	235,279	—	235,279
Total Common Stock	83,176,690	132,968,580	—	216,145,270
Preferred Stock	1,926,504	2,732,881	—	4,659,385
Short-Term Investments	2,042,071	—	—	2,042,071
Total Investments, at fair value	$87,145,265	$135,701,461	$—	$222,846,726

(1)
For the year ended October 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2016, securities valued at $2,000,163 and $3,580,473 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

47

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2016 (continued)

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(184,888)
Total	$(184,888)

48

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Australia: 4.0%
189,104		Australia & New Zealand Banking Group Ltd.	$3,993,006	0.8
46,406		Cochlear Ltd.	4,508,867	0.9
1,489,095		Other Securities(a)	12,013,254	2.3
			20,515,127	4.0
		Belgium: 2.1%
62,175	@	Anheuser-Busch InBev SA/NV	7,135,843	1.4
60,071	@	KBC Group NV	3,662,008	0.7
			10,797,851	2.1
		Brazil: 0.6%
277,683		Other Securities	2,882,473	0.6
		Canada: 2.4%
110,790		Suncor Energy, Inc.	3,324,609	0.7
191,096		Other Securities	8,881,374	1.7
			12,205,983	2.4
		Chile: 0.1%
32,979		Other Securities	753,570	0.1
		China: 2.4%
2,011,391		Other Securities(a)	12,559,831	2.4
		Denmark: 2.0%
51,365		Carlsberg A/S	4,627,695	0.9
143,152		Other Securities	5,561,081	1.1
			10,188,776	2.0
		Finland: 1.9%
103,455		Sampo OYJ	4,739,712	0.9
297,441		Other Securities	5,263,094	1.0
			10,002,806	1.9
		France: 8.0%
46,952		Air Liquide SA	4,770,938	0.9
68,276		BNP Paribas	3,958,885	0.8
57,490		Capgemini SA	4,761,164	0.9
137,252		Total S.A.	6,575,074	1.3
59,558		Valeo SA	3,436,803	0.7
50,959		Vinci S.A.	3,690,443	0.7
507,310		Other Securities	14,130,302	2.7
			41,323,609	8.0
		Germany: 5.0%
18,682		Adidas AG	3,069,354	0.6
43,686		SAP SE	3,848,730	0.8
5,047	#,@	Scout24 AG	174,063	0.0
29,843		Siemens AG	3,390,700	0.7
72,319	@	Zalando SE	3,180,220	0.6
245,365		Other Securities	11,949,193	2.3
			25,612,260	5.0
		Hong Kong: 1.8%
1,727,748		Other Securities(a)	8,979,824	1.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India: 0.9%
567,954	Other Securities	$4,793,827	0.9
	Indonesia: 0.2%
1,538,800	Other Securities	833,498	0.2
	Ireland: 0.9%
170,112	Other Securities	4,473,800	0.9
	Israel: 1.1%
133,768	Teva Pharmaceutical Industries Ltd. ADR	5,717,244	1.1
156,318	Other Securities	73,485	0.0
		5,790,729	1.1
	Italy: 1.5%
2,926,008	Other Securities(a)	7,683,559	1.5
	Japan: 21.3%
268,600	Daiwa House Industry Co., Ltd.	7,372,151	1.4
103,700	Don Quijote Holdings Co. Ltd.	3,941,599	0.8
95,300	Japan Tobacco, Inc.	3,623,318	0.7
60,500	Kao Corp.	3,113,120	0.6
160,100	KDDI Corp.	4,865,947	0.9
62,100	Mitsubishi Corp.	1,351,605	0.3
47,600	Mitsubishi Electric Corp.	643,989	0.1
684,000	Mitsubishi UFJ Financial Group, Inc.	3,529,311	0.7
111,800	MS&AD Insurance Group Holdings, Inc.	3,318,986	0.6
82,000	Nippon Telegraph & Telephone Corp.	3,635,621	0.7
93,000	Seven & I Holdings Co., Ltd.	3,881,758	0.8
18,000	Shimano, Inc.	3,077,634	0.6
140,900	Sony Corp.	4,440,921	0.9
107,900	Sumitomo Mitsui Financial Group, Inc.	3,741,076	0.7
41,400	Sumitomo Mitsui Trust Holdings, Inc.	1,396,951	0.3
2,345,200	Other Securities	57,642,468	11.2
		109,576,455	21.3
	Malaysia: 0.1%
369,900	Other Securities	251,303	0.1
	Mexico: 0.1%
60,768	Other Securities	549,950	0.1
	Netherlands: 4.7%
246,528	ING Groep NV	3,236,193	0.6
363,098	Royal Dutch Shell PLC - Class A	9,043,732	1.7
17,853	Royal Dutch Shell PLC - Class B	460,476	0.1
90,306	Wolters Kluwer NV	3,492,173	0.7

49

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2016 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands (continued)
813,635		Other Securities	$8,027,587	1.6
			24,260,161	4.7
		Norway: 0.8%
529,365		Other Securities(a)	4,224,708	0.8
		Philippines: 0.2%
2,706,100		Other Securities	796,601	0.2
		Portugal: 0.4%
125,635		Other Securities	2,158,811	0.4
		Singapore: 0.5%
177,493		Other Securities	2,394,491	0.5
		South Africa: 0.8%
187,899		Other Securities	4,301,778	0.8
		South Korea: 1.3%
1,293		Samsung Electronics Co., Ltd.	1,849,415	0.4
8,550		Samsung Fire & Marine Insurance Co. Ltd.	2,175,128	0.4
3,357		Other Securities	2,398,155	0.5
			6,422,698	1.3
		Spain: 1.8%
2,308,576		Other Securities	9,274,590	1.8
		Sweden: 3.5%
197,857		Assa Abloy AB	3,595,745	0.7
297,750		Svenska Handelsbanken AB	4,059,263	0.8
534,918		Other Securities(a)	10,542,416	2.0
			18,197,424	3.5
		Switzerland: 5.9%
60,433		Nestle S.A.	4,382,233	0.8
107,440		Novartis AG	7,624,757	1.5
17,636		Roche Holding AG	4,050,667	0.8
90,316		Wolseley PLC	4,684,662	0.9
102,084		Other Securities	9,532,093	1.9
			30,274,412	5.9
		Taiwan: 1.7%
159,000		Taiwan Semiconductor Manufacturing Co., Ltd.	954,216	0.2
251,288		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	7,815,057	1.5
			8,769,273	1.7
		Thailand: 0.1%
195,100		Other Securities	460,173	0.1
		Turkey: 0.3%
612,375		Other Securities	1,666,357	0.3
		United Arab Emirates: 0.1%
25,807		Other Securities	463,028	0.1
		United Kingdom: 16.8%
49,465	@	ASOS PLC	3,175,352	0.6
572,854	#,@	Auto Trader Group PLC	2,624,525	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom (continued)
255,957		BHP Billiton PLC	$3,848,859	0.7
112,645		British American Tobacco PLC	6,456,045	1.3
60,588	#,@	ConvaTec Group PLC	185,400	0.0
449,843		Prudential PLC	7,340,957	1.4
194,723		Relx PLC	3,475,848	0.7
125,279		Shire PLC	7,073,620	1.4
107,229		Unilever PLC	4,476,743	0.9
1,297,390		Vodafone Group PLC	3,563,072	0.7
5,357,991		Other Securities	44,294,928	8.6
			86,515,349	16.8
		United States: 2.0%
33,105		Aon PLC	3,669,027	0.7
7,799	@	Mettler Toledo International, Inc.	3,151,420	0.6
127,172		Other Securities	3,523,708	0.7
			10,344,155	2.0
		Total Common Stock (Cost $491,519,064)	500,299,240	97.3
PREFERRED STOCK: 0.1%
		Brazil: 0.1%
29,240		Other Securities	352,492	0.1
		United States: 0.0%
7,397		Other Securities	82,008	0.0
		Total Preferred Stock (Cost $419,655)	434,500	0.1
		Total Long-Term Investments (Cost $491,938,719)	500,733,740	97.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc: 1.5%
$1,789,095	Cantor Fitzgerald, Repurchase Agreement dated 10/31/16, 0.35%, due 11/01/16 (Repurchase Amount $1,789,112, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,824,877, due 11/15/16-08/20/66)	1,789,095	0.3

50

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
$376,472	Citigroup, Inc., Repurchase Agreement dated 10/31/16, 0.34%, due 11/01/16 (Repurchase Amount $376,476, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $384,001, due 11/15/16-11/01/46)	$376,472	0.1
1,789,095	Daiwa Capital Markets, Repurchase Agreement dated 10/31/16, 0.34%, due 11/01/16 (Repurchase Amount $1,789,112, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,824,877, due 11/10/16-02/01/49)	1,789,095	0.4
1,789,095	Millenium Fixed Income Ltd., Repurchase Agreement dated 10/31/16, 0.37%, due 11/01/16 (Repurchase Amount $1,789,113, collateralized by various U.S. Government Securities, 1.625%-3.625%, Market Value plus accrued interest $1,824,877, due 10/31/21-02/15/44)	1,789,095	0.3
1,789,095	Nomura Securities, Repurchase Agreement dated 10/31/16, 0.34%, due 11/01/16 (Repurchase Amount $1,789,112, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,824,877, due 11/03/16-09/20/66)	1,789,095	0.4
		7,532,852	1.5
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.6%
7,887,861	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320%	$7,887,861	1.5
441,174	T. Rowe Price Reserve Investment Fund, 0.340%††	441,174	0.1
	Total Mutual Funds (Cost $8,329,035)	8,329,035	1.6
	Total Short-Term Investments (Cost $15,861,887)	15,861,887	3.1
	Total Investments in Securities (Cost $507,800,606)	$516,595,627	100.5
	Liabilities in Excess of Other Assets	(2,544,239)	(0.5)
	Net Assets	$514,051,388	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of October 31, 2016.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

ADR
American Depositary Receipt

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $513,705,515.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$44,974,740
Gross Unrealized Depreciation	(42,084,628)
Net Unrealized Appreciation	$2,890,112

51

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2016 (continued)

Sector Diversification	Percentage of Net Assets
Financials	19.3%
Consumer Discretionary	16.1
Industrials	15.0
Consumer Staples	11.7
Health Care	9.2
Information Technology	7.9
Energy	5.6
Sector Diversification	Percentage of Net Assets
Materials	5.3
Telecommunication Services	3.5
Real Estate	2.2
Utilities	1.6
Short-Term Investments	3.1
Liabilities in Excess of Other Assets	(0.5)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2016
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$20,515,127	$—	$20,515,127
Belgium	7,135,843	3,662,008	—	10,797,851
Brazil	2,882,473	—	—	2,882,473
Canada	12,205,983	—	—	12,205,983
Chile	753,570	—	—	753,570
China	7,826,268	4,733,563	—	12,559,831
Denmark	—	10,188,776	—	10,188,776
Finland	—	10,002,806	—	10,002,806
France	—	41,323,609	—	41,323,609
Germany	—	25,612,260	—	25,612,260
Hong Kong	2,211,033	6,768,791	—	8,979,824
India	—	4,793,827	—	4,793,827
Indonesia	328,790	504,708	—	833,498
Ireland	2,421,953	2,051,847	—	4,473,800
Israel	5,790,729	—	—	5,790,729
Italy	—	7,683,559	—	7,683,559
Japan	—	109,576,455	—	109,576,455
Malaysia	251,303	—	—	251,303
Mexico	549,950	—	—	549,950
Netherlands	475,000	23,785,161	—	24,260,161
Norway	—	4,224,708	—	4,224,708
Philippines	—	796,601	—	796,601
Portugal	—	2,158,811	—	2,158,811
Singapore	—	2,394,491	—	2,394,491
South Africa	1,598,647	2,703,131	—	4,301,778
South Korea	—	6,422,698	—	6,422,698
Spain	444,419	8,830,171	—	9,274,590
Sweden	—	18,197,424	—	18,197,424
Switzerland	—	30,274,412	—	30,274,412
Taiwan	7,815,057	954,216	—	8,769,273
Thailand	—	460,173	—	460,173
Turkey	—	1,666,357	—	1,666,357
United Arab Emirates	—	463,028	—	463,028
United Kingdom	3,693,513	82,821,836	—	86,515,349
United States	10,071,565	272,590	—	10,344,155
Total Common Stock	66,456,096	433,843,144	—	500,299,240
Preferred Stock	352,492	—	82,008	434,500
Short-Term Investments	8,329,035	7,532,852	—	15,861,887
Total Investments, at fair value	$75,137,623	$441,375,996	$82,008	$516,595,627
52

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2016 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2016
Other Financial Instruments+
Forward Foreign Currency Contracts	—	507,448	—	507,448
Futures	51,258	—	—	51,258
Total Assets	$75,188,881	$441,883,444	$82,008	$517,154,333
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(543,681)	$—	$(543,681)
Total Liabilities	$—	$(543,681)	$—	$(543,681)

(1)
For the year ended October 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2016, securities valued at $2,450,971 and $4,787,573 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2016, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Equity Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
ANZ Bank	EU Euro	581,673	Buy	11/30/16	654,431	639,248	$(15,183)
ANZ Bank	British Pound	321,196	Buy	11/30/16	418,632	393,357	(25,275)
ANZ Bank	EU Euro	406,576	Buy	11/30/16	458,433	446,820	(11,613)
ANZ Bank	British Pound	410,762	Buy	11/30/16	536,942	503,044	(33,898)
ANZ Bank	EU Euro	179,381	Buy	11/30/16	200,913	197,137	(3,776)
ANZ Bank	Japanese Yen	42,247,422	Buy	11/30/16	409,236	403,223	(6,013)
Citibank N.A., London	British Pound	307,016	Buy	11/30/16	399,876	375,991	(23,885)
Deutsche Bank AG, London	Japanese Yen	45,843,087	Buy	11/30/16	437,541	430,902	(6,639)
Goldman Sachs International	British Pound	399,252	Buy	11/30/16	491,387	488,949	(2,438)
Goldman Sachs International	British Pound	220,543	Buy	11/30/16	286,257	270,091	(16,166)
Goldman Sachs International	British Pound	370,924	Buy	11/30/16	492,290	454,256	(38,034)
Goldman Sachs International	Swiss Franc	2,424,225	Buy	11/30/16	2,527,287	2,453,342	(73,945)
Goldman Sachs International	Swedish Krona	6,876,316	Buy	11/30/16	822,007	762,268	(59,739)
Goldman Sachs International	British Pound	216,860	Buy	11/30/16	285,013	265,581	(19,432)
Merrill Lynch International, London	Australian Dollar	5,440,350	Buy	11/30/16	4,137,517	4,135,476	(2,041)
Standard Chartered Bank PLC	Swedish Krona	6,940,695	Buy	11/30/16	769,405	743,446	(25,959)
Standard Chartered Bank PLC	British Pound	771,911	Buy	11/30/16	1,026,389	945,330	(81,059)
Standard Chartered Bank PLC	Japanese Yen	48,797,005	Buy	11/30/16	488,790	465,734	(23,056)
State Street Bank and Trust Co.	Hong Kong Sar Dollar	4,593,142	Buy	11/30/16	592,939	592,325	(614)
State Street Bank and Trust Co.	Japanese Yen	44,664,262	Buy	11/30/16	446,460	426,290	(20,170)
State Street Bank and Trust Co.	Singapore Dollar	1,869,892	Buy	11/30/16	1,382,016	1,344,327	(37,689)
Toronto-Dominion Bank, London	British Pound	475,086	Buy	11/30/16	586,977	581,819	(5,158)
Toronto-Dominion Bank, London	Japanese Yen	105,356,506	Buy	11/30/16	1,017,456	1,005,557	(11,899)
							$(543,681)

53

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2016 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
ANZ Bank	Japanese Yen	46,582,505	Sell	11/30/16	460,554	444,598	$15,956
ANZ Bank	Japanese Yen	106,109,896	Sell	11/30/16	1,050,427	1,012,747	37,680
ANZ Bank	EU Euro	389,742	Sell	11/30/16	436,126	428,320	7,806
ANZ Bank	Japanese Yen	18,456,925	Sell	11/30/16	178,699	176,159	2,540
ANZ Bank	EU Euro	179,046	Sell	11/30/16	201,096	196,769	4,327
ANZ Bank	EU Euro	175,783	Sell	11/30/16	197,431	193,182	4,249
Barclays Bank PLC	British Pound	423,000	Sell	12/07/16	540,026	518,139	21,887
Barclays Bank PLC	Canadian Dollar	1,585,392	Sell	11/30/16	1,228,582	1,182,187	46,395
Citibank N.A., London	EU Euro	214,930	Sell	11/30/16	242,088	236,204	5,884
Citibank N.A., London	EU Euro	4,674,917	Sell	11/30/16	5,301,160	5,137,652	163,508
Citibank N.A., London	British Pound	609,887	Sell	11/30/16	807,783	746,906	60,877
Credit Suisse International	Swiss Franc	377,230	Sell	11/30/16	391,203	381,761	9,442
Credit Suisse International	EU Euro	177,612	Sell	11/30/16	200,798	195,193	5,605
Credit Suisse International	EU Euro	449,081	Sell	11/30/16	502,390	493,532	8,858
Goldman Sachs International	Japanese Yen	97,499,241	Sell	11/30/16	952,439	930,564	21,875
Goldman Sachs International	Swiss Franc	258,100	Sell	11/30/16	266,116	261,199	4,917
HSBC Bank PLC	Japanese Yen	54,298,000	Sell	11/22/16	522,190	518,103	4,087
Merrill Lynch International, London	British Pound	487,566	Sell	11/30/16	622,258	597,104	25,154
Standard Chartered Bank PLC	EU Euro	978,176	Sell	11/30/16	1,093,066	1,074,999	18,067
Standard Chartered Bank PLC	EU Euro	277,448	Sell	11/30/16	313,027	304,911	8,116
State Street Bank and Trust Co.	EU Euro	390,867	Sell	11/30/16	437,003	429,556	7,447
State Street Bank and Trust Co.	EU Euro	322,809	Sell	11/30/16	363,676	354,761	8,915
State Street Bank and Trust Co.	EU Euro	395,386	Sell	11/30/16	448,378	434,522	13,856
							$507,448

At October 31, 2016, the following futures contracts were outstanding for Voya Multi-Manager International Equity Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
EURO STOXX 50® Index	15	12/16/16	$502,717	$12,889
FTSE 100 Index	5	12/16/16	424,057	18,787
Tokyo Price Index (TOPIX)	3	12/08/16	399,065	19,582
			$1,325,839	$51,258

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$507,448
Equity contracts	Net Assets — Unrealized appreciation*	51,258
Total Asset Derivatives		$558,706
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$543,681
Total Liability Derivatives		$543,681

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

54

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2016 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$(341,625)	$(341,625)
Foreign exchange contracts	866,234	—	866,234
Total	$866,234	$(341,625)	$524,609

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$51,258	$51,258
Foreign exchange contracts	125,552	—	125,552
Total	$125,552	$51,258	$176,810

*
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2016:
	ANZ Bank	Barclays Bank PLC	Citibank N.A., London	Credit Suisse International	Deutsche Bank AG, London	Goldman Sachs International	HSBC Bank PLC	Merrill Lynch International, London	Standard Chartered Bank PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank, London	Totals
Assets:
Forward foreign currency contracts	$72,558	$68,282	$230,269	$23,905	$—	$26,792	$4,087	$25,154	$26,183	$30,218	$—	$507,448
Total Assets	$72,558	$68,282	$230,269	$23,905	$—	$26,792	$4,087	$25,154	$26,183	$30,218	$—	$507,448
Liabilities:
Forward foreign currency contracts	$95,758	$—	$23,885	$—	$6,639	$209,754	$—	$2,041	$130,074	$58,473	$17,057	$543,681
Total Liabilities	$95,758	$—	$23,885	$—	$6,639	$209,754	$—	$2,041	$130,074	$58,473	$17,057	$543,681
Net OTC derivative instruments by counterparty, at fair value	$(23,200)	$68,282	$206,384	$23,905	$(6,639)	$(182,962)	$4,087	$23,113	$(103,891)	$(28,255)	$(17,057)	$(36,233)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(23,200)	$68,282	$206,384	$23,905	$(6,639)	$(182,962)	$4,087	$23,113	$(103,891)	$(28,255)	$(17,057)	$(36,233)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

55

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2016 were as follows:
Fund Name	Type	Per Share Amount
Voya Global Equity Dividend Fund
Class A	NII	$0.2971
Class B	NII	$0.1907
Class C	NII	$0.2056
Class I	NII	$0.3284
Class O	NII	$0.2977
Class W	NII	$0.3275
Voya International Core Fund
Class I	NII	$0.1040
Class W	NII	$0.1022
All Classes	LTCG	$0.1415
Fund Name	Type	Per Share Amount
Voya Multi-Manager Emerging Markets Equity Fund
Class A	NII	$0.1012
Class B	NII	$—
Class C	NII	$0.0286
Class I	NII	$0.1339
Class R	NII	$—
Class W	NII	$0.1211
Voya Multi-Manager International Equity Fund
Class I	NII	$0.1374
Class I	LTCG	$0.1011

NII - Net investment income
LTCG - Long-term capital gain
Of the ordinary distributions made during the year ended October 31, 2016, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Global Equity Dividend	64.97%
Multi-Manager International Equity	0.93%
For the year ended October 31, 2016, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Global Equity Dividend	100.00%
International Core	100.00%
Multi-Manager Emerging Markets Equity	100.00%
Multi-Manager International Equity	100.00%
The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
International Core	$5,110,000
Multi-Manager International Equity	$4,965,555
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2016. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Global Equity Dividend	$97,419	$0.0156	59.90%
International Core	$623,143	$0.0169	100.00%
Multi-Manager Emerging Markets Equity	$500,396	$0.0225	87.97%
Multi-Manager International Equity	$873,833	$0.0176	96.08%

*
None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

56

TAX INFORMATION (Unaudited) (continued)

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
57

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	147	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	147	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	147	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	November 2007 – Present	Retired.	147	First Marblehead Corporation (September 2003 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	147	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013 – Present	Retired.	147	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2005 – Present	Retired.	147	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	147	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	147	None.
58

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	147	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	February 2002 – Present	Retired.	147	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	147	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2016.

(3)
Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

59

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

TRUSTEE AND OFFICER INFORMATION
Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	February 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	May 1999 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	February 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
60

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

61

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Mutual Funds (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Global Equity Dividend Fund, Voya International Core Fund, Voya Multi-Manager Emerging Markets Equity Fund, and Voya Multi-Manager International Equity Fund (collectively, the “Funds”), as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Funds’ existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve investment management contracts (the “Management Contracts”) between Voya Investments, LLC (“Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Fund (the “Sub-Adviser”) effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board’s scheduled meeting to further discuss the annual renewal/approval). In addition to the Board meeting on October 18, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.
At its October 18, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Funds effective through November 30, 2016. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Fund have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Fund, have chosen the Fund as an investment.
Overview of the Contract Renewal and Approval Process
The Board follows a structured process pursuant to which it seeks, considers, reviews, and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for Voya funds, including the Funds’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”).
Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.
The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment

62

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

performance of the Adviser and Sub-Adviser(s), as well as the oversight by the Adviser of the performance of the Sub-Adviser(s). The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Morningstar, Inc. (“Morningstar”) category average and/or median, as applicable.
The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in developing Selected Peer Groups for each Fund and providing certain information regarding these peer groups. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of investment management and sub-advisory arrangements (including the Funds’ Management and Sub-Advisory Contracts). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.
The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Management and Sub-Advisory Contracts at its October 18, 2016
meeting that would be effective through November 30, 2016. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser(s). This included information regarding the Adviser and Sub-Adviser(s) provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Funds. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Fund. The Adviser conducts day-to-day oversight of the Funds’ operations and risks but may delegate certain management responsibilities to one or more Sub-Advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Funds.
The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the October 18, 2016 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund (and, if managed by more than one Sub-Adviser, of the individual sleeves of the Fund) and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser(s) to the Funds to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser(s) (or the parent company of certain unaffiliated sub-advisers); (8) a draft of a narrative summary

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Fund’s) investment management and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.
For each Fund, Class A or Class I shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class A or Class I shares generally were selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Funds’ Selected Peer Groups were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Groups.
In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser(s) under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser(s) provide to the applicable Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser(s), the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser(s) and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser(s) based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.
The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Fund in the Voya funds. The Board noted that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Fund.
The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to its Selected Peer Group, Morningstar category average and/or median, and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by MR&S is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Funds managed by certain sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Advisers and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Funds also benefit from the services of the IRMD, under the leadership of the Chief

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.
The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser(s) and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.
In considering the Funds’ Management Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.
The Board requested and considered information regarding the staffing of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser(s), and evaluated the compensation arrangements for each Fund’s portfolio management team. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the Voya funds) by the Adviser and Sub-Adviser(s), and whether those resources are commensurate with the needs of the Funds and are sufficient to provide high-quality services to the Funds. The Board also considered the financial stability of the Adviser and the Sub-Adviser(s).
Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.
Fund Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund’s Morningstar category average and/or median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.
In addition, the Board also considered at its October 18, 2016 meeting certain additional data regarding performance and Fund asset levels as of August 31, 2016. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser(s) as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers, which the Board monitors over time. The Board also considered that some of the Funds that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds’ investment performance.
Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser(s) to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser(s) for these differences. For non-Voya-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Adviser(s) (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates, Profitability and Fall-out Benefits
The Board reviewed and considered each contractual management fee rate payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual management fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.
The Board requested information regarding and considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser(s) and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser(s) are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and each Voya-Affiliated Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties for distribution services. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Fund) pays the sub-advisory fees earned by a non-Voya-affiliated Sub-Adviser. In addition, the Board noted that many of the Funds’ Sub-Advisers had previously represented that they had not accounted for their profits on an account-by-account basis.
Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.
In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.
In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and each Sub-Adviser primarily on the factors described for each Fund below.
Fund-by-Fund Analysis
The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its October 18, 2016 meeting in relation to approving each Fund’s Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and/or average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Global Equity Dividend Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Equity Dividend Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund underperformed its Morningstar category average for the all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the one-year period, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the three-year and ten-year periods.
In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Fund’s performance during certain periods; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the period between November 17, 2016 and November 30, 2016. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya International Core Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya International Core Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the one-year and the five-year periods, and the third quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the period between November 17, 2016 and November 30, 2016. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager Emerging Markets Equity Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Multi-Manager Emerging Markets Equity Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund underperformed its Morningstar category average for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for all periods presented.
In analyzing this performance data, the Board took into account: (1) that an additional Sub-Adviser was added in August 2015 and Management’s expectation that performance will improve; (2) Management’s discussion of the impact that differences between the factors underlying the composition of the Fund’s investment portfolio and those underlying its Morningstar category had on the Fund’s performance relative to this Morningstar category; (3) Management’s confidence in the ability of each Sub-Adviser to execute the Fund’s investment objective; and (4) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the period between November 17, 2016 and November 30, 2016. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager International Equity Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Multi-Manager International Equity Fund, the Board considered

68

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date, one-year and five-year periods, and the third quintile for the three-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the period between November 17, 2016 and November 30, 2016. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

69

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
166210         (1016-122016)

Annual Report

October 31, 2016

Classes A, B, C, I, O, R, R6 and W

■  Voya Global Real Estate Fund
■  Voya International Real Estate Fund

E-Delivery Sign-up — details inside
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	10
Report of Independent Registered Public Accounting Firm	11
Statements of Assets and Liabilities	12
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Summary Portfolios of Investments	27
Tax Information	33
Trustee and Officer Information	34
Advisory Contract Approval Discussion	38

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Surprise! Surprise?

Dear Shareholder,

As the outcome of the U.S. presidential election became clear, financial markets, which had priced in the likelihood of a Hillary Clinton victory, adjusted rapidly to a surprise Donald Trump win. After an initial sell-off, stock markets began to recover as “animal spirits” saw encouragement in the “growth-friendly” tone of the president-elect’s agenda. The U.S. Treasury yield curve experienced a massive “bear steepener” as longer maturity bonds underperformed shorter maturities. The likelihood of higher after-tax returns, stronger growth, somewhat tighter monetary policy and higher inflation drove bond yields and the U.S. dollar higher.

Two days before Thanksgiving, the Dow Jones Industrial Average was up about 4.0% for the quarter; the S&P 500® Index had gained a more modest 1.7%. Small-capitalization stocks were ahead of large- and mid-cap stocks; markets in Asia and Europe were down. A widely watched bond market gauge, the Bloomberg Barclays U.S. Aggregate Index, had fallen more than 3%.

With the Republicans soon to be in control of the executive branch and congress, the likelihood of significant policy change is high. We believe investors should focus on four key points: tax policy, deregulation, fiscal spending and trade policy. Tax reform under the new administration will revolve around large tax cuts, which we expect will have a near-term, positive impact on the economy. Deregulation will benefit corporate fundamentals, particularly within the banking sector. We believe fiscal spending increases will have near-term, positive effects on growth and inflation; but when paired with tax cuts, higher fiscal spending increases concerns about long-term budget deficits. Protectionist trade policies would lead to higher inflation as tariffs increase the cost of imports. Uncertainty around trade deals, rising funding costs and a stronger dollar present headwinds to growth within emerging markets.

We would caution against big moves in portfolios on news and instead incorporate policy into a broader view on risk assets, growth and the inflation outlook. In this post-election world, it’s especially important to vet decisions that could impact your long-term potential for investment success. Keep your portfolio well diversified, and before taking any action, thoroughly discuss with your investment advisor your circumstances and possible responses.

We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
November 22, 2016

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2016

In our semi-annual report we described how intensifying global concerns had driven down the prices of risk assets well into February. The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016. However, in the U.S., apart from employment, economic progress looked sluggish. In the rest of the developed world negative bond yields were increasingly common, created by central banks in Europe and Japan, even as the FOMC seemed headed in the opposite direction. This “policy divergence” among increasingly powerless central banks was surely untenable.

China was an ongoing concern with declining growth, policy missteps including a bungled currency devaluation and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.

Many indices seemed to reach their nadir on February 11 before rebounding, with no specific catalyst evident. At around this time the FOMC was toning down its expectations for further interest rate increases and signs of stabilization in China were emerging. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, down nearly 14% for the fiscal year on February 11, regained almost 13% by April 29 to end the fiscal half-year down just 2.63%. With some turmoil along the way, the Index managed to build on this recovery to end up 1.75% for the fiscal year. (The Index returned 1.18% for the year ended October 31, 2016, measured in U.S. dollars.)

Early in the second half there were still many who doubted the sustainability of the rebound in asset prices. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as faint U.S. GDP growth in late 2015 and early 2016 would soon improve and employment was nearly full.

A surprisingly weak U.S. employment report on June 3 put paid to a rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.

Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized growth of just 1.1% in gross domestic product concealed real final sales growth of 2.4%. By the end of August, Federal Reserve Vice Chair Stanley Fischer was again warning of two interest rate increases before year end. In the event the FOMC did not act in September in the wake of a less strong employment report and listless purchasing managers’ indices, but gave a broad hint that they would do so in December.

Towards the end of the fiscal year one notable trend was the increase in government bond yields. There were various reasons. In the U.S. a rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at 2.9%. In the euro zone, it was feared that the European Central Bank would “taper” its bond buying as the official end to the program in March 2017 drew closer. In the U.K., the weakening pound and attendant surge in inflation made government bonds less attractive. Rising bond yields tend to mute the attractiveness of stocks and the Index ended October a little below its level on August 31.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 4.37% in the fiscal year. The Bloomberg Barclays U.S. Treasury Bond sub-index added 3.32%, but its long-term subsector advanced 9.11% as the yield curve flattened, despite the late partial reversal. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index rose 7.23%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 10.16%.

U.S. equities, represented by the S&P 500® index including dividends, rose 4.51% in the fiscal year. For the period as a whole, high-yielding “bond-proxy” sectors like utilities and telecoms were strong, returning 17.11% and 10.75% respectively. In the later months those sectors weakened, in favor of technology in particular, which returned 10.83% for the year. S&P 500® companies’ earnings per share recorded their fifth straight year-over-year decline in the second quarter of 2016.

In currencies the dollar added just 0.66% against the euro, moving in a narrow range throughout the period. The dollar gained 26.78% on the pound, practically all of it after Britain’s vote to leave the EU, but lost 13.17% to the yen, on increasing skepticism that “Abenomics” would succeed in weakening that currency.

In international markets, the MSCI Japan® Index dropped 10.14%, For stocks, a persistently strong yen was a negative influence as it depressed the value of non-yen export earnings. The MSCI Europe ex UK® Index lost 5.40%, more than accounted for by losses in financials and health care. Financials were weighed by low or negative interest rates and a flat yield curve. Health care, after a sustained period of strength, suffered from profit taking and concerns about drug pricing pressure. The MSCI UK® Index climbed 13.55%, its big multinational members like Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA/NAREIT Developed Net Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

FTSE EPRA/NAREIT Developed ex-US Net Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) outside the United States. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

VOYA GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2016 (as a percentage of net assets)

United States	56.4%
Japan	13.3%
France	6.9%
Australia	6.9%
Hong Kong	6.8%
United Kingdom	3.9%
Germany	2.7%
Netherlands	1.1%
Sweden	0.7%
Singapore	0.6%
Spain	0.3%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Global Real Estate Fund (the “Fund”) seeks to provide investors with high total return consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Steven D. Burton, CFA, Co-Chief Investment Officer, and Joseph P. Smith, CFA, President and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of –1.15%, compared to the FTSE EPRA/NAREIT Developed Net Index and S&P 500® Index, which returned 2.48% and 4.51%, respectively, for the same period.

Portfolio Specifics: Global real estate shares, as measured by the FTSE EPRA/NAREIT Developed Net Index, generated a return of 2.48% over the past twelve months as positive performance in the Asia-Pacific and the Americas regions was tempered by negative returns in the European region, which was impacted by the negative performance of the U.K. markets following the Brexit vote. From a fundamental standpoint, real estate stocks continue to benefit from a favorable environment of limited new supply, improving demand for real estate space, which has led to higher occupancies, rents, property values and access to attractively-priced capital.

While global economic forecasts have generally been revised down in recent months, there are offsetting positive indicators, particularly in the U.S., which have shown firming employment numbers and a recovering housing market. We believe the moderate pace of economic activity, combined with subdued development starts, a low inflation/low interest rate environment, and a wide spread between initial yields on real estate and high quality bonds should support investor demand for real estate. We believe central bank policy will generally remain accommodative despite a probable 25 basis point increase in the federal funds rate in December. We expect continued monetary stimulus to help mitigate any economic slowdown and believe listed property company earnings will generally be unaffected in this environment, with stable to improving occupancies, higher rents, and active transaction markets.

While global risks have become more elevated in the aftermath of the Brexit vote, we continue to believe any meaningful volatility creates a potential opportunity to buy high-quality real estate companies with visible earnings at discounted prices. The spread between capitalization rates and 10-year sovereign bond yields remains at historically wide levels and suggests that there is plenty of “cushion” should bond yields ultimately increase.

Top Ten Holdings as of October 31, 2016 (as a percentage of net assets)
Simon Property Group, Inc.	5.0%
Sun Hung Kai Properties Ltd.	3.6%
ProLogis, Inc.	3.1%
Welltower, Inc.	3.0%
General Growth Properties, Inc.	3.0%
Equity Residential	2.7%
Vornado Realty Trust	2.7%
Klepierre	2.6%
Kimco Realty Corp.	2.5%
Mitsui Fudosan Co., Ltd.	2.5%
Portfolio holdings are subject to change daily.

Low levels of new construction globally are also a positive in a slowing world and suggest that owners of existing properties should continue to enjoy some degree of improved pricing power. We believe that with expected earnings growth in the 6% range for this year and next, dividends growing at a slightly higher pace than earnings, and many listed property companies trading at a discount to private market values, listed real estate remains attractively valued versus the private market and continues to offer investors an investment option supported by current income via the dividend.

The Fund trailed the FTSE EPRA/NAREIT Developed Net Index during the period, due primarily to positioning in the U.S. Positioning in the U.K. following the Brexit vote also detracted from relative performance during the period. U.S. stock selection has been challenged by an investment environment which favors dividend yield over any other valuation metrics. Our Fund positioning in the U.S. has favored higher-growth companies, many of which have lower dividend yields. As a result, Fund holdings in the apartment and office sectors have underperformed and overshadowed positive stock selection in the net lease and storage sectors. The negative impact from the Brexit referendum vote has been a notable contributor to relative underperformance for the year. We began the year with a modest underweight to the U.K. and shifted to an overweight in May because the stocks looked exceptionally cheap relative to private market values and we did not believe the “Leave” vote would prevail. This move was additive to relative performance until the unexpected Brexit vote, after which time our U.K. holdings underperformed. Positioning in the Asia-Pacific region was a modest drag on relative performance due to positioning in Tokyo-focused developers, which have underperformed despite clear evidence of improving property fundamentals. This more than offset the benefit of positive stock selection in Hong Kong and Australia.

Current Strategy and Outlook: In the Asia-Pacific region, we like Australia and Japan. Australian investments are benefiting from an attractive combination of yield and growth, plus mergers and acquisitions activity which has recently increased given wide access to

4

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL REAL ESTATE FUND

attractively priced capital by quality institutional investors, including listed real estate companies. In Japan, we prefer companies with exposure to the Tokyo office market, which continues to experience improved rental growth as vacancies approach the 4% threshold at which landlords enjoy increasing pricing power. We also like Japanese retail in urban locations, which is benefiting from strong inbound tourism and consumer spending, as well as J-REITs with access to robust acquisition pipelines from their sponsors. We remain cautious in Hong Kong and Singapore as the result of the indirect impact of weaker demand from mainland China, which is weighing on demand across all property types, although valuations are increasingly pricing this in.

Property companies in the U.K. continue to be subject to elevated macro-economic risk because of Brexit. Given continued uncertainty surrounding the future economic and political relationship between the U.K. and E.U., and issues surrounding where we are in the economic and real estate cycles, we believe an underweight position is appropriate in the U.K. We expect an average basket of U.K. commercial property in the private market to materially soften in gross asset value in the medium term (through 2018). We believe U.K. retail values will fall less than London offices though and be viewed as a more stable asset class, particularly Class A regional malls. As such, we favor the more economically stable sectors of grocery-anchored retail, dominant regional malls and self-storage versus the more cyclical London office sector. U.K. property shares will continue to be volatile and subject to the political vagaries of the Brexit process.

We believe the Continental European listed property stocks will be less volatile than those in the U.K. but could come under pressure as the process of the U.K.’s withdrawal continues. We consider our positions in the German residential and dominant European mall companies to be more defensive and, therefore, more desirable in this uncertain environment. Our positioning in the Paris office market would benefit from any future relocation of companies from the U.K., as well as from gradually improving office fundamentals, but both will take time. We remain selective on the office markets in Paris and on the Continent.

We believe the U.S. will outperform as investors seek favorable risk-adjusted total return. In the U.S., we prefer stocks that we believe are attractively valued that offer visible earnings growth, conservative balance sheets and modest development pipelines. We are overweight sectors and stocks where we feel good about the fundamentals and the valuations seem reasonable to cheap, and we are underweight where we feel fundamentals are weak and valuations are not cheap enough to justify poor fundamentals. We favor the class A mall companies, data centers, industrial, shopping center and CBD office companies; we are more selective in the self-storage, suburban office, apartment and healthcare sectors. Apartments have underperformed in the face of supply concerns in coastal markets and decelerating top-line growth but are reaching more attractive valuations with still robust absolute growth. We remain selective on the more bond-like sectors that offer modest growth and trade at large premiums to our estimate of underlying private market real estate value.

It is our opinion that real estate companies offer many investment attributes currently desired by investors, including attractive cash flow and dividend yields, stable underlying earnings growth, conservative and well-managed balance sheets, and a strong bid by private capital seeking hard assets. We believe that global property companies will generate positive total return of 5-10% over the coming twelve months. Further, we believe that positive yet sluggish economic growth combined with historically low long-term interest rates bodes well for real estate and real estate securities versus other asset classes. The slower pace of economic activity, subdued development starts, a low inflation/low interest rate environment, and a wide spread between initial yields on real estate and high quality bonds should support investor demand for real estate. We believe central bank policy will remain accommodative, including the U.S. Federal Reserve Bank which we expect to raise policy rates only after seeing a very consistent stream of positive economic data. We expect continued monetary stimulus to help mitigate any economic slowdown. In our opinion, listed property company earnings will generally be unaffected in this environment, with stable to improving occupancies, higher rents, and active transaction markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

VOYA GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class O November 15, 2006	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	-6.83%	5.59%	1.49%	—	—
Class B(2)	-6.69%	5.72%	1.33%	—	—
Class C(3)	-2.87%	6.04%	1.33%	—	—
Class I	-0.90%	7.14%	2.43%	—	—
Class O	-1.18%	6.84%	—	2.12%	—
Class R	-1.40%	6.58%	—	—	6.67%
Class R6(4)	-0.75%	7.20%	2.46%	—	—
Class W(5)	-0.92%	7.11%	2.35%	—	—
Excluding Sales Charge:
Class A	-1.15%	6.84%	2.10%	—	—
Class B	-1.90%	6.04%	1.33%	—	—
Class C	-1.91%	6.04%	1.33%	—	—
Class I	-0.90%	7.14%	2.43%	—	—
Class O	-1.18%	6.84%	—	2.12%	—
Class R	-1.40%	6.58%	—	—	6.67%
Class R6(4)	-0.75%	7.20%	2.46%	—	—
Class W(5)	-0.92%	7.11%	2.35%	—	—
FTSE EPRA/NAREIT Developed Net Index	2.48%	8.38%	2.24%	2.27%	8.59%
S&P 500® Index	4.51%	13.57%	6.70%	6.57%	13.98%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Real Estate Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	Class R6 incepted on July 15, 2014. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.
(5)	Class W incepted on February 12, 2008. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

6

PORTFOLIO MANAGERS’ REPORT	VOYA INTERNATIONAL REAL ESTATE FUND

Geographic Diversification as of October 31, 2016 (as a percentage of net assets)
Japan	29.3%
Australia	15.5%
Hong Kong	13.1%
United Kingdom	9.0%
France	8.1%
Germany	7.1%
Singapore	3.9%
Sweden	3.5%
Canada	2.9%
Spain	2.0%
Countries between 0.4%–1.2%ˆ	3.6%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%

* Includes short-term investments.
ˆ Includes 5 countries, which each represents 0.4%–1.2% of net assets.

Portfolio holdings are subject to change daily.

Voya International Real Estate Fund (the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Steven D. Burton, CFA, Co-Chief Investment Officer, and Joseph P. Smith, CFA, President and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2016, the Fund’s Class A shares, excluding sales charges, provided a total return of –2.17% compared to the FTSE EPRA/NAREIT Developed ex-US Net Index and S&P 500® Index which returned –0.58% and 4.51%, respectively, for the same period.

Portfolio Specifics: International real estate shares, as measured by the FTSE EPRA/NAREIT Developed ex-US Net Index, generated a return of –0.58% over the past twelve months as positive performance in the Asia-Pacific and the Americas regions was overshadowed by negative returns in the European region, which was impacted by the negative performance of the U.K. markets following the Brexit vote. From a fundamental standpoint, real estate stocks continue to benefit from a favorable environment of limited new supply, improving demand for real estate space, which has led to higher occupancies, rents, property values and access to attractively-priced capital.

While global economic forecasts have generally been revised down in recent months, there are offsetting positive indicators, particularly in the U.S., which have shown firming employment numbers and a recovering housing market. We believe the moderate pace of economic activity, combined with subdued development starts, a low inflation/low interest rate environment, and a wide spread between initial yields on real estate and high quality bonds should support investor demand for real estate. We believe central bank policy will generally remain accommodative despite a probable 25 basis point increase in the federal funds rate in December. We expect continued monetary stimulus to help mitigate any economic slowdown and believe listed property company earnings will generally be unaffected in this environment, with stable to improving occupancies, higher rents, and active transaction markets.

While global risks have become more elevated in the aftermath of the Brexit vote, we continue to believe any meaningful volatility creates a potential opportunity to buy high-quality real estate companies with visible earnings at discounted prices. The spread between capitalization rates and 10-year sovereign bond yields remains at historically wide levels and suggests that there is plenty of “cushion” should bond yields ultimately increase.
Top Ten Holdings as of October 31, 2016 (as a percentage of net assets)

Sun Hung Kai Properties Ltd.	6.0%
Mitsui Fudosan Co., Ltd.	5.8%
Scentre Group	4.7%
Unibail-Rodamco SE	4.6%
Vicinity Centres	4.1%
Japan Real Estate Investment Corp.	3.9%
Cheung Kong Property Holdings Ltd.	3.6%
Sino Land Co.	3.5%
Sumitomo Realty & Development Co., Ltd.	3.4%
Vonovia SE	2.9%

Portfolio holdings are subject to change daily.

Low levels of new construction globally are also a positive in a slowing world and suggest that owners of existing properties should continue to enjoy some degree of improved pricing power. We believe that with expected earnings growth in the 5–6% range for this year and next, dividends growing at a slightly higher pace than earnings, and many listed property companies trading at a discount to private market values, listed real estate remains attractively valued versus the private market and continues to offer investors an investment option supported by current income via the dividend.

The Fund trailed the FTSE EPRA/NAREIT Developed ex-US Net Index during the period, due primarily to positioning in Hong Kong as well as positioning in the U.K. following the Brexit vote. In the Asia-Pacific region, an underweight to the outperforming Hong Kong market detracted from relative performance as we were underweight a number of China-focused residential developers that performed strongly in the latter part of the period. This more than offset the value added by good stock selection in Australia, Japan and Singapore during the period. Asset allocation decisions in Japan and Australia also added value. The negative impact from the Brexit referendum vote has been a notable contributor to relative underperformance for the year. We began the year with a modest underweight to the U.K. and shifted to an overweight in May because the stocks looked exceptionally cheap relative to private market values and we did not believe the “Leave” vote would prevail. This move was additive to relative performance until the unexpected Brexit vote, after which time our U.K. holdings underperformed. Positioning in Continental Europe added value, largely through favorable stock selection in German residential companies as well as French office positioning in the wake of the Brexit vote.

Current Strategy and Outlook: In the Asia-Pacific region, we like Japan and Australia. Investments in Japan are focused on heavily discounted Tokyo office companies with solid cash flow and NAV growth. In addition, we prefer J-REITs with access to robust acquisition pipelines from their sponsor which should lead to above average earnings growth. In Australia, we believe that there is an opportunity for further capitalization rate compression, although much has already occurred. We prefer dominant regional retail landlords as well-

7

VOYA INTERNATIONAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

located experiential centers are outperforming at the expense of second tier assets. We also prefer quality management teams able to deliver earnings and NAV growth organically via superior leasing teams and/or commercial development capabilities which create core product at attractive yields. Elsewhere in the Asia-Pacific region, we are selective, focusing on companies executing well in a challenging environment and trading at attractive valuations.

Property companies in the U.K. have rebounded, but risk remains elevated. We believe property companies in Continental Europe will hold up better, depending on geography and property type. In the U.K., given continued uncertainty surrounding the future economic and political relationship between the U.K. and EU, and issues surrounding where we are in the economic and real estate cycles, caution is warranted especially following the recent rebound in share prices. We expect an average basket of U.K. commercial property in the private market to materially soften in gross asset value in the medium term (through 2018). In the U.K., we favor discounted companies with exposure to the more economically stable sectors of retail, storage, and industrial given the uncertain impact Brexit will have on the economic outlook and that the London office sector is late cycle. In Continental Europe, we consider our positions in the German residential and dominant European mall companies to be more defensive and, therefore, more desirable in this uncertain environment. Our positioning in the Paris office market would benefit from any future relocation of companies from the U.K., as well as from gradually improving office fundamentals, but both will take time.

It is our opinion that real estate companies offer many investment attributes currently desired by investors, including attractive cash flow and dividend yields, stable underlying earnings growth, conservative and well-managed balance sheets, and a strong bid by private capital seeking hard assets. We believe that international property companies will generate positive total return of 5–10% over the coming twelve months. Further, we believe that positive yet sluggish economic growth combined with historically low long-term interest rates bodes well for real estate and real estate securities versus other asset classes. The slower pace of economic activity, subdued development starts, a low inflation/low interest rate environment, and a wide spread between initial yields on real estate and high quality bonds should support investor demand for real estate. We believe central bank policy will remain accommodative, including the U.S. Federal Reserve Bank which we expect to raise policy rates only after seeing a very consistent stream of positive economic data. We expect continued monetary stimulus to help mitigate any economic slowdown. In our opinion, listed property company earnings will generally be unaffected in this environment, with stable to improving occupancies, higher rents, and active transaction markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

PORTFOLIO MANAGERS’ REPORT	VOYA INTERNATIONAL REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended October 31, 2016
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-7.77%	4.98%	0.70%
Class B(2)	-7.66%	5.15%	0.55%
Class C(3)	-3.77%	5.46%	0.55%
Class I	-1.85%	6.58%	1.61%
Class W(4)	-1.91%	6.52%	1.55%
Excluding Sales Charge:
Class A	-2.17%	6.24%	1.29%
Class B	-2.83%	5.47%	0.55%
Class C	-2.81%	5.46%	0.55%
Class I	-1.85%	6.58%	1.61%
Class W(4)	-1.91%	6.52%	1.55%
FTSE EPRA/NAREIT Developed ex-US Net Index	-0.58%	6.45%	1.10%
S&P 500® Index	4.51%	13.57%	6.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International Real Estate Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	Class W incepted on February 12, 2008. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2016*	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2016*
Voya Global Real Estate Fund
Class A	$1,000.00	$972.20	1.30%	$6.44	$1,000.00	$1,018.60	1.30%	$6.60
Class B	1,000.00	968.60	2.05	10.14	1,000.00	1,014.83	2.05	10.38
Class C	1,000.00	968.30	2.05	10.14	1,000.00	1,014.83	2.05	10.38
Class I	1,000.00	973.80	1.01	5.01	1,000.00	1,020.06	1.01	5.13
Class O	1,000.00	971.80	1.30	6.44	1,000.00	1,018.60	1.30	6.60
Class R	1,000.00	971.00	1.55	7.68	1,000.00	1,017.34	1.55	7.86
Class R6	1,000.00	974.10	0.87	4.32	1,000.00	1,020.76	0.87	4.42
Class W	1,000.00	973.60	1.05	5.21	1,000.00	1,019.86	1.05	5.33

Voya International Real Estate Fund

Class A	$1,000.00	$975.50	1.45%	$7.20	$1,000.00	$1,017.85	1.45%	$7.35
Class B	1,000.00	971.90	2.20	10.90	1,000.00	1,014.08	2.20	11.14
Class C	1,000.00	971.70	2.20	10.90	1,000.00	1,014.08	2.20	11.14
Class I	1,000.00	977.10	1.13	5.62	1,000.00	1,019.46	1.13	5.74
Class W	1,000.00	976.80	1.20	5.96	1,000.00	1,019.10	1.20	6.09

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Global Real Estate Fund and Voya International Real Estate Fund, each a series of Voya Mutual Funds, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 22, 2016

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2016

	Voya Global Real Estate Fund	Voya International Real Estate Fund
ASSETS:
Investments in securities at fair value+*	$3,076,369,020	$446,455,033
Short-term investments at fair value**	13,428,551	11,652,729
Total investments at fair value	$3,089,797,571	$458,107,762
Foreign currencies at value***	2,209	1,795,068
Receivables:
Investment securities sold	28,989,420	4,672
Fund shares sold	6,200,941	83,058
Dividends	3,375,492	1,504,533
Foreign tax reclaims	956,680	199,031
Prepaid expenses	71,835	13,890
Receivable due from manager	27,690	—
Other assets	84,489	14,732
Total assets	3,129,506,327	461,722,746

LIABILITIES:
Payable for investment securities purchased	15,367,661	4,645,213
Payable for fund shares redeemed	15,976,238	851,016
Payable upon receipt of securities loaned	3,196,154	—
Payable for investment management fees	2,191,362	418,485
Payable for distribution and shareholder service fees	261,451	35,975
Payable to trustees under the deferred compensation plan (Note 6)	84,489	14,732
Payable for trustee fees	18,125	2,661
Other accrued expenses and liabilities	1,095,934	212,173
Total liabilities	38,191,414	6,180,255
NET ASSETS	$3,091,314,913	$455,542,491
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,448,021,816	$642,832,309
Undistributed net investment income	56,008,666	28,201,623
Accumulated net realized loss	(197,578,258)	(265,239,073)
Net unrealized appreciation	784,862,689	49,747,632
NET ASSETS	$3,091,314,913	$455,542,491

+ Including securities loaned at value	$3,084,491	$—
* Cost of investments in securities	$2,291,451,991	$396,657,475
** Cost of short-term investments	$13,428,551	$11,652,729
*** Cost of foreign currencies	$2,202	$1,795,094

See Accompanying Notes to Financial Statements

12

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2016 (CONTINUED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
Class A
Net assets	$588,083,911	$123,744,344
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	30,520,961	14,448,413
Net asset value and redemption price per share†	$19.27	$8.56
Maximum offering price per share (5.75%)(1)	$20.45	$9.08
Class B
Net assets	$1,308,513	$43,140
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	84,707	5,034
Net asset value and redemption price per share†	$15.45	$8.57
Class C
Net assets	$146,114,252	$10,393,909
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	8,838,397	1,218,487
Net asset value and redemption price per share†	$16.53	$8.53
Class I
Net assets	$1,950,686,000	$301,303,865
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	101,284,543	35,155,142
Net asset value and redemption price per share	$19.26	$8.57
Class O
Net assets	$11,929,082	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	619,251	n/a
Net asset value and redemption price per share	$19.26	n/a
Class R
Net assets	$3,099,570	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	161,374	n/a
Net asset value and redemption price per share	$19.21	n/a
Class R6
Net assets	$85,600,185	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	4,443,935	n/a
Net asset value and redemption price per share	$19.26	n/a
Class W
Net assets	$304,493,400	$20,057,233
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	15,777,762	2,331,362
Net asset value and redemption price per share	$19.30	$8.60

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

13

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2016

	Voya Global Real Estate Fund	Voya International Real Estate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$109,812,461	$15,654,730
Interest	—	626
Securities lending income, net	30,836	—
Total investment income	109,843,297	15,655,356

EXPENSES:
Investment management fees	29,437,985	5,537,994
Distribution and shareholder service fees:
Class A	1,767,725	363,620
Class B	21,643	781
Class C	1,673,732	116,566
Class O	31,523	—
Class R	13,015	—
Transfer agent fees:
Class A	1,260,025	104,169
Class B	3,823	56
Class C	299,270	8,350
Class I	3,251,811	25,142
Class O	22,596	—
Class R	4,706	—
Class R6	2,024	—
Class W	581,896	18,249
Shareholder reporting expense	534,760	23,650
Registration fees	149,223	68,839
Professional fees	167,370	34,770
Custody and accounting expense	975,484	287,999
Trustee fees	108,752	15,971
Miscellaneous expense	264,998	37,932
Interest expense	990	2,185
Total expenses	40,573,351	6,646,273
Brokerage commission recapture	(24,687)	—
Net expenses	40,548,664	6,646,273
Net investment income	69,294,633	9,009,083

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	255,869,988	9,831,657
Foreign currency related transactions	(196,249)	(270,606)
Net realized gain	255,673,739	9,561,051
Net change in unrealized appreciation (depreciation) on:
Investments	(358,441,064)	(30,407,585)
Foreign currency related transactions	(48,200)	(36,218)
Net change in unrealized appreciation (depreciation)	(358,489,264)	(30,443,803)
Net realized and unrealized loss	(102,815,525)	(20,882,752)
Decrease in net assets resulting from operations	$(33,520,892)	$(11,873,669)

* Foreign taxes withheld	$4,997,069	$1,556,233

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Real Estate Fund		Voya International Real Estate Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
FROM OPERATIONS:
Net investment income	$69,294,633	$62,557,862	$9,009,083	$10,206,169
Net realized gain	255,673,739	226,938,768	9,561,051	17,241,660
Net change in unrealized appreciation (depreciation)	(358,489,264)	(275,039,197)	(30,443,803)	(39,119,479)
Increase (decrease) in net assets resulting from operations	(33,520,892)	14,457,433	(11,873,669)	(11,671,650)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(18,477,039)	(23,148,523)	(2,151,426)	(8,470,317)
Class B	(55,273)	(112,066)	(394)	(34,394)
Class C	(3,953,072)	(3,559,894)	(83,430)	(590,644)
Class I	(67,609,722)	(74,698,599)	(6,192,024)	(21,653,308)
Class O	(336,143)	(289,320)	—	—
Class R	(65,226)	(34,619)	—	—
Class R6	(3,226,379)	(2,605,545)	—	—
Class W	(9,554,098)	(9,106,610)	(429,059)	(1,674,506)
Return of capital:
Class A	—	—	—	(353,610)
Class B	—	—	—	(1,025)
Class C	—	—	—	(29,460)
Class I	—	—	—	(895,649)
Class W	—	—	—	(75,298)
Total distributions	(103,276,952)	(113,555,176)	(8,856,333)	(33,778,211)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	648,846,575	957,171,226	77,690,338	170,415,151
Reinvestment of distributions	93,677,340	102,724,473	3,443,115	14,675,195
	742,523,915	1,059,895,699	81,133,453	185,090,346
Cost of shares redeemed	(1,690,366,108)	(2,013,843,086)	(249,672,898)	(129,372,800)
Net increase (decrease) in net assets resulting from capital share transactions	(947,842,193)	(953,947,387)	(168,539,445)	55,717,546
Net increase (decrease) in net assets	(1,084,640,037)	(1,053,045,130)	(189,269,447)	10,267,685

NET ASSETS:
Beginning of year or period	4,175,954,950	5,229,000,080	644,811,938	634,544,253
End of year or period	$3,091,314,913	$4,175,954,950	$455,542,491	$644,811,938
Undistributed (distributions in excess of) net investment income at end of year or period	$56,008,666	$(46,490,488)	$28,201,623	$(12,736)

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Real Estate Fund
Class A
10-31-16	20.01	0.34	•	(0.55)	(0.21)	0.53	—	—	0.53	—	19.27	(1.15)	1.30	1.30	1.30	1.71	588,084	34
10-31-15	20.42	0.23	•	(0.21)	0.02	0.43	—	—	0.43	—	20.01	0.11	1.26	1.26	1.26	1.13	877,431	42
10-31-14	18.85	0.28	•	1.70	1.98	0.41	—	—	0.41	—	20.42	10.64	1.26	1.26	1.26	1.45	1,199,991	40
10-31-13	17.57	0.23	•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.53	1.24	1.24	1.24	1.27	1,520,287	38
10-31-12	15.74	0.26		1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.04	1.30	1.30	1.30	1.61	1,382,691	36
Class B
10-31-16	16.15	0.17	•	(0.46)	(0.29)	0.41	—	—	0.41	—	15.45	(1.90)	2.05	2.05	2.05	1.04	1,309	34
10-31-15	16.56	0.09	•	(0.20)	(0.11)	0.30	—	—	0.30	—	16.15	(0.66)	2.01	2.01	2.01	0.52	3,165	42
10-31-14	15.37	0.11	•	1.38	1.49	0.30	—	—	0.30	—	16.56	9.82	2.01	2.01	2.01	0.68	8,228	40
10-31-13	14.45	0.08	•	1.44	1.52	0.60	—	—	0.60	—	15.37	10.74	1.99	1.99	1.99	0.53	10,867	38
10-31-12	13.02	0.12	•	1.57	1.69	0.20	—	0.06	0.26	—	14.45	13.11	2.05	2.05	2.05	0.87	12,849	36
Class C
10-31-16	17.25	0.17	•	(0.48)	(0.31)	0.41	—	—	0.41	—	16.53	(1.91)	2.05	2.05	2.05	0.97	146,114	34
10-31-15	17.67	0.06	•	(0.17)	(0.11)	0.31	—	—	0.31	—	17.25	(0.65)	2.01	2.01	2.01	0.34	184,435	42
10-31-14	16.37	0.11	•	1.48	1.59	0.29	—	—	0.29	—	17.67	9.84	2.01	2.01	2.01	0.66	215,023	40
10-31-13	15.35	0.08	•	1.54	1.62	0.60	—	—	0.60	—	16.37	10.72	1.99	1.99	1.99	0.52	228,913	38
10-31-12	13.81	0.12	•	1.68	1.80	0.20	—	0.06	0.26	—	15.35	13.11	2.05	2.05	2.05	0.86	209,857	36
Class I
10-31-16	20.01	0.40	•	(0.56)	(0.16)	0.59	—	—	0.59	—	19.26	(0.90)	1.01	1.01	1.01	2.02	1,950,686	34
10-31-15	20.42	0.28	•	(0.20)	0.08	0.49	—	—	0.49	—	20.01	0.41	0.99	0.99	0.99	1.39	2,665,641	42
10-31-14	18.85	0.34		1.69	2.03	0.46	—	—	0.46	—	20.42	10.97	0.98	0.98	0.98	1.67	3,294,318	40
10-31-13	17.57	0.28	•	1.76	2.04	0.76	—	—	0.76	—	18.85	11.83	0.97	0.97	0.97	1.54	2,824,712	38
10-31-12	15.75	0.28		1.95	2.23	0.35	—	0.06	0.41	—	17.57	14.30	1.00	1.00	1.00	1.88	2,495,254	36
Class O
10-31-16	20.01	0.33		(0.55)	(0.22)	0.53	—	—	0.53	—	19.26	(1.18)	1.30	1.30	1.30	1.70	11,929	34
10-31-15	20.42	0.22	•	(0.20)	0.02	0.43	—	—	0.43	—	20.01	0.12	1.26	1.26	1.26	1.08	12,976	42
10-31-14	18.85	0.26		1.72	1.98	0.41	—	—	0.41	—	20.42	10.65	1.26	1.26	1.26	1.40	14,360	40
10-31-13	17.57	0.23	•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.52	1.24	1.24	1.24	1.27	14,157	38
10-31-12	15.74	0.26	•	1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.03	1.30	1.30	1.30	1.61	13,974	36
Class R
10-31-16	19.96	0.29	•	(0.55)	(0.26)	0.49	—	—	0.49	—	19.21	(1.40)	1.55	1.55	1.55	1.46	3,100	34
10-31-15	20.37	0.15	•	(0.18)	(0.03)	0.38	—	—	0.38	—	19.96	(0.12)	1.51	1.51	1.51	0.72	2,231	42
10-31-14	18.82	0.23	•	1.69	1.92	0.37	—	—	0.37	—	20.37	10.35	1.51	1.51	1.51	1.17	1,631	40
10-31-13	17.52	0.20	•	1.74	1.94	0.64	—	—	0.64	—	18.82	11.28	1.49	1.49	1.49	1.06	733	38
10-31-12	15.73	0.16	•	1.98	2.14	0.29	—	0.06	0.35	—	17.52	13.71	1.55	1.55	1.55	0.97	1,134	36
Class R6
10-31-16	20.01	0.43	•	(0.56)	(0.13)	0.62	—	—	0.62	—	19.26	(0.75)	0.87	0.87	0.87	2.17	85,600	34
10-31-15	20.42	0.29	•	(0.19)	0.10	0.51	—	—	0.51	—	20.01	0.53	0.87	0.87	0.87	1.45	105,257	42
07-15-14(4)–10-31-14	20.36	(0.03	)•	0.20	0.17	0.11	—	—	0.11	—	20.42	0.87	0.87	0.87	0.87	(0.56)	103,446	40
Class W
10-31-16	20.05	0.38		(0.55)	(0.17)	0.58	—	—	0.58	—	19.30	(0.92)	1.05	1.05	1.05	1.97	304,493	34
10-31-15	20.46	0.27	•	(0.20)	0.07	0.48	—	—	0.48	—	20.05	0.38	1.01	1.01	1.01	1.35	324,820	42
10-31-14	18.89	0.33	•	1.70	2.03	0.46	—	—	0.46	—	20.46	10.91	1.01	1.01	1.01	1.70	392,003	40
10-31-13	17.60	0.27		1.77	2.04	0.75	—	—	0.75	—	18.89	11.84	0.99	0.99	0.99	1.51	388,314	38
10-31-12	15.77	0.29		1.94	2.23	0.34	—	0.06	0.40	—	17.60	14.29	1.05	1.05	1.05	1.82	371,321	36

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International Real Estate Fund
Class A
10-31-16	8.88	0.13		(0.32)	(0.19)	0.13	—	—	0.13	—	8.56	(2.17)		1.45	1.45	1.45	1.49	123,744	89
10-31-15	9.52	0.13		(0.31)	(0.18)	0.44	—	0.02	0.46	—	8.88	(1.91	)(a)	1.40	1.40	1.40	1.39	166,211	84
10-31-14	9.66	0.16		0.23	0.39	0.53	—	—	0.53	—	9.52	4.30		1.42	1.42	1.42	1.74	185,840	67
10-31-13	8.99	0.13		1.15	1.28	0.61	—	—	0.61	—	9.66	14.70		1.46	1.45	1.45	1.44	192,225	50
10-31-12	7.81	0.19		1.18	1.37	0.19	—	—	0.19	—	8.99	17.90		1.47	1.50	1.50	2.23	179,398	44
Class B
10-31-16	8.87	0.07	•	(0.32)	(0.25)	0.05	—	—	0.05	—	8.57	(2.83)		2.20	2.20	2.20	0.79	43	89
10-31-15	9.50	0.11	•	(0.36)	(0.25)	0.36	—	0.02	0.38	—	8.87	(2.71	)(a)	2.15	2.15	2.15	1.14	196	84
10-31-14	9.64	0.09	•	0.23	0.32	0.46	—	—	0.46	—	9.50	3.49		2.17	2.17	2.17	1.01	1,138	67
10-31-13	8.96	0.06	•	1.15	1.21	0.53	—	—	0.53	—	9.64	13.96		2.21	2.20	2.20	0.69	1,554	50
10-31-12	7.78	0.13		1.18	1.31	0.13	—	—	0.13	—	8.96	17.07		2.22	2.25	2.25	1.46	1,682	44
Class C
10-31-16	8.84	0.06		(0.31)	(0.25)	0.06	—	—	0.06	—	8.53	(2.81)		2.20	2.20	2.20	0.73	10,394	89
10-31-15	9.49	0.07		(0.33)	(0.26)	0.37	—	0.02	0.39	—	8.84	(2.74	)(a)	2.15	2.15	2.15	0.64	13,225	84
10-31-14	9.63	0.09	•	0.23	0.32	0.46	—	—	0.46	—	9.49	3.52		2.17	2.17	2.17	0.98	15,391	67
10-31-13	8.96	0.07		1.14	1.21	0.54	—	—	0.54	—	9.63	13.88		2.21	2.20	2.20	0.69	17,163	50
10-31-12	7.78	0.12		1.19	1.31	0.13	—	—	0.13	—	8.96	17.07		2.22	2.25	2.25	1.46	16,340	44
Class I
10-31-16	8.89	0.16		(0.32)	(0.16)	0.16	—	—	0.16	—	8.57	(1.85)		1.13	1.13	1.13	1.80	301,304	89
10-31-15	9.53	0.15	•	(0.30)	(0.15)	0.47	—	0.02	0.49	—	8.89	(1.59	)(a)	1.09	1.09	1.09	1.65	432,423	84
10-31-14	9.67	0.18		0.24	0.42	0.56	—	—	0.56	—	9.53	4.62		1.12	1.12	1.12	1.98	399,924	67
10-31-13	9.00	0.16		1.15	1.31	0.64	—	—	0.64	—	9.67	15.04		1.15	1.14	1.14	1.76	331,721	50
10-31-12	7.82	0.20		1.20	1.40	0.22	—	—	0.22	—	9.00	18.30		1.17	1.17	1.17	2.56	288,945	44
Class W
10-31-16	8.92	0.16		(0.33)	(0.17)	0.15	—	—	0.15	—	8.60	(1.91)		1.20	1.20	1.20	1.74	20,057	89
10-31-15	9.56	0.13		(0.29)	(0.16)	0.46	—	0.02	0.48	—	8.92	(1.65	)(a)	1.15	1.15	1.15	1.55	32,756	84
10-31-14	9.70	0.18		0.23	0.41	0.55	—	—	0.55	—	9.56	4.55		1.17	1.17	1.17	1.93	32,251	67
10-31-13	9.02	0.15		1.16	1.31	0.63	—	—	0.63	—	9.70	15.06		1.21	1.20	1.20	1.70	29,625	50
10-31-12	7.84	0.16		1.23	1.39	0.21	—	—	0.21	—	9.02	18.15		1.22	1.22	1.22	2.20	23,057	44

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(a)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, International Real Estate total return would have been (2.03)%, (2.82)%, (2.86)%, (1.71)% and (1.77)% for Classes A, B, C, I and W, respectively.

•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2016

NOTE 1 — ORGANIZATION

Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are thirteen separate active investment series, two of which are included in this report, (each, a “Fund” and collectively, the “Funds”): Voya Global Real Estate Fund (“Global Real Estate”) and Voya International Real Estate Fund (“International Real Estate”). Each Fund is a diversified series of the Trust.

Each Fund offers at least five or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R, Class R6 and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities

18

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains

19

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.

For the year ended October 31, 2016, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

The Funds estimate components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends, if any, quarterly and each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that

20

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.

H.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

I.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2016, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Real Estate	$1,246,594,534	$2,204,806,680
International Real Estate	467,612,072	636,067,130

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.

Fund	As a Percentage of Average Daily Net Assets
Global Real Estate	0.90% on the first $250 million; 0.875% on the next $250 million; and 0.80% in excess of $500 million
International Real Estate	1.10% on the first $250 million; 1.00% on the next $250 million; and 0.90% in excess of $500 million

CBRE Clarion Securities LLC serves as the sub-adviser to the Funds. The sub-adviser provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or Investment Adviser may determine, the sub-adviser manages each Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, Class R6, and Class W, has a plan pursuant to Rule 12b-1 under the

21

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2016 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class B	Class C	Class O	Class R
Global Real Estate	0.25%	1.00%	1.00%	0.25%	0.50%
International Real Estate	0.25%	1.00%	1.00%	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2016, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Global Real Estate	$15,251	$—
International Real Estate	309	—
Contingent Deferred Sales Charges:
Global Real Estate	$3,908	$2,920
International Real Estate	—	1,580

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2016, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. that owned more than 5% of the Funds.

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may request that the Funds’ sub-adviser use its best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
Global Real Estate	1.40%	2.15%	2.15%	1.15%	1.40%	1.65%	1.10%	1.15%
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A	1.25%

Pursuant to a side letter agreement, through at least March 1, 2017, the Investment Adviser and CBRE Clarion Securities LLC have further lowered the expense limits for International Real Estate. If the Investment Adviser and CBRE Clarion Securities LLC elect not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. Termination or modification of this obligation requires approval by the Board.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class R6	Class W
International Real Estate(1)	1.45%	2.20%	2.20%	1.20%	N/A	N/A	N/A	1.20%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

22

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2016 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of October 31, 2016, the Funds did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreements are contractual through March 1, 2017 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 20, 2016, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Funds or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Funds utilized the line of credit during the year ended October 31, 2016 as follows:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Real Estate	9	$2,938,111	1.37%
International Real Estate	20	3,147,800	1.27

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Real Estate
Class A
10/31/2016	6,135,191	—	871,940	(20,333,510)	(13,326,379)	118,903,877	—	17,511,724	(393,661,827)	(257,246,226)
10/31/2015	11,847,897	—	1,102,062	(27,869,435)	(14,919,476)	242,097,059	—	22,157,017	(562,987,667)	(298,733,591)
Class B
10/31/2016	476	—	3,008	(114,793)	(111,309)	7,648	—	48,553	(1,835,998)	(1,779,797)
10/31/2015	823	—	6,037	(307,743)	(300,883)	13,568	—	98,674	(5,118,376)	(5,006,134)
Class C
10/31/2016	305,452	—	175,332	(2,333,949)	(1,853,165)	5,238,377	—	3,032,165	(39,849,834)	(31,579,292)
10/31/2015	801,012	—	156,966	(2,436,554)	(1,478,576)	14,223,359	—	2,724,678	(42,713,731)	(25,765,694)
Class I
10/31/2016	19,960,808	—	3,056,679	(54,976,810)	(31,959,323)	392,279,836	—	61,372,408	(1,082,854,670)	(629,202,426)
10/31/2015	29,024,321	—	3,337,977	(60,459,954)	(28,097,656)	593,515,396	—	67,000,377	(1,231,049,693)	(570,533,920)
Class O
10/31/2016	47,781	—	461	(77,467)	(29,225)	948,367	—	9,274	(1,544,889)	(587,248)
10/31/2015	48,051	—	387	(103,198)	(54,760)	978,258	—	7,756	(2,105,513)	(1,119,499)
Class R
10/31/2016	87,988	—	2,554	(40,935)	49,607	1,707,636	—	51,283	(810,971)	947,948
10/31/2015	54,845	—	1,572	(24,741)	31,676	1,117,748	—	31,391	(498,542)	650,597
Class R6
10/31/2016	1,252,500	—	157,790	(2,226,616)	(816,326)	24,619,230	—	3,173,747	(44,449,397)	(16,656,420)
10/31/2015	781,783	—	130,039	(716,952)	194,870	15,802,483	—	2,605,545	(14,494,828)	3,913,200

23

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2016 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Real Estate (continued)
Class W
10/31/2016	5,476,015	—	420,745	(6,321,612)	(424,852)	105,141,604	—	8,478,186	(125,358,522)	(11,738,732)
10/31/2015	4,387,268	—	402,871	(7,747,444)	(2,957,305)	89,423,355	—	8,099,035	(154,874,735)	(57,352,345)
International Real Estate
Class A
10/31/2016	229,744	—	245,121	(4,741,565)	(4,266,700)	1,999,321	—	2,133,624	(40,910,700)	(36,777,755)
10/31/2015	574,371	—	968,616	(2,345,425)	(802,438)	5,324,634	—	8,749,711	(21,364,193)	(7,289,848)
Class B
10/31/2016	10	—	26	(17,089)	(17,053)	91	—	222	(148,440)	(148,127)
10/31/2015	2,878	—	2,814	(103,417)	(97,725)	26,365	—	25,269	(959,612)	(907,978)
Class C
10/31/2016	40,485	—	7,673	(324,994)	(276,836)	335,518	—	66,790	(2,777,609)	(2,375,301)
10/31/2015	152,765	—	51,012	(330,912)	(127,135)	1,408,838	—	459,758	(3,031,902)	(1,163,306)
Class I
10/31/2016	8,579,341	—	134,982	(22,211,179)	(13,496,856)	72,694,268	—	1,176,821	(191,354,169)	(117,483,080)
10/31/2015	16,602,040	—	574,732	(10,492,154)	6,684,618	152,006,372	—	5,195,179	(94,764,634)	62,436,917
Class W
10/31/2016	334,267	—	7,541	(1,682,161)	(1,340,353)	2,661,140	—	65,658	(14,481,980)	(11,755,182)
10/31/2015	1,272,009	—	27,073	(1,000,140)	298,942	11,648,942	—	245,278	(9,252,458)	2,641,762

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

The following table represents a summary of Global Real Estate’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2016:

Global Real Estate

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,115,464	$(1,115,464)	$—
Goldman, Sachs & Co.	1,509,534	(1,509,534)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	459,493	(459,493)	—
Total	$3,084,491	$(3,084,491)	$—

(1)	Collateral with a fair value of $3,196,154 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

24

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2016 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2016:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Global Real Estate(1)(2)	$(62,611,686)	$136,481,473	$(73,869,787)
International Real Estate(3)	(67,952,089)	28,061,609	39,890,480

(1)	Amounts are as of the Fund’s tax year ended December 31, 2015, including $101,232,417 of estimated PFIC income for the period January 1, 2016 through October 31, 2016.
(2)	$62,611,686 relates to distributions in excess of net investment income taxed as ordinary income due to current year earnings and profits.
(3)	$67,952,089 relates to the expiration of capital loss carryforwards.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

For Global Real Estate, the tax composition of dividends and distributions in the current tax period ending October 31, 2016 has been estimated below and may change after the Fund’s tax year-end of December 31, 2016. The tax composition of dividends and distributions to shareholders was as follows:

Ten Months Ended October 31, 2016	Tax Year Ended December 31, 2015
Ordinary Income	Ordinary Income
$77,345,309	$91,747,103

For International Real Estate, the tax composition of dividends and distributions to shareholders was as follows:

Year Ended October 31, 2016	Year Ended October 31, 2015
Ordinary Income	Ordinary Income	Return of Capital
$8,856,333	$32,423,169	$1,355,042

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2016 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

			Capital Loss Carryforwards
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Global Real Estate(1)	$—	$803,087,203	$(65,331,092)	Short-term	2017
			(79,668,453)	Short-term	2018
			$(144,999,545)
International Real Estate	28,232,983	22,554,795	(159,911,905)	Short-term	2017
			(43,046,092)	Short-term	2018
			(8,974,059)	Short-term	2019
			(16,247,826)	Short-term	None
			(9,871,026)	Long-term	None
			$(238,050,908)

(1)	As of the Fund’s tax year ended December 31, 2015.

25

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2016 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

As of October 31, 2016, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

NOTE 12 — LITIGATION

Section A- Cox I

On September 6, 2013, Voya Investments received service of the complaint in the derivative action of Jeremie Cox, Derivatively on Behalf of ING Global Real Estate Fund v ING Investments, LLC (“Cox I”) brought on behalf of Global Real Estate. The Cox I complaint, which was filed in the United States District Court for the District of Delaware (“Delaware Court”), alleges that Voya Investments breached its fiduciary duty under Section 36(b) of the Investment Company Act of 1940 by charging Global Real Estate excessive investment management fees (“Advisory Fees”) pursuant to a Management Agreement between Voya Investments and the Trust.

Chief among Plaintiff’s allegations is that Voya Investments retains the majority of the Advisory Fees, but hires a sub-adviser, CBRE Clarion Securities LLC, to perform essentially all of the investment management services for only a “fraction” of the total Advisory Fees. Cox I is one of many pending cases challenging the fees retained by mutual fund advisers that use a “manager of managers” structure.

The Cox I complaint seeks, among other things: (1) an order awarding damages on behalf of Global Real Estate against Voya Investments, including repayment of all unlawful and or excessive Advisory Fees paid to it by Global Real Estate from one year prior to the commencement of the action through the date of trial; and (2) rescission of the Management Agreement between Voya Investments and Global Real Estate.

Section B- Cox II

On March 13, 2015, Plaintiff served a complaint in a second case, captioned Jeremie Cox, Derivatively on Behalf of ING Global Real Estate Fund v Voya Investments, LLC f/k/a ING Investments, LLC and Voya Funds Services, LLC f/k/a ING Funds Services, LLC (“Cox II”). In the Cox II complaint, the Plaintiff reasserts his Section 36(b) claims with respect to the Advisory Fees as noted in Cox I, but adds a claim that the fees paid by Global Real Estate to Voya Funds Services, LLC (“VFS”) for administrative services (“Administrative Fees”) are excessive under Section 36(b). The Cox II complaint thus adds a claim, excessive Administrative Fees, and a defendant, VFS. Defendants’ Answer to the Complaint was filed on May 15, 2015.

In addition to the relief sought against Voya Investments in connection with the Management Agreement, the Cox II complaint seeks, among other things: (1) an order awarding damages on behalf of Global Real Estate against VFS, including repayment of all unlawful and/or excessive Administrative Fees paid to it by Global Real Estate from one year prior to the commencement of Cox II through the date of trial in the case; and (2) rescission of the Administrative Agreement between VFS and Global Real Estate. Prior to May 1, 2015, VFS served as administrator to Global Real Estate Fund, for which it charged Administrative Fees. On May 1, 2015, Voya Investments replaced VFS as administrator to Global Real Estate Fund, and the Administrative and Advisory Fees charged to the Global Real Estate Fund were aggregated in one management fee paid to Voya Investments.

Section C- Consolidation of Cox I and Cox II

On July 28, 2015, the Court issued an order approving the consolidation of Cox I and Cox II. The effect of the consolidation is that all submissions in both cases will be in one file before the Court, and the two cases will now proceed on the same schedule.

NOTE 13 — SUBSEQUENT EVENTS

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

26

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2016

Shares		Value	Percentage of Net Assets

COMMON STOCK: 99.6%
	Australia: 6.9%
6,195,497	Goodman Group	$31,934,799	1.0
10,710,973	GPT Group	37,867,312	1.2
27,524,180	Mirvac Group	43,662,544	1.4
17,761,314	Scentre Group	56,845,716	1.9
3,228,180	Westfield Corp.	21,815,634	0.7
6,765,894	Other Securities	21,325,513	0.7
		213,451,518	6.9

	France: 6.9%
373,327	Gecina S.A.	54,431,772	1.8
1,973,971	Klepierre	80,672,172	2.6
303,383	Unibail-Rodamco SE	72,012,855	2.3
99,994	Other Securities	7,180,885	0.2
		214,297,684	6.9

	Germany: 2.7%
785,342	LEG Immobilien AG	66,245,552	2.2
480,254	Other Securities	15,690,809	0.5
		81,936,361	2.7

	Hong Kong: 6.8%
5,265,500	Cheung Kong Property Holdings Ltd.	38,926,068	1.3
7,431,000	Link REIT	52,863,671	1.7
7,471,000	Sun Hung Kai Properties Ltd.	111,251,677	3.6
1,136,300	Other Securities	6,721,473	0.2
		209,762,889	6.8

	Japan: 13.3%
225,200	Daito Trust Construction Co., Ltd.	37,738,744	1.2
21,160	Japan Retail Fund Investment Corp.	48,138,914	1.6
5,566	Kenedix Office Investment Corp.	31,384,245	1.0
2,699,223	Mitsubishi Estate Co., Ltd.	53,646,597	1.7
3,354,688	Mitsui Fudosan Co., Ltd.	76,399,335	2.5
16,030	Mori Hills REIT Investment Corp.	22,602,224	0.7
21,666	Nippon Prologis REIT, Inc.	49,033,659	1.6
18,416	Orix JREIT, Inc.	31,546,890	1.0
1,297,000	Sumitomo Realty & Development Co., Ltd.	34,092,719	1.1
25,783	Other Securities(a)	26,563,033	0.9
		411,146,360	13.3

	Netherlands: 1.1%
3,650,560	Other Securities	32,868,941	1.1

	Singapore: 0.6%
13,106,560	Other Securities	17,998,968	0.6

	Spain: 0.3%
773,756	Other Securities	9,502,789	0.3

COMMON STOCK: (continued)
	Sweden: 0.7%
1,374,503	Other Securities	$21,501,740	0.7

	United Kingdom: 3.9%
5,492,848	Land Securities Group PLC	67,071,272	2.2
8,443,572	Other Securities	54,050,213	1.7
		121,121,485	3.9

	United States: 56.4%
333,400	Alexandria Real Estate Equities, Inc.	35,943,854	1.2
434,908	AvalonBay Communities, Inc.	74,447,551	2.4
815,560	CubeSmart	21,261,649	0.7
742,550	DCT Industrial Trust, Inc.	34,714,213	1.1
2,828,000	DDR Corp.	43,240,120	1.4
746,892	Digital Realty Trust, Inc.	69,782,120	2.3
1,434,800	Duke Realty Corp.	37,520,020	1.2
1,357,200	Equity Residential	83,807,100	2.7
1,401,200	Gaming and Leisure Properties, Inc.	46,001,396	1.5
3,656,854	General Growth Properties, Inc.	91,238,507	3.0
1,129,200	HCP, Inc.	38,675,100	1.3
869,500	Healthcare Realty Trust, Inc.	27,728,355	0.9
895,998	Healthcare Trust of America, Inc.	27,417,539	0.9
2,284,635	Host Hotels & Resorts, Inc.	35,366,150	1.1
619,900	Kilroy Realty Corp.	44,527,417	1.4
2,886,330	Kimco Realty Corp.	76,805,241	2.5
1,814,682	ProLogis, Inc.	94,653,813	3.1
274,024	Public Storage, Inc.	58,564,409	1.9
605,100	Regency Centers Corp.	43,609,557	1.4
836,620	Simon Property Group, Inc.	155,577,855	5.0
738,730	SL Green Realty Corp.	72,558,061	2.3
4,491,256	Spirit Realty Capital, Inc.	53,490,859	1.7
657,500	Sun Communities, Inc.	50,581,475	1.6
1,670,115	Sunstone Hotel Investors, Inc.	20,976,644	0.7
1,299,655	UDR, Inc.	45,448,935	1.5
6,744,600	VEREIT, Inc.	63,399,240	2.0
888,002	Vornado Realty Trust	82,388,826	2.7
1,343,700	Welltower, Inc.	92,083,761	3.0
4,654,286	Other Securities(a)	120,970,518	3.9
		1,742,780,285	56.4

	Total Common Stock (Cost $2,291,451,991)	3,076,369,020	99.6

See Accompanying Notes to Financial Statements

27

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2016 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.4%

	Securities Lending Collateralcc: 0.1%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/16, 0.35%, due 11/01/16 (Repurchase Amount $1,000,010, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–10.500%, Market Value plus accrued interest $1,020,000, due 11/15/16–08/20/66)	$1,000,000	0.0
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 10/31/16, 0.34%, due 11/01/16 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $1,020,000, due 11/10/16–02/01/49)	1,000,000	0.1
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 10/31/16, 0.37%, due 11/01/16 (Repurchase Amount $1,000,010, collateralized by various U.S. Government Securities, 1.625%–3.625%, Market Value plus accrued interest $1,020,000, due 10/31/21–02/15/44)	1,000,000	0.0
196,154	Nomura Securities, Repurchase Agreement dated 10/31/16, 0.34%, due 11/01/16 (Repurchase Amount $196,156, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%–9.000%, Market Value plus accrued interest $200,077, due 11/03/16–09/20/66)	196,154	0.0
		3,196,154	0.1

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
10,232,397	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320% (Cost $10,232,397)	$10,232,397	0.3

	Total Short-Term Investments (Cost $13,428,551)	13,428,551	0.4

	Total Investments in Securities (Cost $2,304,880,542)	$3,089,797,571	100.0
	Assets in Excess of Other Liabilities	1,517,342	—
	Net Assets	$3,091,314,913	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†	Unless otherwise indicated, principal amount is shown in USD.
cc	Represents securities purchased with cash collateral received for securities on loan.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $2,517,153,126.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$717,737,112
Gross Unrealized Depreciation	(145,092,667)
Net Unrealized Appreciation	$572,644,445

REIT Diversification	Percentage of Net Assets
REITS—Diversified	22.1%
REITS—Shopping Centers	13.5
Real Estate Operation/Development	10.9
REITS—Office Property	10.0
REITS—Regional Malls	8.0
REITS—Apartments	7.2
REITS—Warehouse/Industrial	6.9
REITS—Health Care	6.1
Real Estate Management/Services	4.4
REITS—Hotels	2.8
REITS—Storage	2.6
REITS—Single Tenant	1.7
REITS—Manufactured Homes	1.6
Casino Services	1.5
Storage/Warehousing	0.3
Assets in Excess of Other Liabilities*	0.4
Net Assets	100.0%

*	Includes short-term investments.

See Accompanying Notes to Financial Statements

28

VOYA GLOBAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2016 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2016
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$213,451,518	$—	$213,451,518
France	—	214,297,684	—	214,297,684
Germany	—	81,936,361	—	81,936,361
Hong Kong	—	209,762,889	—	209,762,889
Japan	—	411,146,360	—	411,146,360
Netherlands	—	32,868,941	—	32,868,941
Singapore	7,890,302	10,108,666	—	17,998,968
Spain	—	9,502,789	—	9,502,789
Sweden	—	21,501,740	—	21,501,740
United Kingdom	—	121,121,485	—	121,121,485
United States	1,742,780,285	—	—	1,742,780,285
Total Common Stock	1,750,670,587	1,325,698,433	—	3,076,369,020
Short-Term Investments	10,232,397	3,196,154	—	13,428,551
Total Investments, at fair value	$1,760,902,984	$1,328,894,587	$—	$3,089,797,571

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

29

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2016

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.0%
		Australia: 15.5%
4,553,502		Aventus Retail Property Fund Ltd.	$7,897,568	1.7
2,075,192		Charter Hall Retail REIT	6,534,872	1.4
473,818		Dexus Property Group	3,218,708	0.7
6,282,559		Mirvac Group	9,966,237	2.2
4,436,045		Peet Ltd.	3,203,574	0.7
6,697,546		Scentre Group	21,435,734	4.7
8,502,842		Vicinity Centres	18,542,655	4.1
			70,799,348	15.5

		Austria: 0.5%
93,336		BUWOG AG	2,255,924	0.5

		Canada: 2.9%
219,500		Allied Properties Real Estate Investment Trust	5,901,119	1.3
286,400		Smart Real Estate Investment Trust	7,142,384	1.6
			13,043,503	2.9

		France: 8.1%
31,562		Gecina S.A.	4,601,798	1.0
276,621		Klepierre	11,304,937	2.5
88,597		Unibail-Rodamco SE	21,029,929	4.6
			36,936,664	8.1

		Germany: 7.1%
175,187	#	ADO Properties SA	6,403,657	1.4
62,943		Deutsche Euroshop AG	2,720,423	0.6
191,307		Deutsche Wohnen AG	6,250,363	1.4
45,808		LEG Immobilien AG	3,864,019	0.8
375,760		Vonovia SE	13,247,445	2.9
			32,485,907	7.1

		Hong Kong: 13.1%
2,203,221		Cheung Kong Property Holdings Ltd.	16,287,671	3.6
9,484,000		Sino Land Co.	16,103,269	3.5
1,829,054		Sun Hung Kai Properties Ltd.	27,236,692	6.0
			59,627,632	13.1

		Ireland: 0.7%
1,661,841		Green REIT plc	2,557,825	0.5
526,648		Other Securities	741,741	0.2
			3,299,566	0.7

		Italy: 0.4%
3,424,898		Other Securities	1,996,953	0.4

		Japan: 29.3%
54,700		Daito Trust Construction Co., Ltd.	9,166,560	2.0
7,312		Fukuoka REIT Corp.	12,690,745	2.8
2,918		GLP J-Reit	3,656,622	0.8

COMMON STOCK: (continued)
		Japan: (continued)
2,663		Hulic Reit, Inc.	$4,660,434	1.0
3,035		Japan Real Estate Investment Corp.	17,575,198	3.9
1,781		Kenedix Office Investment Corp.	10,042,282	2.2
356,000		Mitsubishi Estate Co., Ltd.	7,075,439	1.6
1,170,277		Mitsui Fudosan Co., Ltd.	26,651,773	5.8
2,193		Nippon Prologis REIT, Inc.	4,963,113	1.1
2,034		Nippon Accommodations Fund, Inc.	9,256,062	2.0
1,186,400		Hulic Co. Ltd.	11,296,533	2.5
590,100		Sumitomo Realty & Development Co., Ltd.	15,511,267	3.4
1,516		Other Securities	734,941	0.2
			133,280,969	29.3

		Netherlands: 1.2%
127,936		Eurocommercial Properties NV	5,443,070	1.2

		Singapore: 3.9%
1,274,200		Ascendas Real Estate Investment Trust	2,171,426	0.5
3,453,620		CapitaLand Ltd.	7,659,840	1.7
7,344,630		Mapletree Commercial Trust	8,077,113	1.7
			17,908,379	3.9

		Spain: 2.0%
830,392	@	Inmobiliaria Colonial SA	5,855,663	1.3
281,468		Other Securities	3,275,169	0.7
			9,130,832	2.0

		Sweden: 3.5%
676,140	@	Castellum AB	9,161,682	2.0
173,592	@	Fabege AB	2,931,872	0.7
246,734	@	Hufvudstaden AB	3,818,819	0.8
			15,912,373	3.5

		Switzerland: 0.8%
40,164		PSP Swiss Property AG	3,593,816	0.8

		United Kingdom: 9.0%
286,372		British Land Co. PLC	2,050,259	0.5
1,146,286		Hammerson PLC	7,711,696	1.7
842,680		Land Securities Group PLC	10,289,675	2.3
502,707		Safestore Holdings PLC	2,206,533	0.5
969,867	@	Segro PLC	5,194,687	1.1
359,087	@	Shaftesbury PLC	4,028,477	0.9
483,089	@	Unite Group PLC	3,272,356	0.7
1,051,416		Other Securities	5,986,414	1.3
			40,740,097	9.0

		Total Common Stock (Cost $396,657,475)	446,455,033	98.0

See Accompanying Notes to Financial Statements

30

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2016 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.6%
	Mutual Funds: 2.6%
11,652,729	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320% (Cost $11,652,729)	$11,652,729	2.6

	Total Short-Term Investments (Cost $11,652,729)	11,652,729	2.6

	Total Investments in Securities (Cost $408,310,204)	$458,107,762	100.6
	Liabilities in Excess of Other Assets	(2,565,271)	(0.6)
	Net Assets	$455,542,491	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2016.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
Cost for federal income tax purposes is $435,498,369.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$47,307,561
Gross Unrealized Depreciation	(24,698,168)
Net Unrealized Appreciation	$22,609,393

REIT Diversification	Percentage of Net Assets
Real Estate Operation/Development	32.9%
REITS—Diversified	24.3
REITS—Shopping Centers	16.4
Real Estate Management/Services	13.1
REITS—Office Property	6.7
REITS—Apartments	2.2
REITS—Warehouse/Industrial	1.9
Storage/Warehousing	0.5
Assets in Excess of Other Liabilities*	2.0
Net Assets	100.0%

*	Includes short-term investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2016 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2016
Asset Table
Investments, at fair value
Common Stock
Australia	$7,897,568	$62,901,780	$—	$70,799,348
Austria	—	2,255,924	—	2,255,924
Canada	13,043,503	—	—	13,043,503
France	—	36,936,664	—	36,936,664
Germany	—	32,485,907	—	32,485,907
Hong Kong	—	59,627,632	—	59,627,632
Ireland	741,741	2,557,825	—	3,299,566
Italy	—	1,996,953	—	1,996,953
Japan	—	133,280,969	—	133,280,969
Netherlands	—	5,443,070	—	5,443,070
Singapore	8,077,113	9,831,266	—	17,908,379
Spain	—	9,130,832	—	9,130,832
Sweden	—	15,912,373	—	15,912,373
Switzerland	—	3,593,816	—	3,593,816
United Kingdom	1,600,895	39,139,202	—	40,740,097
Total Common Stock	31,360,820	415,094,213	—	446,455,033
Short-Term Investments	11,652,729	—	—	11,652,729
Total Investments, at fair value	$43,013,549	$415,094,213	$—	$458,107,762

(1)	For the year ended October 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2016, securities valued at $17,125,617 and $4,355,516 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy.

See Accompanying Notes to Financial Statements

31

VOYA INTERNATIONAL REAL ESTATE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2016 (CONTINUED)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

32

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended October 31, 2016 were as follows:

Fund Name	Type	Per Share Amount
Voya Global Real Estate Fund
Class A	NIl	$0.5270
Class B	NIl	$0.4070
Class C	NIl	$0.4058
Class I	NIl	$0.5893
Class O	NIl	$0.5310
Class R	NIl	$0.4859
Class R6	NIl	$0.6187
Class W	NIl	$0.5830
Voya International Real Estate Fund
Class A	NIl	$0.1294
Class B	NIl	$0.0499
Class C	NIl	$0.0630
Class I	NIl	$0.1572
Class W	NIl	$0.1513

NIl — Net investment income

For the year ended October 31, 2016, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Global Real Estate(1)	38.17%
International Real Estate	22.92%

(1)	As of Fund’s tax year ended December 31, 2015.

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2016. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
International Real Estate	$561,946	$0.0106	38.01%

*	None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

33

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	147	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	147	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	147	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (23 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	November 2007–Present	Retired.	147	First Marblehead Corporation (September 2003–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	147	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013–Present	Retired.	147	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	January 2005–Present	Retired.	147	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	147	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006–Present	Consultant (May 2001–Present).	147	None.

34

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	October 2015–Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009–September 2012).	147	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	February 2002–Present	Retired.	147	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “interested person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).	147
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2016.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	May 1999–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012–Present
Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	September 2012–Present
Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present).

36

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016–Present
Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014); Assistant Vice President, Senior Project Manager (May 2008–May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Mutual Funds (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Global Real Estate Fund and Voya International Real Estate Fund (together, the “Funds”), as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Funds’ existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve investment management contracts (the “Management Contracts”) between Voya Investments, LLC (“Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Fund (the “Sub-Adviser”) effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date as the Board’s scheduled meeting to further discuss the annual renewal/approval). In addition to the Board meeting on October 18, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.

At its October 18, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Funds effective through November 30, 2016. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.

The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Fund have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Fund, have chosen the Fund as an investment.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for Voya funds, including the Funds’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”). Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Fund’s relevant benchmark, and/or a selected peer group of

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

investment companies (“Selected Peer Group”), and/or Morningstar, Inc. (“Morningstar”) category average and/or median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in developing Selected Peer Groups for each Fund and providing certain information regarding these peer groups. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of investment management and sub-advisory arrangements (including the Funds’ Management and Sub-Advisory Contracts). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Management and Sub-Advisory Contracts at its October 18, 2016 meeting that would be effective through November 30, 2016. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Funds. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Fund. The Adviser conducts day-to-day oversight of the Funds’ operations and risks but may delegate certain management responsibilities to one or more Sub-Advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Funds.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the October 18, 2016 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund (and, if managed by more than one Sub-Adviser, of the individual sleeves of the Fund) and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Funds to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser (or the parent company of certain unaffiliated sub-advisers); (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Fund’s) investment management and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s);

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

For each Fund, Class A shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class A shares generally were selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Funds’ Selected Peer Groups were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the applicable Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Fund in the Voya funds. The Board noted that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Fund.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to its Selected Peer Group, Morningstar category average and median, and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by MR&S is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Funds managed by certain sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Advisers and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Funds also benefit from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Management Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board requested and considered information regarding the staffing of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the compensation arrangements for each Fund’s portfolio management team. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the Voya funds) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to provide high-quality services to the Funds. The Board also considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund’s Morningstar category average and/or median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.

In addition, the Board also considered at its October 18, 2016 meeting certain additional data regarding performance and Fund asset levels as of August 31, 2016. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers, which the Board monitors over time. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. For non-Voya-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates, Profitability and Fall-out Benefits

The Board reviewed and considered each contractual management fee rate payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual management fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.

The Board requested information regarding and considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties for distribution services. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Fund) pays the sub-advisory fees earned by a non-Voya-affiliated Sub-Adviser. In addition, the Board noted that many of the Funds’ Sub-Advisers had previously represented that they had not accounted for their profits on an account-by-account basis. Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.

In making its determinations, the Board based its conclusions as to the reasonableness of the management

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and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for each Fund below.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its October 18, 2016 meeting in relation to approving each Fund’s Management and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and/or average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Global Real Estate Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Real Estate Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund outperformed its Morningstar category average for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and ten-year periods, the third quintile for the three-year and five-year periods, and the fourth quintile for the one-year period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the period between November 17, 2016 and November 30, 2016. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya International Real Estate Fund

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya International Real Estate Fund, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Fund underperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date period, the fourth quintile for the ten-year period, and the fifth (lowest) quintile for the one-year, three-year and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the effect that stock selection, the Fund’s lack of exposure to real estate investment trusts, and its larger-cap bias had on the Fund’s performance; (2) Management’s representations regarding the competitiveness of the Fund’s performance during certain periods; and (3) that Management will continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and

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the Board or its IRC would periodically review, the Fund’s performance, the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the period between November 17, 2016 and November 30, 2016. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	166212 (1016-122016)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KMPG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $353,610 for the year ended October 31, 2016 and $327,250 for the year ended October 31, 2015.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $32,825 for the year ended October 31, 2016 and $37,875 for the year ended October 31, 2015.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $124,578 for the year ended October 31, 2016 and $132,976 for the year ended October 31, 2015. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended October 31, 2016 and $11,512 for the year ended October 31, 2015.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 19, 2015

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2016 to December 31, 2016

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended October 31, 2016 and October 31, 2015; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2016	2015
Voya Mutual Funds	$157,403	$182,363
Voya Investments, LLC (1)	$106,075	$135,875

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Voya Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Global Bond Fund, Voya Global Equity Dividend Fund, Voya Global Equity Fund (formerly, Voya Global Value Advantage Fund), Voya Global Real Estate Fund, Voya International Core Fund, Voya International Real Estate Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, and Voya Multi-Manager International Small Cap Fund, and including the portfolios of investments of Voya Diversified Emerging Markets Debt Fund, Voya Diversified International Fund, Voya Global Perspectives® Fund, and Voya Russia Fund, each a series of Voya Mutual Funds, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of Voya Global Bond Fund, Voya Global Equity Dividend Fund, Voya Global Equity Fund (formerly, Voya Global Value Advantage Fund), Voya Global Real Estate Fund, Voya International Core Fund, Voya International Real Estate Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, and Voya Multi-Manager International Small Cap Fund, as of October 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2016

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 27.6%
		Argentina: 0.3%
1,000,000	#	YPF SA, 8.500%, 03/23/21	1,102,200	0.3

		Brazil: 0.4%
1,600,000		Petrobras Global Finance BV, 8.750%, 05/23/26	1,806,400	0.4

		Canada: 0.2%
230,000		Bank of Montreal, 1.500%, 07/18/19	229,210	0.0
703,000		Goldcorp, Inc., 3.700%, 03/15/23	726,277	0.2
			955,487	0.2

		Chile: 0.1%
500,000	#	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	521,044	0.1

		China: 0.3%
1,078,000		Alibaba Group Holding Ltd, 3.600%, 11/28/24	1,113,990	0.3

		France: 0.8%
903,000		BPCE SA, 2.500%, 12/10/18	918,345	0.2
942,000	#	BPCE SA, 5.150%, 07/21/24	994,481	0.2
379,000	#	Electricite de France SA, 2.350%, 10/13/20	385,363	0.1
1,250,000	#	SFR Group SA, 6.000%, 05/15/22	1,282,812	0.3
			3,581,001	0.8

		Guernsey: 0.2%
978,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	980,991	0.2

		India: 0.4%
1,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	1,341,898	0.3
492,000	#	Reliance Industries Ltd., 5.875%, 02/28/49	505,171	0.1
			1,847,069	0.4

		Indonesia: 0.2%
200,000		Pertamina Persero PT, 4.300%, 05/20/23	207,651	0.1
400,000		Perusahaan Listrik Negara PT, 5.500%, 11/22/21	444,000	0.1
			651,651	0.2

		Ireland: 0.6%
1,207,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/20	1,232,295	0.3
541,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	591,611	0.1

670,000		Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/26	660,373	0.2
			2,484,279	0.6

		Italy: 0.2%
1,016,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	1,045,861	0.2

		Jamaica: 0.1%
243,000		Digicel Ltd., 6.000%, 04/15/21	218,627	0.0
322,000	#	Digicel Ltd., 6.750%, 03/01/23	290,508	0.1
			509,135	0.1

		Japan: 0.5%
1,138,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 2.300%, 03/05/20	1,147,238	0.3
255,000	#	Mizuho Bank Ltd., 3.200%, 03/26/25	260,392	0.1
554,000		Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/26	591,146	0.1
			1,998,776	0.5

		Mexico: 1.0%
567,000	#	Cemex SAB de CV, 6.125%, 05/05/25	588,262	0.1
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,267,355	0.3
289,000	#	Nemak SA de CV, 5.500%, 02/28/23	301,499	0.1
425,000		Petroleos Mexicanos, 4.500%, 01/23/26	411,613	0.1
900,000		Petroleos Mexicanos, 5.500%, 06/27/44	788,400	0.2
750,000	#	Petroleos Mexicanos, 6.875%, 08/04/26	840,300	0.2
			4,197,429	1.0

		Netherlands: 1.1%
672,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	739,600	0.2
200,000		Lukoil International Finance BV, 4.563%, 04/24/23	203,137	0.1
750,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	780,937	0.2
573,000		Shell International Finance BV, 1.625%, 11/10/18	574,446	0.1
1,027,000		Shell International Finance BV, 3.250%, 05/11/25	1,060,655	0.2
820,000		Shell International Finance BV, 4.000%, 05/10/46	814,668	0.2
540,000	#	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/26	522,894	0.1
			4,696,337	1.1

		Norway: 0.1%
565,000		Statoil ASA, 2.450%, 01/17/23	568,698	0.1

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

		Peru: 0.5%
2,200,000	#	El Fondo Mivivienda SA, 3.500%, 01/31/23	2,277,000	0.5

		Russia: 0.3%
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	429,980	0.1
1,000,000		MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.550%, 10/28/20	1,061,420	0.2
			1,491,400	0.3

		South Africa: 0.2%
750,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	736,806	0.2

		Sweden: 0.2%
984,000	#	Nordea Bank AB, 5.500%, 09/29/49	976,620	0.2

		Switzerland: 0.7%
1,635,000	#	Credit Suisse AG, 6.500%, 08/08/23	1,785,216	0.4
893,000		UBS AG/Stamford CT, 7.625%, 08/17/22	1,036,996	0.3
			2,822,212	0.7

		Trinidad And Tobago: 0.1%
375,000		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	377,344	0.1

		United Arab Emirates: 0.3%
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,227,906	0.3

		United Kingdom: 0.9%
478,000		Aon PLC, 2.800%, 03/15/21	488,706	0.1
527,000	#	Barclays Bank PLC, 6.050%, 12/04/17	549,224	0.1
1,457,000		Santander UK PLC, 2.375%, 03/16/20	1,467,814	0.3
710,000	#	Standard Chartered PLC, 4.300%, 02/19/27	703,898	0.2
627,000	#	UBS Group Funding Jersey Ltd., 4.125%, 04/15/26	657,710	0.2
			3,867,352	0.9

		United States: 17.9%
741,000		21st Century Fox America, Inc., 5.400%, 10/01/43	851,708	0.2
774,000		21st Century Fox America, Inc., 6.900%, 03/01/19	864,983	0.2
1,018,000		AbbVie, Inc., 2.500%, 05/14/20	1,031,759	0.2
360,000		AbbVie, Inc., 2.850%, 05/14/23	362,345	0.1
1,000,000		Actavis Funding SCS, 2.350%, 03/12/18	1,010,204	0.2
190,000	#	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	191,425	0.0
414,000		American Tower Corp., 3.500%, 01/31/23	428,666	0.1
252,000		Amsurg Corp., 5.625%, 07/15/22	257,985	0.1

735,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	753,972	0.2
1,135,000		Anheuser-Busch InBev Finance, Inc., 3.300%, 02/01/23	1,188,583	0.3
385,000		Antero Resources Corp., 5.375%, 11/01/21	390,775	0.1
2,656,000		Apple, Inc., 3.200%, 05/13/25	2,780,282	0.6
487,000		AT&T, Inc., 3.000%, 06/30/22	494,517	0.1
1,657,000		AT&T, Inc., 3.600%, 02/17/23	1,709,050	0.4
1,005,000	#	AT&T, Inc., 4.550%, 03/09/49	946,378	0.2
1,419,000		AT&T, Inc., 5.150%, 03/15/42	1,471,101	0.3
97,000		AT&T, Inc., 5.350%, 09/01/40	102,418	0.0
682,000		Bank of America Corp., 3.300%, 01/11/23	702,705	0.2
402,000		Bank of America Corp., 3.875%, 08/01/25	424,047	0.1
750,000		Bank of America Corp., 4.100%, 07/24/23	807,596	0.2
466,000		Bank of America Corp., 4.000%, 04/01/24	498,868	0.1
743,000		Bank of New York Mellon Corp./The, 2.050%, 05/03/21	745,328	0.2
545,000		Boardwalk Pipelines L.P., 5.950%, 06/01/26	605,731	0.1
875,000		CBRE Services, Inc., 5.250%, 03/15/25	937,339	0.2
393,000		CBS Corp., 3.700%, 08/15/24	413,485	0.1
498,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	516,675	0.1
1,015,000		Celgene Corp., 4.000%, 08/15/23	1,082,787	0.3
778,000	#	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	829,863	0.2
490,000		Chevron Corp., 2.419%, 11/17/20	501,050	0.1
650,000		Chevron Corp., 2.954%, 05/16/26	663,272	0.2
1,032,000		Citigroup, Inc., 4.000%, 08/05/24	1,070,891	0.2
724,000		Citigroup, Inc., 5.500%, 09/13/25	817,214	0.2
1,138,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	1,154,830	0.3
285,000		Comcast Corp., 2.350%, 01/15/27	275,855	0.1
910,000	#	COX Communications, Inc., 2.950%, 06/30/23	885,413	0.2
1,283,000		CVS Health Corp., 2.800%, 07/20/20	1,323,277	0.3
587,000	#	Diamond 1 Finance Corp. /Diamond 2 Finance Corp., 4.420%, 06/15/21	614,380	0.1
620,000	#	Diamond 1 Finance Corp. /Diamond 2 Finance Corp., 5.450%, 06/15/23	665,116	0.2

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

576,000	#	Diamond 1 Finance Corp. /Diamond 2 Finance Corp., 6.020%, 06/15/26	628,756	0.1
600,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	602,128	0.1
624,000		Discover Bank/Greenwood DE, 7.000%, 04/15/20	705,303	0.2
440,000		Duke Energy Carolinas LLC, 2.500%, 03/15/23	452,220	0.1
487,000		Eastman Chemical Co., 2.700%, 01/15/20	496,219	0.1
1,119,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	1,174,744	0.3
211,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	244,494	0.1
1,844,000		Entergy Corp., 5.125%, 09/15/20	2,034,194	0.5
597,000		Enterprise Products Operating LLC, 6.450%, 09/01/40	715,974	0.2
636,000		Exxon Mobil Corp., 2.222%, 03/01/21	645,823	0.2
557,000		Fifth Third Bancorp, 8.250%, 03/01/38	807,705	0.2
1,128,000		FirstEnergy Corp., 4.250%, 03/15/23	1,198,594	0.3
500,000		Ford Motor Credit Co. LLC, 5.000%, 05/15/18	523,590	0.1
400,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	469,878	0.1
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	651,750	0.2
432,000		General Electric Co., 4.375%, 09/16/20	475,212	0.1
135,000		General Electric Co., 6.750%, 03/15/32	186,091	0.0
583,000		General Motors Financial Co., Inc., 4.300%, 07/13/25	596,036	0.1
209,000		Gilead Sciences, Inc., 4.150%, 03/01/47	207,806	0.0
65,000	#	Glencore Funding LLC, 2.500%, 01/15/19	65,398	0.0
427,000		Goldman Sachs Group, Inc., 2.625%, 04/25/21	432,660	0.1
1,340,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	1,506,554	0.3
1,024,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	1,300,650	0.3
530,000		HCA, Inc., 5.250%, 04/15/25	556,500	0.1
307,000	#	Hewlett Packard Enterprise Co., 3.100%, 10/05/18	314,031	0.1
694,000		Huntington Bancshares, Inc., 2.600%, 08/02/18	704,161	0.2
623,000		Huntington National Bank, 2.200%, 11/06/18	629,188	0.1
367,000		Indiana Michigan Power Co., 7.000%, 03/15/19	409,160	0.1
425,000		Intel Corp., 2.600%, 05/19/26	427,975	0.1
1,025,000	#	JBS USA LLC, 5.875%, 07/15/24	1,035,250	0.2
624,000		JM Smucker Co., 3.000%, 03/15/22	649,916	0.2
635,000		JPMorgan Chase & Co., 2.550%, 03/01/21	645,145	0.2

782,000		JPMorgan Chase & Co., 6.000%, 12/29/49	815,235	0.2
336,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	347,098	0.1
500,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	523,358	0.1
244,000		Kohls Corp., 4.750%, 12/15/23	263,323	0.1
584,000		Kraft Heinz Foods Co., 3.000%, 06/01/26	579,610	0.1
786,000		Kraft Heinz Foods Co., 3.950%, 07/15/25	842,164	0.2
461,000		Lockheed Martin Corp., 3.100%, 01/15/23	482,586	0.1
582,000		Medtronic, Inc., 3.150%, 03/15/22	613,129	0.1
396,000		Metropolitan Edison Co., 7.700%, 01/15/19	442,516	0.1
669,000		Morgan Stanley, 3.750%, 02/25/23	708,510	0.2
1,112,000		Morgan Stanley, 4.100%, 05/22/23	1,173,678	0.3
370,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	384,338	0.1
1,839,000		Mylan, Inc., 2.600%, 06/24/18	1,863,731	0.4
295,000		Netflix, Inc., 5.750%, 03/01/24	321,550	0.1
744,000		Newell Rubbermaid, Inc., 2.875%, 12/01/19	762,970	0.2
683,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	716,787	0.2
744,000		Oracle Corp., 2.950%, 05/15/25	760,977	0.2
205,000	#	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	218,838	0.1
419,000		Pfizer, Inc., 2.750%, 06/03/26	428,370	0.1
884,000		Philip Morris International, Inc., 4.250%, 11/10/44	934,996	0.2
423,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	432,811	0.1
495,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	510,363	0.1
750,000		Rent-A-Center, Inc., 6.625%, 11/15/20	682,500	0.2
500,000		Reynolds American, Inc., 6.150%, 09/15/43	641,086	0.1
585,000		Sabra Health Care L.P. / Sabra Capital Corp., 5.500%, 02/01/21	611,325	0.1
197,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	201,611	0.0
197,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	206,471	0.0
671,000		Synchrony Financial, 4.250%, 08/15/24	700,780	0.2
802,000		TEGNA, Inc., 5.125%, 07/15/20	835,083	0.2

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

786,000	TEGNA, Inc., 6.375%, 10/15/23	834,143	0.2
765,000	Time Warner Cable LLC, 5.875%, 11/15/40	841,317	0.2
1,216,000	Time Warner, Inc., 6.500%, 11/15/36	1,516,343	0.4
790,000	T-Mobile USA, Inc., 6.625%, 04/01/23	841,492	0.2
720,000	# Valeant Pharmaceuticals International, 7.250%, 07/15/22	615,600	0.1
518,000	Verizon Communications, Inc., 5.012%, 08/21/54	537,847	0.1
1,000,000	Visa, Inc., 3.150%, 12/14/25	1,044,804	0.2
180,000	Walt Disney Co., 3.000%, 07/30/46	160,383	0.0
883,000	Wells Fargo & Co., 4.100%, 06/03/26	929,496	0.2
520,000	Williams Partners L.P. / ACMP Finance Corp., 6.125%, 07/15/22	535,336	0.1
		77,727,533	17.9

		Venezuela: 0.0%
309,000	Petroleos de Venezuela SA, 9.000%, 11/17/21	154,114	0.0

	Total Corporate Bonds/Notes
	(Cost $114,602,800)	119,718,635	27.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 14.8%
		United States: 14.8%
1,085,276	Adjustable Rate Mortgage Trust 2006-2 1A1, 3.220%, 05/25/36	1,011,148	0.2
660,877	Alternative Loan Trust 2005-51 3A2A, 1.814%, 11/20/35	579,358	0.1
201,318	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	159,497	0.0
321,154	Alternative Loan Trust 2007-21CB 2A1, 0.934%, 09/25/37	187,942	0.0
333,446	Alternative Loan Trust 2007-23CB A3, 1.034%, 09/25/37	178,063	0.0
782,101	American Home Mortgage Assets Trust 2006-3 2A11, 1.464%, 10/25/46	552,055	0.1
341,702	Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	337,109	0.1
1,420,000	Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.552%, 06/10/49	1,441,658	0.3
1,190,000	Banc of America Commercial Mortgage Trust 2007-3 B, 5.552%, 06/10/49	1,184,684	0.3
950,000	Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.813%, 02/10/51	960,946	0.2
257,165	Banc of America Mortgage 2005-J Trust 2A4, 3.213%, 11/25/35	238,608	0.1

14,200,000	#,^	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	650,441	0.2
126,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	128,446	0.0
126,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	127,667	0.0
127,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	125,938	0.0
1,790,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR10, 5.606%, 12/11/40	1,875,400	0.4
260,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.722%, 04/12/38	247,906	0.1
535,000		Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AJ, 5.887%, 06/11/50	539,278	0.1
775,770	#	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	784,820	0.2
3,416,215	^	CD 2016-CD1 Mortgage Trust, 1.448%, 08/10/49	351,394	0.1
1,000,628		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/37	907,821	0.2
839,434		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/36	753,033	0.2
346,510		COBALT CMBS Commercial Mortgage Trust 2006-C1 AM, 5.254%, 08/15/48	346,100	0.1
1,140,000	#	COMM 2004-LB2A H, 6.067%, 03/10/39	1,222,419	0.3
18,397,504	#,^	COMM 2012 - LTRT XA, 1.033%, 10/05/30	819,447	0.2
6,436,532	^	COMM 2012-CR1 XA, 2.026%, 05/15/45	489,157	0.1
12,233,092	^	COMM 2013-LC6 XA, 1.690%, 01/10/46	714,645	0.2
7,593,361	^	COMM 2014-CR17 XA, 1.168%, 05/10/47	427,189	0.1
743,696	#	Commercial Mortgage Trust 2004-GG1 F, 6.359%, 06/10/36	749,518	0.2
150,659		Countrywide Alternative Loan Trust 2005-53T2 2A6, 1.034%, 11/25/35	86,688	0.0
628,000	#	Credit Suisse Commercial Mortgage Trust Series 2006-K1A K, 5.415%, 02/25/21	627,956	0.2
649,147	#	Credit Suisse Commercial Mortgage Trust Series 2009-RR3 A5A, 5.342%, 12/15/43	648,654	0.2
28,068	#	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	28,037	0.0

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

170,000		Credit Suisse First Boston Mortgage Securities Corp. 2005-C3 C, 4.952%, 07/15/37	152,962	0.0
5,073,089	#,^	DBUBS 2011-LC1A XA, 0.853%, 11/10/46	108,277	0.0
370,000	#	DBUBS 2011-LC2A D, 5.543%, 07/10/44	388,448	0.1
100,000		Fannie Mae Connecticut Avenue Securities 2014-C01 M2, 4.934%, 01/25/24	106,090	0.0
550,000		Fannie Mae Connecticut Avenue Securities 2014-C03 2M2, 3.434%, 07/25/24	550,709	0.1
700,000		Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 3.534%, 07/25/24	701,718	0.2
3,130,000		Fannie Mae Connecticut Avenue Securities 2014-CO4 1M2, 5.434%, 11/25/24	3,356,468	0.8
100,000		Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 4.534%, 05/25/25	103,364	0.0
800,000		Fannie Mae Connecticut Avenue Securities 2015-C03 1M2, 5.534%, 07/25/25	853,170	0.2
910,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN1 M3, 5.034%, 02/25/24	986,896	0.2
900,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN3 M3, 4.534%, 08/25/24	940,874	0.2
1,900,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN4 M3, 5.084%, 10/25/24	2,011,367	0.5
560,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ3 M3, 5.284%, 10/25/24	597,808	0.1
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.234%, 04/25/28	314,643	0.1
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M2, 2.734%, 03/25/25	303,542	0.1
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 4.334%, 03/25/29	297,601	0.1
400,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 4.384%, 03/25/29	399,465	0.1
29,811	#	GE Capital Commercial Mortgage Series 2005-C2 H, 5.463%, 05/10/43	29,712	0.0
589,675		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 0.744%, 04/25/36	498,860	0.1
450,000	#	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	387,799	0.1

5,590,562	^	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.416%, 05/10/45	433,965	0.1
7,961,680	^	GS Mortgage Securities Trust 2016-GS3 XA, 1.285%, 10/10/49	712,663	0.2
1,565,429		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.744%, 04/25/46	1,162,812	0.3
24,669,265	^	JPMBB Commercial Mortgage Securities Trust 2014-C24 XA, 1.074%, 11/15/47	1,284,358	0.3
290,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	281,447	0.1
570,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 K, 4.733%, 01/12/39	537,014	0.1
5,790,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.353%, 12/15/47	108,686	0.0
391,240	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-LN1 H, 5.571%, 10/15/37	391,772	0.1
460,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.372%, 06/12/41	449,358	0.1
53,997	#	JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP1 F, 5.801%, 03/15/46	54,030	0.0
120,000		JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 C, 5.549%, 05/15/45	117,863	0.0
830,000		JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11 AM, 5.755%, 06/15/49	838,884	0.2
530,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2009-RR1 A4B2, 1.000%, 03/18/51	525,719	0.1
12,283,945	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.662%, 06/15/45	741,427	0.2
1,244,063		JP Morgan Mortgage Trust 2005-A4 B1, 2.961%, 07/25/35	1,067,323	0.3
254,208	#	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.650%, 02/15/40	255,029	0.1
760,000		LB-UBS Commercial Mortgage Trust 2005-C3 E, 4.983%, 07/15/40	776,527	0.2
640,000		LB-UBS Commercial Mortgage Trust 2005-C3, 5.013%, 07/15/40	621,363	0.1
1,370,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.882%, 06/15/38	1,368,181	0.3

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

520,000		LB-UBS Commercial Mortgage Trust 2006-C4 E, 5.882%, 06/15/38	519,146	0.1
363,068		Lehman XS Trust Series 2005-5N 1A2, 0.894%, 11/25/35	285,247	0.1
722,882		Lehman XS Trust Series 2006-14N 2A, 0.734%, 09/25/46	586,409	0.1
670,000		Merrill Lynch Mortgage Investors Trust Series 1998-C1 E, 6.750%, 11/15/26	692,576	0.2
560,000		Morgan Stanley Capital I Trust 2006-IQ11, 6.225%, 10/15/42	558,861	0.1
500,000	#	Morgan Stanley Capital I Trust 2008-T29 B, 6.275%, 01/11/43	512,266	0.1
1,020,000	#	Morgan Stanley Capital I Trust 2011-C1 D, 5.432%, 09/15/47	1,114,053	0.3
930,000	#	Morgan Stanley Capital I Trust 2011-C1 E, 5.432%, 09/15/47	1,008,680	0.2
1,011,509		Opteum Mortgage Acceptance Corp. Trust 2006-1 1AC1, 0.834%, 04/25/36	888,297	0.2
435,934		Opteum Mortgage Acceptance Corp. Trust 2006-1 1APT, 0.744%, 04/25/36	364,521	0.1
81,163	+	Structured Asset Securities Corp. 2004-4XS 1A6, 5.050%, 02/25/34	82,526	0.0
1,570,655		TBW Mortgage-Backed Trust 2007-2 A1A, 5.965%, 07/25/37	1,081,810	0.3
4,205	#	TIAA CMBS I Trust 2001-C1A L, 5.770%, 06/19/33	4,202	0.0
11,109,070	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 2.051%, 08/10/49	899,078	0.2
55,389		Wachovia Bank Commercial Mortgage Trust Series 2006-C25 B, 5.812%, 05/15/43	55,314	0.0
770,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25 D, 5.812%, 05/15/43	768,037	0.2
21,540,597	^	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.462%, 08/25/45	1,047,711	0.2
132,995		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 2.832%, 10/25/36	116,924	0.0
1,588,448		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust 3A1, 3.655%, 12/25/36	1,461,522	0.3
518,247		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 2.813%, 08/25/46	454,840	0.1

1,041,309		WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust 3A2, 4.189%, 02/25/37	985,473	0.2
919,307		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 2.627%, 12/25/36	806,047	0.2
293,851		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.319%, 04/25/37	256,682	0.1
1,105,539		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	976,022	0.2
372,142		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.964%, 06/25/37	274,939	0.1
10,501,512	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.026%, 10/15/45	786,227	0.2
637,540		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A1, 3.050%, 10/25/36	608,757	0.1
142,136		Wells Fargo Mortgage Backed Securities 2006-AR17 Trust A2, 3.050%, 10/25/36	135,719	0.0
712,702		Wells Fargo Mortgage Backed Securities 2006-AR7 Trust 2A1, 3.089%, 05/25/36	680,029	0.2
659,961		Wells Fargo Mortgage Backed Securities 2006-AR8 Trust 3A2, 2.854%, 04/25/36	645,303	0.2
201,242		Wells Fargo Mortgage Backed Securities 2007-8 Trust 1A13, 0.904%, 07/25/37	174,495	0.0
6,790,418	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.993%, 08/15/45	522,505	0.1
15,490,512	^	WFRBS Commercial Mortgage Trust 2013-C16 XA, 0.970%, 09/15/46	599,136	0.1

	Total Collateralized Mortgage Obligations
	(Cost $63,760,109)		64,254,570	14.8

ASSET-BACKED SECURITIES: 2.8%
		Cayman Islands: 2.2%
1,170,000	#	Ares XXVII CLO Ltd. 2013-2A B, 2.690%, 07/28/25	1,170,122	0.3
700,000	#	Blue Hill CLO 2013-1A B1, 2.830%, 01/15/26	699,994	0.1
2,000,000	#	Bluemountain CLO III Ltd. 2007-3A C, 1.547%, 03/17/21	1,988,694	0.4
390,000	#	Carlyle Global Market Strategies CLO 2012-4 Ltd., 2.330%, 01/20/29	389,998	0.1
530,000	#	Carlyle Global Market Strategies CLO 2012-4 Ltd., 2.780%, 01/20/29	529,996	0.1

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

	1,130,000	#	Carlyle US CLO 2016-4 Ltd., 2.732%, 10/20/27	1,130,000	0.3
	2,200,000	#	Madison Park Funding Ltd. 2007-6A C, 1.884%, 07/26/21	2,153,910	0.5
	290,000	#	Madison Park Funding X Ltd. 2012-10A BR, 2.778%, 01/20/29	289,999	0.1
	500,000	#	Magnetite VIII Ltd. 2014-8A BR, 2.630%, 04/15/26	499,750	0.1
	760,000	#	Shackleton 2016-IX CLO Ltd., 2.364%, 10/28/28	760,000	0.2
				9,612,463	2.2

			United States: 0.6%
	524,706		Bear Stearns Asset Backed Securities I Trust 2006-HE9 3A, 0.674%, 11/25/36	469,582	0.1
	706,463	+	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 5.203%, 03/25/36	515,230	0.1
	1,160,000		OHA Loan Funding Ltd. 2016-1A B1, 01/20/28	1,160,000	0.3
	508,634		SG Mortgage Securities Trust 2006-OPT2 A2, 0.674%, 10/25/36	421,342	0.1
				2,566,154	0.6

		Total Asset-Backed Securities
		(Cost $12,120,526)		12,178,617	2.8

FOREIGN GOVERNMENT BONDS: 25.1%
			Argentina: 0.5%
	2,145,000	#	Argentine Republic Government International Bond, 6.875%, 04/22/21	2,326,252	0.5

			Austria: 3.5%
EUR	12,300,000	#	Republic of Austria Government Bond, 1.650%, 10/21/24	15,222,794	3.5

			Belgium: 8.0%
EUR	30,100,000	#	Kingdom of Belgium Government Bond, 0.800%, 06/22/25	34,624,467	8.0

			Brazil: 0.2%
	200,000		Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/23	208,000	0.0
	529,000		Brazilian Government International Bond, 2.625%, 01/05/23	490,118	0.1
	429,000		Brazilian Government International Bond, 5.000%, 01/27/45	380,738	0.1
				1,078,856	0.2

			Canada: 0.2%
CAD	880,000		Canadian Government Bond, 3.500%, 12/01/45	896,992	0.2

			Colombia: 0.6%
	1,529,000		Colombia Government International Bond, 2.625%, 03/15/23	1,481,601	0.3

	943,000		Colombia Government International Bond, 8.125%, 05/21/24	1,223,543	0.3
				2,705,144	0.6

			Croatia: 0.1%
	300,000		Croatia Government International Bond, 6.375%, 03/24/21	333,726	0.1

			Dominican Republic: 0.2%
	686,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	747,740	0.2

			Egypt: 0.1%
	410,000		Egypt Government International Bond, 5.750%, 04/29/20	420,226	0.1

			Germany: 0.4%
EUR	1,070,000		Bundesrepublik Deutschland, 2.500%, 08/15/46	1,705,342	0.4
EUR	20,000		Bundesschatzanweisungen, 12/15/17	22,117	0.0
				1,727,459	0.4

			Guatemala: 0.1%
	363,000		Guatemala Government Bond, 8.125%, 10/06/34	486,420	0.1

			Hungary: 0.7%
	350,000		Hungary Government International Bond, 5.375%, 02/21/23	397,740	0.1
HUF	550,000,000		Hungary Government International Bond, 6.000%, 11/24/23	2,416,595	0.6
	160,000		Hungary Government International Bond, 7.625%, 03/29/41	244,440	0.0
				3,058,775	0.7

			Indonesia: 0.4%
	500,000		Indonesia Government International Bond, 4.125%, 01/15/25	525,696	0.1
	300,000	#	Indonesia Government International Bond, 4.125%, 01/15/25	315,417	0.1
	650,000	#	Indonesia Government International Bond, 4.750%, 01/08/26	709,804	0.2
				1,550,917	0.4

			Italy: 2.8%
EUR	8,800,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/26	12,105,050	2.8

			Ivory Coast: 0.1%
	470,250	+	Ivory Coast Government International Bond, 5.750%, 12/31/32	462,576	0.1

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

			Kazakhstan: 0.3%
	1,000,000	#	Kazakhstan Government International Bond, 5.125%, 07/21/25	1,111,270	0.3

			Lebanon: 0.1%
	475,000		Lebanon Government International Bond, 6.000%, 01/27/23	461,344	0.1

			Mexico: 0.9%
	250,000		Mexico Government International Bond, 4.000%, 10/02/23	262,875	0.1
MXN	68,670,000		Mexican Bonos, 6.500%, 06/10/21	3,716,881	0.8
				3,979,756	0.9

			Morocco: 0.1%
	400,000		Morocco Government International Bond, 4.250%, 12/11/22	427,260	0.1

			Panama: 0.2%
	200,000		Panama Government International Bond, 3.875%, 03/17/28	212,500	0.0
	540,000		Panama Government International Bond, 6.700%, 01/26/36	717,525	0.2
				930,025	0.2

			Peru: 0.5%
	250,000		Peruvian Government International Bond, 5.625%, 11/18/50	316,875	0.1
PEN	6,000,000		Peruvian Government International Bond, 6.350%, 08/12/28	1,839,634	0.4
				2,156,509	0.5

			Poland: 0.1%
	550,000		Republic of Poland Government International Bond, 3.250%, 04/06/26	571,764	0.1

			Russia: 0.2%
	600,000	#	Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	646,292	0.2

			South Africa: 0.6%
	2,550,000		South Africa Government International Bond, 4.300%, 10/12/28	2,476,356	0.6

			Spain: 1.7%
EUR	6,400,000	#	Spain Government Bond, 1.950%, 04/30/26	7,533,635	1.7

			Sri Lanka: 0.1%
	200,000		Sri Lanka Government International Bond, 5.875%, 07/25/22	204,524	0.0
	200,000	#	Sri Lanka Government International Bond, 6.825%, 07/18/26	211,770	0.1
				416,294	0.1

			Turkey: 0.4%
	650,000		Turkey Government International Bond, 6.000%, 01/14/41	672,474	0.2
	890,000		Turkey Government International Bond, 7.375%, 02/05/25	1,044,627	0.2
				1,717,101	0.4

			United Kingdom: 1.8%
GBP	1,020,000		United Kingdom Gilt, 2.000%, 09/07/25	1,339,658	0.3
GBP	3,980,000		United Kingdom Gilt, 3.500%, 01/22/45	6,608,255	1.5
				7,947,913	1.8

			Uruguay: 0.1%
	100,000		Uruguay Government International Bond, 4.375%, 10/27/27	106,125	0.0
	280,404		Uruguay Government International Bond, 7.625%, 03/21/36	387,939	0.1
				494,064	0.1

			Vietnam: 0.1%
	225,000		Vietnam Government International Bond, 6.750%, 01/29/20	251,164	0.1

		Total Foreign Government Bonds
		(Cost $110,959,663)		108,868,141	25.1

U.S. TREASURY OBLIGATIONS: 9.4%
			U.S. Treasury Bonds: 3.3%
	3,856,000		1.500%, due 08/15/26	3,742,880	0.8
	10,944,000		2.500%, due 05/15/46	10,758,040	2.5
	6,000		3.000%, due 11/15/45	6,524	0.0
				14,507,444	3.3

			U.S. Treasury Notes: 6.1%
	5,697,000		0.750%, due 09/30/18	5,686,096	1.3
	1,043,000		0.750%, due 10/31/18	1,040,963	0.2
	249,000		1.000%, due 10/15/19	249,020	0.1
	4,412,000		1.125%, due 09/30/21	4,371,158	1.0
	8,359,000		1.250%, due 10/31/21	8,335,327	1.9
	45,000		1.375%, due 01/31/21	45,233	0.0
	4,384,000		1.375%, due 09/30/23	4,317,043	1.0
	2,465,000		1.625%, due 10/31/23	2,466,395	0.6
	22,000		1.750%, due 01/31/23	22,272	0.0
				26,533,507	6.1

		Total U.S. Treasury Obligations
		(Cost $41,711,586)		41,040,951	9.4

U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.1%
			Federal Home Loan Mortgage Corporation: 5.8%##
	16,808,147	^	1.964%, due 08/25/18	452,238	0.1
	2,219,299	^	4.000%, due 12/15/41	359,465	0.1
	24,141,804	^	4.000%, due 04/15/43	4,364,022	1.0
	234,774		4.000%, due 09/01/45	251,212	0.1
	660,501		4.000%, due 09/01/45	707,349	0.2
	361,995		4.000%, due 09/01/45	387,674	0.1
	425,399		4.000%, due 09/01/45	454,962	0.1
	495,161		4.000%, due 05/01/46	530,375	0.1
	6,440,000	^	4.631%, due 11/25/44	1,077,115	0.3
	4,832,862	^	5.000%, due 04/15/39	842,802	0.2

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

2,830,761		5.000%, due 01/15/40	3,124,108	0.7
2,298,608	^	5.000%, due 02/15/40	431,175	0.1
6,669,229	^	5.365%, due 04/15/38	1,052,794	0.2
4,515,503	^	5.465%, due 05/15/36	363,739	0.1
3,160,623	^	5.515%, due 02/15/37	588,194	0.1
4,221,774	^	5.515%, due 07/15/40	638,389	0.2
12,822,383	^	5.565%, due 09/15/36	2,303,781	0.5
13,252,342	^	5.565%, due 02/15/41	2,249,154	0.5
10,297,754	^	6.015%, due 05/15/41	2,075,405	0.5
5,889,631	^	6.115%, due 02/15/41	851,882	0.2
6,945,217	^	6.165%, due 08/15/40	1,216,760	0.3
2,945,946	^	6.465%, due 02/15/33	586,064	0.1
383,755	^	8.165%, due 04/15/31	102,319	0.0
			25,010,978	5.8

		Federal National Mortgage Association: 4.7%##
188,291		2.500%, due 06/01/30	193,968	0.0
119,227		2.500%, due 06/01/30	122,822	0.0
78,242		2.500%, due 07/01/30	80,601	0.0
2,510,439	^	3.000%, due 05/25/33	316,804	0.1
1,863,498		3.000%, due 01/25/38	1,938,575	0.4
415,967		4.000%, due 05/01/45	445,933	0.1
10,550,224	^	4.116%, due 03/25/35	1,346,649	0.3
242,462		4.500%, due 12/01/40	265,372	0.1
449,905		4.500%, due 12/01/40	494,931	0.1
4,077,603	^	4.500%, due 02/25/43	598,894	0.1
754,872	^	5.000%, due 05/25/18	17,362	0.0
38,824		5.000%, due 07/25/34	39,000	0.0
534,521		5.000%, due 05/01/41	593,579	0.1
254,138		5.000%, due 06/01/41	281,337	0.1
4,538,716	^	5.416%, due 09/25/41	783,165	0.2
12,424,414	^	5.536%, due 11/25/40	2,168,598	0.5
1,718,717	^	5.546%, due 03/25/37	299,357	0.1
1,393,524	^	5.566%, due 07/25/38	206,513	0.0
3,787,480	^	5.566%, due 07/25/38	514,756	0.1
11,978,487	^	5.616%, due 05/25/44	2,175,946	0.5
6,413,328	^	5.716%, due 01/25/40	1,206,504	0.3
2,062,578	^	5.916%, due 02/25/42	306,101	0.1
252,508		6.000%, due 04/25/33	282,942	0.1
5,073,764	^	6.016%, due 09/25/40	885,486	0.2
10,176,538	^	6.026%, due 06/25/41	2,094,768	0.5
3,805,698	^	6.236%, due 04/25/37	748,555	0.2
675,282		13.665%, due 06/25/37	860,695	0.2
147,528		14.058%, due 09/25/39	269,812	0.1
93,200		14.224%, due 09/25/39	148,846	0.0
131,928		21.864%, due 07/25/35	207,260	0.0
342,940		30.780%, due 11/25/36	662,692	0.2
			20,557,823	4.7

		Government National Mortgage Association: 1.6%
3,081,191	^	3.000%, due 01/20/28	288,515	0.1
8,196,209	^	4.000%, due 08/16/26	913,526	0.2
6,322,587	^	4.000%, due 04/20/38	288,894	0.1
4,695,094	^	4.000%, due 05/20/44	794,093	0.2
2,310,632	^	4.500%, due 12/20/37	57,264	0.0
371,969		4.500%, due 08/20/41	408,372	0.1
3,146,218	^	4.500%, due 01/16/43	605,866	0.1
1,473,771	^	5.000%, due 11/20/39	213,990	0.0
2,422,021	^	5.000%, due 10/20/40	290,065	0.1
536,943		5.140%, due 10/20/60	571,008	0.1
457,882		5.277%, due 10/20/60	486,327	0.1
42,376		5.500%, due 03/20/39	47,393	0.0
4,207,226	^	6.115%, due 09/16/40	827,373	0.2
606,686		20.344%, due 03/20/37	987,033	0.2

194,203	23.340%, due 04/16/37	245,517	0.1
		7,025,236	1.6

	Total U.S. Government Agency Obligations
	(Cost $49,476,756)	52,594,037	12.1

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 3.6%
		Options on Currencies: 0.3%
43,800,000	@	Call USD vs. Put EUR, Strike @ 1.057, Exp. 11/17/16 Counterparty: Goldman Sachs International	7,153	0.0
43,800,000	@	Call USD vs. Put EUR, Strike @ 1.059, Exp. 12/09/16 Counterparty: Goldman Sachs International	46,964	0.0
43,800,000	@	Call USD vs. Put EUR, Strike @ 1.072, Exp. 11/10/16 Counterparty: Societe Generale	10,637	0.0
43,800,000	@	Call USD vs. Put EUR, Strike @ 1.072, Exp. 12/13/16 Counterparty: Barclays Bank PLC	120,031	0.0
43,800,000	@	Call USD vs. Put JPY, Strike @ 106.370, Exp. 12/13/16 Counterparty: JPMorgan Chase Bank N.A.	344,349	0.1
43,800,000	@	Call USD vs. Put JPY, Strike @ 106.670, Exp. 12/13/16 Counterparty: JPMorgan Chase Bank N.A.	303,640	0.1
43,800,000	@	Call USD vs. Put JPY, Strike @ 105.910, Exp. 12/01/16 Counterparty: Barclays Bank PLC	317,610	0.1
			1,150,384	0.3

		OTC Interest Rate Swaptions: 3.3%
258,200,000	@	Receive a floating rated based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.139%, Exp. 10/16/17 Counterparty: The Royal Bank of Scotland PLC	4,018,400	0.9
775,200,000	@	Receive a floating rated based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.228%, Exp. 10/31/17 Counterparty: Barclays Bank PLC	10,542,636	2.4
			14,561,036	3.3

	Total Purchased Options
	(Cost $15,730,983)		15,711,420	3.6

	Total Long-Term Investments
	(Cost $408,362,423)		414,366,371	95.4

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.4%
			Corporate Bonds/Notes: 0.2%
	408,000	#	Hewlett Packard Enterprise Co., 2.700%, 10/05/17	413,265	0.1
	407,000		Southwestern Electric Power Co., 5.550%, 01/15/17	410,513	0.1
				823,778	0.2

			Foreign Government Bonds: 0.4%
EUR	720,000	Z	Bundesschatzanweisungen, -0.680%, 06/16/17	793,739	0.2
	1,288,000		Petroleos de Venezuela SA, 5.250%, 04/12/17	1,040,060	0.2
				1,833,799	0.4

Shares		Value	Percentage of Net Assets
		Mutual Funds: 5.8%
25,233,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320%
	(Cost $25,233,000)	25,233,000	5.8

	Total Short-Term Investments
	(Cost $28,065,507)	27,890,577	6.4

	Total Investments in Securities (Cost $436,427,930)	$442,256,948	101.8
	Liabilities in Excess of Other Assets	(7,838,284)	(1.8)
	Net Assets	$434,418,664	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
HUF	Hungarian Forint
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol

Cost for federal income tax purposes is $438,020,079.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,984,758
Gross Unrealized Depreciation	(8,747,889)

Net Unrealized Appreciation	$4,236,869

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.8%
		Australia: 1.3%
874,023		Insurance Australia Group Ltd.	3,654,118	1.3

		Canada: 0.8%
70,281		Canadian Natural Resources Ltd.	2,228,611	0.8

		China: 1.7%
12,100,000	@	China Hongxing Sports Ltd.	62,511	0.0
413,189		China Mobile Ltd.	4,733,656	1.7
			4,796,167	1.7

		Denmark: 1.6%
145,319		Danske Bank A/S	4,482,949	1.6

		France: 4.2%
318,311		Orange SA	5,008,222	1.8
13,228		LVMH Moet Hennessy Louis Vuitton SE	2,408,317	0.8
50,005		Renault S.A.	4,348,547	1.6
			11,765,086	4.2

		Germany: 3.9%
38,300		BASF SE	3,381,062	1.2
42,406	@	Deutsche Boerse AG	3,311,434	1.2
35,217		Siemens AG	4,001,283	1.5
			10,693,779	3.9

		Hong Kong: 1.5%
645,860		AIA Group Ltd.	4,063,110	1.5

		India: 1.0%
142,316		Yes Bank Ltd.	2,701,856	1.0

		Ireland: 1.7%
56,091		Medtronic PLC	4,600,584	1.7

		Italy: 2.3%
477,934		Enel S.p.A.	2,054,809	0.7
306,099		ENI S.p.A.	4,442,209	1.6
			6,497,018	2.3

		Japan: 7.3%
1,177		Japan Retail Fund Investment Corp.	2,677,670	1.0
111,442		Japan Tobacco, Inc.	4,237,039	1.5
189,621		LIXIL Group Corp.	4,355,275	1.6
212,215		Mitsubishi Corp.	4,618,854	1.7
417,787		Panasonic Corp.	4,309,833	1.5
			20,198,671	7.3

		Netherlands: 3.1%
128,537		Koninklijke Philips NV	3,873,116	1.4
91,818		Royal Dutch Shell PLC - Class A ADR	4,573,454	1.7
			8,446,570	3.1

		Spain: 0.8%
108,336		Gas Natural SDG S.A.	2,132,530	0.8

		Sweden: 1.0%
252,345	Volvo AB - B Shares	2,706,627	1.0

		Switzerland: 5.8%
22,872	Chubb Ltd.	2,904,744	1.0
65,825	Nestle S.A.	4,773,228	1.7
59,332	Novartis AG	4,210,649	1.5
18,569	Roche Holding AG	4,264,960	1.6
		16,153,581	5.8

		Taiwan: 1.7%
151,060	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,697,966	1.7

		United Kingdom: 3.5%
60,373	AstraZeneca PLC	3,380,605	1.2
124,010	Diageo PLC	3,300,731	1.2
17,450	Shire PLC ADR	2,942,768	1.1
		9,624,104	3.5

		United States: 51.6%
9,349	@ Amazon.com, Inc.	7,384,027	2.7
87,099	Apple, Inc.	9,889,220	3.6
28,132	Baker Hughes, Inc.	1,558,513	0.6
351,343	Bank of America Corp.	5,797,160	2.1
276,232	Cisco Systems, Inc.	8,474,798	3.1
157,976	Coach, Inc.	5,669,759	2.1
94,658	Coca-Cola Co.	4,013,499	1.5
35,895	Crown Castle International Corp.	3,266,086	1.2
51,964	Deere & Co.	4,588,421	1.7
103,591	Dow Chemical Co.	5,574,232	2.0
31,350	General Dynamics Corp.	4,725,699	1.7
53,973	Gilead Sciences, Inc.	3,974,032	1.4
44,273	Hasbro, Inc.	3,692,811	1.3
159,176	Intel Corp.	5,550,467	2.0
117,134	JPMorgan Chase & Co.	8,112,701	2.9
221,487	Keycorp	3,127,396	1.1
47,892	Kraft Heinz Co.	4,259,993	1.5
40,026	McDonald's Corp.	4,505,727	1.6
57,056	Merck & Co., Inc.	3,350,328	1.2
153,009	Microsoft Corp.	9,168,299	3.3
84,876	Nucor Corp.	4,146,193	1.5
36,964	Occidental Petroleum Corp.	2,695,045	1.0
58,248	PG&E Corp.	3,618,366	1.3
44,148	Philip Morris International, Inc.	4,257,633	1.5
73,974	Plains GP Holdings L.P.	929,113	0.3
94,404	Qualcomm, Inc.	6,487,443	2.3
16,800	Simon Property Group, Inc.	3,124,128	1.1
50,763	T. Rowe Price Group, Inc.	3,249,340	1.2
31,290	UnitedHealth Group, Inc.	4,422,216	1.6
55,466	Valero Energy Corp.	3,285,806	1.2
		142,898,451	51.6

	Total Common Stock
	(Cost $248,054,043)	262,341,778	94.8

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

SHORT-TERM INVESTMENTS: 4.7%
		Mutual Funds: 4.7%
12,967,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320%
	(Cost $12,967,000)	12,967,000	4.7

	Total Short-Term Investments
	(Cost $12,967,000)	12,967,000	4.7

	Total Investments in Securities (Cost $261,021,043)	$275,308,778	99.5
	Assets in Excess of Other Liabilities	1,501,852	0.5
	Net Assets	$276,810,630	100.0

@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $262,431,568.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$22,541,091
Gross Unrealized Depreciation	(9,663,881)

Net Unrealized Appreciation	$12,877,210

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Australia: 5.1%
128,082		Amaysim Australia Ltd.	210,012	0.1
21,890		Appen Ltd.	50,022	0.0
23,051		Aristocrat Leisure Ltd.	268,379	0.1
1,603	@	ASG Group Ltd.	1,947	0.0
16,761		Astro Japan Property Trust	86,191	0.0
91,023	@	Ausdrill Ltd.	91,415	0.0
850,768		Beach Petroleum Ltd.	463,088	0.2
75,043		BlueScope Steel Ltd.	445,202	0.2
95,422		Charter Hall Group	340,472	0.2
22,348		Class Ltd.	58,746	0.0
243,464		Cleanaway Waste Management Ltd.	214,364	0.1
18,075		Codan Ltd./Australia	20,899	0.0
23,539		Collins Foods Ltd.	86,003	0.0
124,040		CSR Ltd.	344,423	0.2
38,821		Data#3 Ltd.	46,632	0.0
11,670		Dicker Data Ltd.	19,797	0.0
13,676		Domino's Pizza Enterprises Ltd.	666,239	0.3
86,894		Eclipx Group Ltd.	254,134	0.1
92,730	L	Estia Health Ltd.	188,922	0.1
28,894		Galileo Japan Trust	1,758	0.0
24,564		Hansen Technologies Ltd.	76,762	0.0
294,310	L	Japara Healthcare Ltd.	420,228	0.2
9,767		JB Hi-Fi Ltd.	210,546	0.1
123,831	@	Karoon Gas Australia Ltd.	215,146	0.1
160,682		Mantra Group Ltd.	401,188	0.2
159,525	@	Mayne Pharma Group Ltd.	198,522	0.1
42,344		Mineral Resources Ltd.	372,517	0.2
72,473		Monash IVF Group Ltd.	116,325	0.1
164,187		OceanaGold Corp.	501,876	0.2
233,770		oOh!media Ltd.	759,240	0.3
103,234		OZ Minerals Ltd.	527,458	0.2
5,106		Pro Medicus Ltd.	19,304	0.0
359,279	@	Ramelius Resources Ltd.	133,592	0.1
15,928		Reckon Ltd.	19,144	0.0
108,065	L	Regis Healthcare Ltd.	323,134	0.1
222,432		Regis Resources Ltd.	560,961	0.2
178,315		Resolute Mining Ltd.	210,634	0.1
47,605		Retail Food Group Ltd.	244,888	0.1
35,049		Seek Ltd.	389,265	0.2
10,552		SMS Management & Technology Ltd.	12,227	0.0
774,025		Spotless Group Holdings Ltd.	587,174	0.3
467,464		Tox Free Solutions Ltd.	834,943	0.4
104,390		Vita Group Ltd.	324,424	0.1
622		Webjet Ltd.	5,167	0.0
152,055	@	Whitehaven Coal Ltd.	349,685	0.2
			11,672,995	5.1

		Austria: 0.9%
16,382	L	ams AG	458,713	0.2
17,838		BUWOG AG	431,143	0.2
1,154		CA Immobilien Anlagen AG	20,938	0.0

366		Lenzing AG	47,671	0.0
8,024		Porr Ag	288,400	0.1
6,308		Schoeller-Bleckmann Oilfield Equipment AG	446,942	0.2
24,792		Wienerberger AG	396,193	0.2
			2,090,000	0.9

		Belgium: 1.7%
151,931	@	AGFA-Gevaert NV	631,444	0.3
2,274		Barco NV	178,735	0.1
4,762		NV Bekaert SA	211,702	0.1
4,914		Cie d'Entreprises CFE	541,660	0.2
11,203		D'ieteren SA	493,881	0.2
25,083		Euronav NV	196,246	0.1
5,138	@	Galapagos NV	312,622	0.1
501		Jensen-Group NV	18,864	0.0
3,386		Melexis NV	221,688	0.1
14,137	@	Ontex Group NV	427,621	0.2
2,531		RealDolmen	62,654	0.1
8,781		Recticel SA	57,412	0.0
167		Resilux	27,804	0.0
3,253		Sioen Industries NV	96,984	0.1
352		TER Beke SA	56,802	0.0
3,030		Warehouses De Pauw SCA	279,167	0.1
			3,815,286	1.7

		Bermuda: 0.0%
2,737	@,L	Vostok New Ventures Ltd.	20,539	0.0

		Brazil: 0.0%
8,100	@	Magnesita Refratarios SA	57,502	0.0

		Canada: 5.3%
15,010		Aecon Group, Inc.	194,046	0.1
6,300		Agellan Commercial Real Estate Investment Trust	50,116	0.0
28,000		Aimia, Inc.	151,346	0.1
35,484	@	Air Canada	334,655	0.2
33,899		Algonquin Power & Utilities Corp.	299,488	0.1
7,600		Bird Construction, Inc.	62,328	0.0
9,921		Black Diamond Group Ltd.	32,397	0.0
112,600		Bonavista Energy Corp.	367,694	0.2
1,400		Calian Group Ltd.	26,198	0.0
10,149		Canadian Apartment Properties REIT	221,851	0.1
21,323		Canfor Pulp Products, Inc.	161,198	0.1
40,500	@	Capstone Mining Corp.	24,458	0.0
36,141		Cascades, Inc.	340,851	0.2
7,300		Cathedral Energy Services Ltd.	2,177	0.0
24,398	@	Celestica, Inc.	288,672	0.1
21,171	@,L	Cipher Pharmaceuticals, Inc.	76,552	0.0
4,369		Cogeco Communications, Inc.	203,776	0.1
2,025		Cogeco, Inc.	74,656	0.0
5,545		Colliers International Group, Inc.	193,060	0.1
28,100	@	Delphi Energy Corp.	21,788	0.0
3,800		Dorel Industries, Inc.	96,466	0.1
28,744		Enerflex Ltd.	305,377	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

77,800		Ensign Energy Services, Inc.	469,248	0.2
100,414		Entertainment One Ltd.	285,391	0.1
82,453	@	Gran Tierra Energy, Inc.	240,972	0.1
29,000		Granite Oil Corp.	109,617	0.1
1,400	@	Great Canadian Gaming Corp.	23,255	0.0
1,100		Guardian Capital Group Ltd.	17,632	0.0
10,700		H&R Real Estate Investment Trust	181,963	0.1
44,557		High Arctic Energy Services, Inc.	149,819	0.1
10,400		High Liner Foods, Inc.	190,508	0.1
11,900		Horizon North Logistics, Inc.	16,147	0.0
6,600	@	IBI Group, Inc.	31,492	0.0
21,509	@	Interfor Corp.	240,699	0.1
10,700		Just Energy Group, Inc.	56,160	0.0
300		Lassonde Industries, Inc.	44,733	0.0
7,178		Laurentian Bank of Canada	265,275	0.1
148,900		Lucara Diamond Corp.	420,734	0.2
5,900	@	Macro Enterprises, Inc.	7,038	0.0
3,600		Magellan Aerospace Corp.	49,251	0.0
33,300		Maple Leaf Foods Inc.	758,454	0.3
3,579		Medical Facilities Corp.	58,382	0.0
21,800	@	Merus Labs International, Inc.	20,154	0.0
600		Morguard Corp.	75,370	0.0
5,500		Mullen Group Ltd.	76,228	0.0
18,363	L	North American Energy Partners, Inc.	54,171	0.0
111,700	@	NuVista Energy Ltd	567,952	0.3
43,359	@	Painted Pony Petroleum Ltd.	265,720	0.1
47,598	@	Parex Resources, Inc.	547,556	0.3
2,300		Polaris Infrastructure, Inc.	28,208	0.0
4,687		Premium Brands Holdings Corp.	226,820	0.1
33,725	@	Raging River Exploration, Inc.	270,293	0.1
18,500		Reitmans Canada Ltd.	90,617	0.0
27,600	@	RMP Energy, Inc.	16,462	0.0
3,600		Russel Metals, Inc.	57,303	0.0
110,571	@	SEMAFO, Inc.	433,612	0.2
13,100		Stuart Olson, Inc.	57,135	0.0
20,400		Summit Industrial Income REIT	93,840	0.1
14,700		Supremex, Inc.	62,908	0.0
2,100		TMX Group Ltd.	96,898	0.1
54,139		Transcontinental, Inc.	724,114	0.3
12,800		TransForce, Inc.	290,393	0.1
9,910		TransGlobe Energy Corp.	18,036	0.0
22,600		Tree Island Steel Ltd.	104,971	0.1
3,900		Wajax Corp.	44,341	0.0
11,300		Western Energy Services Corp.	19,714	0.0
497		WestJet Airlines Ltd.	8,133	0.0
29,200		Westshore Terminals Investment Corp.	563,188	0.3
13,900	@	Xtreme Drilling and Coil Services Corp.	29,017	0.0

5,717	@	Yellow Pages Ltd./Canada	92,619	0.1
			12,081,693	5.3

		China: 0.5%
34,000		Baoye Group Co. Ltd.	26,282	0.0
9,400	@,L	China Finance Online Co. Ltd. ADR	36,942	0.0
200,000		China Metal International Holdings, Inc.	69,885	0.1
155,000		China Sunshine Paper Holdings Co. Ltd.	28,346	0.0
19,022		China Yuchai International Ltd.	211,905	0.1
741	@	CKH Food & Health Ltd.	1,370	0.0
54,000		Dutech Holdings Ltd.	18,437	0.0
448,000		Harbin Electric Co. Ltd.	218,299	0.1
74,000		Hopefluent Group Holdings Ltd.	21,613	0.0
100,000		Huajin International Holdings Ltd.	35,284	0.0
115,500		Kingboard Chemicals Holdings	341,424	0.2
88,000	@	RREEF China Commercial Trust	–	–
163,000		Sinotruk Hong Kong Ltd.	89,981	0.0
116,000		Ten Pao Group Holdings Ltd.	22,390	0.0
129,000		Xingfa Aluminium Holdings Ltd.	58,882	0.0
			1,181,040	0.5

		Denmark: 0.9%
75,259	@	Columbus A/S	122,177	0.1
2,588	@	Dfds A/S	125,048	0.1
10,202		GN Store Nord	206,777	0.1
18,776	@	H Lundbeck A/S	605,122	0.3
1,780	@	H+H International A/S	17,883	0.0
441		Harboes Bryggeri A/S	9,145	0.0
4,370		Jyske Bank	198,137	0.1
3,626		NKT Holding A/S	244,124	0.1
6,600	@	PER Aarsleff A/S	155,715	0.1
1,383	@	Schouw & Co.	87,735	0.0
532	@	SP Group A/S	49,010	0.0
4,573	@	Spar Nord Bank A/S	45,852	0.0
4,574		Sparekassen Sjaelland-Fyn AS	68,180	0.0
			1,934,905	0.9

		Faeroe Islands: 0.1%
6,285		Bakkafrost P/F	263,513	0.1

		Finland: 0.8%
5,428		Atria PLC	59,586	0.0
26,859	@	Cramo PLC	703,944	0.3
20,192	@	Finnair OYJ	89,550	0.1
25,767		F-Secure Oyj	91,102	0.0
35,127		HKScan OYJ	122,286	0.1
19,720		Oriola-KD OYJ	92,415	0.0
72,645		Sponda OYJ	343,936	0.2
694		Vaisala OYJ	23,610	0.0
22,098		Valmet OYJ	328,092	0.1
			1,854,521	0.8

		France: 7.0%
5,138		Altamir Amboise	65,653	0.0
4,915		Alten Ltd.	351,174	0.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

8,342	#,@	Amundi SA	409,090	0.2
6,999		Arkema SA	663,665	0.3
1,348		Assystem	40,398	0.0
13,452		Atos SE	1,395,969	0.6
2,050		Axway Software SA	62,831	0.0
1,957		Bastide le Confort Medical	48,143	0.0
3,018		BioMerieux	439,697	0.2
1,451		Boiron SA	122,637	0.1
1,601		Caisse Regionale de Credit Agricole Mutuel Nord de France	29,175	0.0
45,808		Coface SA	296,618	0.1
2,912		Compagnie des Alpes	53,896	0.0
65,516		Derichebourg	204,894	0.1
1,435		Devoteam SA	77,488	0.0
9,387		Edenred	217,250	0.1
4,417		Eiffage SA	327,012	0.1
459		Esker SA	20,810	0.0
9,323		Eurazeo SA	536,858	0.2
5,101	@	EuropaCorp	23,182	0.0
10,520	@	Flamel Technologies ADR	113,616	0.1
3,057		Fonciere Des Regions	267,170	0.1
721		GL Events	12,861	0.0
1,559		Groupe Crit	102,770	0.1
548	@	Groupe Fnac	37,409	0.0
2,716		Guerbet	161,405	0.1
2,856		HighCo	19,501	0.0
6,474	@	ID Logistics Group	913,232	0.4
15,640		Imerys SA	1,088,931	0.5
10,511		Ipsen SA	726,640	0.3
2,856		Ipsos S.A.	93,279	0.0
445		Kaufman & Broad SA	16,658	0.0
2,221		Le Belier	93,434	0.0
1,992		Lectra	36,006	0.0
2,366		Linedata Services	109,086	0.1
36,197	#,@	Maisons du Monde SA	1,021,201	0.5
380		Manutan International	24,799	0.0
11,664		Mercialys SA	241,625	0.1
7,980		MGI Coutier	224,346	0.1
5,892	@	Nexans SA	334,917	0.2
9,663		Nexity	485,167	0.2
765		Plastivaloire	95,828	0.1
7,373		Scor S.A.	238,765	0.1
1,678	@	SEB SA	246,961	0.1
1,286		Synergie SA	41,599	0.0
3,803		Technip S.A.	252,406	0.1
8,660		Teleperformance	914,999	0.4
95		Tessi SA	14,486	0.0
106		Total Gabon	15,149	0.0
37,497	@	UbiSoft Entertainment	1,275,864	0.6
8,549		Valeo SA	493,321	0.2
451		Vetoquinol SA	22,680	0.0
3,217	@,L	Virbac SA	511,928	0.2
3,266		Wendel	375,741	0.2
			16,010,220	7.0

		Georgia: 0.1%
3,631		BGEO Group PLC	131,375	0.1

		Germany: 6.0%
11,454		Aareal Bank AG	414,295	0.2
7,301	@	ADVA AG Optical Networking	58,181	0.0
8,103	L	Amadeus Fire AG	651,033	0.3

13,958		Aurelius Equity Opportunities SE & Co. KGaA	833,398	0.4
2,519		Bechtle AG	264,927	0.1
1,766		CANCOM SE	80,377	0.0
9,249		CENTROTEC Sustainable AG	152,010	0.1
6,864		Cewe Stiftung & Co. KGAA	657,721	0.3
43,125		Deutz AG	213,309	0.1
5,021	@	Dialog Semiconductor PLC	197,462	0.1
7,245		Duerr AG	540,264	0.3
305		Eckert & Ziegler AG	7,091	0.0
3,487		Elmos Semiconductor AG	52,825	0.0
18,679	L	ElringKlinger AG	289,346	0.1
47,868	@	Evotec AG	262,495	0.1
1,131	@	First Sensor AG	17,618	0.0
4,254		Francotyp-Postalia Holding AG	20,538	0.0
8,886		Freenet AG	254,755	0.1
329		FRoSTA AG	21,128	0.0
3,014		Gerresheimer AG	227,347	0.1
2,120	@	H&R GmbH & Co. KGaA	39,248	0.0
330		Hornbach Holding AG & Co. KGaA	23,221	0.0
3,635	@,L	Hypoport AG	290,875	0.1
6,140		KION Group AG	370,982	0.2
13,130	@	Kloeckner & Co. SE	163,967	0.1
2,952	@	Koenig & Bauer AG	138,935	0.1
38,771	@	Kontron AG	133,187	0.1
4,759		KPS AG	71,559	0.0
4,615		Lanxess	295,937	0.1
948		Leifheit AG	61,400	0.0
60		Maschinenfabrik Berthold Hermle AG	19,595	0.0
368		Muehlbauer Holding AG	16,221	0.0
4,737		Osram Licht AG	269,048	0.1
51,426	@	Patrizia Immobilien AG	1,064,502	0.5
3,335		Rheinmetall AG	231,510	0.1
69,664		SAF-Holland SA	935,560	0.4
10,254		Sartorius AG	807,163	0.4
7,197	@	Senvion SA	126,606	0.1
1,418	@	Siltronic AG	51,169	0.0
3,807		Stada Arzneimittel AG	190,916	0.1
815		Steico AG	11,938	0.0
13,158		STRATEC Biomedical AG	752,242	0.3
10,461	L	Stroeer Media SE	478,601	0.2
19,535		Suedzucker AG	501,125	0.2
3,040		Surteco SE	76,755	0.1
19,757		TAG Immobilien AG	263,454	0.1
2,356		Technotrans AG	56,382	0.0
5,929		United Internet AG	243,770	0.1
7,535		Verbio AG	56,208	0.0
1,092		Vib Vermoegen AG	23,975	0.0
7,721	L	VTG AG	235,623	0.1
1,170		Washtec AG	59,538	0.0
6,783		Wirecard AG	321,982	0.2
2,346		Wuestenrot & Wuerttembergische AG	46,682	0.0
			13,645,996	6.0

		Greece: 0.0%
5,808		Aegean Marine Petroleum Network, Inc.	49,949	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

		Guernsey: 0.0%
18,233		Doric Nimrod Air Three Ltd	22,764	0.0

		Hong Kong: 2.0%
236,000		Allied Properties HK Ltd	49,897	0.0
466,000		Bossini International Holdings Ltd	28,240	0.0
2,802,920	@	China Billion Resources Ltd	14,456	0.0
105,448	@	S&C Engine Group Ltd.	135,591	0.1
72,500		CNQC International Holdings Ltd.	28,014	0.0
204,000		CNT Group Ltd.	19,202	0.0
200,000		Computime Group Ltd.	27,266	0.0
33,200		Dah Sing Financial Holdings Ltd.	225,197	0.1
507,500	@	DMX Technologies Group Ltd.	–	–
64,000		Dream International Ltd.	18,567	0.0
228,000		Eagle Nice International Holdings Ltd.	68,373	0.0
1,278,000		Emperor Capital Group Ltd.	134,724	0.1
558,000		Emperor International Holdings Ltd.	130,656	0.1
50,000	@	eSun Holdings Ltd.	4,760	0.0
16,500		Fairwood Holdings Ltd.	76,561	0.0
880,000		Fountain SET Hldgs	114,416	0.1
152,000		Get Nice Financial Group Ltd.	20,734	0.0
566,000		Get Nice Holdings Ltd.	19,669	0.0
2,000		Guoco Group Ltd.	22,453	0.0
138,944		Hanison Construction Holdings Ltd.	24,507	0.0
37,600	@	HKR International Ltd.	18,069	0.0
10,000		Hong Kong Ferry Holdings Co. Ltd.	11,694	0.0
238,000		Hop Fung Group Holdings Ltd.	24,504	0.0
64,000	@	Human Health Holdings Ltd.	16,752	0.0
54,000		Hung Hing Printing Group Ltd.	6,754	0.0
88,000		I.T LTD	32,400	0.0
167,000	@	I-CABLE Communications Ltd.	17,831	0.0
130,000		Inspur International Ltd.	25,807	0.0
441,000		K Wah International Holdings Ltd.	238,429	0.1
114,000		Kingmaker Footwear Holdings Ltd.	27,873	0.0
3,680,000		Lai Fung Holdings Ltd.	79,404	0.1
928,000		Lai Sun Development Co. Ltd.	18,981	0.0
4,000		Lippo Ltd.	2,453	0.0
6,000		Liu Chong Hing Investment Ltd.	8,452	0.0
810,000		Man Wah Holdings Ltd.	537,592	0.3
118,000		Ming Fai International Holdings Ltd	18,092	0.0
162,000		Minmetals Land Ltd.	20,420	0.0
23,000	@	Neptune Group Ltd.	1,068	0.0
240,000		Pa Shun Pharmaceutical International Holdings Ltd.	16,063	0.0

278,000	@	Pacific Andes International Holdings Ltd.	–	–
263,000		PAX Global Technology Ltd.	164,206	0.1
238,000		Pico Far East Holdings Ltd.	72,395	0.0
72,000		Playmates Holdings Ltd.	84,092	0.1
235,000		Road King Infrastructure	199,400	0.1
562,000	@	Sinolink Worldwide Holdings	65,702	0.0
15,500		Soundwill Holdings Ltd.	28,115	0.0
86,000		Sun Hung Kai & Co. Ltd.	54,141	0.0
37,000		Sunlight Real Estate Investment Trust	22,886	0.0
326,000		Tai Fook Securities Group Ltd.	208,571	0.1
128,000		Tang Palace China Holdings Ltd.	42,911	0.1
189,000		Tao Heung Holdings Ltd.	52,867	0.0
1,990,000		Tongda Group Holdings Ltd.	525,113	0.2
100,000		TPV Technology Ltd.	19,063	0.0
413,000		Value Partners Group Ltd.	393,955	0.2
30,200		Valuetronics Holdings Ltd.	10,747	0.0
109,000		Varitronix International Ltd.	44,205	0.0
216,000		Vedan International Holdings Ltd.	27,573	0.0
464,400		VST Holdings Ltd.	135,592	0.1
140,000		Wuling Motors Holdings Ltd.	10,266	0.0
			4,447,721	2.0

		India: 1.0%
1,897		Accelya Kale Solutions Ltd.	40,038	0.0
3,030		Balmer Lawrie & Co. Ltd.	35,641	0.0
70,651		Chennai Petroleum Corp. Ltd.	300,040	0.1
17,810		FIEM Industries Ltd.	368,422	0.2
25,620	@	Geodesic Ltd.	–	–
45,888		GHCL Ltd.	191,202	0.1
47,423		Gujarat Alkalies & Chemicals Ltd.	291,009	0.1
27,324		Gujarat Industries Power Co. Ltd.	40,176	0.0
33,685	@	Housing Development & Infrastructure	41,749	0.0
55,282		Jamna Auto Industries Ltd.	190,714	0.1
26,416		KPR Mill Ltd.	467,239	0.2
3,547		RSWM Ltd.	24,657	0.0
1,600		Sharda Motor Industries Ltd.	31,979	0.0
4,819		State Bank of Bikaner & Jaipur	50,181	0.0
1,038		TVS Srichakra Ltd.	58,114	0.0
21,379	@	Varun Industries Ltd.	–	–
35,487		West Coast Paper Mills Ltd.	74,722	0.1
8,777		Zensar Technologies Ltd.	121,646	0.1
			2,327,529	1.0

		Indonesia: 0.2%
1,552,900		Bank Bukopin Tbk	82,102	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

3,238,062	@	Darma Henwa Tbk PT	13,897	0.0
563,000		Elnusa Tbk PT	19,499	0.0
3,367,000	@	Gajah Tunggal Tbk PT	321,921	0.2
61,300		Indah Kiat Pulp and Paper Corp. Tbk PT	4,980	0.0
82,900	@	Petrosea Tbk PT	3,907	0.0
4,480		Sunway Construction Group Bhd	1,783	0.0
			448,089	0.2

		Ireland: 0.5%
7,306	@	Amarin Corp. PLC ADR	22,795	0.0
529,233	@,L	Cairn Homes PLC	684,709	0.3
54,680		UDG Healthcare PLC	436,990	0.2
			1,144,494	0.5

		Israel: 0.6%
1,816		Albaad Massuot Yitzhak Ltd.	28,770	0.0
7,949		Ashtrom Properties Ltd.	30,587	0.0
11,628		Babylon Ltd.	7,374	0.0
78,012	@	Ceragon Networks Ltd.	200,491	0.1
132,566		El Al Israel Airlines	129,230	0.1
496	@	Enzymotec Ltd.	3,373	0.0
6,848	@	Hagag Group Real Estate Development	17,691	0.0
2,686		Hilan Ltd.	41,463	0.0
15,380		Inrom Construction Industries Ltd.	50,953	0.0
13,542	@	Israel Discount Bank Ltd.	24,872	0.0
431		Isras Investment Co. Ltd.	40,859	0.0
1,616		Kerur Holdings Ltd.	37,056	0.0
462		Klil Industries Ltd.	38,256	0.0
6,699		Meitav DS Investments Ltd.	26,208	0.0
17,508	@	Naphtha Israel Petroleum Corp. Ltd.	95,063	0.1
531		Neto ME Holdings Ltd.	41,754	0.0
3,781		Plus500 Ltd.	28,624	0.0
5,236		Scope Metals Group Ltd.	90,234	0.1
18,913	@,L	SodaStream International Ltd.	489,469	0.2
			1,422,327	0.6

		Italy: 5.3%
274,820		A2A SpA	374,273	0.2
54,982		Amplifon S.p.A.	580,957	0.3
207,291	#,@	Anima Holding SpA	1,009,876	0.4
9,304		Ascopiave SpA	27,209	0.0
85,309		Autogrill S.p.A.	711,024	0.3
22,817		Autostrada Torino-Milano S.p.A.	246,313	0.1
3,654		Banca IFIS SpA	105,825	0.1
4,498		Biesse S.p.A.	77,601	0.0
13,755	@	Brembo SpA	851,624	0.4
41,935	L	Brunello Cucinelli SpA	830,460	0.4
10,377		Buzzi Unicem SpA	201,810	0.1
7,618		Caltagirone SpA	17,395	0.0
132,382		Cerved Information Solutions SpA	1,065,539	0.5
13,424		Danieli & Co. Officine Meccaniche S.p.A.	250,592	0.1
14,617	@	DiaSorin SpA	898,331	0.4
14,367		Digital Bros SpA	184,357	0.1
1,676		El.En. SpA	36,698	0.0
6,441		Elica SpA	13,010	0.0
15,292		Emak SpA	13,597	0.0

242,798	#	Infrastrutture Wireless Italiane SpA	1,147,831	0.5
57,691	@	Juventus Football Club SpA	18,574	0.0
4,929		La Doria SpA	41,489	0.0
68,346		Moncler S.p.A.	1,137,825	0.5
138,870	#,@	OVS SpA	760,742	0.3
50,433		Reno de Medici SpA	15,249	0.0
2,675		SAES Getters SpA	34,777	0.0
56,675	L	Salvatore Ferragamo Italia SpA	1,385,380	0.6
13,272	@	Saras S.p.A.	23,053	0.0
755		Servizi Italia SpA	3,068	0.0
2,466		Sesa SpA	43,882	0.0
			12,108,361	5.3

		Japan: 27.0%
8,800		Adastria Co. Ltd.	230,367	0.1
1,000		Aichi Bank Ltd.	55,407	0.0
7,600		Ain Pharmaciez, Inc.	512,966	0.2
1,100		Aiphone Co., Ltd.	19,324	0.0
1,100	L	Ajis Co. Ltd.	51,738	0.0
3,900		Alpha Systems, Inc.	65,681	0.0
39,900		Alps Electric Co., Ltd.	957,109	0.4
500		Amiyaki Tei Co., Ltd.	18,472	0.0
8,000		Anabuki Kosan, Inc.	19,110	0.0
1,900		Arakawa Chemical Industries Ltd.	28,206	0.0
1,200		Arata Corp.	27,436	0.0
11,700		Arcs Co., Ltd.	293,578	0.1
3,400		Arealink Co. Ltd.	38,735	0.0
5,300		Artnature, Inc.	32,386	0.0
17,000		Asahi Intecc Co. Ltd.	736,245	0.3
1,000		ASKA Pharmaceutical Co., Ltd.	17,253	0.0
177,300		Asset Managers Co., Ltd.	768,701	0.3
7,000		Bando Chemical Industries Ltd.	67,364	0.0
17,000		Bank of Kochi Ltd.	19,422	0.0
5,400		BML, Inc.	143,221	0.1
28,000		Calsonic Kansei Corp.	350,913	0.2
4,000		Carlit Holdings Co. Ltd.	20,307	0.0
20,400		Casio Computer Co., Ltd.	284,143	0.1
15,600		Chiba Kogyo Bank Ltd.	69,152	0.0
5,400		Chori Co., Ltd.	85,624	0.1
11,800		Chubu Shiryo Co., Ltd.	95,632	0.1
27,300		CKD Corp.	339,979	0.2
3,300		Cleanup Corp.	28,102	0.0
11,003		Computer Engineering & Consulting Ltd.	205,717	0.1
2,500		Corona Corp.	26,747	0.0
7,900		CTI Engineering Co., Ltd.	76,335	0.0
39,000		Dai Nippon Toryo Co., Ltd.	83,439	0.0
12,300		Daifuku Co., Ltd.	222,246	0.1
3,200		Daihatsu Diesel Manufacturing Co., Ltd.	19,091	0.0
49,000		Daihen Corp.	284,099	0.1
1,900		Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	62,397	0.0
11,000		Daiki Aluminium Industry Co., Ltd.	45,141	0.0
66,000		Daikyo, Inc.	141,639	0.1
105,100		Daikyonishikawa Corp.	1,360,842	0.6
3,700		Screen Holdings Co. Ltd.	253,115	0.1
1,600		Daishinku Corp.	16,980	0.0
51,000		Daito Bank Ltd.	82,077	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

113,000		Daiwa Industries Ltd.	984,193	0.4
45,100		DCM Holdings Co., Ltd.	395,091	0.2
58,000		Denka Co., Ltd.	263,122	0.1
2,000		Denyo Co., Ltd.	24,821	0.0
9,300		Dip Corp.	246,354	0.1
4,700		Disco Corp.	568,056	0.3
34,100		DMG Mori Co. Ltd.	361,673	0.2
22,600		Doutor Nichires Holdings Co., Ltd.	452,354	0.2
31,991		DTS Corp.	708,729	0.3
4,700		Dunlop Sports Co. Ltd.	46,159	0.0
4,100		Eco's Co., Ltd.	48,286	0.0
4,600		Ehime Bank Ltd.	60,683	0.0
9,000		Eighteenth Bank Ltd.	27,911	0.0
1,000		Elematec Corp.	16,908	0.0
36,800		EPS Holdings, Inc.	482,931	0.2
9,300	L	eRex Co. Ltd.	291,537	0.1
1,600		Excel Co., Ltd.	21,404	0.0
9,400		Ezaki Glico Co., Ltd.	534,351	0.2
2,200		Falco Holdings Co. Ltd.	28,665	0.0
68,600		Ferrotec Corp.	834,315	0.4
190,500		FIDEA Holdings Co., Ltd.	342,626	0.2
18,300		FJ Next Co. Ltd.	108,956	0.1
11,600		Foster Electric Co., Ltd.	212,861	0.1
14,000		Fuji Kiko Co., Ltd.	51,192	0.0
5,300		Fuji Pharma Co. Ltd.	131,206	0.1
15,927		Fuji Soft, Inc.	423,065	0.2
9,200		Fujikura Kasei Co., Ltd.	55,374	0.0
12,500		Fujitsu Frontech Ltd.	149,409	0.1
18,000		Fujitsu General Ltd.	413,041	0.2
2,500		FuKoKu Co. Ltd.	19,807	0.0
4,000		Fukuda Corp.	47,100	0.0
500		Fukuda Denshi Co., Ltd.	30,102	0.0
2,000		Furusato Industries Ltd.	28,583	0.0
2,300		Furyu Corp.	73,354	0.0
800		Fuso Pharmaceutical Industries Ltd.	20,833	0.0
26,400		Future Corp.	175,952	0.1
4,800		G-7 Holdings, Inc.	61,459	0.0
13,000		Gakken Holdings Co., Ltd.	43,092	0.0
2,800		GMO Cloud K.K.	28,118	0.0
12,300		Grandy House Corp.	43,294	0.0
23,500		H2O Retailing Corp.	348,987	0.2
3,900		Haruyama Trading Co., Ltd.	30,030	0.0
2,900		Hirakawa Hewtech Corp.	26,176	0.0
28,800		Hitachi Metals Ltd.	359,981	0.2
769		Hitachi Zosen Fukui Corp.	10,535	0.0
900		Hodogaya Chemical Co., Ltd.	25,191	0.0
10,000		Hokkan Holdings Ltd.	35,596	0.0
2,600		Hokuriku Electrical Construction Co. Ltd.	21,253	0.0
5,000		Hosokawa Micron Corp.	31,175	0.0
2,000		Human Holdings Co. Ltd.	27,473	0.0
4,400		I K K, Inc.	25,229	0.0
19,000		Ichiken Co. Ltd.	71,318	0.0
2,700		Ichinen Holdings Co., Ltd.	26,097	0.0
1,000		Icom, Inc.	18,384	0.0
341,000	@	IHI Corp.	897,075	0.4
17,100		Ines Corp.	190,183	0.1
31,000		Infocom Corp.	455,860	0.2
16,000		I-O Data Device, Inc.	149,408	0.1

17,800		Information Services International-Dentsu Ltd.	308,704	0.1
11,100		TIS, Inc.	251,176	0.1
61,900	@	Itoham Yonekyu Holdings, Inc.	590,290	0.3
9,200		Itoki Corp.	56,693	0.0
1,900		IwaiCosmo Holdings, Inc.	16,516	0.0
12,000		Iwasaki Electric Co., Ltd.	18,502	0.0
18,300	L	Jamco Corp.	377,356	0.2
15,200	@	Janome Sewing Machine Co., Ltd.	112,204	0.1
263		Japan Hotel REIT Investment Corp.	177,438	0.1
1,200		Joban Kosan Co. Ltd.	17,472	0.0
7,700		Juki Corp.	57,567	0.0
1,800		Kaga Electronics Co., Ltd.	26,298	0.0
700		Kamei Corp.	6,668	0.0
35,000		Kandenko Co., Ltd.	345,035	0.2
3,700		Kaneko Seeds Co. Ltd.	53,635	0.0
703,000		Kanematsu Corp.	1,156,769	0.5
9,300		Kasai Kogyo Co., Ltd.	105,332	0.1
1,100		Kawai Musical Instruments Manufacturing Co., Ltd.	21,545	0.0
1,200		Kawasumi Laboratories, Inc.	7,486	0.0
4,700		Keihanshin Building Co. Ltd.	24,528	0.0
163,300		Kenedix, Inc.	686,598	0.3
5,500		Kenko Mayonnaise Co. Ltd.	201,669	0.1
5,700		King Co. Ltd.	22,333	0.0
12,000	@	KNT-CT Holdings Co., Ltd.	13,254	0.0
800		Ki-Star Real Estate Co. Ltd.	21,542	0.0
1,700		Kita-Nippon Bank Ltd.	50,744	0.0
1,000		Kitano Construction Corp.	2,657	0.0
5,700		Koa Corp.	52,488	0.0
15,700	@	Kobe Steel Ltd.	129,561	0.1
3,300		Komatsu Wall Industry Co., Ltd.	55,093	0.0
2,400		Kondotec, Inc.	18,317	0.0
9,000		Krosaki Harima Corp.	27,310	0.0
14,000		Kurabo Industries Ltd.	27,971	0.0
20,000		Kyodo Printing Co., Ltd.	67,794	0.0
27,000		Kyosan Electric Manufacturing Co. Ltd.	100,136	0.1
13,000		Kyowa Leather Cloth Co., Ltd.	94,316	0.1
31,100		Kyudenko Corp.	1,001,940	0.5
99,200		Leopalace21 Corp.	644,978	0.3
39,000		Maeda Corp.	361,313	0.2
8,700		Mandom Corp.	405,773	0.2
4,200		Marubun Corp.	23,998	0.0
60,000		Marudai Food Co., Ltd.	285,734	0.1
1,600		Maruka Machinery Co. Ltd.	20,382	0.0
600		Maruwa Co., Ltd./Aichi	22,642	0.0
6,500		Matsuda Sangyo Co., Ltd.	91,227	0.1
2,500		Matsui Construction Co., Ltd.	27,401	0.0
7,400		Matsumotokiyoshi Holdings Co., Ltd.	381,236	0.2
1,000		Maxvalu Tokai Co. Ltd.	17,761	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

1,100		Mie Bank Ltd.	22,431	0.0
23,127		Mimasu Semiconductor Industry Co., Ltd.	294,320	0.1
39,500		Mito Securities Co., Ltd.	91,701	0.1
4,500		Mitsubishi Research Institute, Inc.	142,891	0.1
2,800		Mitsui High-Tec, Inc.	18,796	0.0
3,500		Mitsui Matsushima Co., Ltd.	41,407	0.0
19,700		Miura Co., Ltd.	339,938	0.2
5,200		Mixi, Inc.	191,039	0.1
2,000		Mochida Pharmaceutical Co., Ltd.	156,704	0.1
9,900		Morinaga & Co., Ltd.	460,501	0.2
24,100		MTI Ltd.	149,758	0.1
1,200		Nafco Co., Ltd.	19,391	0.0
1,500		Nagano Bank Ltd.	28,661	0.0
15,800		Nakano Corp.	64,145	0.0
900		NDS Co. Ltd.	22,591	0.0
15,600	@	New Japan Radio Co., Ltd.	47,961	0.0
7,200		Nichiha Corp.	177,827	0.1
10,073		Nichireki Co., Ltd.	79,265	0.0
3,800		Nichirin Co. Ltd.	58,703	0.0
3,100		Nihon Dempa Kogyo Co., Ltd.	25,000	0.0
1,400		Nihon Dengi Co. Ltd.	23,874	0.0
58		Nippon Accommodations Fund, Inc.	263,939	0.1
1,000		Nippon Beet Sugar Manufacturing Co., Ltd.	19,494	0.0
64,000		Nippon Chemical Industrial Co., Ltd.	163,739	0.1
60,000		Nippon Chemi-Con Corp.	104,376	0.1
1,000		Nippon Chemiphar Co., Ltd.	41,492	0.0
50,300		Nippon Denko Co., Ltd.	93,377	0.1
10,100		Nippon Filcon Co., Ltd./Tokyo	53,878	0.0
10,000		Nippon Seisen Co., Ltd.	48,490	0.0
28,300		Nippon Shinyaku Co., Ltd.	1,436,588	0.6
12,900		Nippon Shokubai Co., Ltd.	890,229	0.4
4,900		Nippon Systemware Co., Ltd.	75,818	0.0
27,800		Nishimatsuya Chain Co., Ltd.	391,354	0.2
3,200		Nissei Plastic Industrial Co., Ltd.	25,297	0.0
13,000		Nisshin Fudosan Co.	49,305	0.0
9,000		Nittetsu Mining Co., Ltd.	375,526	0.2
8,000		Nitto Seiko Co., Ltd.	30,545	0.0
3,000		Noda Corp.	19,790	0.0
1,600		Noritake Co., Ltd.	36,520	0.0
89,100		North Pacific Bank Ltd.	332,289	0.2
13,300		NS Solutions Corp.	253,611	0.1
500		NuFlare Technology, Inc.	26,817	0.0
82,000		Obayashi Road Corp.	515,071	0.2
2,000		Odelic Co. Ltd.	77,682	0.0
53,000		Oenon Holdings, Inc.	130,322	0.1
5,800		Ohashi Technica, Inc.	77,438	0.0
22,000		Oita Bank Ltd.	83,321	0.0
8,000		Okura Industrial Co., Ltd.	31,910	0.0
6,000		Origin Electric Co. Ltd.	15,926	0.0
20,000		OUG Holdings, Inc.	51,448	0.0
3,000		PAPYLESS Co. Ltd.	79,588	0.0

11,000		Pegasus Sewing Machine Manufacturing Co., Ltd.	66,374	0.0
51,700		Penta-Ocean Construction Co., Ltd.	308,087	0.1
11,200		Poletowin Pitcrew Holdings, Inc.	93,181	0.1
1,800		Proto Corp.	20,416	0.0
40,300		Rengo Co., Ltd.	252,734	0.1
38,400		Rheon Automatic Machinery Co., Ltd.	299,965	0.1
1,400		Rion Co. Ltd.	21,395	0.0
42,600		Round One Corp.	300,945	0.1
57,000		Ryobi Ltd.	229,776	0.1
20,382		San-Ai Oil Co., Ltd.	143,700	0.1
3,200		Sanko Metal Industrial Co. Ltd.	90,080	0.1
4,000		Sankyo Frontier Co. Ltd.	35,334	0.0
2,800		Sansha Electric Manufacturing Co. Ltd.	12,716	0.0
147,400		Sanwa Holdings Corp.	1,468,006	0.7
4,900		Sawai Pharmaceutical Co., Ltd.	316,649	0.2
33,000		Saxa Holdings, Inc.	69,724	0.0
45,300		Scroll Corp.	157,757	0.1
17,900		Seikitokyu Kogyo Co., Ltd.	86,224	0.1
43,200		Seino Holdings Corp.	478,686	0.2
1,200		Senshu Electric Co. Ltd	18,549	0.0
4,900		Shidax Corp.	19,755	0.0
66,000		Shiga Bank Ltd.	342,301	0.2
12,000		Shinagawa Refractories Co., Ltd.	25,583	0.0
2,600		Shinko Shoji Co., Ltd.	29,330	0.0
312,000		Shinsei Bank Ltd.	504,430	0.2
21,600		Shinsho Corp.	392,200	0.2
8,300		Shizuoka Gas Co., Ltd.	65,134	0.0
1,400		Sinanen Holdings Co., Ltd.	27,776	0.0
5,900		SK-Electronics Co., Ltd.	57,600	0.0
9,500	L	Softcreate Holdings Corp.	104,530	0.1
52,300	L	Sourcenext Corp.	262,625	0.1
1,400		SRA Holdings	33,104	0.0
500		Star Flyer, Inc.	19,313	0.0
11,600		Starts Corp., Inc.	215,136	0.1
1,800		Step Co. Ltd.	21,450	0.0
28,000		SCSK Corp.	1,044,481	0.5
45,000		Sumitomo Bakelite Co., Ltd.	244,381	0.1
12,100		Sumitomo Densetsu Co., Ltd.	134,216	0.1
28,100		Sumitomo Forestry Co., Ltd.	391,440	0.2
101,000		Sumitomo Osaka Cement Co., Ltd.	418,313	0.2
35,500		Sun Frontier Fudousan Co., Ltd.	338,410	0.2
1,600		Tachibana Eletech Co., Ltd.	17,718	0.0
4,200		Tachikawa Corp.	30,567	0.0
241,000		Taiheiyo Cement Corp.	690,201	0.3
10,000		Taiko Bank Ltd.	25,811	0.0
1,500		Takano Co., Ltd.	10,854	0.0
162,100		Takara Leben Co., Ltd.	1,099,582	0.5
100		Takara Printing Co., Ltd.	1,391	0.0
10,100		Tatsuta Electric Wire and Cable Co., Ltd.	40,122	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

11,000		Tayca Corp.	58,319	0.0
6,000		TDC Software Engineering, Inc.	76,051	0.0
9,300		TechnoPro Holdings, Inc.	318,567	0.2
35,400		Teijin Ltd.	683,978	0.3
57,900		Temp Holdings Co., Ltd.	981,967	0.4
25,400		Tenma Corp.	439,937	0.2
4,100	@	Tera Probe, Inc.	29,678	0.0
4,400		Tigers Polymer Corp.	29,933	0.0
14,000		Toa Oil Co. Ltd.	20,135	0.0
180,000		TOA Road Corp.	482,761	0.2
46,000		Tochigi Bank Ltd.	221,778	0.1
65,000		Toda Corp.	352,304	0.2
10,000		Togami Electric Manufacturing Co. Ltd.	40,756	0.0
14,700		Toho Holdings Co., Ltd.	308,428	0.1
17,000		Tokyo Keiki INC.	28,948	0.0
14,500		Tokyo Ohka Kogyo Co., Ltd.	514,860	0.2
14,400		Tokyo Sangyo Co. Ltd.	54,682	0.0
11,700		Tokyo Seimitsu Co., Ltd.	319,206	0.2
102,800		Tokyo Steel Manufacturing Co., Ltd.	713,044	0.3
128,000		Tokyo Tekko Co., Ltd.	557,107	0.3
19,421		Tokyo TY Financial Group, Inc.	621,457	0.3
13,000		Toli Corp.	46,346	0.0
10,000		Tomoku Co., Ltd.	29,033	0.0
34,000		Tonami Holdings Co., Ltd.	91,597	0.1
46,300		Nissan Tokyo Sales Holdings Co., Ltd.	113,705	0.1
3,100		Toukei Computer Co., Ltd.	61,227	0.0
140,000		Towa Bank Ltd.	147,965	0.1
69,000		Toyo Engineering Corp.	236,360	0.1
45,000		Toyo Kohan Co., Ltd.	134,682	0.1
12,400		Toyo Machinery & Metal Co., Ltd.	46,732	0.0
34,700		Toyo Tire & Rubber Co., Ltd.	538,210	0.2
39,000		Tsubakimoto Chain Co.	308,937	0.1
29,000	@	Tsudakoma Corp.	41,362	0.0
25,200		Tsukuba Bank Ltd.	75,275	0.0
26,000		Uchida Yoko Co., Ltd.	108,399	0.1
100		UNIRITA, Inc.	1,569	0.0
29,930		Usen Corp.	96,583	0.1
13,200	L	Utoc Corp.	48,238	0.0
15,200		Warabeya Nichiyo Co., Ltd.	366,614	0.2
10,304		Watabe Wedding Corp.	45,179	0.0
1,800		WIN-Partners Co. Ltd.	30,258	0.0
17,100	L	W-Scope Corp.	305,950	0.1
7,000		Yamanashi Chuo Bank Ltd.	34,236	0.0
4,100		Yamato Corp.	22,528	0.0
71,700		Yamazen Corp.	571,735	0.3
59,800		Yuasa Trading Co., Ltd.	1,432,610	0.6
4,300		Yusen Logistics Co. Ltd.	43,778	0.0
1,300		Yushiro Chemical Industry Co., Ltd.	17,946	0.0
44,500		Zenkoku Hosho Co. Ltd.	1,913,270	0.9
			61,545,094	27.0

		Liechtenstein: 0.0%
473		Liechtenstein Landesbank	19,120	0.0

592		VP Bank AG	58,090	0.0
			77,210	0.0

		Luxembourg: 1.2%
25,455		Braas Monier Building Group SA	733,598	0.3
308,750		L'Occitane International SA	637,760	0.3
35,860		Reinet Investments SCA	708,579	0.3
8,591	@	Stabilus SA	448,128	0.2
6,108		Ternium SA ADR	146,042	0.1
			2,674,107	1.2

		Malaysia: 0.2%
57,500		Affin Holdings Bhd	30,138	0.0
50,400		Hua Yang Bhd	14,658	0.0
247,200		KSL Holdings BHD	65,409	0.1
72,450		Kumpulan Fima BHD	31,067	0.0
192,523	@	Lion Industries Corp. Bhd	19,305	0.0
2,100		Malaysian Pacific Industries Bhd	3,960	0.0
28,000	@	MNRB Holdings Bhd	21,088	0.0
68,300	@	Shell Refining Co. (Malaysia)	49,646	0.0
68,700		Tambun Indah Land Bhd	24,401	0.0
84,900		Tropicana Corp. Bhd	20,567	0.0
122,100		Uchi Technologies Bhd	51,765	0.1
103,100		WTK Holdings Bhd	26,533	0.0
			358,537	0.2

		Mexico: 0.1%
266,408	@	Axtel SA de CV	65,823	0.0
19,703	@	Industrias CH, SA	93,089	0.1
5,584		Rassini SAB de CV	25,922	0.0
			184,834	0.1

		Netherlands: 2.3%
6,211		Aalberts Industries NV	196,154	0.1
3,831		Accell Group	95,824	0.1
9,860		Advanced Metallurgical Group NV	196,356	0.1
2,038	@	ASR Nederland NV	45,152	0.0
23,109		BE Semiconductor Industries NV	752,822	0.3
8,545		Corbion NV	197,122	0.1
13,163	#	Euronext NV	527,124	0.2
20,871		IMCD Group NV	902,818	0.4
36,199	#,@	Intertrust NV	763,106	0.4
4,632		KAS Bank NV	41,975	0.0
3,101		Kendrion NV	89,495	0.0
93,452	@	Ordina NV	248,981	0.1
4,670	@	Patheon NV	118,571	0.1
12,443	#	Refresco Gerber NV	181,764	0.1
478,561	@,L	SNS Reaal NV	–	–
5,966		TKH Group NV	229,606	0.1
58,114	@	Post NL	273,699	0.1
5,690		Wereldhave NV	254,690	0.1
			5,115,259	2.3

		New Zealand: 0.3%
9,513		Gentrack Group Ltd.	23,923	0.0
9,568		Hallenstein Glasson Holdings Ltd.	20,458	0.0
89,871		PGG Wrightson Ltd.	29,562	0.0
121,042		Summerset Group Holdings Ltd.	411,718	0.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

51,678		Tourism Holdings Ltd.	119,734	0.1
			605,395	0.3

		Norway: 1.3%
23,603		ABG Sundal Collier ASA	13,969	0.0
89,215	@	Subsea 7 SA	998,706	0.4
851	@	Aker ASA	31,404	0.0
40,318	@	Borregaard ASA	395,189	0.2
239,691	@	BW Offshore Ltd.	9,844	0.0
27,289	@,L	Kitron ASA	18,441	0.0
61,358	@	Kongsberg Gruppen ASA	876,294	0.4
77,894	@	Kvaerner ASA	102,190	0.1
6,351	@	Selvaag Bolig ASA	30,977	0.0
7,502	@	Sparebank 1 Nord Norge	43,311	0.0
59,973	@	SpareBank 1 SMN	440,959	0.2
3,721		Sparebanken Vest	20,581	0.0
3,394	@	Spectrum ASA	10,700	0.0
			2,992,565	1.3

		Philippines: 0.1%
50,250		Cebu Air, Inc.	109,010	0.1
13,400		Lopez Holdings Corp.	2,199	0.0
			111,209	0.1

		Poland: 0.0%
689		Alumetal SA	10,625	0.0
1,895	@	CD Projekt SA	19,248	0.0
29,912	@	Impexmetal SA	20,813	0.0
6,094		Lentex SA	15,222	0.0
			65,908	0.0

		Qatar: 0.0%
13,944		United Development Co. QSC	76,405	0.0

		Russia: 0.0%
94,365	@	Black Earth Farming Ltd.	54,248	0.0

		Singapore: 0.6%
87,500		China Aviation Oil Singapore Corp. Ltd	89,636	0.1
30,100		China Sunsine Chemical Holdings Ltd.	8,870	0.0
29,300		Chip Eng Seng Corp. Ltd.	13,556	0.0
106,500		CSE Global Ltd.	31,408	0.0
319,000		Fortune Real Estate Investment Trust	389,107	0.2
28,500		Hock Lian Seng Holdings Ltd.	7,477	0.0
38,690		Hong Leong Asia Ltd.	19,223	0.0
13,300		Hong Leong Finance Ltd.	20,683	0.0
60,100		Lian Beng Group Ltd.	19,635	0.0
305,744		Mapletree Industrial Trust	378,116	0.2
9,700		NSL Ltd./Singapore	9,866	0.0
35,000		QAF Ltd.	31,069	0.0
62,000		Riverstone Holdings Ltd.	40,796	0.0
2,900		Singapore O&G Ltd.	2,433	0.0
3,440		Sunningdale Tech Ltd.	2,609	0.0
83,500		Tiong Woon Corp. Holding Ltd.	15,605	0.0
402,250		UMS Holdings Ltd.	179,260	0.1
4,400		Venture Corp. Ltd.	30,057	0.0
			1,289,406	0.6

		South Africa: 0.5%
1,985		JSE Ltd.	23,125	0.0
3,504		Liberty Holdings Ltd.	30,132	0.0

131,807	@	Lonmin PLC	307,327	0.1
3,492		MiX Telematics Ltd. ADR	21,965	0.0
109,644	@	Pinnacle Holdings Ltd.	145,555	0.1
13,094		Raubex Group Ltd.	24,403	0.0
119,149		Telkom SA Ltd.	549,217	0.3
			1,101,724	0.5

		South Korea: 2.5%
432		Asia Holdings Co. Ltd.	37,948	0.0
61		Dae Han Flour Mills Co. Ltd.	9,400	0.0
1,798		Daeduck GDS Co., Ltd.	18,679	0.0
18,545		Daewon San Up Co. Ltd.	133,914	0.1
605	@	DAP Co. Ltd.	2,043	0.0
4,212		Dongil Industries Co. Ltd.	266,874	0.1
4,305		DongKook Pharmaceutical Co. Ltd.	197,204	0.1
11,723		DuzonBizon Co. Ltd.	228,477	0.1
8,496		Handsome Co. Ltd.	301,145	0.1
8,976		Hotel Shilla Co. Ltd.	448,978	0.2
819	@	Hugel, Inc.	245,240	0.1
2,592		Humax Co. Ltd	33,032	0.0
3,640		Inzi Controls Co. Ltd.	15,915	0.0
3,519		KISCO Corp.	115,598	0.1
8,142		KIWOOM Securities Co. Ltd.	471,789	0.2
2,082		Kortek Corp.	25,524	0.0
1,667		KT Skylife Co. Ltd.	25,972	0.0
759		Kunsul Chemical Industrial Co. Ltd.	24,709	0.0
3,014		Kwangju Bank Co. Ltd.	26,600	0.0
1,532	@	Kyeryong Construction Industrial Co., Ltd.	19,546	0.0
3,201		Kyungchang Industrial Co. Ltd.	14,049	0.0
67,491	@,L	Magnachip Semiconductor Corp.	418,444	0.2
230		Mi Chang Oil Industrial Co. Ltd.	17,691	0.0
77,521		Nexen Tire Corp.	889,304	0.4
8,559		Poongsan Corp./New	260,082	0.1
908		RedcapTour Co. Ltd.	14,442	0.0
862		S&T Holdings Co. Ltd.	11,260	0.0
3,410		Saeron Automotive Corp.	23,811	0.0
8,006		Sam Young Electronics Co. Ltd.	77,930	0.0
1,841		Sejong Industrial Co., Ltd.	16,581	0.0
3,164		Sewon Precision Industry Co. Ltd.	52,399	0.1
4,655		SFA Engineering Corp.	235,156	0.1
13,678		SKC Co., Ltd.	322,684	0.2
15,673		SL Corp.	208,648	0.1
126		Taekwang Industrial Co. Ltd.	92,345	0.1
12,208		TES Co. Ltd./Korea	228,692	0.1
1,511		Uju Electronics Co. Ltd.	19,742	0.0
4,884		Visang Education, Inc.	64,176	0.0
1,620		YESCO Co. Ltd.	53,301	0.0
5,546		Yoosung Enterprise Co. Ltd.	19,578	0.0
2,007		You Eal Electronics Co. Ltd.	19,100	0.0
			5,708,002	2.5

		Spain: 0.9%
40,883		Bankinter S.A.	312,486	0.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

14,463		Enagas	414,583	0.2
27,367	@	Ercros SA	62,743	0.0
101,419		FAES FARMA SA	372,319	0.2
1,379	@	Lingotes Especiales SA	23,222	0.0
16,020		Papeles y Cartones de Europa SA	83,566	0.0
57,964	@	Sol Melia SA	715,680	0.3
			1,984,599	0.9

		Sweden: 2.1%
10,874	@	Acando AB	27,844	0.0
20,217	@	Axfood AB	315,950	0.1
1,833	@	Bergman & Beving AB	40,815	0.0
17,556	@	Bilia AB	418,603	0.2
3,403	@	BioGaia AB	103,987	0.1
7,987	@	Biotage AB	38,707	0.0
4,280		Bure Equity AB	46,895	0.0
15,911	@	Cellavision AB	144,573	0.1
4,646	@	Cherry AB	107,529	0.1
44,580		Concentric AB	530,588	0.2
1,305	@	Duni AB	17,359	0.0
8,747	@	Fastighets AB Balder	198,675	0.1
12,726	@	Granges AB	123,665	0.1
14,763	@	Indutrade AB	274,598	0.1
6,644	@	Intrum Justitia AB	204,851	0.1
3,088		Investment AB Oresund	49,374	0.0
56,272	@	KappAhl Holding AB	293,428	0.1
9,388	@	KNOW IT AB	83,931	0.1
11,799	@	Medivir AB	86,545	0.1
11,963	@	Moberg Pharma AB	64,900	0.0
2,497	@	Munksjo Oyj	35,888	0.0
22,484	@	Mycronic AB	234,682	0.1
11,224		New Wave Group AB	62,136	0.0
1,813	@	Probi AB	81,295	0.0
156,091	@,L	Rottneros AB	137,192	0.1
1,153		Sectra AB	17,808	0.0
8,660	@	Tethys Oil AB	62,960	0.0
10,835	@	Vitrolife AB	560,544	0.3
15,776	@	Wihlborgs Fastigheter AB	305,775	0.1
			4,671,097	2.1

		Switzerland: 5.8%
326		Autoneum Holding AG	86,266	0.0
90		Bell AG	38,540	0.0
2,006		Bobst Group AG	110,482	0.1
21		Carlo Gavazzi Holding AG	5,178	0.0
17,748		Clariant AG	293,897	0.1
1,943		Coltene Holding AG	138,526	0.1
238		Compagnie Financiere Tradition SA	18,856	0.0
978		Emmi AG	577,734	0.2
1,343		Feintool International Holding AG	156,347	0.1
2,087	@	Flughafen Zuerich AG	383,641	0.2
1,038		Forbo Holding AG	1,323,218	0.6
660		Galenica AG	661,727	0.3
733	@	Georg Fischer AG	649,875	0.3
113		Gurit Holding AG	95,694	0.1
433	@	Helvetia Holding AG	225,275	0.1
273	L	HOCHDORF Holding AG	75,868	0.0
525		Huber & Suhner AG	30,559	0.0
36		Huegli Holding AG	28,154	0.0
46		Interroll Holding AG	50,205	0.0
5,129		Julius Baer Group Ltd.	207,630	0.1
2,332		Kardex AG	199,665	0.1
21,054		Logitech International SA	509,223	0.2

15,587		Lonza Group AG	2,941,293	1.3
9		Metall Zug AG	28,922	0.0
38,748		OC Oerlikon Corp. AG	364,269	0.2
5,633	@	Oriflame Holding AG	206,953	0.1
968	@	Partners Group	490,041	0.2
473		Rieter Holding AG	89,959	0.0
37		Schaffner Holding AG	8,806	0.0
1,001		Straumann Holding AG	375,566	0.2
2,167		Swiss Life Holding AG	573,459	0.2
2,649		Swissquote Group Holding SA	75,357	0.0
8,621		Tecan Group AG	1,420,574	0.6
2,552		u-blox Holding AG	482,394	0.2
84		Vetropack Holding AG	137,786	0.1
9,951	#,@	Wizz Air Holdings Plc	183,760	0.1
568	@	Zehnder Group AG	23,603	0.0
			13,269,302	5.8

		Taiwan: 0.9%
24,000	@	Asia Optical Co., Inc.	22,140	0.0
1,649,000		AU Optronics Corp.	626,321	0.3
47,000		Catcher Technology Co., Ltd.	367,914	0.2
482,000		Innolux Corp.	162,255	0.1
3,385	@	ChipMOS Technologies (Bermuda) Ltd. ADR	69,053	0.0
124,000		Compal Electronics, Inc.	73,733	0.0
75,200		Coretronic Corp.	77,814	0.0
25,000		FSP Technology, Inc.	19,086	0.0
117,000		Globalwafers Co. Ltd.	288,374	0.1
198,000		Hung Poo Real Estate Development Corp.	162,813	0.1
39,000		ITEQ Corp.	42,209	0.0
14,177		Raydium Semiconductor Corp.	25,973	0.0
26,000		Sheng Yu Steel Co. Ltd.	23,850	0.0
183,960		Sunrex Technology Corp.	110,484	0.1
257,040		We & Win Development Co. Ltd.	73,616	0.0
			2,145,635	0.9

		Thailand: 0.8%
45,400		AAPICO Hitech PCL	18,161	0.0
37,200		Advanced Information Technology PCL	26,361	0.0
217,000		Cal-Comp Electronics Thailand PCL	20,404	0.0
423,300	@	Esso Thailand PCL	122,065	0.1
312,900		Hwa Fong Rubber Thailand PCL	39,771	0.0
197,100		MK Real Estate Development PCL	22,424	0.0
43,700		Padaeng Industry PCL	16,857	0.0
500,000		Raimon Land PCL	17,689	0.0
203,900		Star Petroleum Refining PCL	73,199	0.1
131,600		Thai Metal Trade PCL	48,898	0.0
16,800		Thai Plastic & Chemicals PCL	18,961	0.0
1,274,500		Thanachart Capital PCL	1,436,062	0.6
			1,860,852	0.8

		Turkey: 0.1%
6,098	@	Cimentas Izmir Cimento Fabrikasi Turk AS	17,877	0.0
13,543		Is Yatirim Menkul Degerler A.S.	4,690	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

40,215		Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	40,809	0.0
24,088		Turkiye Halk Bankasi AS	73,258	0.1
			136,634	0.1

		United Arab Emirates: 0.0%
102,811	@	Lamprell PLC	92,493	0.0

		United Kingdom: 13.1%
72,831		888 Holdings PLC	193,892	0.1
260,804		AA PLC	815,707	0.4
107,393		Abcam PLC	1,143,655	0.5
6,738		Advanced Medical Solutions Group PLC	17,546	0.0
7,012		Aggreko PLC	68,560	0.0
39,144	@	Aldermore Group PLC	82,697	0.0
47,132	@	Ashmore Group PLC	202,412	0.1
2,572	@	Atkins WS PLC	47,529	0.0
58,671	#,@	Auto Trader Group PLC	268,801	0.1
3,983		Awilco Drilling PLC	14,227	0.0
283,668		B&M European Value Retail SA	814,409	0.4
68,756	@	Beazley PLC	306,143	0.1
8,833	@	Bellway PLC	255,612	0.1
6,204	@	BTG PLC	49,924	0.0
90,073	@	Cairn Energy PLC	223,937	0.1
28,179	@	Capital & Regional PLC	19,488	0.0
9,468		Caretech Holdings PLC	31,638	0.0
6,916		Cenkos Securities PLC	6,603	0.0
210,185		Centamin PLC	407,107	0.2
80,362		Cineworld Group PLC	530,663	0.2
39,798		Clinigen Group Plc	359,449	0.2
16,594		Computacenter PLC	147,560	0.1
37,989		Consort Medical PLC	531,157	0.2
72,981	#,@	ConvaTec Group PLC	223,323	0.1
46,775		Costain Group PLC	211,870	0.1
6,515		Cranswick PLC	168,898	0.1
130,322		Dart Group PLC	572,259	0.3
30,589		Berendsen PLC	360,985	0.2
3,166		De La Rue PLC	22,224	0.0
7,348		Dechra Pharmaceuticals PLC	120,969	0.1
43,443		Domino's Pizza Group PLC	180,631	0.1
9,901		Drax Group PLC	38,363	0.0
50,449	@	DS Smith PLC	246,000	0.1
68,827		Electrocomponents Plc	313,895	0.1
183,548		Elementis PLC	535,316	0.2
20,044	@	Faroe Petroleum PLC	19,382	0.0
12,150		Fidessa Group PLC	365,694	0.2
14,872		Finsbury Food Group PLC	22,641	0.0
121,034		Gem Diamonds Ltd.	171,850	0.1
22,102		Genus PLC	507,514	0.2
2,971		Go-Ahead Group PLC	75,354	0.0
36,210		Greggs Plc	423,245	0.2
140,530		Hansteen Holdings PLC	184,910	0.1
2,890		Hargreaves Services PLC	8,224	0.0
290,866		Hays PLC	485,820	0.2
13,140		Highland Gold Mining Ltd.	25,814	0.0
27,008		Hikma Pharmaceuticals PLC	579,279	0.3
41,288		Hill & Smith Holdings PLC	507,956	0.2
2,695		Hilton Food Group PLC	19,974	0.0

94,960	@	Hunting PLC	583,590	0.3
5,724		IG Design Group Plc	18,707	0.0
21,799		IG Group Holdings PLC	220,131	0.1
91,141		Indivior PLC	350,046	0.2
41,697		Informa PLC	343,047	0.2
27,077		Inland Homes PLC	19,560	0.0
30,028		Intermediate Capital Group PLC	222,423	0.1
80,717		Investec PLC - INP - ZAR	502,638	0.2
3,234	@	Investec PLC - INVP - GBP	20,071	0.0
18,952		James Fisher & Sons PLC	375,333	0.2
25,965	@	JD Sports Fashion PLC	482,753	0.2
782		John Menzies PLC	4,755	0.0
13,313		Johnson Service Group PLC	17,151	0.0
81,006		Jupiter Fund Management PLC	427,112	0.2
16,011		Kainos Group PLC	39,685	0.0
75,838		Keller Group PLC	631,682	0.3
38,425	L	Kier Group PLC	638,990	0.3
228,297	@,L	Ladbrokes PLC	372,732	0.2
113,296		Lookers PLC	143,182	0.1
742		Luxfer Holdings PLC ADR	6,967	0.0
102,910		Mcbride PLC	236,809	0.1
85,612		Mears Group PLC	471,815	0.2
41,490		Meggitt PLC	220,726	0.1
3,804	@	Mimecast Ltd.	76,993	0.0
50,631		Mondi PLC	988,095	0.4
109,434		Moneysupermarket.com Group PLC	350,389	0.2
6,137		Morgan Sindall PLC	53,972	0.0
87,028		National Express Group PLC	390,959	0.2
44,522		Northgate PLC	229,288	0.1
60,046		Novae Group PLC	592,750	0.3
157,042	@,L	Ophir Energy PLC	132,588	0.1
607,225	@	Pendragon PLC	222,974	0.1
237,634	@	Petropavlovsk PLC	23,851	0.0
19,600		Playtech Ltd.	222,326	0.1
169,973		Polypipe Group plc	524,281	0.2
90,141	@	Premier Oil PLC	72,585	0.0
78,282	@	QinetiQ PLC	220,454	0.1
41,720		Redrow PLC	193,785	0.1
12,865		Renew Holdings PLC	58,185	0.0
122,703		Rentokil Initial Plc	342,259	0.1
109,490	@	Restaurant Group PLC	502,271	0.2
11,229	@	Rightmove PLC	512,574	0.2
23,526	@	RPC Group PLC	272,821	0.1
103,997		Safestore Holdings PLC	456,474	0.2
209,548		Saga PLC	508,281	0.2
45,164		Savills PLC	383,105	0.2
44,298	@	Softcat PLC	175,676	0.1
42,843		Speedy Hire PLC	19,976	0.0
16,657		Spirent Communications PLC	16,769	0.0
7,885		SSP Group Plc	32,785	0.0
3,172	@	Stolt-Nielsen Ltd.	38,967	0.0
32,427		Tate & Lyle PLC	309,256	0.1
4,743	@	TORM PLC	40,599	0.0
16,427	@	Trinity Mirror PLC	16,335	0.0
23,459		Tullett Prebon PLC	101,934	0.0
273,894		Tyman PLC	815,490	0.4
23,886		Ultra Electronics Holdings PLC	542,733	0.2

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

77,024	@	Unite Group PLC	521,746	0.2
51,724		Vertu Motors PLC	27,065	0.0
208,219		Volution Group PLC	425,618	0.2
10,021		YouGov PLC	27,966	0.0
43,738		Synthomer PLC	191,336	0.1
			29,916,522	13.1

		United States: 0.4%
5,095	@	China Cord Blood Corp.	25,526	0.0
15,608	@	Civeo Corp.	17,637	0.0
2,377	@	Global Sources Ltd.	19,253	0.0
2,765	@	magicJack VocalTec Ltd.	17,005	0.0
272,000		Nexteer Automotive Group Ltd.	358,712	0.1
2,770	@	Nova Measuring Instruments Ltd.	33,157	0.0
4,318	@	Orbotech Ltd.	118,313	0.1
22,441	L	Orion Engineered Carbons SA	420,769	0.2
			1,010,372	0.4

	Total Common Stock
	(Cost $217,183,777)		223,778,228	98.2

EXCHANGE-TRADED FUNDS: 0.2%
6,319		iShares MSCI EAFE Index Fund	365,364	0.2
2,045		Vanguard FTSE Developed Markets ETF	74,663	0.0

	Total Exchange-Traded Funds
	(Cost $440,319)		440,027	0.2

PREFERRED STOCK: 0.7%
		Germany: 0.7%
12,263		Biotest AG	170,775	0.1
15,057		Draegerwerk AG & Co. KGaA	1,075,326	0.5
110		KSB AG	44,832	0.0
640		STO AG	76,685	0.0
6,177		Villeroy & Boch AG	94,966	0.1
			1,462,584	0.7

		South Africa: 0.0%
776		Absa Bank Ltd.	44,889	0.0

		United Kingdom: 0.0%
2,469,840	@	Mcbride PLC - B shares	3,023	0.0

	Total Preferred Stock
	(Cost $1,230,242)		1,510,496	0.7

RIGHTS: 0.0%
		Spain: 0.0%
16,020	@	Papeles y Cartones de Europa SA	3,218	0.0

	Total Rights
	(Cost $–)		3,218	0.0

INVESTMENT COMPANIES: 0.1%
		United Kingdom: 0.1%
6,300	Electra Private Equity PLC	331,969	0.1

	Total Investment Companies
	(Cost $361,533)	331,969	0.1

	Total Long-Term Investments
	(Cost $219,215,871)	226,063,938	99.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.2%
	Securities Lending Collateralcc: 3.5%
1,882,042	Cantor Fitzgerald, Repurchase Agreement dated 10/31/16, 0.35%, due 11/01/16 (Repurchase Amount $1,882,060, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,919,683, due 11/15/16-08/20/66)	1,882,042	0.9
396,006	Citigroup, Inc., Repurchase Agreement dated 10/31/16, 0.34%, due 11/01/16 (Repurchase Amount $396,010, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $403,926, due 11/15/16-11/01/46)	396,006	0.2
1,882,042	Daiwa Capital Markets, Repurchase Agreement dated 10/31/16, 0.34%, due 11/01/16 (Repurchase Amount $1,882,060, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,919,683, due 11/10/16-02/01/49)	1,882,042	0.8

See Accompanying Notes to Financial Statements

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

1,882,042	Millenium Fixed Income Ltd., Repurchase Agreement dated 10/31/16, 0.37%, due 11/01/16 (Repurchase Amount $1,882,061, collateralized by various U.S. Government Securities, 1.625%-3.625%, Market Value plus accrued interest $1,919,683, due 10/31/21-02/15/44)	1,882,042	0.8
1,882,042	Nomura Securities, Repurchase Agreement dated 10/31/16, 0.34%, due 11/01/16 (Repurchase Amount $1,882,060, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,919,683, due 11/03/16-09/20/66)	1,882,042	0.8
		7,924,174	3.5

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.7%
1,639,179	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320%
	(Cost $1,639,179)	1,639,179	0.7

	Total Short-Term Investments
	(Cost $9,563,353)	9,563,353	4.2

	Total Investments in Securities (Cost $228,779,224)	$235,627,291	103.4
	Liabilities in Excess of Other Assets	(7,800,182)	(3.4)
	Net Assets	$227,827,109	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at October 31, 2016.

Cost for federal income tax purposes is $229,445,815.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$29,421,249
Gross Unrealized Depreciation	(23,239,773)

Net Unrealized Appreciation	$6,181,476

See Accompanying Notes to Financial Statements

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.2%
		Belgium: 0.4%
9,400		Ageas	343,416	0.4

		Canada: 3.6%
8,259		Canadian Imperial Bank of Commerce	618,824	0.8
61,140		Cenovus Energy, Inc.	882,024	1.1
48,932		Shaw Communications, Inc. - Class B	969,666	1.3
6,645		TransCanada Corp.	300,816	0.4
			2,771,330	3.6

		France: 11.1%
26,841		BNP Paribas	1,556,336	2.0
19,229		Casino Guichard Perrachon S.A.	957,243	1.2
21,106		Cie de Saint-Gobain	937,178	1.2
33,237		Eutelsat Communications	696,479	0.9
90,534		Engie SA	1,305,662	1.7
12,466		Sanofi	970,094	1.3
26,700		Total S.A.	1,279,067	1.6
13,123		Vinci S.A.	950,366	1.2
			8,652,425	11.1

		Germany: 0.8%
43,914	@	Deutsche Bank AG	635,071	0.8

		Italy: 3.3%
96,064		Assicurazioni Generali S.p.A.	1,240,897	1.6
48,886		ENI S.p.A.	709,450	0.9
243,600		UniCredit SpA	604,523	0.8
			2,554,870	3.3

		Japan: 9.6%
13,800		Canon, Inc.	396,447	0.5
26,600		Hitachi Chemical Co., Ltd.	621,825	0.8
50,800		Itochu Corp.	641,538	0.8
20,600		Japan Airlines Co. Ltd.	607,943	0.8
28,000		Japan Post Bank Co. Ltd.	329,979	0.4
241,600		Mitsubishi UFJ Financial Group, Inc.	1,246,610	1.6
45,800		Mitsui & Co., Ltd.	634,560	0.8
4,800		Murata Manufacturing Co., Ltd.	670,279	0.9
101,700		Nissan Motor Co., Ltd.	1,034,542	1.4
36,000		Sumitomo Mitsui Financial Group, Inc.	1,248,181	1.6
			7,431,904	9.6

		Netherlands: 2.8%
91,800	@	ArcelorMittal	620,292	0.8
63,941		Royal Dutch Shell PLC	1,593,249	2.0
			2,213,541	2.8

		Singapore: 1.1%
201,300		Singapore Telecommunications Ltd.	561,009	0.7

23,100		United Overseas Bank Ltd.	311,633	0.4
			872,642	1.1

		Spain: 1.7%
9,712		ACS Actividades de Construccion y Servicios S.A.	297,079	0.4
98,887	@	Telefonica S.A.	1,004,756	1.3
			1,301,835	1.7

		Sweden: 2.3%
11,500		Electrolux AB	272,186	0.3
121,700		Telefonaktiebolaget LM Ericsson	590,350	0.8
83,871		Volvo AB - B Shares	899,592	1.2
			1,762,128	2.3

		Switzerland: 4.7%
45,875		Credit Suisse Group AG	640,084	0.8
12,117		Novartis AG	859,914	1.1
3,877		Roche Holding AG	890,476	1.2
1,600	@	Syngenta AG	636,894	0.8
2,469		Zurich Insurance Group AG	646,277	0.8
			3,673,645	4.7

		Taiwan: 1.2%
42,300		MediaTek, Inc.	320,630	0.4
20,399		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	634,409	0.8
			955,039	1.2

		United Kingdom: 9.5%
294,505		Barclays PLC	682,314	0.9
126,772		HSBC Holdings PLC	954,741	1.2
14,675		Imperial Brands PLC	709,860	0.9
214,088		J Sainsbury PLC	656,406	0.8
210,700		Kingfisher PLC	930,755	1.2
27,701		Rio Tinto PLC	963,315	1.2
98,400		RSA Insurance Group PLC	664,365	0.9
30,700		SSE PLC	596,904	0.8
452,767		Vodafone Group PLC	1,243,451	1.6
			7,402,111	9.5

		United States: 44.1%
22,100		Abbott Laboratories	867,204	1.1
15,823		AbbVie, Inc.	882,607	1.1
9,800		American Electric Power Co., Inc.	635,432	0.8
6,129		Amgen, Inc.	865,170	1.1
13,828		Apple, Inc.	1,570,031	2.0
5,465		Bristol-Myers Squibb Co.	278,223	0.4
10,200		Bunge Ltd.	632,502	0.8
7,116		Caterpillar, Inc.	593,901	0.8
20,578	L	CenturyLink, Inc.	546,963	0.7
8,968		Chevron Corp.	939,398	1.2
42,669		Cisco Systems, Inc.	1,309,085	1.7
32,625		Citigroup, Inc.	1,603,519	2.1
20,300		ConAgra Foods, Inc.	978,054	1.3
3,178	@	Dell Technologies, Inc. - VMware, Inc.	156,008	0.2
11,689		Eli Lilly & Co.	863,116	1.1
11,837		Eversource Energy	651,745	0.8
10,942		Exxon Mobil Corp.	911,687	1.2

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

58,303		Freeport-McMoRan, Inc.	651,828	0.8
36,800	L	Gap, Inc.	1,015,312	1.3
43,530		General Electric Co.	1,266,723	1.6
12,600		Gilead Sciences, Inc.	927,738	1.2
6,100		International Business Machines Corp.	937,509	1.2
9,792		Intel Corp.	341,447	0.4
11,100		Las Vegas Sands Corp.	642,468	0.8
25,840		Macy's, Inc.	942,902	1.2
31,000		Mattel, Inc.	977,430	1.3
8,458		McDonald's Corp.	952,117	1.2
10,500		Merck & Co., Inc.	616,560	0.8
26,428		Metlife, Inc.	1,241,059	1.6
20,543		Microsoft Corp.	1,230,937	1.6
24,500		Mosaic Co.	576,485	0.8
48,756		Pfizer, Inc.	1,546,053	2.0
10,132		PNC Financial Services Group, Inc.	968,619	1.3
10,954		Procter & Gamble Co.	950,807	1.2
7,900		Schlumberger Ltd.	618,017	0.8
16,507		Seagate Technology	566,355	0.7
5,400		Stanley Black & Decker, Inc.	614,736	0.8
25,100		Symantec Corp.	628,253	0.8
13,063		Verizon Communications, Inc.	628,330	0.8
12,600		Wal-Mart Stores, Inc.	882,252	1.1
6,600		WestRock Co.	304,854	0.4
			34,313,436	44.1

	Total Common Stock
	(Cost $78,725,928)		74,883,393	96.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.8%
	Securities Lending Collateralcc: 2.1%
642,681	Cantor Fitzgerald, Repurchase Agreement dated 10/31/16, 0.35%, due 11/01/16 (Repurchase Amount $642,687, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $655,535, due 11/15/16-08/20/66)	642,681	0.8
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 10/31/16, 0.37%, due 11/01/16 (Repurchase Amount $1,000,010, collateralized by various U.S. Government Securities, 1.625%-3.625%, Market Value plus accrued interest $1,020,000, due 10/31/21-02/15/44)	1,000,000	1.3
		1,642,681	2.1

Shares		Value	Percentage of Net Assets
		Mutual Funds: 3.7%
2,878,752	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320%
	(Cost $2,878,752)	2,878,752	3.7

	Total Short-Term Investments
	(Cost $4,521,433)	4,521,433	5.8

	Total Investments in Securities (Cost $83,247,361)	$79,404,826	102.0
	Liabilities in Excess of Other Assets	(1,532,295)	(2.0)
	Net Assets	$77,872,531	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at October 31, 2016.

Cost for federal income tax purposes is $84,537,324.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$4,607,672
Gross Unrealized Depreciation	(9,740,170)

Net Unrealized Depreciation	$(5,132,498)

Voya International Core Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.5%
		Australia: 1.1%
602,433		South32 Ltd.	1,175,660	0.3
376,557		Westfield Corp.	2,544,725	0.8
			3,720,385	1.1

		Belgium: 2.2%
63,118	@	Anheuser-Busch InBev SA/NV	7,244,072	2.1
4,461		Umicore	271,150	0.1
			7,515,222	2.2

		Brazil: 1.1%
158,800		BB Seguridade Participacoes SA	1,591,980	0.5
177,849	@	Petroleo Brasileiro SA ADR	2,075,498	0.6
			3,667,478	1.1

		Canada: 7.0%
13,730		Alimentation Couche-Tard, Inc.	689,725	0.2
145,280		Canadian National Railway Co.	9,132,938	2.7
115,140		Imperial Oil Ltd.	3,734,131	1.1
138,540		Magna International, Inc.	5,688,062	1.7
91,480		TransCanada Corp.	4,141,255	1.3
			23,386,111	7.0

		China: 5.1%
62,003	@	Alibaba Group Holding Ltd. ADR	6,305,085	1.9
22,888	@	Baidu, Inc. ADR	4,047,972	1.2
519,330		China Life Insurance Co., Ltd.	1,285,722	0.4
1,888,550		CNOOC Ltd.	2,376,314	0.7
1,838,870		PICC Property & Casualty Co., Ltd.	2,968,126	0.9
			16,983,219	5.1

		Denmark: 0.1%
11,536	@	H Lundbeck A/S	371,788	0.1

		France: 10.2%
101,841		BNP Paribas	5,905,102	1.8
60,496		Capgemini SA	5,010,113	1.5
40,811		Essilor International SA	4,586,093	1.4
8,875		LVMH Moet Hennessy Louis Vuitton SE	1,615,801	0.5
80,357		Schneider Electric SE	5,404,042	1.6
27,517		Technip S.A.	1,826,309	0.5
105,450		Total S.A.	5,051,596	1.5
19,313		Unibail-Rodamco SE	4,584,252	1.4
			33,983,308	10.2

		Germany: 8.8%
75,509		Beiersdorf AG	6,656,880	2.0
45,115		Brenntag AG	2,411,867	0.7
19,973		Continental AG	3,836,653	1.1
88,056		Deutsche Wohnen AG	2,876,957	0.9
371,897		E.ON AG	2,725,593	0.8
22,800	#,@	Innogy SE	905,418	0.3

111,745	@	RWE AG	1,777,781	0.5
25,982		Siemens AG	2,952,021	0.9
152,763		Vonovia SE	5,385,670	1.6
			29,528,840	8.8

		Hong Kong: 1.3%
164,686		Hong Kong Exchanges and Clearing Ltd.	4,353,722	1.3

		India: 3.8%
422,567		Bharti Infratel Ltd.	2,200,981	0.6
18,962		Divis Laboratories Ltd.	366,007	0.1
26,840		HDFC Bank Ltd. ADR	1,899,735	0.6
1,030,788		ICICI Bank Ltd.	4,287,498	1.3
19,472		Maruti Suzuki India Ltd.	1,721,342	0.5
220,935		Power Grid Corp. of India Ltd.	579,424	0.2
46,694		Tata Consultancy Services Ltd.	1,672,122	0.5
			12,727,109	3.8

		Italy: 4.3%
83,922		Banca Generali SpA	1,866,149	0.6
351,542		ENI S.p.A.	5,101,692	1.5
251,538	@	FinecoBank Banca Fineco SpA	1,469,983	0.4
1,418,808		Intesa Sanpaolo SpA - ISP	3,289,766	1.0
40,403		Luxottica Group S.p.A.	2,011,773	0.6
259,980		UniCredit SpA	645,172	0.2
			14,384,535	4.3

		Japan: 11.4%
9,850		Daito Trust Construction Co., Ltd.	1,650,651	0.5
94,190		Daiwa House Industry Co., Ltd.	2,585,193	0.8
14,163		Eisai Co., Ltd.	902,575	0.3
14,000		Fanuc Ltd.	2,563,225	0.8
326,290		Mitsubishi Electric Corp.	4,414,437	1.3
114,000		Mitsubishi Heavy Industries Ltd.	487,677	0.1
21,000		Mitsui Fudosan Co., Ltd.	478,252	0.1
77,870		Nippon Telegraph & Telephone Corp.	3,452,510	1.0
102,100		Nomura Holdings, Inc.	511,412	0.2
20,160		Olympus Corp.	718,613	0.2
48,000		Omron Corp.	1,842,280	0.5
89,674		Ono Pharmaceutical Co., Ltd.	2,273,567	0.7
143,850		Seven & I Holdings Co., Ltd.	6,004,203	1.8
24,300		Sony Financial Holdings, Inc.	341,280	0.1
151,010		Sumitomo Mitsui Financial Group, Inc.	5,235,773	1.6
120,867		Tokio Marine Holdings, Inc.	4,767,404	1.4
			38,229,052	11.4

		Luxembourg: 0.6%
89,159		SES S.A. - Luxembourg	2,051,210	0.6

		Mexico: 0.5%
222,200		Grupo Financiero Banorte	1,310,793	0.4

Voya International Core Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

55,400		Infraestructura Energetica Nova SAB de CV	244,744	0.1
			1,555,537	0.5

		Netherlands: 7.6%
82,120	@	AerCap Holdings NV	3,375,953	1.0
97,800		Airbus Group SE	5,807,382	1.8
66,762	@	NXP Semiconductor NV - NXPI - US	6,676,200	2.0
226,721		Unilever NV	9,482,871	2.8
			25,342,406	7.6

		Russia: 0.3%
154,678		Rosneft PJSC GDR	841,165	0.3

		South Korea: 3.1%
99,438		SK Hynix, Inc.	3,556,563	1.1
12,202		Hyundai Motor Co.	1,489,735	0.4
1,963		LG Household & Health Care Ltd.	1,404,210	0.4
2,758		Samsung Electronics Co., Ltd.	3,944,846	1.2
1,012	@	Samsung Biologics Co. Ltd	120,281	0.0
			10,515,635	3.1

		Spain: 2.9%
686,109		Banco Santander SA	3,361,969	1.0
8,911		Industria de Diseno Textil SA	310,928	0.1
426,116		Repsol SA	5,949,668	1.8
			9,622,565	2.9

		Sweden: 0.7%
137,722		Assa Abloy AB	2,502,885	0.7

		Switzerland: 8.2%
1,926,395	@	Glencore PLC	5,896,925	1.8
135,454		LafargeHolcim Ltd.	7,225,217	2.2
53,573		Julius Baer Group Ltd.	2,168,721	0.6
80,066		Novartis AG	5,682,090	1.7
24,441		Zurich Insurance Group AG	6,397,596	1.9
			27,370,549	8.2

		Taiwan: 2.9%
1,619,960		Taiwan Semiconductor Manufacturing Co., Ltd.	9,721,958	2.9

		United Kingdom: 12.3%
293,118	@	Anglo American PLC	4,068,263	1.2
68,669		AstraZeneca PLC	3,845,142	1.2
581,640		Aviva PLC	3,151,791	0.9
92,630		BHP Billiton PLC	1,392,889	0.4
89,345		British American Tobacco PLC	5,120,647	1.5
552,009		Sky PLC	5,518,595	1.7
163,036		Compass Group PLC	2,950,032	0.9
171,645		CRH PLC - London	5,554,397	1.7
72,757		Hikma Pharmaceuticals PLC	1,560,522	0.5
316,924		International Consolidated Airlines Group SA	1,680,606	0.5
97,254		Smith & Nephew PLC	1,405,944	0.4
93,231	@	Standard Chartered PLC	810,732	0.2

188,519	WPP PLC	4,093,340	1.2
		41,152,900	12.3

	Total Common Stock
	(Cost $313,680,337)	319,527,579	95.5

SHORT-TERM INVESTMENTS: 3.2%
		Mutual Funds: 3.2%
10,767,794	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320%
	(Cost $10,767,794)	10,767,794	3.2

	Total Short-Term Investments
	(Cost $10,767,794)	10,767,794	3.2

	Total Investments in Securities (Cost $324,448,131)	$330,295,373	98.7
	Assets in Excess of Other Liabilities	4,366,072	1.3
	Net Assets	$334,661,445	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Cost for federal income tax purposes is $327,754,425.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,332,727
Gross Unrealized Depreciation	(17,791,779)

Net Unrealized Appreciation	$2,540,948

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Argentina: 0.8%
69,400	@	Arcos Dorados Holdings, Inc.	426,810	0.2
19,900	@	Cresud SACIF y A ADR	348,250	0.2
29,460	@	Grupo Supervielle SA ADR	447,203	0.2
28,800	@	IRSA Inversiones y Representaciones SA ADR	539,712	0.2
			1,761,975	0.8

		Brazil: 8.7%
307,338	@	B2W Cia Digital	1,501,065	0.7
45,400		Banco Bradesco SA ADR	472,614	0.2
95,450		Banco do Brasil SA	877,351	0.4
139,600		BB Seguridade Participacoes SA	1,399,499	0.6
30,450		Braskem SA	270,349	0.1
36,800		Braskem SA-SPON ADR	653,200	0.3
38,400		BRF SA ADR	642,048	0.3
57,530		Cia Brasileira de Distribuicao ADR	1,095,946	0.5
54,600		CVC Brasil Operadora e Agencia de Viagens SA	419,934	0.2
91,576		EDP - Energias do Brasil S.A.	438,658	0.2
100,500		Hypermarcas SA	841,593	0.4
178,376		Itau Unibanco Holding SA ADR	2,128,026	1.0
150,090		Kroton Educacional SA	747,159	0.3
113,820	@	Marfrig Global Foods SA	202,180	0.1
126,786		MRV Engenharia e Participacoes SA	488,555	0.2
23,300		Ouro Fino Saude Animal Participacoes SA	272,636	0.1
129,000	@	Petroleo Brasileiro SA ADR	1,505,430	0.7
34,420		Qualicorp SA	222,458	0.1
32,400		Smiles SA	592,782	0.3
80,900		Telefonica Brasil SA ADR	1,164,960	0.5
270,759		Tim Participacoes SA	746,453	0.3
56,000		Tim Participacoes SA ADR	775,600	0.4
172,970		Vale SA ADR	1,196,952	0.5
68,100		Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	639,824	0.3
			19,295,272	8.7

		Chile: 0.3%
75,120		Cencosud SA	244,892	0.1
16,900		Sociedad Quimica y Minera de Chile SA ADR	494,494	0.2
			739,386	0.3

		China: 26.4%
57,500		AAC Technologies Holdings, Inc.	547,857	0.2

38,820	@	Alibaba Group Holding Ltd. ADR	3,947,606	1.8
264,000		Anhui Conch Cement Co., Ltd.	729,674	0.3
15,875	@	Baidu, Inc. ADR	2,807,652	1.3
2,909,000		Bank of China Ltd.	1,303,580	0.6
1,727,000		Beijing Enterprises Water Group Ltd.	1,249,223	0.6
1,009,000		China Citic Bank	650,736	0.3
2,634,000		China Construction Bank	1,923,471	0.9
454,000		China Everbright Bank Co. Ltd.	206,990	0.1
200,000		China Lesso Group Holdings Ltd.	146,409	0.1
26,300		China Lodging Group Ltd. ADR	1,131,163	0.5
992,000		China Maple Leaf Educational Systems Ltd.	695,352	0.3
689,000		China Medical System Holdings Ltd.	1,075,942	0.5
319,000		China Mengniu Diary Co., Ltd.	602,597	0.3
413,500		China Merchants Bank Co., Ltd.	1,005,528	0.5
253,000		China Mobile Ltd.	2,898,468	1.3
1,339,650		China Petroleum & Chemical Corp.	968,836	0.4
238,000		China Pharmaceutical Group Ltd.	246,429	0.1
465,000		China Power International Development Ltd.	169,095	0.1
170,000		China Resources Land Ltd.	422,201	0.2
245,800		China Vanke Co. Ltd.	641,556	0.3
27,900	@	Ctrip.com International Ltd. ADR	1,231,785	0.5
951,000		Fu Shou Yuan International Group Ltd.	557,091	0.3
535,000		Geely Automobile Holdings Ltd.	550,489	0.3
430,000		Guangzhou Automobile Group Co. Ltd.	519,273	0.2
490,000		Huadian Power International Co.	210,010	0.1
338,000		Huaneng Power International, Inc.	207,762	0.1
92,400	@	JD.com, Inc. ADR	2,397,780	1.1
582,000		Jiangnan Group Ltd.	95,916	0.0
77,000		Kingboard Chemicals Holdings	227,616	0.1
15,534		Kweichow Moutai Co. Ltd.	728,651	0.3
366,000		Lee & Man Paper Manufacturing Ltd.	275,003	0.1
5,108		NetEase, Inc. ADR	1,312,705	0.6
5,330	@	New Oriental Education & Technology Group, Inc. ADR	267,193	0.1
196,000		Nine Dragons Paper Holdings Ltd.	159,351	0.1
812,000		Phoenix Healthcare Group Co. Ltd.	1,290,341	0.6
418,000		PICC Property & Casualty Co., Ltd.	674,695	0.3

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

187,000		Shanghai International Airport Co. Ltd.	747,943	0.3
93,400		Shanghai Pharmaceuticals Holding Co. Ltd.	240,348	0.1
258,000		Shenzhen Expressway Co. Ltd.	258,550	0.1
145,000		Shenzhou International Group Holdings Ltd.	960,422	0.4
53,600	@	Sina Corp.	3,866,704	1.7
339,600		Sinopharm Group Co.	1,649,099	0.7
384,000		Skyworth Digital Holdings Ltd.	247,861	0.1
55,100	@	Sohu.com, Inc.	2,062,393	0.9
46,000		Sunny Optical Technology Group Co. Ltd.	224,335	0.1
9,950	@	TAL Education Group ADR	810,328	0.4
309,600		Tencent Holdings Ltd.	8,205,123	3.7
408,000		Tingyi Cayman Islands Holding Corp.	439,825	0.2
145,000		Travelsky Technology Ltd.	309,367	0.1
94,000		Tsingtao Brewery Co., Ltd.	375,003	0.2
1,195,600		Uni-President China Holdings Ltd.	807,982	0.4
14,600	@	Vipshop Holdings Ltd. ADR	199,582	0.1
12,560	@	Weibo Corp. ADR	577,886	0.2
2,572,000		Xinyi Solar Holdings Ltd.	952,814	0.4
314,000		Zhejiang Expressway Co., Ltd.	328,742	0.2
363,889		Zhengzhou Yutong Bus Co. Ltd.	1,157,988	0.5
8,200	@	ZTO Express Cayman, Inc. ADR	138,826	0.1
			58,637,147	26.4

		Egypt: 0.4%
147,090		Commercial International Bank Egypt SAE BAN	855,746	0.4

		Georgia: 0.5%
31,572		BGEO Group PLC	1,142,325	0.5

		Hong Kong: 1.8%
153,000		AIA Group Ltd.	962,524	0.4
114,000		Galaxy Entertainment Group Ltd.	466,788	0.2
944,000		Man Wah Holdings Ltd.	626,528	0.3
148,750		Shenzhen International Holdings Ltd.	229,701	0.1
268,000		Techtronic Industries Co., Ltd.	1,006,916	0.5
666,500	#	WH Group Ltd.	539,796	0.2
288,000		Xinyi Glass Holding Co. Ltd.	247,633	0.1
			4,079,886	1.8

		Hungary: 0.7%
6,020		MOL Hungarian Oil & Gas PLC	386,124	0.2
20,890		OTP Bank Nyrt	585,425	0.3

25,912		Richter Gedeon Nyrt	556,256	0.2
			1,527,805	0.7

		India: 9.1%
98,806		Axis Bank Ltd.	722,771	0.3
65,150		Bharat Petroleum Corp. Ltd.	654,110	0.3
156,360		Cadila Healthcare Ltd.	981,276	0.4
37,000		Cholamandalam Investment and Finance Co. Ltd.	656,938	0.3
525,000	@	Dish TV India Ltd.	786,688	0.4
314,000	@	Fortis Healthcare Ltd.	850,268	0.4
54,600		HCL Technologies Ltd.	627,922	0.3
39,600		HDFC Bank Ltd. - Foreign Premium	887,860	0.4
91,680		Hindustan Petroleum Corp. Ltd.	642,618	0.3
52,050		Housing Development Finance Corp.	1,074,933	0.5
130,300		ICICI Bank Ltd. ADR	1,080,187	0.5
60,810		LIC Housing Finance Ltd.	536,331	0.2
99,465		Phoenix Mills Ltd.	565,337	0.2
220,745		Reliance Industries Ltd.	3,474,083	1.6
27,356		Reliance Industries Ltd. SPON GDR	867,185	0.4
63,823		Strides Arcolab Ltd.	996,353	0.5
54,197	#	Syngene International Ltd.	470,869	0.2
67,018		Tata Chemicals Ltd.	544,245	0.2
139,000		TVS Motor Co. Ltd.	852,664	0.4
86,310		VA Tech Wabag Ltd.	655,240	0.3
122,646		Yes Bank Ltd.	2,328,423	1.0
			20,256,301	9.1

		Indonesia: 0.6%
539,700		Astra International Tbk PT	340,501	0.1
36,500		Gudang Garam Tbk PT	189,910	0.1
561,500		Link Net Tbk PT	215,167	0.1
417,600		Matahari Department Store Tbk PT	575,897	0.3
			1,321,475	0.6

		Kenya: 0.5%
5,095,000		Safaricom Ltd.	994,941	0.5

		Malaysia: 0.3%
611,300		AirAsia BHD	403,591	0.2
718,887		UEM Sunrise Bhd	191,567	0.1
			595,158	0.3

		Mexico: 4.5%
46,000		America Movil SAB de CV ADR	604,440	0.3
62,110		Arca Continental SAB de CV	385,982	0.2
72,029	@	Cemex SAB de CV ADR	625,212	0.3
355,000		Concentradora Hipotecaria SAPI de CV	506,365	0.2
22,100		Fomento Economico Mexicano SAB de CV ADR	2,114,307	0.9
12,150		Gruma SA de CV	168,895	0.1
104,800		Grupo Financiero Banorte	618,232	0.3

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

76,400		Grupo Financiero Santander Mexico SAB de CV ADR	691,420	0.3
238,400		Grupo Mexico SA de CV Series B	585,247	0.3
44,700		Grupo Televisa SAB ADR	1,096,491	0.5
590,900		PLA Administradora Industrial S de RL de CV	980,092	0.4
277,400		Qualitas Controladora SAB de CV	511,475	0.2
342,800		Unifin Financiera SAPI de CV SOFOM ENR	1,014,743	0.5
			9,902,901	4.5

		Peru: 0.7%
11,050		Credicorp Ltd.	1,642,914	0.7

		Philippines: 0.6%
777,950		Robinsons Retail Holdings, Inc.	1,240,964	0.6

		Poland: 0.7%
15,830		Eurocash SA	160,319	0.1
28,490		KGHM Polska Miedz SA	517,106	0.2
42,560		Polski Koncern Naftowy Orlen	843,214	0.4
			1,520,639	0.7

		Russia: 6.6%
184,300	@	Alrosa AO	257,793	0.1
155,753		Gazprom PJSC ADR	674,411	0.3
44,253		Lukoil PJSC ADR	2,151,138	1.0
6,178	@	Magnit OAO	1,035,926	0.5
1,200		Magnit OJSC	201,216	0.1
553,024	@	Magnitogorsk Iron & Steel Works	277,868	0.1
19,195		MegaFon PJSC GDR	182,928	0.1
100,430		Mobile TeleSystems PJSC ADR	774,315	0.3
299,680	@	Moscow Exchange MICEX-RTS OAO	552,017	0.3
266,264	@	Raven Russia Ltd.	127,104	0.0
10,330	#	Ros Agro PLC GDR	134,807	0.1
5,510		Ros Agro PLC REG GDR	71,906	0.0
324,362		Rosneft PJSC GDR	1,763,934	0.8
275,328		Sberbank PAO ADR	2,615,616	1.2
19,670		Severstal OAO GDR	277,372	0.1
18,174		Tatneft PAO ADR	608,284	0.3
128,600		VimpelCom Ltd. ADR ADR	429,524	0.2
38,181	@	X5 Retail Group N.V. GDR	1,139,321	0.5
67,800	@	Yandex NV	1,334,982	0.6
			14,610,462	6.6

		Singapore: 0.2%
11,800		Jardine Cycle & Carriage Ltd.	357,330	0.2

		South Africa: 2.4%
220,000		Advtech Ltd.	283,897	0.1
76,481		Life Healthcare Group Holdings Ltd.	204,327	0.1
15,922		Naspers Ltd.	2,666,621	1.2
47,190		Pick n Pay Stores Ltd.	231,212	0.1

120,000		Rhodes Food Group Pty Ltd.	231,479	0.1
67,956		Spar Group Ltd.	962,610	0.4
14,950		Tiger Brands Ltd.	425,722	0.2
319,135		Transaction Capital Ltd.	312,656	0.2
			5,318,524	2.4

		South Korea: 13.4%
1,590		Amorepacific Corp.	498,145	0.2
1,390		BGF retail Co. Ltd.	211,087	0.1
29,400		Hana Financial Group, Inc.	840,905	0.4
9,590		Hankook Tire Co. Ltd.	460,522	0.2
29,760		SK Hynix, Inc.	1,064,415	0.5
2,560		Hyosung Corp.	299,046	0.1
2,530	@	Hyundai Heavy Industries	320,856	0.2
11,370		Hyundai Marine & Fire Insurance Co., Ltd.	350,962	0.2
1,730		Hyundai Mobis Co. Ltd.	412,620	0.2
18,000		KB Financial Group, Inc. ADR	665,640	0.3
2,594		KCC Corp.	915,822	0.4
19,180		Korea Electric Power Corp.	829,740	0.4
9,483		KT&G Corp.	935,310	0.4
29,860		LG Display Co., Ltd.	713,941	0.3
1,795		LG Household & Health Care Ltd.	1,284,033	0.6
106,590		LG Uplus Corp.	1,098,539	0.5
556		Lotte Chilsung Beverage Co., Ltd.	748,463	0.3
4,848		Lotte Confectionery Co. Ltd.	813,472	0.4
2,410		NCSoft Corp.	556,731	0.3
1,285		NAVER Corp.	961,393	0.4
19,580		Partron Co. Ltd.	152,784	0.1
3,110		POSCO	647,106	0.3
5,686		Samsung Electronics Co., Ltd. GDR	4,000,165	1.8
3,003		Samsung Electronics Co., Ltd.	4,295,276	1.9
6,680		Samsung Life Insurance Co. Ltd.	644,619	0.3
29,360		Shinhan Financial Group Co., Ltd.	1,123,143	0.5
5,720		SK Innovation Co. Ltd.	752,948	0.3
105,600		SK Telecom Co., Ltd. ADR	2,307,360	1.0
7,430		S-Oil Corp.	507,749	0.2
12,633		Soulbrain Co. Ltd.	688,454	0.3
9,016		Coway Co., Ltd.	705,266	0.3
			29,806,512	13.4

		Spain: 0.6%
69,551		CIE Automotive SA	1,431,840	0.6

		Switzerland: 0.2%
28,500	#,@	Wizz Air Holdings Plc	526,296	0.2

		Taiwan: 9.3%
103,000		Accton Technology Corp.	164,478	0.1
803,000		Advanced Semiconductor Engineering, Inc.	943,509	0.4
119,000		Aerospace Industrial Development Corp.	150,642	0.1

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

198,000	Basso Industry Corp.	532,479	0.2
61,000	Casetek Holdings Ltd.	195,826	0.1
49,000	Catcher Technology Co., Ltd.	383,570	0.2
43,001	Chlitina Holding Ltd.	188,245	0.1
112,400	Coretronic Corp.	116,307	0.0
158,000	Elite Material Co. Ltd.	439,867	0.2
134,537	FLEXium Interconnect, Inc.	382,569	0.2
60,000	Grape King Bio Ltd.	503,789	0.2
299,512	Hon Hai Precision Industry Co., Ltd.	809,031	0.4
149,000	King Yuan Electronics Co., Ltd.	131,059	0.1
13,000	Largan Precision Co. Ltd.	1,533,677	0.7
188,000	MediaTek, Inc.	1,425,022	0.6
147,000	Micro-Star International Co., Ltd.	422,890	0.2
209,000	Pegatron Corp.	562,791	0.3
54,770	Poya International Co. Ltd.	796,186	0.4
12,520	Silicon Motion Technology Corp. ADR	508,437	0.2
12,000	St Shine Optical Co. Ltd.	252,193	0.1
117,241	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,646,195	1.7
870,000	Taiwan Semiconductor Manufacturing Co., Ltd.	5,221,180	2.3
384,000	Uni-President Enterprises Corp.	741,906	0.3
103,793	Win Semiconductors Corp.	288,250	0.1
120,000	Zhen Ding Technology Holding Ltd.	272,986	0.1
		20,613,084	9.3

	Thailand: 3.2%
116,200	Bangkok Bank PCL - Foreign Reg	527,608	0.2
851,400	Charoen Pokphand Foods PCL	765,688	0.3
1,086,500	CP ALL PCL	1,883,337	0.8
156,600	Kiatnakin Bank PCL	261,535	0.1
1,593,500	Krung Thai Bank PCL	782,604	0.4
101,700	PTT PCL	1,001,367	0.5
380,000	Srisawad Power 1979 PCL	434,118	0.2
670,000	Star Petroleum Refining PCL	240,526	0.1
500,500	Thai Beverage PCL	346,958	0.2
171,400	Thai Oil PCL	342,416	0.2
657,400	Thai Union Group PCL	407,377	0.2
56,300	Thanachart Capital PCL	63,489	0.0
		7,057,023	3.2

	Turkey: 3.3%
760,305	Akbank TAS	2,034,697	0.9
47,100	Arcelik A/S	311,174	0.1
76,876	AvivaSA Emeklilik ve Hayat AS	518,759	0.2
633,270	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	647,073	0.3
1	Enka Insaat Ve Sanayi AS	2	0.0

252,291		Eregli Demir ve Celik Fabrikalari TAS	343,040	0.2
12,830		Ford Otomotiv Sanayi A/S	131,074	0.1
150,560		Tekfen Holding AS	382,013	0.2
118,200		Tofas Turk Otomobil Fabrikasi AS	890,688	0.4
1	@	Turk Hava Yollari	1	0.0
182,508		Turk Sise Ve Cam Fabrikalari	191,995	0.1
33,900	@	Turkcell Iletisim Hizmet AS ADR	271,878	0.1
286,850		Turkiye Is Bankasi	465,779	0.2
2,719,470		Turkiye Sinai Kalkinma Bankasi AS	1,205,387	0.5
5,292		Ulker Biskuvi Sanayi AS	32,861	0.0
			7,426,421	3.3

		United Arab Emirates: 0.4%
272,710		Aldar Properties PJSC	195,224	0.1
114,490		Emaar Properties PJSC	216,796	0.1
23,141	@	NMC Health PLC	413,824	0.2
			825,844	0.4

		United Kingdom: 0.4%
18,879		Hikma Pharmaceuticals PLC	404,924	0.2
145,680		International Personal Finance PLC	524,741	0.2
			929,665	0.4

		United States: 0.7%
17,100	@	Luxoft Holding, Inc.	906,300	0.4
14,100	@	Yahoo!, Inc.	585,855	0.3
			1,492,155	0.7

		Vietnam: 0.1%
129,000		Hoa Phat Group JSC	235,279	0.1

	Total Common Stock
	(Cost $204,064,936)		216,145,270	97.4

PREFERRED STOCK: 2.1%
		Brazil: 0.5%
79,170		Cia Energetica de Minas Gerais	241,826	0.1
61,490		Itau Unibanco Holding S.A.	741,270	0.4
			983,096	0.5

		Colombia: 0.4%
92,700		Banco Davivienda SA	943,408	0.4

		Russia: 0.2%
932,890	@	Surgutneftegas OJSC	422,993	0.2

		South Korea: 1.0%
2,009		Samsung Electronics Co., Ltd. - Pref	2,309,888	1.0

	Total Preferred Stock
	(Cost $4,058,224)		4,659,385	2.1

	Total Long-Term Investments
	(Cost $208,123,160)		220,804,655	99.5

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

SHORT-TERM INVESTMENTS: 0.9%
	Mutual Funds: 0.9%
2,042,071	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320%
	(Cost $2,042,071)	2,042,071	0.9

	Total Short-Term Investments
	(Cost $2,042,071)	2,042,071	0.9

	Total Investments in Securities (Cost $210,165,231)	$222,846,726	100.4
	Liabilities in Excess of Other Assets	(782,641)	(0.4)
	Net Assets	$222,064,085	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Cost for federal income tax purposes is $211,837,011.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$27,708,080
Gross Unrealized Depreciation	(16,698,365)

Net Unrealized Appreciation	$11,009,715

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Australia: 4.0%
45,994		Amcor Ltd.	513,369	0.1
189,104		Australia & New Zealand Banking Group Ltd.	3,993,006	0.8
325,944		Brambles Ltd.	2,853,737	0.5
127,697		Caltex Australia Ltd.	2,972,432	0.6
46,406		Cochlear Ltd.	4,508,867	0.9
2,634		CSL Ltd.	200,989	0.0
282,259		Goodman Group	1,454,909	0.3
152,893	@,L	Mesoblast Ltd.	142,184	0.0
155,863		Seek Ltd.	1,731,062	0.3
211,548		South32 Ltd.	412,840	0.1
166,943		Treasury Wine Estates Ltd.	1,360,980	0.3
17,320		Woodside Petroleum Ltd.	370,752	0.1
			20,515,127	4.0

		Belgium: 2.1%
62,175	@	Anheuser-Busch InBev SA/NV	7,135,843	1.4
60,071	@	KBC Group NV	3,662,008	0.7
			10,797,851	2.1

		Brazil: 0.6%
251,883		BB Seguridade Participacoes SA	2,525,143	0.5
25,800		Tim Participacoes SA ADR	357,330	0.1
			2,882,473	0.6

		Canada: 2.4%
4,896		Alimentation Couche-Tard, Inc.	245,950	0.1
33,130		Canadian National Railway Co.	2,082,697	0.4
14,800		Canadian Natural Resources Ltd.	469,720	0.1
3,012		Canadian Pacific Railway Ltd.	430,568	0.1
26,040		MacDonald Dettwiler & Associates Ltd.	1,490,413	0.3
81,200		National Bank Of Canada	2,898,573	0.6
110,790		Suncor Energy, Inc.	3,324,609	0.6
27,839		TransCanada Corp.	1,260,258	0.2
179	@	Valeant Pharmaceuticals International, Inc. - CAD	3,195	0.0
			12,205,983	2.4

		Chile: 0.1%
32,979		Banco Santander Chile ADR	753,570	0.1

		China: 2.4%
4,100	@	58.com, Inc. ADR	171,585	0.0
24,723	@	Alibaba Group Holding Ltd. ADR	2,514,082	0.5
11,714	@	Baidu, Inc. ADR	2,071,738	0.4
193,000		China Mengniu Diary Co., Ltd.	364,580	0.1
354,000		China Overseas Land & Investment Ltd.	1,086,741	0.2

998,000		CNOOC Ltd.	1,255,758	0.2
45,921	@	Ctrip.com International Ltd. ADR	2,027,412	0.4
40,133	@,L	JD.com, Inc. ADR	1,041,452	0.2
29,800		Tencent Holdings Ltd.	789,770	0.2
310,000		Tsingtao Brewery Co., Ltd.	1,236,713	0.2
			12,559,831	2.4

		Denmark: 2.0%
51,365		Carlsberg A/S	4,627,695	0.9
12,389		GN Store Nord	251,104	0.0
76,158		Novo Nordisk A/S	2,713,167	0.5
48,461		Novozymes A/S	1,797,749	0.4
6,144		Pandora A/S	799,061	0.2
			10,188,776	2.0

		Finland: 1.9%
48,540		Kone OYJ	2,233,417	0.4
169,439	@	Outokumpu OYJ	1,181,261	0.2
103,455		Sampo OYJ	4,739,712	0.9
79,462		UPM-Kymmene OYJ	1,848,416	0.4
			10,002,806	1.9

		France: 8.0%
46,952		Air Liquide SA	4,770,938	0.9
123,477		AXA S.A.	2,785,941	0.5
68,276		BNP Paribas	3,958,885	0.8
57,490		Capgemini SA	4,761,164	0.9
16,238		Cie Generale des Etablissements Michelin	1,758,714	0.3
278		Dassault Aviation SA	302,981	0.1
36,074		Legrand S.A.	2,038,076	0.4
249,704		Natixis SA	1,263,391	0.2
22,800		Renault S.A.	1,982,739	0.4
6,287		Sanofi	489,249	0.1
31,765		Schneider Electric SE	2,136,210	0.4
20,687		Technip S.A.	1,373,001	0.3
137,252		Total S.A.	6,575,074	1.3
59,558		Valeo SA	3,436,803	0.7
50,959		Vinci S.A.	3,690,443	0.7
			41,323,609	8.0

		Germany: 5.0%
18,682		Adidas AG	3,069,354	0.6
24,111		Bayer AG	2,393,985	0.5
27,054		Brenntag AG	1,446,318	0.3
36,655		Daimler AG	2,615,052	0.5
7,792		Fresenius SE & Co. KGaA	575,732	0.1
13,195		GEA Group AG	511,069	0.1
9,427		HeidelbergCement AG	891,780	0.2
63,442		Infineon Technologies AG	1,141,028	0.2
2,719		Linde AG	449,090	0.1
1,819		Merck KGaA	187,231	0.0
16,961		RTL Group SA	1,326,816	0.3
43,686		SAP SE	3,848,730	0.7
5,047	#,@	Scout24 AG	174,063	0.0
29,843		Siemens AG	3,390,700	0.7
36,513		Telefonica Deutschland Holding AG	141,610	0.0
5,677		Wirecard AG	269,482	0.1

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

72,319	@	Zalando SE	3,180,220	0.6
			25,612,260	5.0

		Hong Kong: 1.8%
147,800		AIA Group Ltd.	929,811	0.2
358,000		Cafe de Coral Holdings Ltd.	1,264,007	0.2
241,548		CK Hutchison Holdings Ltd.	2,982,642	0.6
36,300		Jardine Matheson Holdings Ltd.	2,211,033	0.5
29,100		Jardine Strategic Holdings Ltd.	1,021,043	0.2
915,000	L	PAX Global Technology Ltd.	571,288	0.1
			8,979,824	1.8

		India: 0.9%
60,271		Axis Bank Ltd.	440,885	0.1
33,106		Housing Development Finance Corp.	683,703	0.1
22,346		Infosys Ltd.	335,022	0.1
107,716		Mahindra & Mahindra Ltd. GDR	2,100,705	0.4
218,572		NTPC Ltd.	494,541	0.1
113,629		Power Grid Corp. of India Ltd.	298,004	0.0
12,314		Tata Consultancy Services Ltd.	440,967	0.1
			4,793,827	0.9

		Indonesia: 0.2%
424,500		Bank Central Asia Tbk PT	504,708	0.1
1,114,300	@	Sarana Menara Nusantara Tbk PT	328,790	0.1
			833,498	0.2

		Ireland: 0.9%
137,858		James Hardie Industries SE	2,051,847	0.4
32,254	@	Ryanair Holdings PLC ADR	2,421,953	0.5
			4,473,800	0.9

		Israel: 1.1%
156,318	@	Protalix BioTherapeutics, Inc.	73,485	0.0
133,768		Teva Pharmaceutical Industries Ltd. ADR	5,717,244	1.1
			5,790,729	1.1

		Italy: 1.5%
86,426	L	Azimut Holding S.p.A.	1,387,275	0.3
49,413		Banca Mediolanum SpA	341,647	0.0
580,559		Enel S.p.A.	2,496,031	0.5
591,275		Intesa Sanpaolo SpA - ISP	1,370,979	0.3
342,040		Mediaset S.p.A.	978,146	0.2
1,276,295	@,L	Telecom Italia S.p.A. - TIT	1,109,481	0.2
			7,683,559	1.5

		Japan: 21.3%
32,100		ABC-Mart, Inc.	1,953,187	0.4
11,200		Air Water, Inc.	209,552	0.0
71,600		Asahi Group Holdings, Ltd.	2,554,041	0.5

53,200	Astellas Pharma, Inc.	789,587	0.2
21,700	Bridgestone Corp.	809,924	0.2
11,100	Chugai Pharmaceutical Co., Ltd.	378,265	0.1
7,400	Credit Saison Co., Ltd.	127,925	0.0
9,700	CyberAgent, Inc.	281,810	0.1
23,000	Daikin Industries Ltd.	2,204,083	0.4
268,600	Daiwa House Industry Co., Ltd.	7,372,151	1.4
51,000	Denso Corp.	2,219,265	0.4
27,600	Dentsu, Inc.	1,375,839	0.3
57,100	DMG Mori Co. Ltd.	605,617	0.1
103,700	Don Quijote Holdings Co. Ltd.	3,941,599	0.8
2,100	Fanuc Ltd.	384,484	0.1
80,300	Honda Motor Co., Ltd.	2,402,706	0.5
25,200	Inpex Corp.	235,085	0.0
231,700	Isuzu Motors Ltd.	2,865,934	0.6
37,000	Japan Airlines Co. Ltd.	1,091,937	0.2
95,300	Japan Tobacco, Inc.	3,623,318	0.7
126,600	Kakaku.com, Inc.	2,126,951	0.4
6,200	Kansai Paint Co., Ltd.	133,239	0.0
60,500	Kao Corp.	3,113,120	0.6
160,100	KDDI Corp.	4,865,947	0.9
6,300	Koito Manufacturing Co., Ltd.	330,762	0.1
11,400	Mabuchi Motor Co., Ltd.	662,690	0.1
39,800	Makita Corp.	2,751,785	0.5
62,100	Mitsubishi Corp.	1,351,605	0.3
47,600	Mitsubishi Electric Corp.	643,989	0.1
684,000	Mitsubishi UFJ Financial Group, Inc.	3,529,311	0.7
79,000	Mitsui Fudosan Co., Ltd.	1,799,138	0.3
111,800	MS&AD Insurance Group Holdings, Inc.	3,318,985	0.6
43,800	NGK Spark Plug Co., Ltd.	869,226	0.2
28,000	NH Foods Ltd.	670,981	0.1
82,000	Nippon Telegraph & Telephone Corp.	3,635,621	0.7
27,500	Sompo Holdings, Inc.	889,812	0.2
72,800	Olympus Corp.	2,594,993	0.5
193,700	Osaka Securities Exchange Co. Ltd.	2,876,020	0.6
84,500	Pigeon Corp.	2,377,289	0.5
186,000	Rakuten, Inc.	2,144,330	0.4
93,000	Seven & I Holdings Co., Ltd.	3,881,758	0.8
18,000	Shimano, Inc.	3,077,634	0.6
97,900	Shiseido Co., Ltd.	2,525,239	0.5
10,300	SMC Corp.	2,985,715	0.6
140,900	Sony Corp.	4,440,921	0.9
20,500	Sugi Holdings Co., Ltd.	1,098,098	0.2
54,600	Sumitomo Corp.	627,715	0.1
109,700	Sumitomo Electric Industries Ltd.	1,620,650	0.3
107,900	Sumitomo Mitsui Financial Group, Inc.	3,741,076	0.7
41,400	Sumitomo Mitsui Trust Holdings, Inc.	1,396,951	0.3
79,100	Suruga Bank Ltd.	1,931,060	0.4
20,200	Suzuken Co., Ltd.	648,795	0.1
54,000	Suzuki Motor Corp.	1,925,441	0.4
2,700	Taiyo Nippon Sanso Corp.	28,381	0.0
17,400	Tokio Marine Holdings, Inc.	686,315	0.1

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

41,400		United Arrows Ltd.	1,130,110	0.2
124,300		Yahoo! Japan Corp.	476,814	0.1
54,500		Yamato Holdings Co., Ltd.	1,241,679	0.2
			109,576,455	21.3

		Malaysia: 0.1%
369,900		Astro Malaysia Holdings Bhd	251,303	0.1

		Mexico: 0.1%
60,768		Grupo Financiero Santander Mexico SAB de CV ADR	549,950	0.1

		Netherlands: 4.7%
23,404	@	Altice NV	431,666	0.1
209,687	@	ArcelorMittal	1,416,854	0.3
4,273		ASML Holding NV	452,060	0.1
38,790	@	ASR Nederland NV	859,405	0.2
29,254		Airbus Group SE	1,737,108	0.3
246,528		ING Groep NV	3,236,193	0.6
465,737		Koninklijke KPN NV	1,518,659	0.3
37,740		NN Group NV	1,136,834	0.2
4,750	@	NXP Semiconductor NV - NXPI - US	475,000	0.1
363,098		Royal Dutch Shell PLC - Class A	9,043,733	1.7
17,853		Royal Dutch Shell PLC - Class B	460,476	0.1
90,306		Wolters Kluwer NV	3,492,173	0.7
			24,260,161	4.7

		Norway: 0.8%
366,864		Norsk Hydro ASA	1,640,154	0.3
162,501	L	Telenor ASA	2,584,554	0.5
			4,224,708	0.8

		Philippines: 0.2%
2,706,100		Alliance Global Group, Inc.	796,601	0.2

		Portugal: 0.4%
125,635		Jeronimo Martins SGPS SA	2,158,811	0.4

		Singapore: 0.5%
177,493		United Overseas Bank Ltd.	2,394,491	0.5

		South Africa: 0.8%
171,759		Clicks Group Ltd.	1,598,647	0.3
16,140		Naspers Ltd.	2,703,131	0.5
			4,301,778	0.8

		South Korea: 1.3%
599		LG Household & Health Care Ltd.	428,488	0.1
658		NAVER Corp.	492,293	0.1
1,293		Samsung Electronics Co., Ltd.	1,849,415	0.4
8,550		Samsung Fire & Marine Insurance Co. Ltd.	2,175,128	0.4
2,100		Samsung Electronics Co., Ltd. GDR	1,477,374	0.3
			6,422,698	1.3

		Spain: 1.8%
11,728		Amadeus IT Group SA	551,967	0.1
1,761,772		Bankia SA	1,547,820	0.3
51,415		Banco Bilbao Vizcaya Argentaria S.A.	370,122	0.0
274,527		Distribuidora Internacional de Alimentacion SA	1,466,281	0.3
31,100		Grifols SA ADR	444,419	0.1
84,287		Industria de Diseno Textil SA	2,940,990	0.6
93,747		Red Electrica Corp. SA	1,952,991	0.4
			9,274,590	1.8

		Sweden: 3.5%
197,857		Assa Abloy AB	3,595,745	0.7
10,240	L	Atlas Copco AB	299,982	0.0
96,314	L	Atlas Copco AB	2,515,778	0.5
11,686		Hexagon AB	408,918	0.1
40,168		Investor AB	1,426,461	0.3
233,767		Nordea Bank AB	2,456,687	0.5
19,196		Svenska Cellulosa AB SCA	543,685	0.1
297,750		Svenska Handelsbanken AB	4,059,263	0.8
123,547		Swedbank AB	2,890,905	0.5
			18,197,424	3.5

		Switzerland: 5.9%
27,820		Cie Financiere Richemont SA	1,788,545	0.4
17,315		GAM Holding Ltd.	167,723	0.0
18,088		LafargeHolcim Ltd.	964,827	0.2
12,861		Julius Baer Group Ltd.	520,634	0.1
60,433		Nestle S.A.	4,382,233	0.9
107,440		Novartis AG	7,624,757	1.5
17,636		Roche Holding AG	4,050,667	0.8
11,500	@	Schindler Holding AG - Part Cert	2,136,434	0.4
4,063		Swatch Group AG - BR	1,221,975	0.2
90,316		Wolseley PLC	4,684,662	0.9
10,437		Zurich Insurance Group AG	2,731,955	0.5
			30,274,412	5.9

		Taiwan: 1.7%
159,000		Taiwan Semiconductor Manufacturing Co., Ltd.	954,216	0.2
251,288		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	7,815,057	1.5
			8,769,273	1.7

		Thailand: 0.1%
156,700		CP ALL PCL	271,634	0.1
38,400		Kasikornbank PCL - Foreign	188,539	0.0
			460,173	0.1

		Turkey: 0.3%
612,375		Turkiye Garanti Bankasi A/S	1,666,357	0.3

		United Arab Emirates: 0.1%
25,807		DP World Ltd.	463,028	0.1

		United Kingdom: 16.8%
49,465	@	ASOS PLC	3,175,352	0.6

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

572,854	#,@	Auto Trader Group PLC	2,624,525	0.5
98,138		Aviva PLC	531,790	0.1
125,885		Barratt Developments PLC	698,090	0.1
255,957		BHP Billiton PLC	3,848,859	0.8
112,645		British American Tobacco PLC	6,456,044	1.3
48,275		Sky PLC	482,619	0.1
97,052		Burberry Group PLC	1,750,348	0.3
328,431		Capita Group PLC	2,350,888	0.5
484,921		Centrica PLC	1,270,137	0.2
60,588	#,@	ConvaTec Group PLC	185,400	0.0
75,937		Diageo PLC	2,021,188	0.4
292,508		Direct Line Insurance Group PLC	1,237,481	0.2
12,205		easyJet PLC	139,962	0.0
21,787		Experian PLC	418,847	0.1
134,319		GlaxoSmithKline PLC	2,653,391	0.5
193,449		Hargreaves Lansdown PLC	2,742,472	0.5
268,149		Howden Joinery Group PLC	1,227,899	0.2
294,238	@	Imagination Technologies Group PLC	813,936	0.2
233,224		Informa PLC	1,918,765	0.4
16,318		InterContinental Hotels Group PLC	632,629	0.1
41,400		Intertek Group PLC	1,727,302	0.3
181,876		John Wood Group PLC	1,709,490	0.3
64,453		Johnson Matthey PLC	2,686,618	0.5
283,994		Jupiter Fund Management PLC	1,497,386	0.3
8,120	@	Liberty Global PLC LILAC Group C	224,437	0.0
5,405	@	LivaNova PLC	306,356	0.1
1,353,508		Lloyds Banking Group Plc	945,189	0.2
99,174		National Grid PLC	1,290,039	0.3
48,717		Provident Financial PLC	1,756,272	0.3
449,843		Prudential PLC	7,340,957	1.4
4,159		Reckitt Benckiser Group PLC	372,068	0.1
194,723		Relx PLC	3,475,848	0.7
57,502	@	Rightmove PLC	2,624,811	0.5
77,977		Rio Tinto PLC	2,711,686	0.5
119,236	@	Royal Bank of Scotland Group PLC	275,545	0.1
125,279		Shire PLC	7,073,620	1.4
26,623		Signet Jewelers Ltd.	2,163,385	0.4
25,183		Smith & Nephew PLC	364,056	0.1
179,175	@	Standard Chartered PLC	1,558,096	0.3
107,229		Unilever PLC	4,476,743	0.9
1,297,390		Vodafone Group PLC	3,563,072	0.7
40,800		Weir Group PLC	847,533	0.2
15,853		WPP PLC	344,218	0.1
			86,515,349	16.8

		United States: 2.0%
33,105		Aon PLC	3,669,027	0.7
5,000		Las Vegas Sands Corp.	289,400	0.1
5,100	@	Liberty Global PLC - Class A	166,260	0.1
17,300	@	Liberty Global PLC - Class C	550,140	0.1
3,664		Mastercard, Inc.	392,121	0.1

7,799	@	Mettler Toledo International, Inc.	3,151,420	0.6
2,801	@	Mobileye NV	104,141	0.0
5,800		Philip Morris International, Inc.	559,352	0.1
807	@	Priceline.com, Inc.	1,189,704	0.2
86,700		Samsonite International SA	272,590	0.0
			10,344,155	2.0

	Total Common Stock
	(Cost $491,519,064)		500,299,240	97.3

PREFERRED STOCK: 0.1%
		Brazil: 0.1%
29,240		Itau Unibanco Holding S.A.	352,492	0.1

		United States: 0.0%
911	@	Peixe Urbano, Inc. - Series A	–	–
4,440	@	Peixe Urbano, Inc. - Series C	3,795	0.0
2,046	@	Xiaoju Kuaizhi, Inc., Series A-17	78,213	0.0
			82,008	0.0

	Total Preferred Stock
	(Cost $419,655)		434,500	0.1

	Total Long-Term Investments
	(Cost $491,938,719)		500,733,740	97.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc: 1.5%
1,789,095	Cantor Fitzgerald, Repurchase Agreement dated 10/31/16, 0.35%, due 11/01/16 (Repurchase Amount $1,789,112, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,824,877, due 11/15/16-08/20/66)	1,789,095	0.3
376,472	Citigroup, Inc., Repurchase Agreement dated 10/31/16, 0.34%, due 11/01/16 (Repurchase Amount $376,476, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $384,001, due 11/15/16-11/01/46)	376,472	0.1

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

1,789,095	Daiwa Capital Markets, Repurchase Agreement dated 10/31/16, 0.34%, due 11/01/16 (Repurchase Amount $1,789,112, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,824,877, due 11/10/16-02/01/49)	1,789,095	0.4
1,789,095	Millenium Fixed Income Ltd., Repurchase Agreement dated 10/31/16, 0.37%, due 11/01/16 (Repurchase Amount $1,789,113, collateralized by various U.S. Government Securities, 1.625%-3.625%, Market Value plus accrued interest $1,824,877, due 10/31/21-02/15/44)	1,789,095	0.3
1,789,095	Nomura Securities, Repurchase Agreement dated 10/31/16, 0.34%, due 11/01/16 (Repurchase Amount $1,789,112, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,824,877, due 11/03/16-09/20/66)	1,789,095	0.4
		7,532,852	1.5

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.6%
7,887,861	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320%	7,887,861	1.5
441,174	T. Rowe Price Reserve Investment Fund, 0.340%††	441,174	0.1
	Total Mutual Funds
	(Cost $8,329,035)	8,329,035	1.6

	Total Short-Term Investments
	(Cost $15,861,887)	15,861,887	3.1

	Total Investments in Securities (Cost $507,800,606)	$516,595,627	100.5
	Liabilities in Excess of Other Assets	(2,544,239)	(0.5)
	Net Assets	$514,051,388	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of October 31, 2016.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at October 31, 2016.

Cost for federal income tax purposes is $513,705,515.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$44,974,740
Gross Unrealized Depreciation	(42,084,628)

Net Unrealized Appreciation	$2,890,112

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Australia: 6.9%
1,424,587		Dexus Property Group	9,677,406	0.3
6,195,497		Goodman Group	31,934,799	1.0
10,710,973		GPT Group	37,867,312	1.2
27,524,180		Mirvac Group	43,662,544	1.4
17,761,314		Scentre Group	56,845,716	1.9
5,341,307		Vicinity Centres	11,648,107	0.4
3,228,180		Westfield Corp.	21,815,634	0.7
			213,451,518	6.9

		France: 6.9%
373,327		Gecina S.A.	54,431,772	1.8
99,994		Icade	7,180,885	0.2
1,973,971		Klepierre	80,672,172	2.6
303,383		Unibail-Rodamco SE	72,012,855	2.3
			214,297,684	6.9

		Germany: 2.7%
480,254		Deutsche Wohnen AG	15,690,809	0.5
785,342		LEG Immobilien AG	66,245,552	2.2
			81,936,361	2.7

		Hong Kong: 6.8%
5,265,500		Cheung Kong Property Holdings Ltd.	38,926,068	1.3
1,136,300		Henderson Land Development Co., Ltd.	6,721,473	0.2
7,431,000		Link REIT	52,863,671	1.7
7,471,000		Sun Hung Kai Properties Ltd.	111,251,677	3.6
			209,762,889	6.8

		Japan: 13.3%
225,200		Daito Trust Construction Co., Ltd.	37,738,744	1.2
11,012		GLP J-Reit	13,799,425	0.5
13,730	L	Invincible Investment Corp.	6,656,160	0.2
518		Japan Real Estate Investment Corp.	2,999,655	0.1
21,160		Japan Retail Fund Investment Corp.	48,138,914	1.6
5,566		Kenedix Office Investment Corp.	31,384,245	1.0
2,699,223		Mitsubishi Estate Co., Ltd.	53,646,597	1.7
3,354,688		Mitsui Fudosan Co., Ltd.	76,399,335	2.5
16,030		Mori Hills REIT Investment Corp.	22,602,224	0.7
21,666		Nippon Prologis REIT, Inc.	49,033,659	1.6
523		Nippon Building Fund, Inc.	3,107,793	0.1
18,416		Orix JREIT, Inc.	31,546,890	1.0
1,297,000		Sumitomo Realty & Development Co., Ltd.	34,092,719	1.1
			411,146,360	13.3

		Netherlands: 1.1%
480,164		Eurocommercial Properties NV	20,428,700	0.7

3,170,396		NSI NV	12,440,241	0.4
			32,868,941	1.1

		Singapore: 0.6%
5,931,800		Ascendas Real Estate Investment Trust	10,108,666	0.3
7,174,760		Mapletree Commercial Trust	7,890,302	0.3
			17,998,968	0.6

		Spain: 0.3%
773,756		Hispania Activos Inmobiliarios SOCIMI SA	9,502,789	0.3

		Sweden: 0.7%
161,410	@	Fabege AB	2,726,124	0.1
1,213,093	@	Hufvudstaden AB	18,775,616	0.6
			21,501,740	0.7

		United Kingdom: 3.9%
157,033	@	Derwent London PLC	4,643,990	0.1
1,536,915		Great Portland Estates PLC	11,151,762	0.4
2,952,571		Hammerson PLC	19,863,569	0.6
5,492,848		Land Securities Group PLC	67,071,272	2.2
2,013,319		Safestore Holdings PLC	8,837,068	0.3
1,783,734	@	Segro PLC	9,553,824	0.3
			121,121,485	3.9

		United States: 56.4%
333,400		Alexandria Real Estate Equities, Inc.	35,943,854	1.2
602,800		American Homes 4 Rent	12,725,108	0.4
434,908		AvalonBay Communities, Inc.	74,447,551	2.4
706,500		Brixmor Property Group, Inc.	17,959,230	0.6
815,560		CubeSmart	21,261,649	0.7
742,550		DCT Industrial Trust, Inc.	34,714,213	1.1
2,828,000		DDR Corp.	43,240,120	1.4
746,892		Digital Realty Trust, Inc.	69,782,120	2.3
1,434,800		Duke Realty Corp.	37,520,020	1.2
1,357,200		Equity Residential	83,807,100	2.7
1,401,200		Gaming and Leisure Properties, Inc.	46,001,396	1.5
3,656,854		General Growth Properties, Inc.	91,238,507	3.0
1,129,200		HCP, Inc.	38,675,100	1.2
869,500		Healthcare Realty Trust, Inc.	27,728,355	0.9
895,998		Healthcare Trust of America, Inc.	27,417,539	0.9
414,980		Highwoods Properties, Inc.	20,595,457	0.7
2,284,635		Host Hotels & Resorts, Inc.	35,366,150	1.1
619,900		Kilroy Realty Corp.	44,527,417	1.4
2,886,330		Kimco Realty Corp.	76,805,241	2.5
621,814	L	MGM Growth Properties LLC	16,366,145	0.5
1,294,800		Paramount Group, Inc.	20,134,140	0.7
617,392		Pebblebrook Hotel Trust	14,990,278	0.5
1,814,682		ProLogis, Inc.	94,653,813	3.1
274,024		Public Storage, Inc.	58,564,409	1.9

See Accompanying Notes to Financial Statements

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

396,000	QTS Realty Trust, Inc.	18,200,160	0.6
605,100	Regency Centers Corp.	43,609,557	1.4
836,620	Simon Property Group, Inc.	155,577,855	5.0
738,730	SL Green Realty Corp.	72,558,061	2.3
4,491,256	Spirit Realty Capital, Inc.	53,490,859	1.7
657,500	Sun Communities, Inc.	50,581,475	1.6
1,670,115	Sunstone Hotel Investors, Inc.	20,976,644	0.7
1,299,655	UDR, Inc.	45,448,935	1.5
6,744,600	VEREIT, Inc.	63,399,240	2.0
888,002	Vornado Realty Trust	82,388,826	2.7
1,343,700	Welltower, Inc.	92,083,761	3.0
		1,742,780,285	56.4

	Total Common Stock (Cost $2,291,451,991)	3,076,369,020	99.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
	Securities Lending Collateralcc: 0.1%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/16, 0.35%, due 11/01/16 (Repurchase Amount $1,000,010, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 11/15/16-08/20/66)	1,000,000	0.0
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 10/31/16, 0.34%, due 11/01/16 (Repurchase Amount $1,000,009, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $1,020,000, due 11/10/16-02/01/49)	1,000,000	0.1
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 10/31/16, 0.37%, due 11/01/16 (Repurchase Amount $1,000,010, collateralized by various U.S. Government Securities, 1.625%-3.625%, Market Value plus accrued interest $1,020,000, due 10/31/21-02/15/44)	1,000,000	0.0

196,154	Nomura Securities, Repurchase Agreement dated 10/31/16, 0.34%, due 11/01/16 (Repurchase Amount $196,156, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $200,077, due 11/03/16-09/20/66)	196,154	0.0
		3,196,154	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
10,232,397	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320%
	(Cost $10,232,397)	10,232,397	0.3

	Total Short-Term Investments (Cost $13,428,551)	13,428,551	0.4

	Total Investments in Securities (Cost $2,304,880,542)	$3,089,797,571	100.0
	Assets in Excess of Other Liabilities	1,517,342	–
	Net Assets	$3,091,314,913	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at October 31, 2016.

Cost for federal income tax purposes is $2,517,153,126.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$717,737,112
Gross Unrealized Depreciation	(145,092,667)

Net Unrealized Appreciation	$572,644,445

See Accompanying Notes to Financial Statements

Voya International Real Estate Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Australia: 15.5%
4,553,502		Aventus Retail Property Fund Ltd.	7,897,568	1.7
2,075,192		Charter Hall Retail REIT	6,534,872	1.4
473,818		Dexus Property Group	3,218,708	0.7
6,282,559		Mirvac Group	9,966,237	2.2
4,436,045		Peet Ltd.	3,203,574	0.7
6,697,546		Scentre Group	21,435,734	4.7
8,502,842		Vicinity Centres	18,542,655	4.1
			70,799,348	15.5

		Austria: 0.5%
93,336		BUWOG AG	2,255,924	0.5

		Canada: 2.9%
219,500		Allied Properties Real Estate Investment Trust	5,901,119	1.3
286,400		Smart Real Estate Investment Trust	7,142,384	1.6
			13,043,503	2.9

		France: 8.1%
31,562		Gecina S.A.	4,601,798	1.0
276,621		Klepierre	11,304,937	2.5
88,597		Unibail-Rodamco SE	21,029,929	4.6
			36,936,664	8.1

		Germany: 7.1%
175,187	#	ADO Properties SA	6,403,657	1.4
62,943		Deutsche Euroshop AG	2,720,423	0.6
191,307		Deutsche Wohnen AG	6,250,363	1.4
45,808		LEG Immobilien AG	3,864,019	0.8
375,760		Vonovia SE	13,247,445	2.9
			32,485,907	7.1

		Hong Kong: 13.1%
2,203,221		Cheung Kong Property Holdings Ltd.	16,287,671	3.6
9,484,000		Sino Land Co.	16,103,269	3.5
1,829,054		Sun Hung Kai Properties Ltd.	27,236,692	6.0
			59,627,632	13.1

		Ireland: 0.7%
1,661,841		Green REIT plc	2,557,825	0.5
526,648		Hibernia REIT plc	741,741	0.2
			3,299,566	0.7

		Italy: 0.4%
3,424,898	@	Beni Stabili SpA SIIQ	1,996,953	0.4

		Japan: 29.3%
54,700		Daito Trust Construction Co., Ltd.	9,166,560	2.0
7,312		Fukuoka REIT Corp.	12,690,745	2.8
2,918		GLP J-Reit	3,656,622	0.8
2,663		Hulic Reit, Inc.	4,660,434	1.0

1,516		Invincible Investment Corp.	734,941	0.2
3,035		Japan Real Estate Investment Corp.	17,575,198	3.9
1,781		Kenedix Office Investment Corp.	10,042,282	2.2
356,000		Mitsubishi Estate Co., Ltd.	7,075,439	1.6
1,170,277		Mitsui Fudosan Co., Ltd.	26,651,773	5.8
2,193		Nippon Prologis REIT, Inc.	4,963,113	1.1
2,034		Nippon Accommodations Fund, Inc.	9,256,062	2.0
1,186,400		Hulic Co. Ltd.	11,296,533	2.5
590,100		Sumitomo Realty & Development Co., Ltd.	15,511,267	3.4
			133,280,969	29.3

		Netherlands: 1.2%
127,936		Eurocommercial Properties NV	5,443,070	1.2

		Singapore: 3.9%
1,274,200		Ascendas Real Estate Investment Trust	2,171,426	0.4
3,453,620		CapitaLand Ltd.	7,659,840	1.7
7,344,630		Mapletree Commercial Trust	8,077,113	1.8
			17,908,379	3.9

		Spain: 2.0%
110,354		Hispania Activos Inmobiliarios SOCIMI SA	1,355,299	0.3
830,392	@	Inmobiliaria Colonial SA	5,855,663	1.3
171,114		Merlin Properties Socimi SA	1,919,870	0.4
			9,130,832	2.0

		Sweden: 3.5%
676,140	@	Castellum AB	9,161,682	2.0
173,592	@	Fabege AB	2,931,872	0.7
246,734	@	Hufvudstaden AB	3,818,819	0.8
			15,912,373	3.5

		Switzerland: 0.8%
40,164		PSP Swiss Property AG	3,593,816	0.8

		United Kingdom: 9.0%
286,372		British Land Co. PLC	2,050,259	0.5
400,106	@	Capital & Counties Properties PLC	1,410,911	0.3
49,022	@	Derwent London PLC	1,449,744	0.3
1,146,286		Hammerson PLC	7,711,696	1.7
122,847		Kennedy Wilson Europe Real Estate PLC	1,524,864	0.3
842,680		Land Securities Group PLC	10,289,675	2.3
502,707		Safestore Holdings PLC	2,206,533	0.5
969,867	@	Segro PLC	5,194,687	1.1
359,087	@	Shaftesbury PLC	4,028,477	0.9

See Accompanying Notes to Financial Statements

Voya International Real Estate Fund	PORTFOLIO OF INVESTMENTS AS OF October 31, 2016 (CONTINUED)

479,441		ST Modwen Properties PLC	1,600,895	0.4
483,089	@	Unite Group PLC	3,272,356	0.7
			40,740,097	9.0

	Total Common Stock (Cost $396,657,475)		446,455,033	98.0

SHORT-TERM INVESTMENTS: 2.6%
	Mutual Funds: 2.6%
11,652,729	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.320%
	(Cost $11,652,729)	11,652,729	2.6

	Total Short-Term Investments (Cost $11,652,729)	11,652,729	2.6

	Total Investments in Securities (Cost $408,310,204)	$458,107,762	100.6
	Liabilities in Excess of Other Assets	(2,565,271)	(0.6)
	Net Assets	$455,542,491	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.

Cost for federal income tax purposes is $435,498,369.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$47,307,561
Gross Unrealized Depreciation	(24,698,168)

Net Unrealized Appreciation	$22,609,393

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Mutual Funds

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 6, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: January 6, 2017